As filed with the Securities and Exchange Commission on January 7, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3802

LEHMAN BROTHERS INCOME FUNDS

(Exact Name of the Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor

New York, New York 10158-0180

(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Peter E. Sundman, Chairman of the Board and Chief Executive Officer

c/o Neuberger Berman Management Inc.

Lehman Brothers Income Funds

605 Third Avenue, 2nd Floor

New York, New York  10158-0180

Arthur Delibert, Esq.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, N.W.

Washington, D.C. 20006-1600

(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2007

Date of reporting period: October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders

Lehman Brothers
Income Funds

Investor Class Shares

Institutional Class Shares

Trust Class Shares

Lehman Brothers Core Bond Fund	Lehman Brothers New York Municipal Money Fund
Lehman Brothers High Income Bond Fund	Lehman Brothers Short Duration Bond Fund
Lehman Brothers Municipal Money Fund	Lehman Brothers Strategic Income Fund
Lehman Brothers Municipal Securities Trust	Neuberger Berman Cash Reserves

Annual Report

October 31, 2007

Contents

THE FUNDS

Chairman's Letter	1

PORTFOLIO COMMENTARY

Lehman Brothers Core Bond Fund	2

Lehman Brothers High Income Bond Fund	5

Lehman Brothers Municipal Money Fund	8

Lehman Brothers New York Municipal Money Fund	8

Lehman Brothers Municipal Securities Trust	10

Lehman Brothers Short Duration Bond Fund	13

Lehman Brothers Strategic Income Fund	15

Neuberger Berman Cash Reserves	18

FUND EXPENSE INFORMATION	23

SCHEDULE OF INVESTMENTS

Lehman Brothers Core Bond Fund	26

Lehman Brothers High Income Bond Fund	32

Lehman Brothers Municipal Money Fund	37

Lehman Brothers Municipal Securities Trust	47

Lehman Brothers New York Municipal Money Fund	50

Lehman Brothers Short Duration Bond Fund	54

Lehman Brothers Strategic Income Fund	57

Neuberger Berman Cash Reserves	67

FINANCIAL STATEMENTS	74

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this report are either service marks or registered service marks of Neuberger Berman Management Inc. ©2007 Neuberger Berman Management Inc. All rights reserved. ©2007 Lehman Brothers Asset Management LLC. All rights reserved.

FINANCIAL HIGHLIGHTS/PER SHARE DATA

Lehman Brothers Core Bond Fund	94

Lehman Brothers High Income Bond Fund	96

Lehman Brothers Municipal Money Fund	97

Lehman Brothers Municipal Securities Trust	98

Lehman Brothers New York Municipal Money Fund	99

Lehman Brothers Short Duration Bond Fund	100

Lehman Brothers Strategic Income Fund	102

Neuberger Berman Cash Reserves	104

Reports of Independent Registered Public Accounting Firms	107

Directory	109

Trustees and Officers	110

Proxy Voting Policies and Procedures	118

Quarterly Portfolio Schedule	118

Notice to Shareholders	118

Board Consideration of the Management and Sub-Advisory Agreements	119

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this report are either service marks or registered service marks of Neuberger Berman Management Inc. ©2007 Neuberger Berman Management Inc. All rights reserved. ©2007 Lehman Brothers Asset Management LLC. All rights reserved.

Chairman's Letter

Dear Fellow Shareholder,

For much of the fiscal year ended October 31, 2007, bond investors enjoyed the fruits of a long "pause" in interest rate increases by the Federal Reserve. After ending its previous two-year monetary tightening cycle in June 2006, the Fed appeared to be successfully walking a fine line between moderating economic growth and limiting price inflation.

For its part, the fixed income market experienced a period of relatively low volatility and historically narrow spreads between Treasuries and other fixed income securities. Overall, bond investors appeared confident both that the economy was slowing and that the Fed's pause would turn out to be more permanent.

However, the placid environment did not last. Beginning in July, concern over the spreading impact of subprime mortgage defaults helped trigger a crisis environment in the credit markets. Investors moved rapidly to the safety of Treasury securities at the expense of other fixed income instruments, and many financial institutions became highly reluctant to lend to all but the safest borrowers.

Concerned that this "credit crunch" would drive the economy into recession, Federal Reserve Chairman Ben Bernanke showed that he was willing to employ the full array of policy tools at his disposal. The Fed injected liquidity into the banking system, lowered the Discount rate and accepted a wider range of collateral at the discount window before proceeding with cuts to its Fed Funds rate. When those cuts came, they were dramatic, starting with a 50 basis point reduction in September and another 25 basis point cut in October. Investors responded with some relief to these measures, as non-Treasury securities recovered somewhat through the end of the fiscal year, but the markets remained under stress.

Like the Fed chairman, our portfolio managers were willing to use all the tools available to them — to attempt to preserve principal, extract value and maintain risk control. In the midst of the summer volatility, strongly ingrained risk management techniques were decided advantages, while their focus on fundamental, ongoing credit research helped them maintain portfolios that they believe are positioned to weather ongoing credit concerns. In addition, an emphasis on economic forecasting enabled them to position duration effectively, while continued vigilance allowed them to react quickly and decisively during the tumultuous summer months and beyond.

Looking forward, the credit markets have not left all their problems in the rear view mirror. Subprime mortgage exposure remains a serious issue and tighter credit conditions suggest that a keen focus on research remains essential. There are, of course, no guarantees in the financial markets. However, you can be assured that your managers will continue to exercise sound judgment in navigating a still challenging environment.

Sincerely,

Peter Sundman
Chairman of the Board
Lehman Brothers Income Funds

Lehman Brothers Core Bond Fund Portfolio Commentary

For the fiscal year ended October 31, 2007, the Lehman Brothers Core Bond Fund generated a positive return but trailed its benchmark, the Lehman Brothers U.S. Aggregate Index.

After performing strongly throughout most of the year, the portfolio struggled in the last several months as portfolio holdings suffered price declines related to the credit crises that developed beginning in July. We remain confident that the issues we hold are fundamentally solid and we believe that we will recoup any value lost to date. In our view, this will happen either through principal repayment, as the cash flows on these securities are realized, or through price appreciation, when the market has time to discriminate regarding the quality of collateral and structural protection. However, we are probably going to have to endure further volatility over the balance of the year and into 2008 as the data on the economy, housing and subprime delinquencies/losses evolve.

The bond market rallied in late calendar 2006, with advances driven by a combination of slower economic growth (which encouraged bond investors) and an end to the Federal Reserve's two-year campaign to raise interest rates. The Fed remained on hold throughout most of fiscal 2007, with rates at 5.25%. The minutes from the Federal Open Market Committee's March meeting (released in April) indicated the Fed's reluctance to cut rates, given the level of inflation, despite the slowing of the economy.

However, reports in early July of the collapse of two mortgage-related hedge funds, combined with the downgrade of a number of subprime-related collateralized debt obligations, intensified investors' worries and prompted a flight to quality. In a six-week period from early July to mid-August, the two-year Treasury rose in price as its yield fell 100 basis points (or one percentage point) and spreads on some investment grade securities (compared to Treasury levels) widened 50 basis points or more, as price declines were exacerbated by the unwinding of leveraged positions by some investors. High yield spreads widened 180 basis points as prices on below-investment-grade securities declined while Treasury prices rose.

These severe conditions prompted the Fed to respond with all its policy tools, starting in mid-August with an infusion of new liquidity into the banking system and culminating in a 50 basis-point cut in the Fed Funds rate in mid-September and a further 25 basis-point cut in October. With these actions, non-Treasury sectors managed to recover modestly from mid-August through the end of the reporting period.

In terms of portfolio strategy, we made several duration moves throughout the period to take advantage of expectations for interest rates. We shortened portfolio duration (or sensitivity to interest rates) from neutral to a quarter-year below the benchmark in response to the late calendar 2006 rally, believing that the market's expectation for an imminent rate cut was overly optimistic. As the crisis intensified, we initiated a long duration position in advance of a seemingly unavoidable rate cut by the Federal Reserve. The portfolio is currently modestly longer than the benchmark.

Early in the fiscal year, we reduced our overall position in mortgage-backed securities, as mortgage spreads narrowed to 17-year lows but increased the position later in the period. As of fiscal year-end, mortgage-backed securities remain, at approximately 50%, a substantial part of the portfolio. After decreasing exposure to corporate debt and increasing exposure to U.S. Treasury securities throughout much of the period, we reversed this position as spreads widened, to end with holdings at close to the same levels of a year earlier, at approximately 18% and 9% of the portfolio, respectively. Portfolio holdings of U.S. government agency securities and asset-backed securities remained at approximately 9% and 11%, respectively, of the portfolio.

We continue to believe that the economy will avoid a recession, as the impact of housing on the overall economy is not as large as the bond market appears to think. Global growth, combined with the decline in the dollar, should provide enough balance and time for the U.S. to work through the problems presented by the mortgage market and current conditions in the credit markets.

RATING SUMMARY

AAA/Government/ Government Agency	79.6%
AA	3.1
A	5.7
BBB	9.5
BB	0.4
B	0.0
CCC	0.0
CC	0.0
C	0.0
D	0.0
Short Term	1.7

In closing, we believe that our systematic approach to managing risk continues to contribute to the returns of the Fund, and we expect to be able to continue to provide value for our shareholders in the future.

Sincerely,

Richard W. Knee
Portfolio Manager

Core Bond Fund

AVERAGE ANNUAL TOTAL RETURN ENDED 10/31/072, 6, 10, 12

	Investor Class	Institutional Class	Lehman Brothers U.S. Aggregate Index
1 Year	3.67%	4.08%	5.38%
5 Year	3.88%	4.32%	4.41%
10 Year	5.05%	5.47%	5.91%
Life of Fund	5.34%	5.72%	6.21%[13]
Inception Date	02/01/1997	10/01/1995

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The graphs are based on the Institutional Class share only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indices do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 Please see Endnotes and Glossary of Indices for additional information.

 The composition, industries and holdings of the Fund are subject to change.

For the period ending 10/31/07, the 30-day SEC yield of the Investor Class shares was 4.67%, and the Institutional Class shares was 5.08%.

Lehman Brothers High Income Bond Fund Portfolio Commentary

For the fiscal year ended October 31, 2007, the Lehman Brothers High Income Bond Fund generated a positive return, finishing just behind its benchmark, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index.

High yield bonds materially outperformed Treasuries during the first seven months of the fiscal year. By the end of May 2007, this superior relative performance resulted in credit spreads (the difference in yield between comparable maturity U.S. Treasuries and high yield bonds) shrinking to 2.45%, near a historical low. However, high yield bond prices started to slide in June and retreated through August. This was largely due to investors' diminished appetite for risk caused in part by concerns about hedge funds' and financial institutions' exposure to subprime mortgage securities. At peaks in late July and early September, credit spreads reached almost 5%. The high yield market rallied in late September and remained stable in October, with credit spreads closing the fiscal year at 4.50%.

Investors' more risk-averse posture was clearly reflected in the new issue market. Prior to June, high yield investors were willing to support highly leveraged deals with structures beneficial to issuers such as toggle notes, which allow the issuer discretion to pay in cash or with additional notes. However, high yield investors' appetite for these types of transactions diminished significantly in June and several high profile bond offerings were pulled or restructured. We believe that the re-pricing of risk and structural improvements in the new issues market is positive for the longer term health of high yield securities. However, even with more reasonably priced and more conservatively structured new issues, we remain quite selective in our new issue purchases.

Longer term, we believe credit fundamentals are the most important factors in determining high yield bond performance. High yield fundamentals are directly linked to the health of the economy. We note that, despite the weak housing market and the credit crunch spawned by the sub-prime mortgage mess, the U.S. economy has remained strong. Third quarter GDP growth was initially reported at a robust 3.9% and later raised to 4.9%. Even if this figure is revised downward, it will likely exceed previous expectations by a wide margin. We suspect that fourth quarter GDP growth will be somewhat less impressive and, in the first half of 2008, we expect growth to slow to around 2%.

Still, even in a slower growth environment, we don't think that high yield default rates will increase to troubling levels. Interestingly, high yield default rates actually declined from 1.6% to 1.3% (near a record low) during the three months high yield bonds were retreating. Unless our economic forecasts are wrong and the economy slides into recession, we believe that high yield default rates will go no higher than 2% to 3% — still below the long-term historical average. We are confident that our commitment to high quality, in-house fundamental credit research will continue to help us effectively manage credit risk in the portfolio.

Over the course of fiscal 2007, security selection and overweights in the health care, services, energy, media and utilities sectors enhanced returns. The fact that we had almost no exposure to real estate or homebuilders was also a performance plus. Security selection in the food and beverage, and technology sectors detracted from returns. Anticipating more moderate economic growth, we have been gravitating to less economically sensitive industry groups, which historically enjoy more stable cash flows. Currently, the portfolio is overweight in health care, broadcasting, cable television, packaging, metals and publishing. The portfolio is underweight in more cyclical industries including energy, paper, homebuilders and capital goods.

The portfolio's weighted average maturity and duration (a standard measure of interest rate risk) fluctuated only modestly over the 12-month reporting period. This was a function of security selection rather than an attempt to anticipate interest rate trends. Our bias toward intermediate maturity securities, which we believe generally have more attractive risk/reward characteristics than longer maturity bonds, will usually result in weighted average maturity and duration that are slightly lower than benchmark levels. On the credit front, we increased our exposure to

RATING SUMMARY

AAA/Government/ Government Agency	0.0%
AA	0.0
A	0.0
BBB	2.4
BB	36.3
B	46.6
CCC	14.1
CC	0.0
C	0.0
D	0.0
Not Rated	0.3
Short Term	0.3

BB rated securities (the highest rated securities in our investment universe) at attractive prices during the market volatility in September and the portfolio's present quality distribution stands in line with the benchmark.

Looking ahead, we expect the high yield bond market to remain relatively stable, producing moderate coupon-oriented returns in fiscal 2008.

Sincerely,

Ann H. Benjamin and Thomas P. O'Reilly
Portfolio Co-Managers

High Income Bond Fund

AVERAGE ANNUAL TOTAL RETURN ENDED 10/31/071, 6, 9, 12

	Investor Class[9]	Lehman Brothers US Corp High Yield 2% Issuer Cap Index	Lehman Brothers Intermediate Ba U.S. High Yield Index
1 Year	6.73%	6.88%	5.55%
5 Year	7.19%	12.76%	9.41%
10 Year	6.31%	5.97%	6.36%
Life of Fund	7.77%	N/A	7.94%[13]
Inception Date	02/01/1992

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indices do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 Please see Endnotes and Glossary of Indices for additional information.

 The composition, industries and holdings of the Fund are subject to change.

For the period ending 10/31/07, the 30-day SEC yield of the Investor Class shares was 7.78%.

Lehman Brothers Municipal Money Fund

Lehman Brothers New York Municipal Money Fund

Portfolio Commentary

The financial markets were relatively quiet during the first seven months of the fiscal year ended October 31, 2007. Then, investors became more concerned about the potential consequences that rising subprime mortgage defaults could have for the economy and financial institutions holding hard-to-value collateralized subprime mortgage debt. In response to subprime-related issues, the credit markets nearly seized up in July, sparking a flight to quality as investors waited until the depth and ultimate impact of the credit crunch could be evaluated. In response, the Federal Reserve injected liquidity into the financial system in August and subsequently cut the Federal Funds rate by 75 basis points in September and October. This temporarily calmed the financial markets, but they experienced additional turmoil toward the end of the 12-month reporting period.

The primary effect of subprime mortgage concerns late in the fiscal year was a strong flow of funds into short-term U.S. Treasuries and municipal money market funds. With demand for short-term U.S. Treasuries showing particular strength, municipal money funds provided relatively attractive after-tax yields.

Normally, when the Federal Reserve eases, the yield curve steepens (with longer maturity issues offering higher yields). As such, we would generally attempt to extend the Funds' weighted average maturity in such circumstances to lock in the higher yields of longer-term securities. This time around, however, the money market yield curve stayed inverted, with variable rate demand notes (VRDNs) — among the shortest maturity instruments in the market — providing higher yields than one-year securities. VDRNs also allow the Funds to be more liquid during periods of market stress. For these reasons, VRDNs, as of fiscal year-end, are by far our largest allocation and the Funds' weighted average maturity actually declined over the course of fiscal 2007.

Looking ahead, the Federal Reserve appears to be in a quandary. Should the subprime mortgage mess further damage the financial system and push the economy toward recession, we believe the Fed would reluctantly come to the rescue with additional rate cuts. However, further Fed easing would likely result in even more pressure on the already weak dollar and, with commodities prices rising (for oil, agricultural products, gold and industrial materials), possibly fan the flames of inflation.

We believe the Fed will sit on the fence as long as possible before making its next move. In the interim, as long as variable rate demand notes are priced so attractively, we will likely maintain the Funds' current weighted average maturities.

Lehman Brothers Municipal Money Fund1, 5, 7

Lehman Brothers Municipal Money Fund posted a positive total return for the fiscal year, surpassing its iMoneyNet Money Fund Report Tax-Free National Retail Average benchmark. Over the course of the fiscal year the Fund's seven-day tax-equivalent current yield* (taxable at the highest federal income tax bracket) decreased from 4.65% on October 31, 2006 to 4.52% on October 31, 2007. Its seven-day tax-equivalent effective yield (also taxable at the highest federal income tax bracket) went from 4.76% on October 31, 2006 to 4.62% on October 31, 2007.

MATURITY DIVERSIFICATION

(% by Maturity)
1 - 7 Days	86.4%
8 - 30 Days	2.1
31 - 90 Days	4.5
91 - 180 Days	1.0
181+ Days	6.0

Lehman Brothers New York Municipal Money Fund4, 5, 7

Lehman Brothers New York Municipal Money Fund posted a positive total return for the fiscal year, surpassing its iMoneyNet Money Fund Report Tax-Free State-Specific Retail Average benchmark. Over the course of the fiscal year, the Fund's seven-day tax-equivalent current yield* (taxable at the highest federal, New York State and New York City income tax brackets) decreased from 5.40% on October 31, 2006 to 5.21% on October 31, 2007. Its seven-day tax-equivalent effective yield (also taxable at the highest federal, New York State and New York City income tax brackets) went from 5.55% on October 31, 2006 to 5.35% on October 31, 2007.**

MATURITY DIVERSIFICATION

(% by Maturity)
1 - 7 Days	91.9%
8 - 30 Days	4.2
31 - 90 Days	0.0
91 - 180 Days	0.0
181+ Days	3.9

Sincerely,

William J. Furrer and Kristian Lind
Portfolio Co-Managers

*  Current yield more closely reflects current earnings than does total return. Tax-equivalent yields are the taxable yields that an investor would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35%, assuming that all of a Fund's income is exempt from federal income taxes. For the Lehman Brothers New York Municipal Money Fund, tax-equivalent yields are is calculated based on federal, New York State, and New York City tax rates for a combined rate of 41.8%.

**  The U.S. Supreme Court is considering a case from Kentucky involving the question of whether a state can give a tax deduction to holders of other states' bonds. Although it is not possible to predict how the court might decide the case, we will watch it carefully as it has the potential to affect single-state municipal funds.

A portion of the income of Lehman Brothers Municipal Money Fund and Lehman Brothers New York Municipal Money Fund may be a tax preference item for purposes of the federal alternative minimum tax for certain investors.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

Unaudited performance data current to the most recent month-end are available at www.lehmanam.com.

Lehman Brothers Municipal Securities Trust Portfolio Commentary

Lehman Brothers Municipal Securities Trust provided a modestly positive return for the fiscal year ended October 31, 2007, outperforming the Lipper Intermediate Municipal Debt Funds Average but lagging the Lehman Brothers 7-Year General Obligation Index.

The Fund got off to a good start with municipal securities prices firming as demand outpaced supply during the seasonally strong end of calendar 2006. However, starting in the first quarter of calendar 2007, new issuances surged on the way to what we expect will be a record year for municipal bonds. Although increased supply was absorbed by the market in an orderly fashion, it restrained municipal bond prices during the reporting period.

Credit spreads (the yield differential between higher and lower rated bonds), became tight relative to historical levels during the first half of the reporting period, a reflection of investors' willingness to assume risk. However, as problems with subprime mortgages and subprime mortgage-backed securities surfaced in July, investors became more risk averse and we saw a classic "flight to quality" to the relative safety of U.S. Treasury securities. Stocks and corporate bonds were hit hardest but municipal securities softened as well, in part due to the subprime mortgage problems facing hedge funds, which have been big buyers of municipal securities. Supported by an injection of liquidity by the Federal Reserve and two Fed Funds rate cuts, the financial markets stabilized in September and early October. However, toward the end of fiscal 2007, as prominent financial institutions began announcing large write-downs of the subprime mortgage backed securities in their portfolios, investors once again fled to Treasuries.

With credit spreads widening, some investors may have found it tempting to enhance portfolio yield by increasing exposure to lower rated investment grade municipal bonds. However, we believe that there are still sufficient uncertainties (the financial health of municipal bond insurers FGIC and Ambac being one of the marketplace's primary concerns), that we have decided to maintain the portfolio's AA+ average credit rating.

The Fed's monetary easing has resulted in a steeper yield curve (higher yields for longer maturity securities). Normally we would have extended the portfolio's weighted average maturity to lock in higher yields in the longer end of the market. However, concerns about hedge fund selling and inflationary pressures resulting from the Fed's rate cuts discouraged us from moving farther out on the yield curve. In addition, if the Fed continues to ease, we believe that short to intermediate maturity securities in the one- to seven-year range will benefit more than bonds in the longer end of the market.

Over the course of fiscal 2007, the portfolio's allocation to revenue bonds (primarily essential purpose bonds) increased from 55.5% of assets to 66.5%. Concurrently, the allocation to general obligation bonds (GO's) declined from 35.6% of assets to 27.1%. Our bias toward essential purpose revenue bonds is based on the fact that historically they have outperformed GO's during periods when economic growth was slowing. In addition, we are concerned about the potentially negative impact declining home prices and a softer labor market will have on the municipal tax revenues that fund GO bond principal and interest payments. Finally, essential purpose revenue bonds are often structured with secure legal provisions that further protect bondholders.

Moving forward, all eyes are on the Federal Reserve, which in our opinion is in a very tough position. On the one hand, the Fed must be willing to ease if the credit crunch further threatens the health of the financial system and the economy appears headed into recession. On the other hand, inflation remains a legitimate concern. Clearly, the Fed is worried about the impact rising commodity prices (oil, gold, agricultural products, and industrial materials) could have on the inflationary front. In addition, the Fed also seems concerned about the impact further rate cuts would have on the already sagging dollar. Our best guess is that the Fed will sit on its hands hoping that the credit markets will survive the subprime mortgage mess so that it doesn't have to make additional rate cuts that could fan inflation and put more pressure on the dollar. With the Fed in

RATING SUMMARY

AAA	63.1%
AA	23.5
A	9.5
BBB	2.8
BB	0.0
B	0.0
CCC	0.0
CC	0.0
C	0.0
D	0.0
Not Rated	0.0
Short Term	1.1

limbo, we will likely maintain the portfolio's current weighted average maturity and duration, until something good or bad happens to give us confidence that monetary policy is likely to change.

In closing, today municipal securities appear to us attractively priced relative to Treasuries. With intermediate maturity municipal bonds yields on average about 90% of the 10-year Treasury bond yield as of fiscal year end, municipal securities provide a significant yield advantage for investors in the 35% income tax bracket.

Sincerely,

William J. Furrer and James L. Iselin
Portfolio Co-Managers

Municipal Securities Trust

AVERAGE ANNUAL TOTAL RETURN ENDED 10/31/071, 6, 8, 12

	Investor Class	Lehman Brothers 7-Year GO Index
1 Year	2.61%	3.60%
5 Year	2.95%	3.99%
10 Year	4.23%	4.98%
Life of Fund	5.33%	6.15%[13]
Inception Date	07/09/1987

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indices do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 Please see Endnotes and Glossary of Indices for additional information.

 The composition, industries and holdings of the Fund are subject to change.

For the period ending 10/31/07, the 30-day SEC yield of the Investor Class Shares was 3.63% and the tax equivalent yield was 5.58% for an investor in the highest federal income tax bracket (35%).

Lehman Brothers Short Duration Bond Fund Portfolio Commentary

For the fiscal year ended October 31, 2007, the Lehman Brothers Short Duration Bond Fund generated a positive return but modestly trailed its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

The Fund's underperformance relative to the Treasury benchmark is the result of the flight to the safety of Treasury securities prompted by the credit crises in the last months of the fiscal year. The performance of the Fund relative to its peer group remains quite strong due to the high quality bias in the portfolio's structure.

The beginning of the fiscal year was characterized by relatively low volatility — U.S. Treasuries were range-bound and corporate bond spreads remained tight. Concerns regarding the subprime mortgage market began to emerge in February, and by July the collapse of two mortgage-related hedge funds combined with the downgrade of a number of subprime-related collateralized debt obligations intensified investors' worries, prompting a flight to quality. In a six-week period from early July to mid-August, the two-year Treasury note rose in price as its yield fell almost 100 basis points (or one percentage point) and spreads on some investment grade securities (compared to Treasury levels) widened 50 basis points or more, as price declines were exacerbated by the unwinding of positions by leveraged investors, such as hedge funds.

The resurgence of market volatility this year has provided us with several interesting relative value opportunities. We took advantage of market dislocations and reallocated assets from U.S. Agencies and corporate bonds into higher-yielding, AAA-rated asset-backed securities and AAA-rated mortgage-backed securities that are primarily backed by shorter duration adjustable rate mortgages. These transactions allowed us to increase the yield of the portfolio and also increase credit quality. We believe that our extensive fundamental credit research process, supported by our proprietary portfolio management tools, will enable us to continue to uncover undervalued assets that will contribute to returns.

Despite issues in the credit markets and the weakness in the housing sector, concerns remain that higher commodity prices and a weaker U.S. dollar will fuel inflation. Federal Reserve Chairman Ben Bernanke has stated that further Fed action will be data dependant. We have maintained a slightly defensive duration position, with portfolio duration shorter than that of the benchmark, as we monitor these factors. We expect to continue to maintain this posture until the risks to the economy and inflation become more balanced. In the meantime, our defensive positioning provides yield enhancement due to the inversion in the front end of the yield curve.

To protect principal, we have focused intently on credit quality, and are maintaining a high credit quality bias, with the bulk of the portfolio in AAA, AA and A rated securities, with only a small allocation to BBB rated securities. We are also maintaining a highly diversified portfolio in order to attempt to further reduce credit risk. We expect that the market will remain volatile as we move into the end of the calendar year, and we will continue to look for investment opportunities as they present themselves.

In closing, our disciplined investment process, proprietary fundamental credit research and keen focus on risk management have allowed us to provide our investors with consistent and secure returns, regardless of interest rates and market cycles.

Sincerely,

John Dugenske and Thomas Sontag
Portfolio Co-Managers

RATING SUMMARY

AAA/Government/ Government Agency	81.1%
AA	7.0
A	4.2
BBB	5.6
BB	0.0
B	0.0
CCC	0.0
CC	0.0
C	0.0
D	0.0
Not Rated	0.0
Short Term	2.1

Short Duration Bond Fund

AVERAGE ANNUAL TOTAL RETURN ENDED 10/31/071, 6, 12

	Investor Class	Trust Class	Merrill Lynch 1–3 Year Treasury Index
1 Year	5.24%	5.15%	5.78%
5 Year	2.98%	2.86%	2.85%
10 Year	4.10%	3.99%	4.64%
Life of Fund	5.62%	5.56%	6.07%[13]
Inception Date	06/09/1986	08/30/1993

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Returns chart above). The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indices do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 Please see Endnotes and Glossary of Indices for additional information.

 The composition, industries and holdings of the Fund are subject to change.

For the period ending 10/31/07, the 30-day SEC yield of the Investor Class Shares was 4.93% and the Trust Class shares was 4.83%.

Lehman Brothers Strategic Income Fund Portfolio Commentary

Lehman Brothers Strategic Income Fund generated a positive return in the fiscal year ended October 31, 2007, surpassing its benchmark, the Lehman Brothers U.S. Aggregate Index.

In our opinion, the Fund's performance for the period reflects the benefits of investing in a diversified portfolio of income producing securities. The portfolio represents an attractive mix of such investments, overseen by an asset allocation committee whose primary responsibility is to adjust the portfolio's structure among several market sectors.

As of October 31, 2007, the Fund included 37.3% in corporate bonds, 22.3% in common and preferred securities (including real estate investment trusts or REITs), 19.9% in foreign bonds, 17.1% in Treasury issues, agency obligations and mortgage backed securities, 2.6% in convertible debt and 0.8% in cash.

REITs

The FTSE NAREIT Equity REITs Index enjoyed strong performance early in the fiscal year but declined substantially in June and July due, in our opinion, to several factors including: investors' concerns about the summer's credit crunch and its impact on the economy, a rotation out of yield-oriented sectors by some investors, selling pressure from hedge funds unwinding large REIT positions, and a drop-off in merger and acquisition activity. However, a rally during the fall helped trim REITs' losses, leaving the index with a modest gain for the reporting period.

During the fiscal year, the Fund's real estate holdings declined slightly, hindered by weakness in apartment, office and mixed use holdings. In contrast, health care and regional mall holdings had a positive impact on results.

We believe that REITs can deliver favorable returns in the coming fiscal year, supported by our expectations for above-average earnings growth and favorable yields. Although REITs are currently valued at the higher end of historical norms, they still trade at a roughly 10% discount to net asset value. Looking forward, we anticipate that a tight supply of credit will limit commercial real estate development, helping to preserve favorable supply/demand dynamics in many REIT sectors.

High Yield Securities

The high yield bond market outperformed Treasuries during the first seven months of the reporting period, but investors' aversion to risk later in the time period dragged down performance. The high yield portfolio earned positive returns, but slightly trailed the performance of the Lehman Brothers High Yield 2% Issuer Cap Index during the fiscal year.

Security selection in the food and beverage and technology sectors detracted from returns. Portfolio performance was enhanced, however, by our security selection and overweighting of health care, services, energy, media and utilities sectors. We also had virtually no exposure to real estate firms or homebuilders, which further enhanced performance.

We anticipate that economic growth will moderate. As such, we have been gravitating to less economically sensitive industry groups, such as health care, broadcasting, cable television, packaging, metals and publishing. At the same time, the portfolio is underweight in more cyclical industries, including energy, paper, homebuilders and capital goods.

Investment Grade Fixed Income

The bond market saw significant turbulence during the fiscal year. Early on, volatility levels were relatively low. U.S. Treasuries traded within a limited range and corporate bond spreads remained tight. However, with new concerns regarding the subprime mortgage market, investors initiated a flight to quality. In a six-week period from early July to mid-August, the two-year Treasury note rose in price as its yield fell almost 100 basis points (or one percentage point) and spreads on some investment grade securities (compared to Treasury levels) widened 50 basis points or more, as price declines were exacerbated by the unwinding of positions by leveraged investors, such as hedge funds.

ASSET DIVERSIFICATION

Corporate Debt	37.3%
Convertible Debt	2.6
Foreign Securities	19.9
U.S. Government Agency Securities	0.9
Mortgage-Backed Securities	12.8
U.S. Treasury Securities	3.4
Preferred Stock	0.9
Common Stock	21.4
Short Term Investments	0.7
Cash, receivables and other assets, less liabilities	0.1

During the period, the investment grade fixed income portfolio allocation, which has an average overall AA credit quality, benefited from our strong interest in bonds perceived to be in the safest and most liquid sectors. We have selectively increased our allocation to the BBB sector and have been able to take advantage of higher yields available due to the widening of credit spreads. The portfolio also benefited from the attractive yields of longer bonds due to the steepening of the yield curve.

Foreign Securities

As in the U.S., economic uncertainty prompted volatility throughout the global capital markets during the fiscal year. Looking forward to 2008, we believe that theme will continue. As credit conditions tighten and economic growth rates decline, in our view, to a sub-trend pace globally, interest rates should remain low for some time.

We believe expectations for lower interest rates in Europe will grow and that the U.S. dollar will recoup some of its losses relative to other currencies. Conversely, the yen should continue to exhibit strength against the dollar. If, as we expect, high risk asset classes begin to underperform due to higher volatility, tighter credit conditions, and a shift in market psychology, the yen is likely to strengthen as investors begin selling their long positions and buying back their yen denominated short positions (unwinding what is known as the "carry trade").

Income Oriented Equity Securities

The portion of the portfolio focusing on income producing equity securities substantially outperformed the S&P 500 during the 12-month reporting period.

Our performance benefited from our overweighting in Energy and Utilities holdings, as both of those sectors had strong returns. Within the Energy sector, rising oil prices during the performance period helped boost petroleum firms' profits. We also enhanced returns by investing in convertible securities and covered calls. While covered calls limit upside potential they also offer protection during market declines.

We continue to maintain positions in Canadian income trusts (CIT), which are focused on energy related companies. CITs are similar to U.S. real estate investment trusts in that they avoid tax at the corporate level and offer relatively high income yields to investors. We believe these securities are reasonably valued, but due to the potential for a change in their tax status in 2011, we continue to monitor them closely.

Sincerely,

Strategic Income Fund
Asset Allocation Committee

Strategic Income Fund

AVERAGE ANNUAL TOTAL RETURN ENDED 10/31/073, 6, 11, 12

	Institutional Class	Trust Class	Lehman Brothers U.S. Aggregate Index
1 Year	5.64%	5.54%	5.38%
Life of Fund	8.16%	8.14%	3.80%[13]
Inception Date	07/11/2003	04/02/2007

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. The composition, industries and holdings of the Fund are subject to change.

Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Institutional Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Returns chart above).The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indices do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 Please see Endnotes and Glossary of Indices for additional information.

 The composition, industries and holdings of the Fund are subject to change.

For the period ending 10/31/07, the 30-day SEC yield of the Institutional Class shares was 4.43% and the Trust Class Shares was 4.18%.

Neuberger Berman Cash Reserves Portfolio Commentary

We are pleased to report that Neuberger Berman Cash Reserves delivered positive returns and outperformed the iMoneyNet Money Fund Report Taxable First Tier Retail Average during the fiscal year ended October 31, 2007. The Fund closed the period with a seven-day effective yield of 4.80% and a seven-day current yield* of 4.69%.1, 5

The combination of slower economic growth and a continued pause in the Federal Reserve's two-year tightening campaign led to a rally in bonds early in the reporting period. The Fed remained on hold for much of this time, with the Fed Funds rate at 5.25%, as the central bank balanced concerns about inflation with indications of a slowing economy.

However, beginning in July, worries about reports of large losses at hedge funds in the subprime and collateralized debt space led to a flight-to-quality bid for Treasuries and a widening of risk premiums in the market. Investors became increasingly concerned about contagion to the broader market from the shakeout in subprime mortgages, leading to more investors taking refuge in Treasuries. The cost of borrowing increased dramatically, as the excesses of a prolonged period of liquidity began to be removed from the market.

September brought the release of August payroll figures — the first negative numbers in four years — as well as a sharp revision to the prior two months' data, which were seen as proof that the employment situation appears to be worsening. (August payroll figures were adjusted upward in October.) This, coupled with a housing market that continued to see declining prices and higher inventories, heightened the Fed's interest in preempting any material effects on economic growth.

As a result, the Fed reduced the Fed Funds rate by 50 basis points at its September meeting, marking its first rate reduction since 2003. The move to 4.75% was only the second time in the last 20 years that an easing cycle had commenced with a 50 basis-point reduction. This was followed by a further 25 basis-point cut in October. In taking rates lower, the Federal Open Market Committee commented that the action was "intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in the financial markets." The committee added that it was prepared to "act as needed to foster price stability and sustainable economic growth."

Throughout the period, we maintained the bulk of the portfolio's holdings in corporate commercial paper and floating rate medium term corporate/bank notes, which ended the period at 56.3% and 28.6% of portfolio holdings, respectively. We also had a small percentage, 4.9% of the portfolio in repurchase agreements at the end of the fiscal year. The weighted average maturity of the portfolio ended the fiscal year at 44.5 days — almost exactly where it was a year prior, after reaching a high of 66 days in March, and a low of 26.8 days in the middle of October, prior to a second rate cut by the Federal Reserve.

The U.S. economy has been extremely resilient thus far. However, we anticipate that further deterioration in the housing market will start to take its toll on the consumer and ultimately business investment. The market is suffering from a crisis of confidence, and while the Fed remains reluctant to take rates lower, we believe that the easing cycle may continue. As always, we will seek to provide consistent and secure returns to our shareholders.

Sincerely,

John C. Donohue and Scott F. Riecke
Portfolio Co-Managers

*  Current yield more closely reflects current earnings than does total return.

MATURITY DIVERSIFICATION

(% by Maturity)
1 - 7 Days	30.2%
8 - 30 Days	29.0
31 - 90 Days	27.9
91 - 180 Days	6.4
181+ Days	6.5

Endnotes

1  Neuberger Berman Management Inc. ("Management") has contractually undertaken to forgo current payment of fees and/or expenses reimburse the following Funds so that the total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) are limited to 0.65% for Neuberger Berman Cash Reserves (Investor Class), 1.00% for Lehman Brothers High Income Bond Fund (Investor Class), 0.70% for Lehman Brothers Short Duration Bond Fund (Investor Class), 0.80% for Lehman Brothers Short Duration Bond Fund (Trust Class), 0.65% for Lehman Brothers Municipal Securities Trust (Investor Class) and 0.59% for Lehman Brothers Municipal Money Fund (Investor Class) of average daily net assets. Each undertaking lasts until October 31, 2010. Absent such forgone fees and/or reimbursements, the performance of each listed c lass of each Fund except for Lehman Brothers High Income Bond Fund and Neuberger Berman Cash Reserves would have been less.

  Each of these Funds has contractually undertaken to repay Management for fees and expenses forgone and/or its excess expenses paid by Management, provided the repayments do not cause its total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to exceed the above stated expense limitation and the repayments are made within three years after the year that Management incurred the expense. For the year ended October 31, 2007, there were no repayments of expenses to Management.

2   Management has contractually undertaken to forgo current payment of fees and/or reimburse Lehman Brothers Core Bond Fund so that total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) of the Fund are limited to 0.85% and 0.45% of average daily net assets for the Investor Class and Institutional Class, respectively. The undertakings last until October 31, 2017. The Fund has contractually undertaken to repay Management for fees and expenses forgone and/or its excess expenses paid by Management, provided the repayments do not cause total annual operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed the above-stated expense limitation and the repayments are made within three years after the year that Management incurred the expense. Absent such forgone fees and/or reimbursements, the performance of each class would have been lower. Management has voluntarily agreed to waive its management fee in the amount of 0.25% (0.20% prior to March 1, 2006) of the Fund's average daily net assets through October 31, 2007. Management has agreed to continue this voluntary waiver after this date. If this voluntary waiver was not in place, performance would be lower for the Fund.

3  Management has contractually undertaken to forgo current payment of fees and/or reimburse Lehman Brothers Strategic Income Fund so that total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) of the Fund are limited to 1.10% and 0.85% of average daily net assets for the Trust Class and Institutional Class, respectively. The undertaking lasts until October 31, 2010 and October 31, 2017 for the Trust Class and Institutional Class, respectively. The Fund has contractually undertaken to repay Management for fees and expenses forgone and/or its excess expenses paid by Management, provided the repayments do not cause its total annual operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed the above stated expense limitation and the re payments are made within three years after the year that Management incurred the expense. Absent such forgone fees and/or reimbursements, the performance of the Fund would have been lower.

4  Management has contractually undertaken to forgo current payment of fees and/or reimburse the Investor Class of Lehman Brothers New York Municipal Money Fund so that the total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) of the Fund are limited to 0.59% of average daily net assets. The undertaking lasts until October 31, 2010. Absent such forgone fees and/or reimbursements, the performance of the Investor Class of the Fund would have been less. The Fund has contractually undertaken to repay Management for fees and expenses forgone and/or its excess expenses paid by Management, provided the repayments do not cause its total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to exceed the above stated expense limitation and the repayments are made within three years after the year that Management incurred the expense. For the year ended October 31, 2007, there were no repayments of expenses to Management.

  Effective June 5, 2006, Management voluntarily agreed to waive certain expenses of the Investor Class of New York Municipal Money, so that the total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) of the Class are limited to 0.52% of the average daily net assets. In addition, effective January 17, 2007, Management voluntarily agreed to waive certain expenses of the Investor Class of the Fund, so that the total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) of the Class are limited to 0.47% of the average daily net assets. Absent such waivers, the performance of the Investor Class of the Fund would have been less.

5  "Current yield" of a money market fund refers to the income generated by an investment in a Fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is not a guarantee of future results.

6  Annual total returns are for the period end October 31, 2007. Returns are shown on a "total return" basis and assume reinvestment of all dividends and capital gain distributions.

7  Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35%, assuming that all of a Fund's income is exempt from federal income taxes. For Lehman Brothers New York Municipal Money Fund, tax-equivalent yield is calculated based on federal, New York State, and New York City tax rates for a combined rate of 41.8%.

8  A portion of the income of Lehman Brothers Municipal Securities Trust may be a tax preference item for purposes of the federal alternative minimum tax for certain investors.

9  This Fund is the successor to the Lipper High Income Bond Fund ("Lipper Fund"). The total return data for the periods prior to September 7, 2002, are those of the Lipper High Income Bond Fund Premier Class. The data reflect performance of the Lipper Fund for the period April 1, 1996, through September 6, 2002. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Lipper Fund. Returns would have been lower if the manager of the Lipper Fund had not waived certain of its fees during the periods shown.

10  The Fund is the successor to Ariel Premier Bond Fund ("Ariel Bond Fund"). The total return data for the periods prior to June 13, 2005 are those of the Ariel Bond Fund Investor Class and Institutional Class. The data reflects performance of Ariel Bond Fund Investor Class for the period February 1, 1997 through June 10, 2005 and the performance of Ariel Bond Fund Institutional Class for the period October 1, 1995 (date of inception) through January 31, 1997. The investment policies, guidelines and restrictions of the Fund are in all respects equivalent to Ariel Bond Fund. Ariel Bond Fund Institutional Class had lower expenses and typically higher returns than Ariel Bond Fund Investor Class. Returns would have been lower if the manager of Ariel Bond Fund had not waived certain of its fees during the periods shown.

11  Lehman Brothers Strategic Income Fund Trust Class commenced operations on April 2, 2007. The performance information for the Fund prior to its commencement of operations is for the Institutional Class.

12  Unaudited performance data current to the most recent month-end are available at www.nb.com.

13  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

Glossary of Indices

Merrill Lynch 1-3 Year Treasury Index:	An unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 and 3 years.

Lehman Brothers 7-Year General Obligation Index:	An unmanaged total return performance benchmark for the intermediate-term, 7-year, investment grade General Obligations (State and Local) tax-exempt bond market.

Lehman Brothers Intermediate Ba U.S. High Yield Index:	An unmanaged index comprised of BB-rated bonds with maturities of less than 10 years.

Lehman Brothers U.S. Aggregate Index:	An unmanaged index that represents the U.S. domestic investment grade bond market. It is comprised of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index:	An unmanaged sub-index of the Lehman Brothers U.S. Corporate High Yield Index (which includes all U.S. dollar-denominated, taxable, fixed rate, non-investment grade debt), capped such that no single issuer accounts for more than 2% of the index weight.

Lipper Intermediate Municipal Debt Funds Average:	Measures the performance of mutual funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years, as tracked by Lipper.

iMoneyNet Money Fund Report Tax-Free National Institutional Average:	Measures all national tax-free and municipal institutional funds. Portfolio holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes, Commercial Paper, Put Bonds — 6 months or less, Put Bonds — over 6 months, AMT Paper, and Other Tax-Free holdings.

iMoneyNet Money Fund Report Taxable First Tier Retail Average:	Measures the performance of retail money market mutual funds which hold "First Tier" securities as defined by Rule 2a-7 of the Investment Company Act of 1940 (not including Second Tier Commercial Paper). First Tier securities are those rated in the highest short-term rating category by two or more nationally recognized statistical ratings organizations or one, if only one has rated the security.

iMoneyNet Money Fund Report Tax-Free National Retail Average:	Measures all national tax-free and municipal retail funds. Portfolio holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes, Commercial Paper, Put Bonds — 6 months or less, Put Bonds — over 6 months, AMT Paper, and Other Tax-Free holdings.

iMoneyNet Money Fund Report Tax-Free State-Specific Retail Average:	Measures the performance of retail state-specific tax-free and municipal money mutual funds. Portfolio holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes, Commercial Paper, Put Bonds — 6 months or less, Put Bonds — over 6 months, AMT Paper, and Other Tax-Free holdings.

FTSE NAREIT Equity REITs Index:	FTSE NAREIT Equity REITs Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

S&P 500 Index:	The S&P 500 Index is widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S.markets and includes a representative sample of leading companies in leading industries.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index or average. Data about the performance of each index or average are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in its respective index.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and cost of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2007 and held for the entire period. The tables illustrate the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the tables provide information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the tables provide information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Information as of 10/31/07 (Unaudited)

LEHMAN BROTHERS CORE BOND FUND

Actual	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During the Period* 5/1/07 - 10/31/07	Expense Ratio
Investor Class	$1,000.00	$1,009.40	$4.31	.85%
Institutional Class	$1,000.00	$1,011.40	$2.28	.45%
Hypothetical (5% annual return before expenses)**
Investor Class	$1,000.00	$1,020.92	$4.33	.85%
Institutional Class	$1,000.00	$1,022.94	$2.29	.45%

LEHMAN BROTHERS HIGH INCOME BOND FUND

Actual	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During the Period* 5/1/07 - 10/31/07	Expense Ratio
Investor Class	$1,000.00	$997.50	$4.73	.94%
Hypothetical (5% annual return before expenses)**
Investor Class	$1,000.00	$1,020.47	$4.79	.94%

LEHMAN BROTHERS MUNICIPAL MONEY FUND

Actual	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During the Period* 5/1/07 - 10/31/07	Expense Ratio
Investor Class	$1,000.00	$1,016.10	$2.95	.58%
Hypothetical (5% annual return before expenses)**
Investor Class	$1,000.00	$1,022.28	$2.96	.58%

LEHMAN BROTHERS MUNICIPAL SECURITIES TRUST

Actual	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During the Period* 5/1/07 - 10/31/07	Expense Ratio
Investor Class	$1,000.00	$1,014.80	$3.30	.65%
Hypothetical (5% annual return before expenses)**
Investor Class	$1,000.00	$1,021.93	$3.31	.65%

Expense Information as of 10/31/07 cont'd (Unaudited)

LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND

Actual	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During the Period* 5/1/07- 10/31/07	Expense Ratio
Investor Class	$1,000.00	$1,016.60	$2.34	.46%
Hypothetical (5% annual return before expenses)**
Investor Class	$1,000.00	$1,022.89	$2.35	.46%

LEHMAN BROTHERS SHORT DURATION BOND FUND

Actual	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During the Period* 5/1/07 - 10/31/07	Expense Ratio
Investor Class	$1,000.00	$1,026.20	$3.57	.70%
Trust Class	$1,000.00	$1,025.80	$4.08	.80%
Hypothetical (5% annual return before expenses)**
Investor Class	$1,000.00	$1,021.68	$3.57	.70%
Trust Class	$1,000.00	$1,021.17	$4.08	.80%

LEHMAN BROTHERS STRATEGIC INCOME FUND

Actual	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During the Period* 5/1/07 - 10/31/07	Expense Ratio
Institutional Class	$1,000.00	$1,011.90	$4.31	.85%
Trust Class	$1,000.00	$1,010.90	$5.58	1.10%
Hypothetical (5% annual return before expenses)**
Institutional Class	$1,000.00	$1,020.92	$4.33	.85%
Trust Class	$1,000.00	$1,019.66	$5.60	1.10%

NEUBERGER BERMAN CASH RESERVES

Actual	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During the Period* 5/1/07 - 10/31/07	Expense Ratio
Investor Class	$1,000.00	$1,024.70	$2.65	.52%
Hypothetical (5% annual return before expenses)**
Investor Class	$1,000.00	$1,022.58	$2.65	.52%

*  For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Lehman Brothers Core Bond Fund

PRINCIPAL AMOUNT		RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (8.8%)
$445	U.S. Treasury Bonds, 8.13%, due 8/15/19	TSY	TSY	$584
1,435	U.S. Treasury Bonds, 6.00%, due 2/15/26	TSY	TSY	1,643	ØØ
4,685	U.S. Treasury Notes, 4.38%, due 8/15/12	TSY	TSY	4,745	ØØ
625	U.S. Treasury Strips, due 8/15/14 & 2/15/25	TSY	TSY	362
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $7,236)				7,334
U.S. Government Agency Securities (9.0%)
850	Fannie Mae, Notes, 5.25%, due 1/29/09 & 9/15/16	AGY	AGY	862
1,320	Fannie Mae, Notes, 4.30%, due 3/9/09	AGY	AGY	1,318
660	Fannie Mae, Notes, 5.38%, due 7/15/16	AGY	AGY	682
725	Fannie Mae, Notes, 5.00%, due 5/11/17	AGY	AGY	728
200	Federal Home Loan Bank, Bonds, 5.00%, due 11/17/17	AGY	AGY	202
280	Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36	AGY	AGY	291
700	Federal Home Loan Bank, Bonds, 5.13%, due 6/18/08	AGY	AGY	702
2,450	Freddie Mac, Notes, 4.75%, due 1/18/11	AGY	AGY	2,473
200	Freddie Mac, Notes, 5.13%, due 7/15/12	AGY	AGY	204
Total U.S. Government Agency Securities (Cost $7,412)				7,462
Mortgage-Backed Securities (84.4%) Adjustable Rate Mortgages (41.6%)
60	ACE Securities Corp., Ser. 2006-FM1, Class A2A, 4.91%, due 11/25/07	Aaa	AAA	60	µØØ
205	ACE Securities Corp., Ser. 2006-FM1, Class A2B, 4.96%, due 11/25/07	Aaa	AAA	200	µØØ
171	ACE Securities Corp., Ser. 2005-HE6, Class A2B, 5.07%, due 11/25/07	Aaa	AAA	171	µØØ
1,075	Advanta Business Card Master Trust, Ser. 2001-A, Class A, 5.30%, due 11/20/07	Aaa	AAA	1,076	µ
209	Asset Backed Securities Corp. Home Equity, Ser. 2005-HE6, Class A2B, 5.12%, due 11/25/07	Aaa	AAA	208	µØØ
570	Bank of America Credit Card Trust, Ser. 2007-A7, Class A7, 5.09%, due 11/15/07	Aaa	AAA	567	µØØ
800	Bank of America Credit Card Trust, Ser. 2007-A13, Class A13, 5.33%, due 11/15/07	Aaa	AAA	800	µØØ
92	Banc of America Funding Corp., Ser. 2006-G, Class 2A2, 5.08%, due 11/20/07	Aaa	AAA	91	µØØ
116	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 5.22%, due 11/20/07	Aaa	AAA	115	µØØ
327	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 5.35%, due 11/20/07	Aaa	AAA	328	µ
386	Banc of America Funding Corp., Ser. 2006-A, Class 3A2, 5.88%, due 11/20/07		AAA	388	µ
800	Bank One Issuance Trust, Ser. 2003-A3, Class A3, 5.20%, due 11/15/07	Aaa	AAA	800	µØØ
800	Bank One Issuance Trust, Ser. 2003-A1, Class A1, 5.21%, due 11/15/07	Aaa	AAA	800	µØØ
164	Bear Stearns ALT-A Trust, Ser. 2006-4, Class 32A1, 6.48%, due 7/25/36	Aaa	AAA	167
406	Bear Stearns ALT-A Trust, Ser. 2007-2, Class 2A1, 5.61%, due 11/25/07	Aaa	AAA	408	µ
330	Carrington Mortgage Loan Trust, Ser. 2006-NC3, Class A3, 5.02%, due 11/25/07	Aaa	AAA	311	µØØ
220	Carrington Mortgage Loan Trust, Ser. 2006-NC4, Class M2, 5.19%, due 11/25/07	Aa2	AA	166	µØØ
810	Chase Credit Card Master Trust, Ser. 2002-3, Class A, 5.26%, due 11/15/07	Aaa	AAA	810	µ
49	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, 5.10%, due 11/25/07	Aaa	AAA	49	µØØ
800	Chase Issuance Trust, Ser. 2006-A3, Class A3, 5.08%, due 11/15/07	Aaa	AAA	798	µ
350	Chase Issuance Trust, Ser. 2007-A6, Class A6, 5.09%, due 11/15/07	Aaa	AAA	348	µØØ
800	Chase Issuance Trust, Ser. 2007-A14, Class A14, 5.34%, due 11/15/07	Aaa	AAA	801	µØØ
800	Citibank Credit Card Issuance Trust, Ser. 2003-A9, Class A9, 5.59%, due 11/20/07	Aaa	AAA	799	µØØ

See Notes to Schedule of Investments 26

PRINCIPAL AMOUNT		RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
$110	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 5.24%, due 11/25/07	Aa2	AA	$90	µØØ
165	Countrywide Alternative Loan Trust, Ser. 2006-0C9, Class A2B, 5.11%, due 11/25/07	Aaa	AAA	164	µØØ
616	Countrywide Asset-Backed Certificates, Ser. 2007-BC2, Class 2A1, 4.96%, due 11/25/07	Aaa	AAA	606	µØØ
305	Countrywide Asset-Backed Certificates, Ser. 2005-IM2, Class A3, 5.14%, due 11/25/07	Aaa	AAA	301	µØØ
697	Countrywide Asset-Backed Certificates, Ser. 2007-7, Class 2A1, 4.95%, due 11/25/07	Aaa	AAA	688	µØØ
211	Countrywide Asset-Backed Certificates, Ser. 2007-S3, Class A1, 5.01%, due 11/25/07	Aaa	AAA	206	µØØ
206	Countrywide Asset-Backed Certificates, Ser. 2006-BC1, Class 1A, 5.07%, due 11/25/07	Aaa	AAA	198	µØØ
759	Countrywide Asset-Backed Certificates, Ser. 2006-IM1, Class A2, 5.11%, due 11/25/07	Aaa	AAA	729	µØØ
135	Countrywide Asset-Backed Certificates, Ser. 2005-13, Class MV6, 5.57%, due 11/25/07	A3	A	103	µØØ
234	Countrywide Home Equity Loan Trust, Ser. 2005-A, Class 2A, 5.33%, due 11/15/07	Aaa	AAA	229	µØØ
230	Countrywide Home Equity Loan Trust, Ser. 2005-K, Class 2A1, 5.33%, due 11/15/07	Aaa	AAA	226	µØØ
422	Countrywide Home Loans Mortgage Pass-Through Trust, Ser. 2007-HYB2, Class 2A1, 5.46%, due 11/25/07	Aaa	AAA	426	µ
150	Credit Suisse Mortgage Capital Certificates, Ser. 2007-TF2A, Class A1, 5.27%, due 11/15/07	Aaa	AAA	150	ñµØØ
26	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB3, Class AV1, 4.93%, due 11/25/07	Aaa	AAA	26	µØØ
360	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB6, Class A22, 4.96%, due 11/25/07	Aaa	AAA	352	µØØ
462	Credit-Based Asset Servicing and Securitization, Ser. 2007-SP2, Class A1, 5.02%, due 11/25/07	Aaa	AAA	454	ñµØØ
800	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB3, Class AV3, 5.04%, due 11/25/07	Aaa	AAA	775	µØØ
222	Credit-Based Asset Servicing and Securitization, Ser. 2005-CB5, Class AV2, 5.13%, due 11/25/07	Aaa	AAA	217	µØØ
720	Discover Card Master Trust I, Ser. 2005-4, Class A1, 5.15%, due 11/15/07	Aaa	AAA	716	µØØ
51	Equifirst Mortgage Loan Trust, Ser. 2003-2, Class 3A3, 5.62%, due 11/25/07	Aaa	AAA	50	µØØ
44	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, 5.11%, due 11/25/07			44	µØØ
160	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, 5.09%, due 11/25/07	Aaa		155	µØØ
385	First Franklin Mortgage Loan Asset-Backed Certificates, Ser. 2006-FF4, Class A2, 5.06%, due 11/25/07	Aaa	AAA	368	µØØ
49	First Franklin Mortgage Loan Trust, Asset-Backed Certificates, Ser. 2006-FF5, Class 2A1, 4.92%, due 11/25/07	Aaa	AAA	49	µØØ
99	First Franklin Mortgage Loan Trust, Asset-Backed Certificates, Ser. 2006-FF3, Class A2A, 4.95%, due 11/25/07	Aaa	AAA	99	µØØ
775	First Franklin Mortgage Loan Trust, Asset-Backed Certificates, Ser. 2006-FF11, Class 2A3, 5.02%, due 11/25/07	Aaa	AAA	711	µØØ
5	First Franklin Mortgage Loan Trust, Asset-Backed Certificates, Ser. 2004-FFH3, Class 2A1, 5.25%, due 11/25/07	Aaa		5	µØØ
479	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 5.44%, due 11/25/07		AAA	479	µ
262	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 5.60%, due 11/19/07	Aaa	AAA	263	µ
360	GSAMP Trust, Ser. 2006-HE6, Class A3, 5.02%, due 11/25/07	Aaa	AAA	331	µØØ
280	GSAMP Trust, Ser. 2006-HE6, Class M2, 5.18%, due 11/25/07	Aa2	AA	200	µØØ
3	GS Mortgage Securities Corp. II, Ser. 2006-FL8A, Class A1, 5.22%, due 11/6/07	Aaa	AAA	3	ñµØØ
366	GSR Mortgage Loan Trust, Ser. 2005-AR3, Class 6A1, 5.02%, due 5/25/35	Aaa	AAA	363
603	GSR Mortgage Loan Trust, Ser. 2007-AR1, Class 2A1, 6.01%, due 11/25/07		AAA	609	µ

See Notes to Schedule of Investments 27

PRINCIPAL AMOUNT		RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
$494	Harborview Mortgage Loan Trust, Ser. 2006-3, Class 1A1A, 6.38%, due 11/19/07	Aaa	AAA	$503	µ
132	Household Home Equity Loan Trust, Ser. 2006-1, Class A1, 5.16%, due 11/20/07	Aaa	AAA	126	µØØ
161	Household Home Equity Loan Trust, Ser. 2006-2, Class A2, 5.27%, due 11/20/07	Aaa	AAA	153	µØØ
340	HSI Asset Loan Obligation, Ser. 2007-AR1, Class 2A1, 6.15%, due 11/25/07		AAA	343	µ
195	HSI Asset Securitization Corp. Trust, Ser. 2006-WMC1, Class A2, 4.97%, due 11/25/07	Aaa	AAA	187	µØØ
29	HSI Asset Securitization Corp. Trust, Ser. 2005-I1, Class 2A1, 4.99%, due 11/25/07	Aaa	AAA	29	µØØ
720	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 4.96%, due 11/25/07	Aaa	AAA	715	µØØ
72	Indymac Index Mortgage Loan Trust, Ser. 2006-AR7, Class 3A1, 6.10%, due 11/25/07	Aaa	AAA	73	µ
607	Indymac Index Mortgage Loan Trust, Ser. 2006-AR11, Class 2A1, 5.86%, due 11/25/07	Aaa	AAA	607	µ
99	Indymac Loan Trust, Ser. 2006-L2, Class A1, 4.92%, due 11/25/07	Aaa	AAA	99	µØØ
178	Indymac Loan Trust, Ser. 2005-L2, Class A1, 5.09%, due 11/25/07	Aaa	AAA	175	µØØ
657	Indymac Seconds Asset-Backed Trust, Ser. 2006-2B, Class A, 5.04%, due 11/25/07	Aaa	AAA	631	µØØ
57	JP Morgan Alternative Loan Trust, Ser. 2006-A3, Class 1A2, 4.94%, due 11/25/07	Aaa	AAA	57	µØØ
135	JP Morgan Alternative Loan Trust, Ser. 2006-A2, Class 1A2, 4.95%, due 11/25/07	Aaa	AAA	135	µØØ
195	JP Morgan Alternative Loan Trust, Ser. 2006-S4, Class A1B, 4.95%, due 11/25/07	Aaa	AAA	195	µØØ
13	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-FL1A, Class A1, 5.20%, due 11/15/07	Aaa	AAA	13	ñµØØ
997	JP Morgan Mortgage Trust, Ser. 2005-A3, Class 7CA1, 5.11%, due 6/25/35		AAA	993
340	JP Morgan Mortgage Acquisition Corp., Ser. 2006-CW2, Class AV3, 4.97%, due 11/25/07	Aaa	AAA	332	µØØ
642	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 5.66%, due 1/13/08	Aaa	AAA	193	ñµØØ
2,050	MBNA Credit Card Master Note Trust, Ser. 2006-A4, Class A4, 5.08%, due 11/15/07	Aaa	AAA	2,045	µØØ
685	MBNA Credit Card Master Note Trust, Ser. 2004-A7, Class A7, 5.19%, due 11/15/07	Aaa	AAA	684	µØØ
505	MBNA Credit Card Master Note Trust, Ser. 2002-A13, Class A, 5.22%, due 11/15/07	Aaa	AAA	505	µØØ
697	Merrill Lynch First Franklin Mortgage Loan, Ser. 2007-2, Class A2A, 4.98%, due 11/25/07	Aaa	AAA	689	µØØ
299	MortgageIT Trust, Ser. 2005-3, Class A1, 5.17%, due 11/25/07	Aaa	AAA	296	µØØ
44	Morgan Stanley Capital I, Ser. 2004-WMC3, Class B3, 7.57%, due 11/25/07	Baa3	BBB-	29	µØØ
130	MSCC Heloc Trust, Ser. 2003-2, Class A, 5.13%, due 11/25/07	Aaa	AAA	128	µØØ
395	Nomura Asset Acceptance Corp., Ser. 2007-2, Class A1A, 4.99%, due 11/25/07	Aaa	AAA	394	µØØ
47	Novastar Home Equity Loan, Ser. 2005-3, Class A2B, 5.06%, due 11/25/07	Aaa	AAA	47	µØØ
800	Option One Mortgage Loan Trust, Ser. 2006-2, Class 2A2, 4.97%, due 11/25/07	Aaa	AAA	784	µØØ
176	Popular ABS Mortgage Pass-Through Trust, Ser. 2006-E, Class A1, 4.96%, due 11/25/07	Aaa	AAA	174	µØØ
150	Residential Accredit Loans, Inc., Ser. 2006-QO7, Class 3A2, 5.08%, due 11/25/07	Aaa	AAA	146	µØØ
364	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 5.60%, due 11/25/07	Aaa	AAA	365	µ
472	Residential Accredit Loans, Inc., Ser. 2006-QA1, Class A21, 5.97%, due 11/25/07	Aaa	AAA	478	µ
23	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 5.21%, due 11/25/07	Aaa	AAA	22	µØØ
61	Residential Asset Mortgage Products, Inc., Ser. 2003-RS3, Class AII, 5.59%, due 11/25/07	Aaa	AAA	61	µØØ
9	Saxon Asset Securities Trust, Ser. 2004-1, Class A, 5.41%, due 11/25/07	Aaa	AAA	9	µØØ
385	SLM Student Loan Trust, Ser. 2005-A, Class A1, 5.73%, due 12/15/07	Aaa	AAA	383	µØØ
4	Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A, 5.21%, due 11/25/07	Aaa		4	µØØ
350	Textron Financial Floorplan Master Note Trust, Ser. 2005-1A, Class A, 5.21%, due 11/13/07	Aaa	AAA	350	ñµØØ
70	Thornburg Mortgage Securities Trust, Ser. 2006-2, Class A1B, 4.92%, due 11/25/07	Aaa	AAA	70	µØØ
665	Volkswagen Credit Auto Master Trust, Ser. 2005-1, Class A, 5.02%, due 11/20/07	Aaa	AAA	664	µØØ
96	Wachovia Asset Securitization, Inc., Ser. 2003-HE3, Class A, 5.12%, due 11/25/07	Aaa	AAA	95	µØØ
				34,627

See Notes to Schedule of Investments 28

PRINCIPAL AMOUNT		RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
Fannie Mae (37.0%)
$164	Pass-Through Certificates, 6.00%, due 11/1/15	AGY	AGY	$167
493	Pass-Through Certificates, 5.00%, due 3/1/21 & 8/1/35	AGY	AGY	479
145	Pass-Through Certificates, 8.50%, due 4/1/34	AGY	AGY	155
399	Pass-Through Certificates, 5.50%, due 7/1/37	AGY	AGY	393
1,530	Pass-Through Certificates, 6.00%, TBA, 30 Year Maturity	AGY	AGY	1,541	Ø
8,425	Pass-Through Certificates, 5.00%, TBA, 15 Year Maturity	AGY	AGY	8,294	Ø
8,655	Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity	AGY	AGY	8,301	Ø
11,550	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	AGY	AGY	11,380	Ø
				30,710
Freddie Mac (5.8%)
137	Pass-Through Certificates, 6.50%, due 11/1/25	AGY	AGY	142
261	Pass-Through Certificates, 5.71%, due 6/1/36	AGY	AGY	264
1,074	Pass-Through Certificates, 5.78%, due 7/1/36	AGY	AGY	1,077
719	Pass-Through Certificates, 5.40%, due 2/1/37	AGY	AGY	721
754	Pass-Through Certificates, 5.55%, due 2/1/37	AGY	AGY	759
1,808	Pass-Through Certificates, 5.27%, due 4/1/37	AGY	AGY	1,806
				4,769
Total Mortgage-Backed Securities (Cost 69,880)				70,106
Corporate Debt Securities (18.0%) Bank (1.3%)
490	Deutsche Bank AG, Senior Unsecured Notes, 5.38%, due 10/12/12	Aa1	AA	494
315	JP Morgan Chase Capital XV, Guaranteed Notes, 5.88%, due 3/15/35	Aa3	A	286
255	Wachovia Corp., Senior Medium-Term Notes, Ser. G, 5.70%, due 8/1/13	Aa3	AA-	257
				1,037
Electric (0.2%)
240	Exelon Generation Co., LLC, Senior Unsecured Notes, 6.20%, due 10/1/17	A3	BBB+	241
Finance (5.1%)
155	American Express Co., Senior Unsecured Notes, 6.15%, due 8/28/17	A1	A+	158
910	Citigroup, Inc., Subordinated Notes, 5.00%, due 9/15/14	Aa3	AA-	883
475	Countrywide Financial Corp., Guaranteed Medium Term Notes, 5.80%, due 6/7/12	Baa3	BBB+	409
110	Goldman Sachs Group, Inc., Subordinated Notes, 5.95%, due 1/15/27	A1	A+	102
40	Goldman Sachs Group, Inc., Subordinated Notes, 6.45%, due 5/1/36	A1	A+	39
155	Goldman Sachs Group, Inc., Subordinated Notes, 6.75%, due 10/1/37	A1	A+	156
90	Household Finance Corp., Senior Unsecured Notes, 4.13%, due 11/16/09	Aa3	AA-	88
390	International Lease Finance Corp., Unsubordinated Notes, 4.75%, due 7/1/09	A1	AA-	385
245	International Lease Finance Corp., Medium Term Notes, Ser. R, 5.63%, due 9/15/10	A1	AA	248
325	JP Morgan Chase & Co., Senior Unsecured Notes, 5.38%, due 10/1/12	Aa2	AA-	327
210	Merrill Lynch & Co., Subordinated Notes, 6.11%, due 1/29/37	A2	A	193
130	Merrill Lynch & Co., Subordinated Notes, 6.22%, due 9/15/26	A2	A	124
790	Simon Property Group L.P., Unsubordinated Notes, 5.25%, due 12/1/16	A3	A-	748
140	Travelers Companies, Inc., Senior Unsecured Notes, 6.25%, due 6/15/37	A3	A-	138
260	WEA Finance LLC/WCI Finance LLC, Senior Notes, 5.70%, due 10/1/16	A2	A-	254	ñ
				4,252
Industrial (9.3%)
490	Comcast Corp., Guaranteed Notes, 6.30%, due 11/15/17	Baa2	BBB+	505
425	Continental Airlines, Inc., Pass-Through Certificates, Series A, 5.98%, due 4/19/22	Baa1	A	418
300	Covidien International Finance S.A., Guaranteed Notes, 6.55%, due 10/15/37	Baa1	A-	306	ñ
615	CVS Caremark Corp., Senior Unsecured Notes, 6.25%, due 6/1/27	Baa2	BBB+	612
300	DaimlerChrysler N.A. Holding Corp., Notes, 4.88%, due 6/15/10	A3	BBB+	298
105	DCP Midstream LLC, Senior Unsecured Notes, 6.75%, due 9/15/37	Baa2	BBB+	108	ñ

See Notes to Schedule of Investments 29

PRINCIPAL AMOUNT		RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
$610	Delta Air Lines, Pass-Through Certificates, 7.57%, due 11/18/10		BBB-	$630
280	Encana Corp., Senior Unsubordinated Notes, 6.63%, due 8/15/37	Baa2	A-	296
300	Enterprise Products Operating L.P., Guaranteed Notes, 6.30%, due 9/15/17	Baa3	BBB-	305
460	Erac USA Finance Co., Guaranteed Notes, 7.00%, due 10/15/37	Baa2	BBB	453	ñ
205	Fedex Corp., Guaranteed Notes, 5.50%, due 8/15/09	Baa2	BBB	207
355	Marathon Oil Corp., Unsubordinated Notes, 6.60%, due 10/1/37	Baa1	BBB+	370
185	Motorola, Inc., Senior Unsecured Notes, 6.63%, due 11/15/37	Baa1	A-	181
190	Motorola, Inc., Debentures, 5.22%, due 10/1/97	Baa1		139
335	Northwest Airlines, Inc., Pass-Through Certificates, 7.03%, due 11/1/19	A3	A-	338
220	Oneok Parters L.P., Guaranteed Notes, 6.85%, due 10/15/37	Baa2	BBB	230
130	Owens Corning, Inc., Guaranteed Notes, 7.00%, due 12/1/36	Baa3	BBB-	121
220	Southwest Airlines Co., Pass-Through Certificates, Series 07-1, 6.15%, due 8/1/22	Aa3	AA-	223
280	Suncor, Inc., Bonds, 6.50%, due 6/15/38	A3	A-	293
450	Time Warner Cable, Inc., Senior Unsecured Notes, 5.85%, due 5/1/17	Baa2	BBB+	446	ñ
305	Union Pacific Corp., Senior Unsubordinated Notes, 5.75%, due 11/15/17	Baa2	BBB	304
235	United Airlines, Inc., Pass-Through Certificates, 6.64%, due 7/2/22	Baa2	BBB	233
180	USG Corp., Senior Unsecured Notes, 6.30%, due 11/15/16	Baa3	BB+	165
220	Xerox Corp., Senior Unsecured Notes, 5.50%, due 5/15/12	Baa3	BBB-	220
265	XTO Energy, Inc., Senior Unsecured Notes, 6.75%, due 8/1/37	Baa2	BBB	284
				7,685
Telecommunications (1.4%)
390	AT&T Wireless Services, Inc., Senior Unsubordinated Notes, 7.88%, due 3/1/11	A3	A	423
335	Qwest Corp., Notes, 8.88%, due 3/15/12	Ba1	BBB-	367
355	Sprint Nextel Corp., Unsecured Notes, 6.00%, due 12/1/16	Baa3	BBB	341
				1,131
Utility - Electric (0.7%)
155	DTE Energy Co., Senior Notes, 7.05%, due 6/1/11	Baa2	BBB-	163
285	FirstEnergy Corp., Unsubordinated Notes, Ser. B, 6.45%, due 11/15/11	Baa3	BBB-	294
145	MidAmerican Energy Co., Senior Unsecured Notes, 5.80%, due 10/15/36	A2	A-	141
				598
Total Corporate Debt Securities (Cost $15,001)				14,944
Asset-Backed Securities (11.2%)
4	ABSC NIMS Trust, Ser. 2005-HE6, Class A1, 5.05%, due 8/27/35		CCC	3	ñ
43	Adjustable Rate Mortgage NIM Trust, Ser. 2006-6, Class A, 6.50%, due 11/27/07		A-	24	ñ
105	ARCap REIT, Inc., Ser. 2004-1A, Class D, 5.64%, due 4/21/39	A1	A	98	ñ
110	Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A4, 5.84%, due 11/10/07	Aaa	AAA	110	µ
37	Carmax Auto Owner Trust, Ser. 2004-1, Class D, 3.52%, due 11/15/10	A2	AAA	37
106	Chase Commercial Mortgage Securities Corp., Ser. 2000-3, Class A1, 7.09%, due 10/15/32		AAA	106
630	Chase Commercial Mortgage Securities Corp., Ser. 2003-3, Class A2, 7.32%, due 10/15/32		AAA	660
165	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2001-CK6, Class A3, 6.39%, due 8/15/36	Aaa	AAA	171
225	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C4, Class A3, 5.12%, due 8/15/38	Aaa	AAA	222
80	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.91%, due 11/15/07	Aaa	AAA	81	µ
670	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A2, 5.36%, due 9/15/39	Aaa	AAA	670
45	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 6.01%, due 11/15/07	Aaa	AAA	46	µ
100	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C1, Class A3, 5.38%, due 2/15/40	Aaa		98
635	Discover Card Master Trust, Ser. 2007-A1, Class A1, 5.65%, due 3/16/20	Aaa	AAA	640

See Notes to Schedule of Investments 30

PRINCIPAL AMOUNT		RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
$6	Fremont NIM Trust, Ser. 2005-C, 5.58%, due 7/25/35		CCC	$1	ñ
175	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG11, Class A4, 5.74%, due 12/10/49		AAA	177
175	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 5.99%, due 11/10/07	Aaa	AAA	177	µ
10	Harborview NIM Corp., Ser. 2006-9A, Class N1, 6.41%, due 11/19/36			10	ñ§§
148	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-CB11, Class A1, 4.52%, due 8/12/37	Aaa	AAA	147
220	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP3, Class A3, 4.96%, due 8/15/42	Aaa	AAA	215
335	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB14, Class ASB, 5.51%, due 12/12/44	Aaa	AAA	334
180	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A4, 6.07%, due 11/15/07	Aaa	AAA	184	µ
200	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	Aaa		196
1,270	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 6.01%, due 11/15/07	Aaa	AAA	1,287	µ
1,270	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class A4, 5.79%, due 2/12/51	Aaa	AAA	1,279
808	LB Commercial Conduit Mortgage Trust, Ser. 1998-C4, Class A1B, 6.21%, due 10/15/35	Aaa	AAA	812
123	Merrill Lynch Mortgage Trust, Ser. 2005-MKB2, Class A1, 4.45%, due 9/12/42	Aaa	AAA	122
300	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	Aaa	AAA	294
140	Morgan Stanley Capital I, Ser. 2005-T17, Class A5, 4.78%, due 12/13/41		AAA	133
115	Morgan Stanley Capital I, Ser. 2007-HQ11, Class A4, 5.45%, due 2/12/44	Aaa	AAA	113
260	Newcastle CDO Ltd., Ser. 2004-4A, Class 3FX, 5.11%, due 3/24/39	A2	A	217	ñ
3	Renaissance Home Equity Loan Trust, Ser. 2005-4, Class N, 7.14%, due 2/25/36		BBB	2	ñ
40	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C17, Class A1, 4.43%, due 3/15/42	Aaa	AAA	40
245	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C30, Class A5, 5.34%, due 12/15/43	Aaa	AAA	239
330	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C22, Class A4, 5.27%, due 11/15/07	Aaa	AAA	325	µ
	Total Asset-Backed Securities (Cost $10,559)			9,270
NUMBER OF SHARES
Short-Term Investments (3.7%)
3,051,615	Neuberger Berman Prime Money Fund Trust Class (Cost $3,052)			3,052	#@
	Total Investments (135.1%) (Cost $113,140)			112,168	##
	Liabilities, less cash, receivables and other assets [(35.1%)]			(29,145)
	Total Net Assets (100.0%)			$83,023

See Notes to Schedule of Investments 31

Schedule of Investments Lehman Brothers High Income Bond Fund

PRINCIPAL AMOUNT		RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
Corporate Debt Securities (98.0%) Aerospace/Defense (1.9%)
$5,935	L-3 Communications Corp., Guaranteed Senior Unsecured Subordinated Notes, 7.63%, due 6/15/12	Ba3	BB+	$6,106
375	L-3 Communications Corp., Guaranteed Senior Unsecured Subordinated Notes, 6.13%, due 7/15/13	Ba3	BB+	372
725	L-3 Communications Corp., Guaranteed Notes, Ser. B, 6.38%, due 10/15/15	Ba3	BB+	725
				7,203
Airlines (1.2%)
4,130	Continental Airlines, Inc., Pass-Through Certificates, 9.80%, due 4/1/21	Ba1	BB+	4,399
Apparel/Textiles (0.7%)
2,605	Levi Strauss & Co., Senior Unsubordinated Notes, 9.75%, due 1/15/15	B2	B+	2,719
Auto Loans (8.3%)
6,115	Ford Motor Credit Co., Senior Unsecured Notes, 9.75%, due 9/15/10	B1	B	6,089
7,430	Ford Motor Credit Co., Notes, 7.80%, due 6/1/12	B1	B	6,981
12,785	General Motors Acceptance Corp., Notes, 6.88%, due 9/15/11	Ba1	BB+	11,783
6,300	General Motors Acceptance Corp., Unsecured Notes, 7.00%, due 2/1/12	Ba1	BB+	5,754
				30,607
Auto Parts & Equipment (1.1%)
1,612	Goodyear Tire & Rubber Co., Senior Notes, 8.63%, due 12/1/11	Ba3	B	1,717
2,270	Goodyear Tire & Rubber Co., Senior Notes, 9.00%, due 7/1/15	Ba3	B	2,483
				4,200
Beverage (0.4%)
1,375	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	Ba3	BB-	1,385
Building & Construction (0.1%)
650	K. Hovnanian Enterprises, Senior Notes, 8.63%, due 1/15/17	Ba3	BB-	543	È
Chemicals (1.6%)
1,180	Chemtura Corp., Guaranteed Notes, 6.88%, due 6/1/16	Ba2	BB+	1,127
2,035	Hexion US Finance Corp., Guaranteed Notes, 9.75%, due 11/15/14	B3	B	2,233
2,710	MacDermid, Inc., Senior Subordinated Notes, 9.50%, due 4/15/17	Caa1	CCC+	2,588	ñ
				5,948
Consumer/Commercial/Lease Financing (0.6%)
2,960	Residential Capital LLC, Guaranteed Notes, 7.00%, due 2/22/11	Ba1	BBB-	2,161
Electric - Generation (4.4%)
1,540	AES Corp., Senior Notes, 7.75%, due 10/15/15	B1	B	1,544	ñ
2,375	AES Corp., Senior Notes, 8.00%, due 10/15/17	B1	B	2,396	ñ
3,920	Dynegy-Roseton Danskamme, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	Ba3	B	3,930
780	Edison Mission Energy, Senior Unsecured Notes, 7.50%, due 6/15/13	B1	BB-	791
1,885	Edison Mission Energy, Senior Notes, 7.63%, due 5/15/27	B1	BB-	1,795	ñ
4,565	Mirant Americas Generation, Inc., Senior Unsecured Notes, 8.30%, due 5/1/11	Caa1	B-	4,616
1,085	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 2/1/16	B1	B	1,082
				16,154

See Notes to Schedule of Investments 32

PRINCIPAL AMOUNT		RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
Electric - Integrated (1.8%)
$6,505	Energy Future Holdings, Guaranteed Notes, 10.88%, due 11/1/17	B3	CCC+	$6,578	ñ
Electronics (2.4%)
5,725	Freescale Semiconductor, Inc., Guaranteed Notes, 9.13%, due 12/15/14	B1	B	5,181
1,095	NXP BV Funding LLC, Secured Notes, 7.88%, due 10/15/14	Ba3	BB	1,069
2,775	NXP BV Funding LLC, Guaranteed Notes, 9.50%, due 10/15/15	B3	B	2,622
				8,872
Energy-Exploration & Production (3.0%)
9,035	Chesapeake Energy Corp., Guaranteed Notes, 7.50%, due 9/15/13	Ba2	BB	9,284
1,730	Forest Oil Corp., Guaranteed Senior Unsecured Notes, 7.75%, due 5/1/14	B1	B+	1,747
				11,031
Environmental (0.3%)
985	Allied Waste North America, Inc., Secured Notes, Ser. B, 5.75%, due 2/15/11	B1	BB+	960
Food & Drug Retailers (1.3%)
2,095	Rite Aid Corp., Senior Unsecured Notes, 8.63%, due 3/1/15	Caa1	CCC+	1,859
3,295	Rite Aid Corp., Guaranteed Notes, 9.50%, due 6/15/17	Caa1	CCC+	3,048	ñ
				4,907
Forestry/Paper (0.6%)
1,420	Bowater, Inc., Debentures, 9.00%, due 8/1/09	B3	B	1,392
830	Graphic Packaging Int'l, Inc., Guaranteed Notes, 8.50%, due 8/15/11	B2	B-	842
				2,234
Gaming (5.1%)
2,735	Chukchansi Economic Development Authority, Senior Notes, 8.00%, due 11/15/13	B2	BB-	2,756	ñ
3,010	Fontainebleau Las Vegas Holdings LLC, Second Mortgage, 10.25%, due 6/15/15	Caa1	CCC+	2,814	ñ
1,860	Majestic Star LLC, Senior Unsecured Notes, 9.75%, due 1/15/11	Caa1	CCC+	1,581
3,595	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	B3	B	3,972	ñ
3,225	San Pasqual Casino, Notes, 8.00%, due 9/15/13	B2	B+	3,257	ñ
2,495	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.38%, due 6/15/15	B3	B	2,507	ñ
645	Station Casinos, Inc., Senior Unsecured Subordinated Notes, 6.88%, due 3/1/16	Ba3	B	534
1,525	Station Casinos, Inc., Senior Unsecured Notes, 7.75%, due 8/15/16	Ba2	B+	1,493
				18,914
Gas Distribution (5.7%)
1,100	AmeriGas Partners L.P., Senior Unsecured Notes, 7.25%, due 5/20/15	B1		1,089
3,020	Ferrellgas Partners L.P., Senior Unsecured Notes, 8.75%, due 6/15/12	B2	B-	3,111
6,115	Kinder Morgan, Inc., Senior Unsecured Notes, 6.50%, due 9/1/12	Ba2	BB-	6,061
4,212	Regency Energy Partners L.P., Guaranteed Notes, 8.38%, due 12/15/13	B1	B	4,433
1,095	Sabine Pass L.P., Secured Notes, 7.25%, due 11/30/13	Ba3	BB	1,073
5,405	Sabine Pass L.P., Secured Notes, 7.50%, due 11/30/16	Ba3	BB	5,297
				21,064
Health Services (10.1%)
825	Bausch & Lomb, Inc., Senior Unsecured Notes, 9.88%, due 11/1/15	Caa1	B-	850	ñ
915	Community Health Systems, Inc., Guaranteed Notes, 8.88%, due 7/15/15	B3	B-	926	ñ
3,615	HCA, Inc., Secured Notes, 9.25%, due 11/15/16	B2	BB-	3,805
6,880	HCA, Inc., Secured Notes, 9.63%, due 11/15/16	B2	BB-	7,276
3,640	LVB Acquisition Merger, Inc., Guaranteed Notes, 10.38%, due 10/15/17	B3	B-	3,686	ñ
1,975	LVB Acquisition Merger, Inc., Guaranteed Notes, 11.63%, due 10/15/17	Caa1	B-	2,012	ñ

See Notes to Schedule of Investments 33

PRINCIPAL AMOUNT		RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
$2,726	NMH Holdings, Inc., Senior Unsecured Floating Rate Notes, 12.82%, due 12/15/07	Caa2	CCC+	$2,713	ñµ
2,310	Service Corp. Int'l, Senior Unsecured Notes, 6.75%, due 4/1/15	B1	BB-	2,304
2,650	Service Corp. Int'l, Senior Unsecured Notes, 7.50%, due 4/1/27	B1	BB-	2,478
1,795	Tenet Healthcare Corp., Senior Notes, 9.88%, due 7/1/14	Caa1	CCC+	1,633
2,890	US Oncology, Inc., Guaranteed Notes, 9.00%, due 8/15/12	B2	CCC+	2,897
3,065	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 6/1/10	Ba1	BB+	3,080
1,415	Ventas Realty L.P., Guaranteed Notes, 7.13%, due 6/1/15	Ba1	BB+	1,443
1,060	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	Ba1	BB+	1,047
1,060	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 4/1/17	Ba1	BB+	1,060
				37,210
Hotels (0.3%)
1,180	Host Hotels & Resorts L.P., Secured Notes, 6.88%, due 11/1/14		BB	1,189
Investments & Misc. Financial Services (1.4%)
3,795	Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13	Caa1	B-	3,662
1,695	Cardtronics, Inc., Senior Subordinated Notes, Ser. B, 9.25%, due 8/15/13	Caa1	B-	1,636	ñ
				5,298
Media - Broadcast (4.7%)
6,130	CMP Susquehanna Corp., Guaranteed Notes, 9.88%, due 5/15/14	Caa1	CCC	5,632
2,030	Entercom Radio/Capital, Guaranteed Senior Unsecured Notes, 7.63%, due 3/1/14	B1	B	2,020
4,410	LIN Television Corp., Guaranteed Notes, 6.50%, due 5/15/13	B1	B-	4,278
4,085	Univision Communications, Inc., Guaranteed Notes, 9.75%, due 3/15/15	B3	CCC+	4,003	ñ
1,285	Young Broadcasting, Inc., Guaranteed Senior Subordinated Notes, 10.00%, due 3/1/11	Caa1	CCC-	1,208
465	Young Broadcasting, Inc., Senior Subordinated Notes, 8.75%, due 1/15/14	Caa1	CCC-	401
				17,542
Media - Cable (7.2%)
2,890	CCH I Holdings LLC, Secured Notes, 11.00%, due 10/1/15	Caa2	CCC	2,803
7,145	Charter Communications Operating LLC, Senior Notes, 8.38%, due 4/30/14	B2	B+	7,145	ñ
5,340	DirecTV Holdings LLC, Senior Notes, 8.38%, due 3/15/13	Ba3	BB-	5,580
255	DirecTV Holdings LLC, Guaranteed Notes, 6.38%, due 6/15/15	Ba3	BB-	246
5,085	EchoStar DBS Corp., Guaranteed Notes, 6.38%, due 10/1/11	Ba3	BB-	5,149
2,570	EchoStar DBS Corp., Guaranteed Notes, 7.00%, due 10/1/13	Ba3	BB-	2,676
2,785	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	Ba3	BB-	2,911
				26,510
Media - Diversified (0.5%)
2,090	Quebecor Media, Inc., Notes, 7.75%, due 3/15/16	B2	B	2,017	ñ
Media - Services (2.6%)
2,385	Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13	Ba3	B	2,391
3,685	WMG Acquisition Corp., Senior Subordinated Notes, 7.38%, due 4/15/14	B2	B	3,271
5,180	WMG Holdings Corp., Guaranteed Notes, Step-Up, 0.00%/9.50%, due 12/15/14	B2	B	3,807	**
				9,469
Metals/Mining Excluding Steel (4.6%)
2,900	Aleris Int'l, Inc., Guaranteed Notes, 9.00%, due 12/15/14	B3	B-	2,617
3,460	Aleris Int'l, Inc., Guaranteed Notes, 10.00%, due 12/15/16	Caa1	B-	3,045
3,820	Arch Western Finance Corp., Guaranteed Notes, 6.75%, due 7/1/13	B1	BB-	3,725
2,020	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.38%, due 4/1/17	Ba3	BB	2,212
5,665	Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13	B2	B+	5,353
				16,952

See Notes to Schedule of Investments 34

PRINCIPAL AMOUNT		RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
Non-Food & Drug Retailers (1.5%)
$1,560	Claire's Stores, Inc., Guaranteed Notes, 9.63%, due 6/1/15	Caa1	CCC+	$1,276	ñ
2,175	GSC Holdings Corp., Guaranteed Notes, 8.00%, due 10/1/12	Ba3	BB	2,270
1,915	Michaels Stores, Inc., Guaranteed Notes, 11.38%, due 11/1/16	Caa1	CCC	1,910	È
				5,456
Packaging (4.2%)
7,815	Ball Corp., Guaranteed Unsecured Notes, 6.88%, due 12/15/12	Ba1	BB	7,932
2,360	Crown Americas LLC, Guaranteed Notes, 7.75%, due 11/15/15	B1	B	2,431
2,760	Graham Packaging Co., Inc., Guaranteed Notes, 9.88%, due 10/15/14	Caa1	CCC+	2,732
2,410	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 8.75%, due 11/15/12	Ba2	BB	2,516
				15,611
Printing & Publishing (4.8%)
670	Dex Media West LLC, Senior Unsecured Notes, Ser. B, 8.50%, due 8/15/10	Ba3	B	688
1,960	Dex Media West LLC, Guaranteed Notes, Ser. B, 9.88%, due 8/15/13	B1	B	2,090
2,765	Dex Media, Inc., Senior Disc. Notes, Step-Up, 0.00%/9.00%, due 11/15/13	B2	B	2,620	**
6,025	Idearc, Inc., Guaranteed Notes, 8.00%, due 11/15/16	B2	B+	6,040
2,580	R.H. Donnelley Corp., Senior Unsecured Notes, 6.88%, due 1/15/13	B3	B	2,425
925	R.H. Donnelley Corp., Senior Notes, 8.88%, due 10/15/17	B3	B	925	ñ
3,345	Reader's Digest Association, Inc., Senior Subordinated Notes, 9.00%, due 2/15/17	Caa1	CCC+	2,981	ñ
				17,769
Railroads (1.9%)
1,140	Kansas City Southern Mexico, Senior Notes, 7.38%, due 6/1/14	B2	B+	1,140	ñ
5,400	TFM SA de C.V., Senior Notes, 9.38%, due 5/1/12	B2		5,724
				6,864
Real Estate Dev. & Mgt. (1.9%)
5,300	American Real Estate Partners, L.P., Senior Notes, 8.13%, due 6/1/12	Ba3	BB+	5,340
1,915	Realogy Corp., Guaranteed Notes, 11.00%, due 4/15/14	Caa1	B-	1,560	ñ
				6,900
Restaurants (0.5%)
2,055	NPC Int'l, Inc., Guaranteed Notes, 9.50%, due 5/1/14	Caa1	B-	1,921
Software/Services (1.5%)
5,695	First Data Corp., Guaranteed Notes, 9.88%, due 9/24/15	B3	B-	5,453	ñ
Steel Producers/Products (1.7%)
2,805	Metals U.S.A. Holdings Corp., Senior Floating Rate Notes, 11.23%, due 1/2/08	Caa1	CCC	2,545	ñµ
3,670	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	B3	B-	3,606
				6,151
Support-Services (1.4%)
870	Aramark Corp., Guaranteed Notes, 8.50%, due 2/1/15	B3	B-	881
4,285	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	B2	B-	4,188	ñ
				5,069
Telecom - Integrated/Services (6.1%)
2,120	Dycom Industries, Inc., Guaranteed Notes, 8.13%, due 10/15/15	Ba3	B+	2,157
3,830	Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes, 8.63%, due 1/15/15	B2	B	3,887
3,165	Nordic Telephone Co. Holdings, Secured Notes, 8.88%, due 5/1/16	B2	B	3,347	ñ

See Notes to Schedule of Investments 35

PRINCIPAL AMOUNT		RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
$2,970	Qwest Corp., Notes, 8.88%, due 3/15/12	Ba1	BBB-	$3,252
3,215	Qwest Corp., Senior Notes, 7.63%, due 6/15/15	Ba1	BBB-	3,384
2,480	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	Ba3	BB-	2,623
3,695	Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16	Ba3	BB-	3,954
				22,604
Theaters & Entertainment (0.6%)
1,995	AMC Entertainment, Inc., Guaranteed Notes, Ser. B, 8.63%, due 8/15/12	Ba3	B-	2,069
	Total Corporate Debt Securities (Cost $364,965)			361,933
NUMBER OF SHARES
Short-Term Investments (0.6%)
216,828	Neuberger Berman Prime Money Fund Trust Class			217	@
1,773,561	Neuberger Berman Securities Lending Quality Fund, LLC			1,774	‡
	Total Short-Term Investments (Cost $1,991)			1,991	#
	Total Investments (98.6%) (Cost $366,956)			363,924	##
	Cash, receivables and other assets, less liabilities (1.4%)			5,322
	Total Net Assets (100.0%)			$369,246

See Notes to Schedule of Investments 36

Schedule of Investments Lehman Brothers Municipal Money Fund

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Municipal Notes (98.1%)
Alabama (1.1%)
$300	Decatur IDB Solid Waste Disp. Rev. (Amoco Chemical Co. Proj.), Ser. 1995, 3.64%, due 11/1/07	VMIG1		$300	µß
9,500	Mobile IDB Rev. (Pwr. Theodore Plant), Ser. 2001 A, 3.66%, due 11/1/07	VMIG1	A-1	9,500	µß
				9,800
Arizona (4.6%)
1,000	Coconino Co. Ind. Dev. Au. IDR (Scuff Steel Proj.), Ser. 2007, (LOC: Wells Fargo Bank NA), 3.53%, due 11/1/07		A-1+	1,000	µß
15,810	Phoenix Ind. Dev. Au. Single Family Mtge. Rev. (Merlots), Ser. 2007 C59, (LOC: Government National Mortgage Association), 3.39%, due 11/7/07	VMIG1		15,810	µd
23,595	RBC Muni. Prod., Inc. Trust Var. St. Rev. (Floater Cert.), Ser. 2007 C-1, (LOC: Royal Bank of Canada), 3.57%, due 11/1/07	VMIG1		23,595	µ
				40,405
Arkansas (0.2%)
2,025	Clarksville IDR (Baldor Elec. Co. Proj.), Ser. 1998, (LOC: SunTrust Bank), 3.54%, due 11/7/07			2,025	µß
California (2.9%)
2,620	Arcadia Unified Sch. Dist. (Putters), Ser. 2007-1716, (FSA Insured), 3.46%, due 11/1/07	VMIG1		2,620	µs
2,000	BB&T Muni. Trust, Ser. 2000, (FSA Insured), 3.43%, due 11/1/07	VMIG1		2,000	µg
4,980	California Infrastructure & Econ. Dev. Bank IDR (Kruger & Sons, Inc., Proj.), Ser. 2002, (LOC: Bank of the West), 3.50%, due 11/1/07	VMIG1		4,980	µß
3,060	California Infrastructure & Econ. Dev. Bank IDR (Studio Moulding Proj.), Ser. 2001 A, (LOC: Comerica Bank), 3.53%, due 11/1/07	VMIG1		3,060	µß
6,765	California Statewide CDA (Floaters), Ser. 2007-2114, (LOC: Wells Fargo Bank & Trust Co.), 3.51%, due 11/1/07		A-1+	6,765	µ
5,000	Contra Costa Co. Multi-Family Hsg. Rev. (Pleasant Hill BART Transit), Ser. 2006 A, 3.95%, due 4/15/46 Putable 12/20/07			5,002	ß
1,245	Deutsche Bank Spears/Lifers Trust Var. St. Rev., Ser. 2007-116, (LOC: Deutsche Bank), 3.71%, due 11/1/07			1,245	µ
				25,672
Colorado (1.5%)
2,000	Colorado Hsg. & Fin. Au. Mfg. Rev. (Ready Foods, Inc. Proj.), Ser. 2007 A, (LOC: U.S. Bank), 3.51%, due 11/1/07		A-1+	2,000	µß
2,500	Denver City & Co. Arpt. Rev., Sub. Ser. 2005 C-2, (CIFG Insured), 3.43%, due 11/7/07	VMIG1	A-1+	2,500	µy
8,830	Fort Collins PCR (Floaters), Ser. 2007-2036, (LOC: Morgan Stanley), 3.51%, due 11/1/07		A-1+	8,830	µ
				13,330
Connecticut (0.7%)
5,805	Connecticut Dev. Au. Arpt. Hotel Rev. (Bradley Arpt. Hotel Proj.), Ser. 2006, (LOC: TD Banknorth N.A.), 3.46%, due 11/1/07	VMIG1		5,805	µß

See Notes to Schedule of Investments 37

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
District of Columbia (0.2%)
$1,500	Washington Convention Ctr. Au. Dedicated Tax Rev. Sr. Lien, Ser. 1998, (AMBAC Insured), 5.25%, due 10/1/12 Pre-Refunded 10/1/08			$1,539
Florida (4.8%)
10,070	Florida Hsg. Fin. Corp. Rev. (Floaters), Ser. 2007-2028, (LOC: Government National Mortgage Association), 3.55%, due 11/1/07			10,070	µy
5,400	Florida Hsg. Fin. Corp. Rev. (Merlots), Ser. 2007 C64, (LOC: Bank of New York), 3.39%, due 11/7/07		A-1+	5,400	µ
6,670	Florida Hsg. Fin. Corp. Rev. (Merlots), Ser. 2006 B17, (LOC: Government National Mortgage Association), 3.39%, due 11/7/07		A-1+	6,670	µii
3,000	Miami-Dade Co. Aviation Rev., Ser. 2007-10065, (MBIA Insured), 3.59%, due 11/1/07		A-1+	3,000	µk
2,500	Miami-Dade Co. Ind. Dev. Au. Solid Waste Disp. Rev. (Florida Pwr. & Light Co. Proj.), Ser. 2003, 3.65%, due 11/1/07	VMIG1		2,500	µß
1,100	Pinellas Co. Hlth. Fac. Au. Rev. Ref. (Pooled Hosp. Loan Prog.), Ser. 1985, (AMBAC Insured), 3.59%, due 11/1/07	VMIG1	A-1+	1,100	µßii
5,000	RBC Muni. Prod. Inc. Trust Var. St. (Floater Cert.), Ser. 2007 I-43, (XLCA Insured), 3.50%, due 11/1/07			5,000	µnn
6,705	St. John's Co. Ind. Dev. Au. IDR (Rulon Co. Proj.), Ser. 2004, (LOC: Coastal Bank of Georgia), 3.53%, due 11/1/07			6,705	µß
1,000	St. Lucie Co. Solid Waste Disp. Ref. Rev. (Florida Pwr. & Light Co. Proj.), Ser. 2003, 3.65%, due 11/1/07	VMIG1		1,000	µß
				41,445
Georgia (2.7%)
2,970	Atlanta Arpt. Rev. (Merlots), Ser. 2004 C14, (FSA Insured), 3.39%, due 11/7/07	VMIG1		2,970	µii
6,450	Atlanta Urban Residential Fin. Au. Multi-Family Hsg. Rev. (Capitol Gateway Apts.), Ser. 2005, (LOC: Bank of America), 3.54%, due 11/1/07		A-1+	6,450	µß
1,575	Columbus Dev. Au. Rev. (Foundation Prop. Inc.), Ser. 2007, (LOC: Columbus Bank & Trust), 3.48%, due 11/1/07			1,575	µß
2,875	Crisp Co. Cordele IDA Rev. (Goldens Foundry & Machine Co. Proj.), Ser. 2007, (LOC: Columbus Bank & Trust), 3.53%, due 11/1/07			2,875	µß
1,200	Forsyth Co. Dev. Au. IDR (Selecto Scientific Inc. Proj.), Ser. 1998, (RBC Centura Bank), 3.58%, due 11/1/07		A-1+	1,200	µß
3,100	Georgia St. Hsg. & Fin. Au. Rev. (Merlots), Ser. 2006 B11, (LOC: Wachovia Bank & Trust Co.), 3.39%, due 11/7/07		A-1+	3,100	µ
1,985	Savannah Econ. Dev. Au. Rev. (Exempt Fac. Cons. Util. Proj.), Ser. 1999, (LOC: Branch Banking & Trust Co.), 3.58%, due 11/1/07	VMIG1		1,985	µß
970	Savannah Econ. Dev. Au. Rev. (Kennickell Printing Co. Proj.), Ser. 2001, (LOC: Branch Banking & Trust Co.), 3.58%, due 11/1/07	VMIG1		970	µß
2,110	Turner Co. Dev. Au. IDR (McElroy Metal Mill, Inc.), Ser. 2005, (LOC: AmSouth Bank), 3.53%, due 11/1/07	P-1		2,110	µ
				23,235
Illinois (6.1%)
5,295	Aurora Single Family Mtge. Rev. (Merlots), Ser. 2007 E05, (LOC: Government National Mortgage Association), 3.39%, due 11/7/07		A-1+	5,295	µd
2,350	Chicago Enterprise Zone Rev. (J & A LLC Proj.), Ser. 2002, (LOC: Charter One Bank), 3.56%, due 11/1/07			2,350	µ
1,695	Chicago Multi-Family Hsg. Rev. (Claras Village Proj.), Ser. 2007 B, (LOC: Harris Trust & Savings Bank), 3.55%, due 11/1/07	VMIG1		1,695	µ
2,500	Chicago Single Family Mtge. Rev., Ser. 2007 2F, (LOC: Government National Mortgage Association), 3.93%, due 7/1/08			2,500	[j]
2,400	Illinois Dev. Fin. Au. IDR (Universal Press, Inc., Proj.), Ser. 2000 A, (LOC: LaSalle National Bank), 3.55%, due 11/1/07		A-1+	2,400	µß
2,850	Illinois Hlth. Fac. Au. Rev. (Advocate Hlth. Care Network), Ser. 2003 A, 3.78%, due 11/15/22 Putable 7/3/08	VMIG1	A-1+	2,850	µß

See Notes to Schedule of Investments 38

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
$2,000	Illinois Hsg. Dev. Au. Multi-Family Hsg. Rev. (Rome Meadows Proj.), Ser. 2007, (LOC: First National Bank), 3.53%, due 11/1/07		A-1+	$2,000	µkk
4,070	Illinois Hsg. Dev. Au. Multi-Family Rev. (Galesburg Towers), Ser. 2005, (LOC: Harris Trust & Savings), 3.50%, due 11/1/07		A-1	4,070	µß
1,135	Illinois Std. Assist. Commission Std. Loan Rev., Ser. 2000 XX, 5.10%, due 9/1/08			1,148
4,140	Lake Co. Multi-Family Hsg. Rev. (Rosewood Apt. Proj.), Ser. 2004, (LOC: Freddie Mac), 3.58%, due 11/1/07		A-1+	4,140	µß
14,390	Puttable Floating Option Tax-Exempt Receipts (Floaters), Ser. 2007-4262, (LOC: Government National Mortgage Association), 3.57%, due 11/1/07			14,390	µx
9,000	Will Co. Solid Waste Disp. Rev. (BASF Corp. Proj.), Ser. 1997, 3.69%, due 11/1/07	P-1		9,000	µß
1,035	Woodridge Ind. Rev. (McDavid Knee Guard), Ser. 1996, (LOC: Marshall & Ilsley), 3.35%, due 11/7/07		A-1	1,035	µß
				52,873
Indiana (7.5%)
13,795	ABN Amro Munitops Cert. Trust Rev., Ser. 2003-27, (FGIC Insured), 3.49%, due 11/1/07	VMIG1		13,795	µa
2,670	Anderson Econ. Dev. Rev. (Gateway Village Proj.), Ser. 1996, (LOC: Federal Home Loan Bank), 3.53%, due 11/1/07	VMIG1		2,670	µ
1,000	Angola Ed. Fac. Rev. (Tri-State Univ. Proj.), Ser. 2006, (LOC: Fifth Third Bank), 3.47%, due 11/2/07			1,000	µß
5,230	Bartholomew Cons. Sch. Corp. Ind. Tax Anticipation Warrants, Ser. 2007, 4.00%, due 12/31/07			5,233
7,660	Columbus Econ. Dev. Rev. (Arbors at Waters Edge Apts.), Ser. 2004, (LOC: Federal Home Loan Bank), 3.58%, due 11/1/07	VMIG1		7,660	µ
2,300	East Porter Co. Sch. Bldg. Corp. Rev., Ser. 2005-145, (MBIA Insured), 3.57%, due 11/1/07		A-1+	2,300	µo
6,010	Greencastle IDR (Crown Equip. Corp. Proj.), Ser. 1996, (LOC: Key Bank), 3.52%, due 11/1/07			6,010	µß
2,500	Hamilton Southeastern Sch. Warrants, Ser. 2007, 3.80%, due 12/31/07			2,501
2,735	Hammond Econ. Dev. Rev. (Annex at Douglas Pointe), Ser. 1996 A, (LOC: Federal Home Loan Bank), 3.53%, due 11/1/07	VMIG1		2,735	µß
2,250	Indiana Bond Bank Rev. (Adv. Fdg. Prog. Notes), Ser. 2007 A, (LOC: Bank of New York), 4.25%, due 1/31/08		SP-1+	2,253
400	Indiana Hlth. & Ed. Fac. Fin. Au. Hosp. Rev. (Howard Reg. Hlth. Sys. Proj.), Ser. 2005 B, (LOC: National City Bank), 3.63%, due 11/1/07		A-1	400	µß
7,725	Indiana Hsg. & CDA Single Family Mtge Rev. (Putters), Ser. 2007-1847, (LOC: JP Morgan Chase), 3.55%, due 11/1/07	VMIG1		7,725	µ
2,400	Indiana St. Dev. Fin. Au. IDR (TTP, Inc. Proj.), Ser. 2001, (LOC: LaSalle National Bank), 3.55%, due 11/1/07		A-1+	2,400	µß
1,178	La Porte Co. Econ. Dev. Rev. (Pedcor Investments-Woodland Crossing Apt.), Ser. 1994, (LOC: Federal Home Loan Bank), 3.56%, due 11/1/07	VMIG1		1,178	µß
4,800	Noblesville Econ. Dev. Rev. (Greystone Apts. Proj.), Ser. 2006 A, (LOC: LaSalle National Bank), 3.54%, due 11/1/07		A-1+	4,800	µß
2,500	Northern Wells Comm. Sch. Tax Anticipation Warrants, Ser. 2007, 3.70%, due 12/31/07			2,500
				65,160
Iowa (0.3%)
900	Iowa Higher Ed. Loan Au. Rev. (Loras College), Ser. 2007 E, (LOC: LaSalle National Bank), 4.50%, due 5/20/08		SP-1+	903	ß
1,250	Iowa Higher Ed. Loan Au. Rev. (Morningside College), Ser. 2007 F, (LOC: U.S. Bank), 4.50%, due 5/20/08		SP-1+	1,255	ß
				2,158

See Notes to Schedule of Investments 39

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Kentucky (3.3%)
$3,285	Boone Co. Ind. Bldg. Rev. (Bonfiglioli USA, Inc. Proj.), Ser. 2006, (LOC: Fifth Third Bank), 3.54%, due 11/2/07			$3,285	µß
11,975	Deutsche Bank Spears/Lifers Trust Var. St., Ser. 2007-347, (MBIA Insured), 3.50%, due 11/1/07		A-1+	11,975	µo
1,610	Georgetown Ind. Bldg. Rev. (Georgetown College Proj.), Ser. 2006, (LOC: Fifth Third Bank), 3.45%, due 11/2/07	VMIG1		1,610	µß
670	Jefferson Co. Retirement Home Rev. (Nazareth Library Proj.), Ser. 1999, (LOC: Fifth Third Bank), 3.47%, due 11/2/07			670	µß
3,000	Kentucky Econ. Dev. Fin. Au. Ind. Bldg. Rev. (Republic Svcs., Inc. Proj.), Ser. 2001, (LOC: Bank of America), 3.55%, due 11/1/07		A-1+	3,000	µ
2,000	Kentucky Econ. Dev. Fin. Au. Ind. Bldg. Rev. (Republic Svcs., Inc. Proj.), Ser. 2003, (LOC: Bank One), 3.55%, due 11/1/07		A-1+	2,000	µß
4,995	Kentucky Hsg. Corp. Hsg. Rev., Ser. 2006-3478, (LOC: Merrill Lynch Capital Markets), 3.61%, due 11/1/07		A-1+	4,995	µ
1,450	Ohio Co. Solid Waste Disp. Rev. (Waste Management LLC Proj.), Ser. 2003, (LOC: Wachovia Bank & Trust Co.), 3.52%, due 11/1/07		A-1+	1,450	µß
				28,985
Louisiana (2.4%)
7,000	Ascension Parish Rev. (BASF Corp. Proj.), Ser. 1997, 3.69%, due 11/1/07	P-1		7,000	µß
6,000	Ascension Parish Rev. (BASF Corp. Proj.), Ser. 1998, 3.69%, due 11/1/07	P-1		6,000	µß
5,000	Louisiana Local Gov't. Env. Facs. & CDA Rev. (Mid South Extrusion, Inc. Proj.), Ser. 2006, (LOC: Regions Bank), 3.52%, due 11/1/07		A-1	5,000	µß
2,000	Louisiana Local Gov't. Env. Facs. & Comm. Dev. Rev. (SRL Holdings LLC Proj.), Ser. 2007, (LOC: Branch Banking & Trust Co.), 3.58%, due 11/1/07			2,000	µß
1,000	Louisiana St. Gas & Fuels Tax Rev., Ser. 2006-7021, (FGIC Insured), 3.51%, due 11/1/07	VMIG1		1,000	µl
				21,000
Maine (0.9%)
8,000	Maine St. Hsg. Au. Mtge. Purchase Bonds, Ser. 2007 F, 3.85%, due 11/15/34 Putable 9/22/08	VMIG1	A-1+	8,000
Maryland (0.3%)
2,380	Maryland St. Comm. Dev. Admin. Dept. Hsg. & Comm. Dev. Residential, Ser. 2006 R, 3.64%, due 12/14/07	MIG1		2,380
Massachusetts (3.4%)
6,000	Fall River G.O. BANS, Ser. 2007 A, 4.10%, due 1/30/08	MIG1	SP-1	6,005
10,000	Massachusetts Bay Trans. Au. Sales Tax Rev. (Floaters), Ser. 2006-3526, (LOC: Dexia Credit Locale de France), 3.49%, due 11/1/07		A-1+	10,000	µ
12,115	Massachusetts St. HFA (Floaters), Ser. 2007-2071, (LOC: Morgan Stanley), 3.55%, due 11/1/07			12,115	µ
125	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Sherrill House), Ser. 2002 A-1, (LOC: Sovereign Bank), 3.45%, due 11/1/07		A-1+	125	µßm
1,000	Massachusetts St. Turnpike Au. Metro. Hwy. Sys. Rev. (Floaters), Ser. 2000, (MBIA Insured), 3.49%, due 11/1/07	VMIG1		1,000	µy
				29,245
Michigan (4.0%)
10,000	ABN Amro Munitops Cert. Trust, Ser. 2002-35, (FSA Insured), 3.49%, due 11/1/07	VMIG1		10,000	µa
1,600	Eastern Michigan Univ. Rev., Ser. 2001, (FGIC Insured), 3.58%, due 11/1/07		A-1+	1,600	µp
9,630	Kent Co. Arpt. Rev. G.O. (Merlots), Ser. 2007-D28, (LOC: Wachovia Bank & Trust Co.), 3.34%, due 11/7/07		A-1+	9,630	µ

See Notes to Schedule of Investments 40

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
$1,370	Michigan St. Hosp. Fin. Au. Rev., Ser. 2006, (LOC: Citibank, N.A.), 3.51%, due 11/1/07	VMIG1		$1,370	µ
1,000	Michigan St. Hsg. Dev. Au. Ltd. Oblig. Rev. (JAS Non-Profit Hsg. Corp. IV), Ser. 2000, (LOC: Bank One Michigan), 3.50%, due 11/1/07		A-1+	1,000	µß
1,900	Michigan St. Job. Dev. Au. IDR (Kentwood Residence Assoc. Proj.), Ser. 1984, (LOC: Wells Fargo & Co.), 3.85%, due 11/1/07		A-1+	1,900	µ
2,500	Michigan St. Strategic Fund Ltd. Oblig. Rev. (Behr Sys., Inc. Proj.), Ser. 2001, (LOC: National City Bank), 3.56%, due 11/1/07			2,500	µß
400	Michigan St. Strategic Fund Ltd. Oblig. Rev. (Ultra Aluminum Mfg. Inc., Proj.), Ser. 2003, (LOC: Fifth Third Bank), 3.54%, due 11/2/07			400	µ
6,770	Muni. Sec. Trust Cert. G.O., Ser. 2003-9054, (LOC: Bear Stearns), 3.50%, due 11/1/07		A-1	6,770	ñµ
				35,170
Minnesota (0.9%)
6,595	Dakota Co. Comm. Dev. Agcy. Multi-Family Hsg. Rev. (Brentwood Hills Apts. Proj.), Ser. 2003 A, (LOC: LaSalle National Bank), 3.68%, due 11/1/07	VMIG1		6,595	µß
1,400	Plymouth Multi-Family Hsg. Ref. Rev. (At the Lake Apts. Proj.), Ser. 2004, (LOC: Freddie Mac), 3.53%, due 11/1/07	VMIG1		1,400	µß
				7,995
Mississippi (1.3%)
10,960	Mississippi Home Corp. Single Family Mtge. Rev. (Merlots), Ser. 2007 C60, (LOC: Government National Mortgage Association), 3.39%, due 11/7/07	VMIG1		10,960	µd
Missouri (2.6%)
4,000	Missouri Higher Ed. Loan Au. Std. Loan Rev., Ser. 2005 E, (MBIA Insured), 3.53%, due 11/1/07	VMIG1	A-1	4,000	µn
800	Missouri St. Dev. Fin. Board Infrastructure Fac. Rev. (St. Louis Convention Ctr.), Ser. 2000 C, (LOC: U.S. Bank), 3.63%, due 11/1/07		A-1+	800	µ
1,435	Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (Drury College), Ser. 1999, (LOC: Bank of America), 3.63%, due 11/1/07	VMIG1		1,435	µß
200	Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (St. Louis Univ.), Ser. 1999 B, (LOC: Bank of America), 3.61%, due 11/1/07	VMIG1	A-1+	200	µß
4,520	Missouri St. Hsg. Dev. Commission Single Family Mtge. Rev. (Putters), Ser. 2006-1514, (LOC: Government National Mortgage Association), 3.55%, due 11/1/07		A-1+	4,520	µs
11,640	Puttable Floating Option Tax Exempt Receipts (Floaters), Ser. 2007-4085, (FSA Insured), 3.55%, due 11/1/07			11,640	µp
				22,595
Nevada (2.0%)
9,365	Muni. Sec. Trust Cert. G.O. (Clark Co. Passenger Fac.), Ser. 2007-321, Class A, (AMBAC Insured), 3.55%, due 11/1/07	VMIG1		9,365	ñµh
4,580	Nevada Hsg. Div. Multi-Unit Hsg. (Mesquite), Ser. 1996 B, (LOC: U.S. Bank), 3.34%, due 11/7/07	VMIG1		4,580	µ
3,500	Nevada Hsg. Div. Multi-Unit Hsg. (Sierra Port), Ser. 2005, (LOC: Fannie Mae), 3.50%, due 11/1/07		A-1+	3,500	µß
				17,445
New Hampshire (2.4%)
1,800	Cheshire Co. G.O. TANS, Ser. 2007, 3.75%, due 12/27/07			1,800
1,160	Manchester Hsg. Au. Multi-Family Rev. (Wall Street Tower), Ser. 1990 B, (LOC: PNC Bank), 3.50%, due 11/1/07		A-1	1,160	µ
2,000	Merrimack Co. G.O. TANS, Ser. 2007, 4.25%, due 12/28/07			2,002

See Notes to Schedule of Investments 41

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
$5,000	New Hampshire Hlth. & Ed. Fac. Au. Rev. (Kimball Union Academy), Ser. 2007, (LOC: RBS Citizens N.A.), 3.50%, due 11/1/07	VMIG1		$5,000	µ
4,200	New Hampshire St. Bus. Fin. Au. Rev. (Taylor Home), Ser. 2005 B, (LOC: TD Banknorth N.A.), 3.47%, due 11/1/07	VMIG1		4,200	µß
3,000	New Hampshire St. Hsg. Fin. Au. Multi-Family Rev. (Floaters), Ser. 2006-3438, (LOC: Merrill Lynch Capital Markets), 3.61%, due 11/1/07	VMIG1		3,000	µ
3,600	Strafford Co. G.O. TANS, Ser. 2007, 3.75%, due 12/31/07			3,600
				20,762
New Mexico (0.5%)
2,800	ABN Amro Munitops Cert. Trust, Ser. 2005-42, (AMBAC Insured), 3.50%, due 11/1/07			2,800	ñµa
1,900	Farmington PCR Ref. (Arizona Pub. Svc. Co.), Ser. 1994 A, (LOC: Barclays Bank PLC), 3.59%, due 11/1/07	VMIG1	A-1+	1,900	µß
				4,700
New York (4.6%)
7,000	Jamestown City Sch. Dist. G.O. BANS, Ser. 2007, 3.75%, due 5/22/08			7,001
16,100	New York City IDA Spec. Fac. Rev. (Korean Air Lines Co.), Ser. 1997 B, (LOC: HSBC Bank U.S.A. N.A.), 3.28%, due 11/7/07	VMIG1	A-1+	16,100	µß
9,000	New York St. Dorm. Au. Rev. Secondary Issues (Floaters), Ser. 2006-1370, (FHA Insured), 3.47%, due 11/1/07		A-1	9,000	µx
6,000	Port Au. New York & New Jersey (Putters), Ser. 2007-2092, (FSA Insured), 3.47%, due 11/1/07		A-1+	6,000	µs
10	Utica IDA Civic Fac. Rev. (Utica College Proj.), Ser. 2005 A, (LOC: Citizens Bank), 3.45%, due 11/1/07	VMIG1		10	µß
1,700	Watervliet Hsg. Au. Sr. Residential Hsg. Rev. (Beltrone Living Ctr. Proj.), Ser. 1998 A, 6.13%, due 6/1/38 Pre-Refunded 6/1/08			1,773	ß
				39,884
North Carolina (1.4%)
2,800	North Carolina Cap. Fac. Fin. Agcy. Rev. (Eagle), Ser. 2006-0139, Class A, (LOC: Citibank, N.A.), 3.52%, due 11/1/07		A-1+	2,800	µ
9,190	North Carolina HFA Rev. (Merlots), Ser. 2006 B12, (LOC: Wachovia Bank & Trust Co.), 3.39%, due 11/7/07	VMIG1		9,190	µ
				11,990
Ohio (2.5%)
3,855	Hamilton Co. Hlth. Care Fac. Rev. (Sisters of Charity Sr. Care), Ser. 2002, (LOC: Fifth Third Bank), 3.49%, due 11/1/07			3,855	µß
3,000	Marysville G.O. BANS, Ser. 2007, 4.13%, due 6/5/08	MIG1		3,008
5,000	Ohio St. Higher Ed. Cap. Fac., Ser. 2002 II A, 5.00%, due 12/1/07			5,005
2,325	Ohio St. Wtr. Dev. Au. Rev. (Floaters), Ser. 2005-1118, (LOC: Rabobank Nederland), 3.50%, due 11/1/07		A-1+	2,325	µ
2,000	Univ. of Cincinnati Gen. Receipts Bonds BANS, Ser. 2007 C, 4.50%, due 1/24/08	MIG1	SP-1+	2,004
3,850	Warrensville Heights G.O. BANS (Var. Purp. Imp.), Ser. 2007, 4.05%, due 5/30/08			3,855
2,132	Wood Co. IDR (Reclamation Technologies), Ser. 2006, (LOC: National City Bank), 3.56%, due 11/1/07			2,132	µß
				22,184
Oklahoma (1.7%)
15,000	Tulsa Co. Ind. Au. Cap. Imp. Rev., Ser. 2003 A, (LOC: Bank of America), 3.70%, due 5/15/17 Putable 11/15/07		A-1+	15,000	µ

See Notes to Schedule of Investments 42

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Pennsylvania (2.4%)
$900	Berks Co. Ind. Dev. Au. Rev. (Mfg. Facs. RAM Ind. Proj.), Ser. 1996, (LOC: PNC Bank), 3.36%, due 11/7/07			$900	µß
2,385	Bradford Co. Ind. Dev. Au. Rev. (Econ. Dev. Towanda Print), Ser. 2001, (LOC: PNC Bank), 3.56%, due 11/1/07			2,385	µß
2,700	Cumberland Co. Muni. Au. Rev. (Presbyterian Homes Proj.), Ser. 2005 B, (Radian Insured), 3.65%, due 12/1/26 Putable 12/1/07		A-1+	2,700	µßii
1,765	Lackawanna Co. Ind. Dev. Au. Rev. (Material Technology Proj.), Ser. 2006, (LOC: Wachovia Bank & Trust Co.), 3.60%, due 11/1/07			1,765	µß
1,905	Northampton Co. Ind. Dev. Au. IDR (Losco Family Properties LLC Proj.), Ser. 2005, (LOC: Wachovia Bank & Trust Co.), 3.60%, due 11/1/07			1,905	µß
300	Pennsylvania Econ. Dev. Fin. Au. Econ. Dev. Rev., Ser. 2000 B7, (LOC: PNC Bank), 3.52%, due 11/1/07	VMIG1		300	µß
800	Pennsylvania Econ. Dev. Fin. Au. Econ. Dev. Rev., Ser. 2000 H7, (LOC: PNC Bank), 3.52%, due 11/1/07		A-1	800	µß
4,600	Pennsylvania Econ. Dev. Fin. Au. Econ. Dev. Rev., Ser. 2002 B5, (LOC: PNC Bank), 3.52%, due 11/1/07		A-1	4,600	µß
1,150	Pennsylvania Econ. Dev. Fin. Au. Econ. Dev. Rev., Ser. 2006 A2, (LOC: PNC Bank), 3.52%, due 11/1/07		A-1	1,150	µß
800	Pennsylvania Econ. Dev. Fin. Au. Econ. Dev. Rev. (North American Communication Proj.), Ser. 2004 A1, (LOC: PNC Bank), 3.52%, due 11/1/07		A-1	800	µß
3,900	West Cornwall Township Muni. Au. Rev. (Sr. Living Fac.-Lebanon Valley), Ser. 2006, (LOC: PNC Bank), 3.47%, due 11/1/07		A-1	3,900	µß
				21,205
Puerto Rico (3.6%)
7,230	Deutsche Bank Spears/Lifers Trust Var. St., Ser. 2007, (MBIA Insured), 3.45%, due 11/1/07			7,230	µo
11,000	Puerto Rico Elec. Pwr. Au. Pwr. Rev. (Putters), Ser. 2005-815, (FSA Insured), 3.45%, due 11/1/07		A-1+	11,000	µs
4,105	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Floater Cert.), Ser. 2000-377, (LOC: Morgan Stanley), 3.47%, due 11/1/07	VMIG1		4,105	µß
9,400	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. (Floaters), Ser. 2007-2006-1990, (LOC: Morgan Stanley), 3.50%, due 11/1/07		A-1+	9,400	µ
				31,735
Rhode Island (1.2%)
5,000	Rhode Island Hsg. & Mtge. Fin. Corp. (Floaters), Ser. 2006-1428R, (LOC: Merrill Lynch Capital Markets), 3.61%, due 11/1/07		A-1	5,000	µ
5,750	Rhode Island Hsg. & Mtge. Fin. Corp. (Floaters), Ser. 2007-1591, (FGIC Insured), 3.55%, due 11/1/07		A-1+	5,750	µy
				10,750
South Carolina (0.7%)
4,000	Jasper Co. Rev. BANS, Ser. 2007, 3.85%, due 7/1/08			4,000
2,000	South Carolina Jobs Econ. Dev. Au. Econ. Dev. Rev. (Bondtax, Inc. Proj.), Ser. 2007, (LOC: Branch Banking & Trust Co.), 3.58%, due 11/1/07			2,000	µ
				6,000
Tennessee (2.2%)
930	Franklin Co. Hlth. & Ed. Fac. Board Rev. (Univ. of the South Proj.), Ser. 1990, 3.65%, due 11/1/07		A-1	930	µß
7,995	Muni. Sec. Trust Cert., Ser. 2007-3052, Class A, (LOC: Bear Stearns), 3.55%, due 11/1/07	VMIG1		7,995	ñµ

See Notes to Schedule of Investments 43

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
$7,000	Sevier Co. Pub. Bldg. Au. Rev. (Loc. Gov't. Pub. Imp.), Ser. 2001, (AMBAC Insured), 3.65%, due 11/1/07	VMIG1		$7,000	µp
2,890	Shelby Co. Hlth. Ed. & Hsg. Fac. Board Multi-Family Hsg. Rev. (Flag Manor), Ser. 1995, (LOC: Federal Home Loan Bank), 3.53%, due 11/1/07	VMIG1		2,890	µ
				18,815
Texas (9.3%)
2,800	Austin Arpt. Sys. Rev., Ser. 1995 A, (LOC: JP Morgan Chase), 3.32%, due 11/7/07	P-1	A-1+	2,800	µ
1,800	Brazoria Co. Hlth. Fac. Dev. Corp. Hosp. Rev. (Brazosport Mem. Hosp.), Ser. 1999, (LOC: Chase Bank of Texas), 3.50%, due 11/1/07	VMIG1		1,800	µß
15,000	Brazos River Harbor Navigation Dist. of Brazoria Co. Rev. (BASF Corp. Proj.), Ser. 1997, 3.69%, due 11/1/07	P-1		15,000	µß
1,200	Calhoun Co. Navigation Ind. Dev. Au. Port Rev. (Formosa Plastics Corp. Proj.), Ser. 1994, (LOC: Bank of America), 3.32%, due 11/7/07	VMIG1		1,200	µß
1,200	Dallas Fort Worth Int'l Arpt. Rev. (Putters), Ser. 2004-385, (FGIC Insured), 3.55%, due 11/1/07	VMIG1	A-1+	1,200	µs
1,300	Dallas Fort Worth Reg. Arpt. Rev. (Muni. Sec. Trust Receipts), Ser. 1997 SGA 49, (MBIA Insured), 3.63%, due 11/1/07		A-1+	1,300	µcc
2,800	Denton Independent Sch. Dist. G.O., Ser. 1996 B, (PSF Insured), 3.75%, due 8/15/08		A-1+	2,800	µmm
13,535	Deutsche Bank Spears/Lifers Trust Var. St., Ser. 2007-291, (FGIC Insured), 3.50%, due 11/1/07		A-1+	13,535	µo
8,185	El Paso Hsg. Fin. Corp. Multi-Family Hsg. Rev. (Viva Apts. Proj.), Ser. 1993, (LOC: Bank of America), 3.31%, due 11/7/07		A-1+	8,185	µß
100	Gulf Coast Waste Disp. Au. Env. Fac. Rev. (BP Amoco Chemical Co. Proj.), Ser. 2003, 3.64%, due 11/1/07	VMIG1	A-1+	100	µß
1,800	Gulf Coast Waste Disp. Au. Rev. Ref. (Armco, Inc. Proj.), Ser. 1998, (LOC: PNC Bank), 3.46%, due 11/1/07			1,800	µß
1,000	Houston Arpt. Sys. Rev. (Floaters), Ser. 2006-1382X, (FGIC Insured), 3.53%, due 11/1/07	VMIG1		1,000	µy
4,000	Northside G.O. Independent Sch. Dist. Ref., Ser. 2006 A, (PSF Insured), 3.75%, due 8/1/33 Putable 8/1/08	VMIG1		4,000	µp
700	San Antonio Arpt. Sys. Rev. Spec. Fac. (Cessna Aircraft), Ser. 1995, (LOC: Bank of America), 3.53%, due 11/1/07		A-1+	700	µß
10,435	San Antonio Hsg. Trust Fin. Corp. Single Family Mtge. Rev., Ser. 2007-10229, (LOC: Government National Mortgage Association), 3.59%, due 11/1/07	VMIG1		10,435	µl
1,500	Texas Muni. Gas Acquisition & Supply Corp. I Gas Supply Rev. Sr. Lien, Ser. 2006 A, 5.00%, due 12/15/07			1,503
7,925	Texas St. Affordable Hsg. Corp. Single Family Mtge. Rev. (Merlots), Ser. 2007-C62, (LOC: Federal Home Loan Mtge. Corp.), 3.39%, due 11/7/07	VMIG1		7,925	µd
5,770	Victory Street Pub. Fac. Corp. Multi-Family Rev., Ser. 2007-832CE, (LOC: Citigroup Global Markets), 3.63%, due 11/1/07	VMIG1		5,770	µ
				81,053
Utah (0.5%)
1,810	Utah St. HFA Rev. (Merlots), Ser. 2001 A14, (LOC: Wachovia Bank & Trust Co.), 3.39%, due 11/7/07	VMIG1		1,810	µ
2,290	Utah St. HFA Rev. (Merlots), Ser. 2001 A62, (LOC: Wachovia Bank & Trust Co.), 3.39%, due 11/7/07	VMIG1		2,290	µ
				4,100
Vermont (1.2%)
3,300	Vermont Ed. & Hlth. Bldg. Fin. Agcy. Rev. (Middlebury College Proj.), Ser. 2002 B, 3.58%, due 11/1/32 Putable 11/1/07			3,300	µ
7,000	Vermont HFA Multi. Purp. Notes, Ser. 2007 D, (LOC: Calyon Bank), 3.85%, due 9/25/08			7,000
				10,300

See Notes to Schedule of Investments 44

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Virginia (1.7%)
$2,585	Tazewell Co. Ind. Dev. Au. Rev. (Jennmar Corp., Inc.), Ser. 2007, (LOC: PNC Bank), 3.56%, due 11/1/07			$2,585	µß
6,285	Virginia St. Hsg. Dev. Au. Commonwealth Mtge. (Merlots), Ser. 2006 B20, (LOC: Wachovia Bank & Trust Co.), 3.39%, due 11/7/07		A-1+	6,285	µ
5,700	Virginia St. Hsg. Dev. Au. Commonwealth Mtge. (Merlots), Ser. 2006 C07, (LOC: Bank of New York), 3.39%, due 11/7/07		A-1+	5,700	µ
				14,570
Washington (6.8%)
1	King Co. Swr. Rev. (Floaters), Ser. 2005-1091, (FSA Insured), 3.50%, due 11/1/07			1	µy
12,330	NJB Prop. Lease Rev., Ser. 2007-9152, (LOC: Citigroup Global Markets), 3.51%, due 11/1/07		A-1+	12,330	µ
4,000	Washington St. G.O. (Merlots), Ser. 2003 B23, (MBIA Insured), 3.34%, due 11/7/07	VMIG1		4,000	µii
9,870	Washington St. Hsg. Fin. Commission, Ser. 2007-11203, (LOC: Government National Mortgage Association), 3.59%, due 11/1/07	VMIG1		9,870	µk
3,000	Washington St. Hsg. Fin. Commission Multi-Family Hsg. Rev. (Lake City Sr. Apts. Proj.), Ser. 2006 A, (LOC: Freddie Mac), 3.51%, due 11/1/07		A-1+	3,000	µß
6,130	Washington St. Hsg. Fin. Commission Multi-Family Mtge. Rev. (Canyon Lakes II Proj.), Ser. 1994, (LOC: Wells Fargo & Co.), 3.50%, due 11/1/07	VMIG1		6,130	µß
1,300	Washington St. Hsg. Fin. Commission Multi-Family Mtge. Rev. (Wandering Creek Proj.), Ser. 1995, (LOC: Freddie Mac), 3.31%, due 11/7/07	VMIG1		1,300	µß
2,325	Washington St. Hsg. Fin. Commission Multi-Family Rev. (Auburn Meadows Proj.), Ser. 2003 A, (LOC: Wells Fargo & Co.), 3.60%, due 11/1/07		A-1+	2,325	µ
5,775	Washington St. Hsg. Fin. Commission Multi-Family Rev. (Rosemont Apts. Proj.), Ser. 2003 A, (LOC: Umpqua Bank), 3.60%, due 11/1/07		A-1	5,775	µße
7,340	Washington St. Hsg. Fin. Commission Multi-Family Rev. (Silver Creek Retirement), Ser. 2004 A, (LOC: Wells Fargo & Co.), 3.60%, due 11/1/07	VMIG1		7,340	µß
6,400	Washington St. Hsg. Fin. Commission Multi-Family Rev. (Woodland Retirement Proj.), Ser. 2003 A, (LOC: Wells Fargo & Co.), 3.60%, due 11/1/07		A-1+	6,400	µß
700	Washington St. Hsg. Fin. Commission Non-Profit Rev. (Tacoma Art Museum Proj.), Ser. 2002, (LOC: Northern Trust Co.), 3.63%, due 11/1/07	VMIG1		700	µß
				59,171
Wisconsin (1.7%)
1,210	Germantown Ind. Rev. (Great Lakes Packaging Corp.), Ser. 1996, (LOC: Marshall & Ilsley), 3.55%, due 11/1/07		A-1	1,210	µß
3,100	Menomonee Falls Sch. Dist. BANS, Ser. 2007 A, 4.46%, due 12/1/07	MIG1		3,102
4,000	Muni. Sec. Trust Cert., Ser. 2007-7063, Class A, (LOC: Bear Stearns), 3.55%, due 11/1/07	VMIG1		4,000	ñµ
2,925	Wisconsin Sch. Dist. Cash Flow Management Prog. Cert. Participation, Ser. 2006 B, 4.25%, due 11/1/07	MIG1		2,925
3,895	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (St. Joseph's Comm. Hosp. Proj.), Ser. 2005, (LOC: Marshall & Ilsley), 3.47%, due 11/1/07		A-1	3,895	µß
				15,132
Total Municipal Notes				854,573

See Notes to Schedule of Investments 45

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§	VALUE††
(000's omitted)			(000's omitted)
Asset-Backed Securities (1.1%)
$ 9,919	FHLMC Multi-Family Certs., Ser. M010, Class A, 4.04%, due 11/15/07		$9,919	µ
Total Investments (99.2%)			864,492
	Cash, receivables and other assets, less liabilities (0.8%)		7,016
Total Net Assets (100.0%)			$871,508

See Notes to Schedule of Investments 46

Schedule of Investments Lehman Brothers Municipal Securities Trust

PRINCIPAL AMOUNT	SECURITY@@	RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
Alabama (3.7%)
$1,000	Jefferson Co. Cap. Imp. & Ref. Warrants, Ser. 2003-A, (MBIA Insured), 5.00%, due 4/1/18	Aaa	AAA	$1,039
Alaska (3.0%)
795	Alaska St. Int'l Arpts. Ref. Rev., Ser. 2006 A, (MBIA Insured), 5.00%, due 10/1/17	Aaa	AAA	841
California (9.6%)
500	California St. Econ. Rec. G.O., Ser. 2004 A, (MBIA Insured), 5.25%, due 7/1/13	Aaa	AAA	543
1,000	California St. Pub. Works Board Lease Rev. Dept. of Mental Hlth. (Coalinga St. Hosp.), Ser. 2004 A, 5.50%, due 6/1/21	A2	A	1,069
1,000	Sacramento Muni. Util. Dist. Fin. Au. Rev. (Cosumnes Proj.), Ser. 2006, (MBIA Insured), 5.00%, due 7/1/20	Aaa	AAA	1,061
				2,673
Colorado (3.8%)
1,000	Larimer Co. Sales & Use Tax Rev., Ser. 2000, (AMBAC Insured), 5.75%, due 12/15/15	Aaa	AAA	1,068
Georgia (3.8%)
1,000	George L. Smith II World Congress Center Au. Rev. (Domed Stadium Proj.), Ser. 2000, (MBIA Insured), 5.75%, due 7/1/15	Aaa	AAA	1,055
Illinois (10.9%)
1,000	Chicago O'Hare Int'l. Arpt. Gen. Arpt. Third Lien Ref. Rev., Ser. 2005 B, (MBIA Insured), 5.25%, due 1/1/17	Aaa	AAA	1,094
1,000	Lake Co. Sch. Dist. No. 109 Deerfield Ref. G.O., Ser. 1999 C, 5.00%, due 12/15/14	Aa2		1,074
800	Will & Kendall Cos. Plainfield Comm. Cons. Sch. Dist. Number 202 Sch. Bldg. G.O., Ser. 2001, (FSA Insured), 5.38%, due 1/1/13 Pre-Refunded 1/1/12	Aaa	AAA	856
				3,024
Indiana (3.7%)
1,000	Indiana St. Office Bldg. Commission Fac. Ref. Rev., Ser. 1998 A, 5.13%, due 7/1/14	Aa2	AA	1,020
Louisiana (3.8%)
1,000	Louisiana St. Citizens Prop. Insurance Corp. Assessment Rev., Ser. 2006 B, (AMBAC Insured), 5.00%, due 6/1/18	Aaa	AAA	1,065
Massachusetts (1.9%)
500	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Berklee College), Ser. 2007 A, 5.00%, due 10/1/15	A2	A+	536	ß
Michigan (2.9%)
750	Detroit Wayne Co. Sch. Dist. Sch. Bldg. & Site Imp. Ref. G.O., Ser. 1998 C, (FGIC Insured), 5.25%, due 5/1/13	Aaa	AAA	807

See Notes to Schedule of Investments 47

PRINCIPAL AMOUNT	SECURITY@@	RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
Missouri (6.6%)
$500	Curators Univ. Sys. Fac. Rev., Ser. 2003 A, 5.00%, due 11/1/31 Pre-Refunded 11/3/13	Aa2	AA	$537
200	Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (The Washington Univ.), Ser. 1996 A, (LOC: Morgan Guaranty Trust), 3.59%, due 11/1/07	VMIG1	A-1+	200	µ
1,000	Springfield Sch. Dist. Number R-12, Ref. G.O., Ser. 2002 A, (FSA Insured), 5.50%, due 3/1/13	Aaa	AAA	1,089
				1,826
New Jersey (10.0%)
1,000	New Jersey Econ. Dev. Au. St. Lease Rev. (Liberty St. Park Proj.), Ser. 2005 B, (MBIA Insured), 5.00%, due 3/1/17	Aaa	AAA	1,068
575	New Jersey Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 1999 A, 5.63%, due 6/15/13	A1	AA-	627
1,000	New Jersey Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006 A, 5.25%, due 12/15/19	A1	AA-	1,100
				2,795
New York (9.6%)
800	Battery Park City Au. Sr. Rev., Ser. 2003 A, 5.25%, due 11/1/22	Aaa	AAA	858
500	Buffalo & Ft. Erie Pub. Bridge Au. Toll Bridge Sys. Ref. Rev., Ser. 2005, (LOC: Bank of Nova Scotia), 4.00%, due 1/1/25 Putable 7/1/10	Aa1	AA-	500	µ
250	New York City IDA Spec. Fac. Rev. (Term. One Group Assoc., L.P. Proj.), Ser. 2005, 5.50%, due 1/1/16	A3	BBB+	270	ß
500	New York St. Env. Fac. Corp. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2004 A, 4.45%, due 7/1/17 Putable 7/1/09		BBB	501	ß
500	New York St. Urban Dev. Corp. Ref. Rev. (Correctional Facs.), Ser. 1994 A, (FSA Insured), 5.50%, due 1/1/14	Aaa	AAA	535
				2,664
Oklahoma (0.4%)
100	Oklahoma St. Ind. Au. Rev. (Integris Baptist), Ser. 1999 B, (MBIA Insured), 3.58%, due 11/1/07	VMIG1	A-1+	100	µßs
South Carolina (1.9%)
500	South Carolina St. Budget & Ctrl. Board St. Fac. Installment Purchase Rev. (Dept. of Pub. Safety Proj.), Ser. 2003, 4.50%, due 1/1/11	Aa2	AA	515
Tennessee (3.8%)
1,000	Tennessee Energy Acquisition Corp. Gas Rev., Ser. 2006 A, 5.25%, due 9/1/17	Aa3	AA-	1,050
Texas (15.2%)
1,000	Brazosport Independent Sch. Dist. Ref. G.O., Ser. 2005, (PSF Insured), 5.00%, due 2/15/15	Aaa		1,066
1,000	Grapevine Combination Tax & Tax Increment Reinvestment Zone Rev. Cert. of Oblig. G.O., Ser. 2000, (FGIC Insured), 5.63%, due 8/15/15	Aaa	AAA	1,055
1,045	San Antonio Passenger Fac. Charge & Sub. Lien Arpt. Sys. Imp. Rev., Ser. 2005, (FSA Insured), 5.25%, due 7/1/12	Aaa	AAA	1,108
1,000	Texas Muni. Gas Acquisition & Supply Corp. I Gas Supply Rev., Ser. 2006 B, 4.37%, due 12/15/07	A1	A+	1,000	µ
				4,229

See Notes to Schedule of Investments 48

PRINCIPAL AMOUNT	SECURITY@@	RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
Wisconsin (3.8%)
$ 1,000	Wisconsin St. G.O., Ser. 2002 C, (MBIA Insured), 5.25%, due 5/1/14 Pre-Refunded 5/1/12	Aaa	AAA	$1,070
Total Investments (98.4%) (Cost $27,145)				27,377 ##
	Cash, receivables and other assets, less liabilities (1.6%)			451
Total Net Assets (100.0%)				$27,828

See Notes to Schedule of Investments 49

Schedule of Investments Lehman Brothers New York Municipal Money Fund

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
New York (85.5%)
$8,870	ABN Amro Munitops Cert. Trust, Ser. 2006, (FSA Insured), 3.52%, due 11/1/07	VMIG1		$8,870	ñµa
6,710	ABN Amro Munitops Cert. Trust, Ser. 2006, (LOC: ABN AMRO Bank NV), 3.48%, due 11/1/07	VMIG1		6,710	ñµ
8,330	ABN Amro Munitops Cert. Trust, Ser. 2006, (XLCA Insured), 3.48%, due 11/1/07	VMIG1		8,330	ñµa
4,650	Albany IDA Civic Fac. Rev. (Albany Med. Ctr. Proj.), Ser. 2006 A, (LOC: Citizens Bank), 3.44%, due 11/1/07	VMIG1		4,650	µß
3,800	Albany IDA Civic Fac. Rev. (Research Foundation of the St. Univ. of New York Proj.), Ser. 2002 A, 3.55%, due 11/1/07	VMIG1		3,800	µß
3,310	Albany IDA Civic Fac. Rev. (Univ. of Albany Foundation Std. Hsg.), Ser. 2001 A, (AMBAC Insured), 3.47%, due 11/1/07		A-1	3,310	µßu
1,970	Albany IDA Civic Fac. Rev. (Univ. of Albany Foundation Std. Hsg.), Ser. 2001 D, (AMBAC Insured), 3.47%, due 11/1/07		A-1	1,970	µßu
1,650	Allegany Co. IDA Env. Fac. Ref. Rev. (Atlantic Richfield Proj.), Ser. 2002, (LOC: BP PLC), 3.57%, due 11/1/07	VMIG1	A-1+	1,650	µß
975	Auburn Ind. Dev. Au. IDR (Goulds Pumps, Inc. Proj.), Ser. 1989, (LOC: Deutsche Bank), 3.58%, due 11/7/07			975	µ
9,875	Austin Trust Var. St., Ser. 2007-1017, (LOC: Bank of America), 3.52%, due 11/1/07		A-1+	9,875	µ
5,300	Austin Trust Var. St., Ser. 2007-160, (LOC: Bank of America), 3.47%, due 11/1/07		A-1+	5,300	µ
1,970	Battery Park City Au. Rev., Ser. 2003, (LOC: Merrill Lynch Capital Markets), 3.52%, due 11/1/07			1,970	µ
7,940	BB&T Muni. Trust (Floaters), Ser. 2007-2025, (LOC: Branch Banking & Trust Co.), 3.48%, due 11/1/07	VMIG1		7,940	µ
4,000	Board Cooperative Ed. Svc. Sole Supervisory Dist. RANS, Ser. 2007, 3.85%, due 6/20/08			4,001
9,500	Board Cooperative Ed. Svc. Sole Supervisory Dist. RANS, Ser. 2007 A, 3.85%, due 6/19/08			9,503
2,815	Broome Co. IDA IDR (Parlor City Paper Box Proj.), Ser. 2006, (LOC: NBT Bank N.A.), 3.51%, due 11/1/07			2,815	µßd
2,870	Clinton Co. IDA Civic Fac. Rev. (Champlain Valley Hosp. Proj.), Ser. 2006 A, (LOC: Key Bank), 3.44%, due 11/1/07	VMIG1		2,870	µß
4,700	Dunkirk G.O. BANS, Ser. 2007, 3.82%, due 9/11/08			4,701
3,725	Dutchess Co. IDA Civic Fac. Rev. (Lutheran Ctr.), Ser. 2005, (LOC: Key Bank), 3.47%, due 11/1/07	VMIG1		3,725	µß
10,490	Eclipse Funding Trust (Solar Eclipse-New York St. Dorm Au. Rev.), Ser. 2006-0148, (MBIA Insured), 3.63%, due 11/1/07		A-1+	10,490	µhh
1,900	Eclipse Funding Trust Var. St., Ser. 2006-0028, (AMBAC Insured), 3.45%, due 11/1/07			1,900	ñµhh
8,295	Enhanced Return Puttable Floating Option Tax Exempt Receipts Rev. (New York City TRANS), Ser. 2007, (LOC: Merrill Lynch Capital Markets), 3.52%, due 11/1/07			8,295	µ
4,181	Geneva G.O. BANS, Ser. 2007 B, 3.85%, due 5/22/08			4,182
8,560	Haverstraw Stony Point Central Sch. Dist. G.O. (Merlots), Ser. 2007 D, (FSA Insured), 3.34%, due 11/7/07	VMIG1		8,560	µii
12,345	Hempstead IDA IDR (Floater), Ser. 2007, (LOC: Goldman Sachs), 3.50%, due 11/1/07			12,345	µ
8,850	Hempstead Town IDA Multi-Family Rev., Ser. 2007-300, (LOC: Bank of America), 3.50%, due 11/1/07	VMIG1		8,850	µ
1,025	Herkimer Co. IDA Civic Fac. Rev. (Templeton Foundation Proj.), Ser. 2000, (LOC: Key Bank), 3.51%, due 11/1/07			1,025	µß
7,200	Hudson Yards Infrastructure Corp. Rev., Ser. 2007-1608, (FGIC Insured), 3.52%, due 11/1/07	VMIG1		7,200	µy
10,440	Hudson Yards Infrastructure Corp. Rev., Ser. 2007-9137, (FGIC Insured), 3.50%, due 11/1/07		A-1+	10,440	µl
6,500	Jamestown City Sch. Dist. G.O. BANS, Ser. 2007, 3.75%, due 5/22/08			6,501

See Notes to Schedule of Investments 50

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
$1,500	Liberty Dev. Corp. Rev., Ser. 2006, (LOC: Citibank, N.A.), 3.50%, due 11/1/07	VMIG1		$1,500	µ
5,050	Long Island Pwr. Au. Elec. Sys. Rev., Ser. 2003, (CIFG Insured), 3.47%, due 11/1/07			5,050	µx
2,400	Long Island Pwr. Au. Elec. Sys. Rev., Ser. 2006, (MBIA Insured), 3.50%, due 11/1/07	VMIG1		2,400	µk
2,000	Long Island Pwr. Au. Elec. Sys. Rev. (Floaters), Ser. 2007-1647, (MBIA Insured), 3.49%, due 11/1/07		A-1+	2,000	µy
7,000	Metro. Trans. Au. Dedicated Tax Fund, Ser. 2006 A, (MBIA Insured), 3.51%, due 11/1/07		A-1+	7,000	µk
7,000	Metro. Trans. Au. Rev., Ser. 2007 A, (FSA Insured), 3.49%, due 11/1/07		A-1	7,000	µo
8,620	Metro. Trans. Au. Rev. (Floaters), Ser. 2007-1942, (MBIA Insured), 3.49%, due 11/1/07	VMIG1		8,620	µy
5,110	Muni. Sec. Trust Cert., Ser. 2007 A, (FGIC Insured), 3.47%, due 11/1/07	VMIG1		5,110	µh
11,200	Muni. Sec. Trust Cert., Ser. 2007 A, (FHA Insured), 3.47%, due 11/1/07		A-1	11,200	ñµh
2,700	Muni. Sec. Trust Cert., Ser. 2001, (LOC: Bear Stearns), 3.57%, due 11/1/07	VMIG1		2,700	ñµ
3,300	Muni. Sec. Trust Cert., Ser. 2007 A, (LOC: Bear Stearns), 3.49%, due 11/1/07	VMIG1		3,300	ñµ
2,315	Nassau Co. IDA Civic Fac. Rev. (North Shore Hebrew Academy Proj.), Ser. 2005, (LOC: Sovereign Bank), 3.46%, due 11/1/07	VMIG1		2,315	µßm
18,000	Nassau Co. IDA Rev. (Floater), Ser. 2007 75G, (LOC: Goldman Sachs), 3.51%, due 11/1/07			18,000	µ
1,000	New York City Hsg. Dev. Corp. Multi-Family Mtge. Rev. (Target V. Apts.), Ser. 2006 A, (LOC: Citibank, N.A.), 3.27%, due 11/7/07		A-1+	1,000	µß
13,275	New York City Hsg. Dev. Corp. Multi-Family Rental Hsg. Rev. (Progress of Peoples Dev.), Ser. 2005 A, (LOC: Fannie Mae), 3.30%, due 11/7/07		A-1+	13,275	µ
10,000	New York City Hsg. Dev. Corp. Multi-Family Rev., Ser. 2003 A, (LOC: Landesbank Baden), 3.26%, due 11/7/07		A-1+	10,000	µß
2,480	New York City IDA Civic Fac. Rev. (American Society Technion Proj.), Ser. 2003, (LOC: Allied Irish Bank), 3.19%, due 11/7/07	VMIG1		2,480	µß
236	New York City IDA Rev. (Floaters), Ser. 2007-1875, (FGIC Insured), 3.49%, due 11/1/07		A-1+	236	µy
6,920	New York City IDA Spec. Fac. Rev. (Korean Air Lines Co.), Ser. 1997 A, (LOC: HSBC Bank N.A.), 3.28%, due 11/7/07	VMIG1	A-1+	6,920	µß
3,900	New York City Muni. Wtr. Fin. Au. Rev., Ser. 2001, (LOC: Merrill Lynch Capital Markets), 3.48%, due 11/1/07		A-1	3,900	µ
5,000	New York City Muni. Wtr. Fin. Au. Wtr & Swr. Sys. Rev., Ser. 2006, (LOC: Citibank N.A.), 3.50%, due 11/1/07	VMIG1	A-1+	5,000	µ
8,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 2007 A, (LOC: Citibank, N.A.), 3.50%, due 11/1/07		A-1+	8,000	µ
2,700	New York City Trans. Fin. Au. Rev., Ser. 1998 C, (LOC: Bayerische Landesbank), 3.49%, due 11/1/07	VMIG1	A-1+	2,700	µ
10,710	New York City Trans. Fin. Au. Rev. (Putters), Ser. 2007, (LOC: JP Morgan Chase), 3.48%, due 11/1/07		A-1+	10,710	µ
11,690	New York G.O. (Putters), Ser. 2006, (AMBAC Insured), 3.48%, due 11/1/07		A-1+	11,690	µs
5,000	New York G.O. (Putters), Ser. 2007-2207, (LOC: JP Morgan Chase), 3.48%, due 11/1/07		A-1+	5,000	µ
7,945	New York St. Dorm. Au. Rev., Ser. 2000, (LOC: Merrill Lynch Capital Markets), 3.49%, due 11/1/07		A-1+	7,945	µ
1,990	New York St. Dorm. Au. Rev. (Merlots), Ser. 2003, (FGIC Insured), 3.34%, due 11/7/07	VMIG1		1,990	µii
1,995	New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2005, (AMBAC Insured), 3.50%, due 11/1/07	VMIG1		1,995	µk
5,910	New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2006, (AMBAC Insured), 3.45%, due 11/1/07			5,910	µp
5,840	New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2006, (AMBAC Insured), 3.52%, due 11/1/07			5,840	µp
5,240	New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2005, (CIFG Insured), 3.52%, due 11/1/07		A-1	5,240	µx
8,885	New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2007, (LOC: Citibank, N.A.), 3.50%, due 11/1/07	VMIG1		8,885	µ
6,000	New York St. Dorm. Au. Rev. Secondary Issues (Floaters), Ser. 2005, (AMBAC Insured), 3.49%, due 11/1/07			6,000	µy
10,600	New York St. Dorm. Au. Rev. Secondary Issues (Floaters), Ser. 2007-1959, (AMBAC Insured), 3.49%, due 11/1/07		A-1+	10,600	µy

See Notes to Schedule of Investments 51

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
$2,500	New York St. Dorm. Au. Rev. Secondary Issues (Floaters), Ser. 2006-1370, (FHA Insured), 3.47%, due 11/1/07		A-1	$2,500	µx
5,010	New York St. Dorm. Au. Rev. Secondary Issues (Floaters), Ser. 2006-1424, (LOC: Morgan Stanley), 3.49%, due 11/1/07		A-1+	5,010	µ
1,980	New York St. Dorm. Au. Rev. Secondary Issues (Putters), Ser. 2005, (FSA Insured), 3.48%, due 11/1/07			1,980	µs
10,680	New York St. Energy Research & Dev. Au. Elec. Fac. Rev. (Long Island Lighting Co.), Ser. 1997 A, (LOC: Royal Bank of Scotland), 3.26%, due 11/7/07	VMIG1		10,680	µß
3,600	New York St. Energy Research & Dev. Au. Fac. Rev. (Cons. Edison Co.), Ser. 2004 C, (LOC: Citibank, N.A.), 3.33%, due 11/7/07	VMIG1	A-1+	3,600	µß
5,000	New York St. HFA Rev., Ser. 2004, (LOC: Fannie Mae), 3.30%, due 11/7/07	VMIG1		5,000	µß
4,000	New York St. HFA Rev., Ser. 2001 A, (LOC: Freddie Mac), 3.30%, due 11/7/07	VMIG1		4,000	µß
5,600	New York St. HFA Rev. (360 West 43rd), Ser. 2002 A, (LOC: Fannie Mae), 3.30%, due 11/7/07	VMIG1		5,600	µß
8,700	New York St. HFA Rev. (Biltmore Tower Hsg.), Ser. 2002 A, (LOC: Fannie Mae), 3.26%, due 11/7/07	VMIG1		8,700	µß
7,000	New York St. HFA Rev. (Capitol Green Apts.), Ser. 2006 A, (LOC: Fannie Mae), 3.35%, due 11/7/07	VMIG1		7,000	µ
2,000	New York St. HFA Rev. (Clinton Green South Hsg.), Ser. 2006 A, (LOC: Bank of America), 3.26%, due 11/7/07	VMIG1		2,000	µß
6,000	New York St. HFA Rev. (Eleventh Ave Hsg.), Ser. 2007 A, (LOC: Fannie Mae), 3.30%, due 11/7/07	VMIG1		6,000	µß
5,000	New York St. HFA Rev. (Theater Row), Ser. 2000 A, (LOC: Freddie Mac), 3.30%, due 11/7/07	VMIG1		5,000	µ
7,000	New York St. HFA Rev. (Third Avenue Apts. Hsg.), Ser. 2006 A, (LOC: Bank of America), 3.37%, due 11/7/07	VMIG1		7,000	µß
4,500	New York St. HFA Rev. (Tribeca), Ser. 1997 A, (LOC: Fannie Mae), 3.32%, due 11/7/07	VMIG1		4,500	µ
5,700	New York St. HFA Rev. (Worth St.), Ser. 2002 A, (LOC: Fannie Mae), 3.30%, due 11/7/07	VMIG1		5,700	µß
3,020	New York St. HFA Rev. Multi-Family Hsg., Ser. 1988 A, (AMBAC Insured), 3.31%, due 11/7/07	VMIG1	A-1+	3,020	µii
8,295	New York St. Local Gov't Assist. Corp., Ser. 2003, (FSA Insured), 3.25%, due 11/7/07		A-1+	8,295	µt
12,495	New York St. Mtge. Agcy. Rev., Ser. 1998, (LOC: Merrill Lynch Capital Markets), 3.50%, due 11/1/07	VMIG1		12,495	µ
1,000	New York St. Mtge. Agcy. Rev. (AMT Homeowner Mtge.), Ser. 2005, (LOC: Dexia Credit Locale de France), 3.27%, due 11/7/07	VMIG1		1,000	µ
2,020	New York St. Mtge. Agcy. Rev. (Putters), Ser. 2005, (LOC: JP Morgan Chase), 3.55%, due 11/1/07	VMIG1		2,020	µ
1,200	New York St. Thruway Au. Gen. Rev., Ser. 2005, (FSA Insured), 3.50%, due 11/1/07	VMIG1		1,200	µl
5,526	New York St. Thruway Au. Gen. Rev. (Floaters), Ser. 2006, (FSA Insured), 3.49%, due 11/1/07		A-1+	5,526	µy
6,495	New York St. Thruway Au. Gen. Rev. (Putters), Ser. 2005-1102, (FSA Insured), 3.48%, due 11/1/07	VMIG1		6,495	µs
2,000	New York St. Thruway Au. Hwy. & Bridge Trust Fund Rev., Ser. 2005, (AMBAC Insured), 3.45%, due 11/1/07			2,000	µee
1,390	New York St. Urban Dev. Corp. Correctional & Youth Fac. Svcs. Contract Rev. (Putters), Ser. 2002, (LOC: JP Morgan Chase), 3.56%, due 11/1/07		A-1+	1,390	µ
7,740	New York St. Urban Dev. Corp. Rev., Ser. 2003, (FGIC Insured), 3.48%, due 11/1/07		A-1+	7,740	µcc
1,500	Oneida Co. IDA Civic Fac. Rev. (Mohawk Valley St. Luke's), Ser. 2006 E, (LOC: Bank of America), 3.43%, due 11/1/07	VMIG1		1,500	µß
3,180	Onondaga Co. IDA Arpt. Fac. Rev., Ser. 2000 A, (LOC: Fleet National Bank), 3.28%, due 11/7/07		A-1+	3,180	µß
3,825	Onondaga Co. IDA Civic Fac. Rev. (Comm. College Hsg. Dev.), Ser. 2005 A, (LOC: Citizens Bank), 3.44%, due 11/1/07		A-1+	3,825	µ
4,000	Onondaga Co. IDA Civic Fac. Rev. (Crouse Hlth. Hosp.), Ser. 2007 A, (LOC: M&T Bank), 3.35%, due 11/7/07	VMIG1		4,000	µß
6,400	Ontario Co. IDA. Civic Fac. Rev. (F. F. Thompson Hosp.), Ser. 2003 B, (LOC: Key Bank), 3.33%, due 11/7/07	VMIG1		6,400	µß

See Notes to Schedule of Investments 52

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
$2,365	Orange Co. IDA Civic Fac. Rev. (St. Luke's Cornwall Hosp. Proj.), Ser. 2006, (LOC: Key Bank), 3.47%, due 11/1/07	VMIG1		$2,365	µß
6,000	Port Au. New York & New Jersey (Putters), Ser. 2007-2092, (FSA Insured), 3.47%, due 11/1/07		A-1+	6,000	µs
4,345	Puttable Floating Option Tax Exempt Receipts (New York St. Dorm), Ser. 2007, (LOC: Merrill Lynch Capital Markets), 3.59%, due 11/1/07			4,345	µ
2,135	Riverhead IDA Civic Fac. Rev. (Central Suffolk Hosp. Proj.), Ser. 2006 C, (LOC: HSBC Bank N.A.), 3.43%, due 11/1/07	VMIG1		2,135	µß
1,000	Sales Tax Asset Receivable Corp., Ser. 2006, (AMBAC Insured), 3.50%, due 11/1/07	VMIG1		1,000	µk
810	Schenectady IDA IDR (Fortitech Holding Corp. Proj.), Ser. 1995 A, (LOC: Bank of America), 3.55%, due 11/1/07	VMIG1		810	µß
5,371	Spencerport G.O. BANS, Ser. 2007 A, 3.75%, due 9/4/08			5,372
3,010	Suffolk Co. IDA IDR (JBC Realty LLC), Ser. 1998, (LOC: Chase Manhattan Bank), 3.28%, due 11/7/07		A-1+	3,010	µß
1,221	Syracuse G.O. BANS, Ser. 2007, 3.80%, due 10/25/08	MIG1		1,222
16,600	Syracuse G.O. RANS, Ser. 2007 A, 4.50%, due 6/30/08			16,680
1,975	Triborough Bridge & Tunnel Au. Rev. (Putters), Ser. 2002, (MBIA Insured), 3.48%, due 11/1/07		A-1+	1,975	µs
2,200	UBS Muni. CRVS (Floaters), Ser. 2007, (LOC: Bank of New York), 3.49%, due 11/1/07		A-1+	2,200	µ
1,600	Utica IDA Civic Fac. Rev. (Utica College Proj.), Ser. 2005 A, (LOC: Citizens Bank), 3.45%, due 11/1/07	VMIG1		1,600	µß
9,505	Warren & Washington Cos. IDA Civic Fac. Rev. (Glen at Hiland Meadows Proj.), Ser. 2000, (LOC: Sovereign Bank), 3.27%, due 11/7/07		A-1	9,505	µßbb
6,000	Watervliet Hsg. Au. Sr. Residential Hsg. Rev. (Beltrone Living Ctr. Proj.), Ser. 1998 A, 6.13%, due 6/1/38 Pre-Refunded 6/1/08			6,259	ß
15,000	Westchester Co. IDA Rev. (Floater), Ser. 2007-103G, (LOC: Goldman Sachs), 3.51%, due 11/1/07			15,000	µ
				618,098
Puerto Rico (13.8%)
5,695	Austin Trust Var. St., Ser. 2007-156, (MBIA Insured), 3.45%, due 11/1/07		A-1+	5,695	µc
20,000	Deutsche Bank Spears/Lifers Trust Var. St., Ser. 2007, (MBIA Insured), 3.45%, due 11/1/07			20,000	µo
1,800	DFA Muni. Trust Var. St. (Puerto Rico Pub. Bldg. Au.), Ser. 2007-02, (MBIA Insured), 3.48%, due 11/1/07			1,800	µn
12,000	Puerto Rico Commonwealth Aqueduct & Swr. Auth. Rev., Ser. 2007, (LOC: Citigroup Global Markets), 3.51%, due 11/1/07	VMIG1		12,000	µ
10,465	Puerto Rico Commonwealth G.O. (Floaters), Ser. 2004, (FGIC Insured), 3.47%, due 11/1/07			10,465	µy
6,480	Puerto Rico Commonwealth Hwy. & Trans. Au. Trans. Rev. (Merlots), Ser. 2007, (MBIA Insured), 3.32%, due 11/7/07		A-1+	6,480	µd
7,015	Puerto Rico Commonwealth Hwy. & Trans. Au. Trans. Rev. (Putters), Ser. 2002-246, (FSA Insured), 3.45%, due 11/1/07		A-1+	7,015	ñµs
8,340	Puerto Rico Elec. Pwr. Au. Pwr. Rev. (Muni. Sec. Trust Receipts), Ser. 2007 A, (FGIC Insured), 3.49%, due 11/1/07		A-1+	8,340	µcc
2,385	Puerto Rico Elec. Pwr. Au. Pwr. Rev. (Putters), Ser. 2005-815, (FSA Insured), 3.45%, due 11/1/07		A-1+	2,385	µs
300	Puerto Rico Pub. Fin. Corp. (Putters), Ser. 2003-363, (AMBAC Insured), 3.45%, due 11/1/07		A-1+	300	ñµs
7,395	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2007-043, (FGIC Insured), 3.45%, due 11/1/07	VMIG1		7,395	µi
7,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev. (Floater), Ser. 2007-1984, (LOC: Morgan Stanley), 3.50%, due 11/1/07		A-1+	7,000	µ
10,750	UBS Muni. CRVS (Floaters), Ser. 2007, (FSA Insured), 3.46%, due 11/1/07		A-1+	10,750	µi
				99,625
	Total Investments (99.3%)			717,723
	Cash, receivables and other assets, less liabilities (0.7%)			5,418
	Total Net Assets (100.0%)			$723,141

See Notes to Schedule of Investments 53

Schedule of Investments Lehman Brothers Short Duration Bond Fund

PRINCIPAL AMOUNT		RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
U.S. Government Agency Securities (0.7%)
$750	Fannie Mae, Notes, 4.13%, due 5/15/10 (Cost $749)	AGY	AGY	$745
Mortgage-Backed Securities (65.8%)
Adjustable Alt-A Jumbo Balance (2.2%)
2,287	JP Morgan Alternative Loan Trust, Ser. 2006-A2, Class 3A1, 5.94%, due 5/25/36		AAA	2,309	ØØ
Adjustable Alt-A Mixed Balance (12.6%)
3,573	Bear Stearns ALT-A Trust, Ser. 2006-4, Class 32A1, 6.48%, due 7/25/36	Aaa	AAA	3,636	ØØ
1,246	Bear Stearns ALT-A Trust, Ser. 2007-2, Class 2A1, 5.61%, due 4/25/37	Aaa	AAA	1,252
2,194	First Horizon Alternative Mortgage Securities Trust, Ser. 2006-AA7, Class A1, 6.54%, due 1/25/37	Aaa		2,237
3,935	Nomura Asset Acceptance Corp., Ser. 2006-AR2, Class 2A2, 6.57%, due 4/25/36	Aaa	AAA	4,008
2,277	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 5.60%, due 9/25/35	Aaa	AAA	2,282
				13,415
Adjustable Alt-B Mixed Balance (1.5%)
1,637	Lehman XS Trust, Ser. 2005-1, Class 2A1, 4.66%, due 5/25/08	Aaa	AAA	1,634	µ
Adjustable Conforming Balance (4.3%)
2,344	Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1, 5.38%, due 1/25/36	Aaa	AAA	2,336
2,199	IndyMac INDX Mortgage Loan Trust, Ser. 2005-AR23, Class 2A1, 5.53%, due 11/25/35	Aaa	AAA	2,207
				4,543
Adjustable Jumbo Balance (7.6%)
983	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 5.35%, due 9/20/35	Aaa	AAA	984
2,177	Banc of America Funding Corp., Ser. 2006-H, Class 2A3, 6.70%, due 9/20/46		AAA	2,241
3,351	Harborview Mortgage Loan Trust, Ser. 2006-3, Class 1A1A, 6.38%, due 6/19/36	Aaa	AAA	3,410	ØØ
1,500	Wells Fargo Mortgage Backed Securities Trust, Ser. 2005-AR16, Class 4A2, 4.99%, due 10/25/35	Aaa	AAA	1,493
				8,128
Adjustable Mixed Balance (12.5%)
2,226	Banc of America Funding Corp., Ser. 2005-H, Class 7A1, 5.67%, due 11/20/35		AAA	2,228
1,267	Countrywide Home Loans Mortgage Pass-Through Trust, Ser. 2006-HYB3, Class 1A1A, 5.48%, due 5/20/36	Aaa	AAA	1,284
2,345	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 4.68%, due 5/25/34	Aaa	AAA	2,331	ØØ
2,492	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 5.44%, due 11/25/35		AAA	2,492
2,336	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 5.60%, due 4/19/36	Aaa	AAA	2,351
464	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 6.79%, due 11/19/07	Aaa	AAA	463	µ
2,250	WaMu Mortgage Pass-Through Certificates, Ser. 2004-AR9, Class A7, 4.14%, due 8/25/34	Aaa	AAA	2,219
				13,368
Commercial Mortgage-Backed (16.4%)
2,320	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C6, Class A1, 4.94%, due 12/15/40	Aaa	AAA	2,311	ØØ
1,565	GE Capital Commercial Mortgage Corp., Ser. 2002-2A, Class A2, 4.97%, due 8/11/36	Aaa	AAA	1,563
1,775	GE Capital Commercial Mortgage Corp., Ser. 2005-C3, Class A2, 4.85%, due 7/10/45		AAA	1,761

See Notes to Schedule of Investments 54

PRINCIPAL AMOUNT		RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
$733	GMAC Commercial Mortgage Securities, Inc., Ser. 2006-C1, Class A1, 4.98%, due 11/10/45		AAA	$730
2,108	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2004-C2, Class A1, 4.28%, due 5/15/41	Aaa		2,086
2,908	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP5, Class A1, 5.04%, due 12/15/44	Aaa	AAA	2,899
3,180	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A1, 5.83%, due 4/15/45	Aaa	AAA	3,218
2,883	LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A1, 5.48%, due 3/15/39	Aaa	AAA	2,899
				17,467
Mortgage-Backed Non-Agency (4.3%)
1,259	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	Aaa	AAA	1,392	ñ
2,483	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	Aaa	AAA	2,667	ñ
517	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	Aaa	AAA	555	ñ
				4,614
Fannie Mae (1.4%)
1,303	Whole Loan, Ser. 2004-W8, Class PT, 10.10%, due 6/25/44	AGY	AGY	1,451	ØØ
Freddie Mac (2.9%)
15	ARM Certificates, 6.50%, due 2/1/08	AGY	AGY	15	µ
1,664	Pass-Through Certificates, 8.00%, due 11/1/26	AGY	AGY	1,767
1,178	Pass-Through Certificates, 8.50%, due 10/1/30	AGY	AGY	1,264
				3,046
Government National Mortgage Association (0.1%)
40	Pass-Through Certificates, 7.00%, due 4/15/11	AGY	AGY	41	ØØ
3	Pass-Through Certificates, 7.50%, due 10/15/09 – 8/15/10	AGY	AGY	3
24	Pass-Through Certificates, 12.00%, due 12/15/12 – 5/15/14	AGY	AGY	27
				71
	Total Mortgage-Backed Securities (Cost $69,846)			70,046
Corporate Debt Securities (19.2%)
Automobile Manufacturing (1.2%)
1,300	DaimlerChrysler N.A. Holdings Corp., Guaranteed Unsecured Notes, 4.05%, due 6/4/08	A3	BBB+	1,289	ØØ
Banks (1.1%)
1,200	Bank of America Corp., Senior Unsecured Notes, 3.88%, due 1/15/08	Aa1	AA	1,197	ØØ
Diversified Financial Services (11.4%)
1,800	Bear Stearns Co., Inc., Senior Unsecured Notes, 4.00%, due 1/31/08	A1	A+	1,793
2,250	General Electric Capital Corp., Medium-Term Notes, Ser. A, 4.25%, due 9/13/10	Aaa	AAA	2,219	ØØ
2,200	HSBC Finance Corp., Notes, 4.13%, due 12/15/08	Aa3	AA-	2,177	ØØ
2,200	International Lease Finance Corp., Unsubordinated Unsecured Notes, 3.50%, due 4/1/09	A1	AA-	2,153	ØØ
1,700	John Deere Capital Corp., Unsecured Notes, 3.90%, due 1/15/08	A2	A	1,696	ØØ
825	JP Morgan Chase & Co., Senior Notes, 3.63%, due 5/1/08	Aa2	AA-	819
1,250	MBNA Corp., Notes, 4.63%, due 9/15/08	Aa1	AA	1,245	ØØ
				12,102
Media (4.5%)
1,250	British Sky Broadcasting, Guaranteed Senior Unsecured Notes, 8.20%, due 7/15/09	Baa2	BBB	1,309	ØØ
1,080	Comcast Cable Communications, Guaranteed Unsecured Unsubordinated Notes, 6.20%, due 11/15/08	Baa2	BBB+	1,090	ØØ
1,210	News America Holdings, Inc., Guaranteed Notes, 7.38%, due 10/17/08	Baa2	BBB+	1,231	ØØ
1,100	Time Warner Entertainment LP, Debentures, 7.25%, due 9/1/08	Baa2	BBB+	1,115	ØØ
				4,745

See Notes to Schedule of Investments 55

PRINCIPAL AMOUNT		RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
Retail (1.0%)
$1,100	Target Corp., Notes, 3.38%, due 3/1/08	A1	A+	$1,094	ØØ
	Total Corporate Debt Securities (Cost $20,411)			20,427
Asset-Backed Securities (13.9%)
1,000	Ace Securities Corp. Home Equity Loan Trust, Ser. 2006-ASP5, Class A2B, 5.00%, due 11/25/07	Aaa	AAA	959	µ
400	Ace Securities Corp. Home Equity Loan Trust, Ser. 2006-OP1, Class A2C, 5.02%, due 11/25/07	Aaa	AAA	381	µ
400	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE9, Class 1A2, 5.02%, due 11/25/07	Aaa	AAA	383	µ
938	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A1, 4.91%, due 11/25/07	Aaa	AAA	933	µ
1,250	Carrington Mortgage Loan Trust, Ser. 2006-OPT1, Class A3, 5.05%, due 11/25/07	Aaa	AAA	1,196	µ
850	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 5.13%, due 11/25/07	Aaa	AAA	778	µ
589	Chase Funding Mortgage Loan, Ser. 2003-6, Class 1A3, 3.34%, due 5/25/26	Aaa	AAA	582
800	Countrywide Asset-Backed Certificates, Ser. 2006-3, Class 2A2, 5.05%, due 11/25/07	Aaa	AAA	768	µ
500	Countrywide Asset-Backed Certificates, Ser. 2006-5, Class 2A2, 5.05%, due 11/25/07	Aaa	AAA	485	µ
1,000	Countrywide Asset-Backed Certificates, Ser. 2006-6, Class 2A2, 5.05%, due 11/25/07	Aaa	AAA	980	µ
2,136	Fieldstone Mortgage Investment Corp., Ser. 2006-2, Class 2A1, 4.96%, due 11/25/07	Aaa	AAA	2,108	µ
736	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 4.96%, due 11/25/07	Aaa	AAA	731	µ
406	John Deere Owner Trust, Ser. 2005-A, Class A3, 3.98%, due 6/15/09	Aaa	AAA	406
413	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 5.66%, due 1/13/08	Aaa	AAA	124	ñµ
917	Nomura Asset Acceptance Corp., Ser. 2005-S3, Class AIO, 20.00%, Interest Only Security, due 8/25/35	Aaa	AAA	36
2,373	Nomura Asset Acceptance Corp., Ser. 2005-S4, Class AIO, 20.00%, Interest Only Security, due 10/25/35	Aaa	AAA	147
2,703	Nomura Asset Acceptance Corp., Ser. 2006-AP1, Class AIO, 4.50%, Interest Only Security, due 1/25/36	Aaa	AAA	16
2,242	Nomura Asset Acceptance Corp., Ser. 2006-S2, Class AIO, 10.00%, Interest Only Security, due 4/25/36	Aaa	AAA	109	ñ
1,050	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 5.10%, due 11/25/07	Aaa	AAA	1,000	µ
350	Securitized Asset Backed Receivables LLC Trust, Ser. 2006-WM4, Class A2C, 5.03%, due 11/25/07	Aaa	AAA	332	µ
1,100	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 5.04%, due 11/25/07	Aaa	AAA	1,024	µ
91	Soundview Home Equity Loan Trust, Ser. 2005-4, Class 2A2, 5.07%, due 11/25/07	Aaa	AAA	91	µ
1,325	Structured Asset Investment Loan Trust, Ser. 2006-3, Class A4, 4.96%, due 11/25/07	Aaa	AAA	1,297	µ
	Total Asset-Backed Securities (Cost $15,301)			14,866
Repurchase Agreements (2.1%)
2,230	Repurchase Agreement with Fixed Income Clearing Corp., 4.45%, due 11/1/07, dated 10/31/07, Maturity Value $2,230,276, Collateralized by $2,301,806 Fannie Mae, 4.35%, due 5/4/10 (Collateral Value $2,350,249), (Cost $2,230)			2,230	#
	Total Investments (101.7%) (Cost $108,537)			108,314	##
	Liabilities, less cash, receivables and other assets [(1.7%)]			(1,816)
	Total Net Assets (100.0%)			$106,498

See Notes to Schedule of Investments 56

Schedule of Investments Lehman Brothers Strategic Income Fund

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stocks (21.4%)
Apartments (1.2%)
125	Apartment Investment & Management	$6
500	AvalonBay Communities	61
800	Camden Property Trust	50
700	Equity Residential	29
200	Essex Property Trust	25
500	Home Properties	26
400	UDR, Inc.	9
		206
Basic Materials (0.2%)
2,200	Gold Fields ADR	40
Coal (0.6%)
2,600	Fording Canadian Coal Trust	95	~
Community Centers (0.6%)
800	Acadia Realty Trust	21
100	Developers Diversified Realty	5
700	Equity One	19
600	Federal Realty Investment Trust	53
		98
Consumer Products & Services (0.1%)
2,500	Great Lakes Dredge & Dock	22	*
Diversified (1.0%)
900	Forest City Enterprises Class A	51
500	Macquarie Infrastructure	21
950	Vornado Realty Trust	106
		178
Energy (1.1%)
5,000	Cathedral Energy Services Income Trust	47
1,155	Enbridge Energy Management	63	*
600	Enerplus Resources Fund	29
800	ENI ADR	58
		197
Entertainment (0.1%)
1,400	World Wrestling Entertainment	21
Finance (0.9%)
1,000	Bank of America	48
1,000	Crystal River Capital	15
1,800	Tortoise Energy Capital	49
1,400	Tortoise Energy Infrastructure	49
		161

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Financial Services (0.7%)
2,700	Aeroplan Income Fund	$64
4,000	PennantPark Investment Corp.	52
		116
Food & Beverage (0.3%)
1,000	Anheuser-Busch	51
Health Care (1.4%)
700	Health Care Property Investors	24
300	Health Care REIT	13
1,200	Nationwide Health Properties	37
1,000	Novartis AG ADR	53
700	OMEGA Healthcare Investors	12
2,300	Ventas, Inc.	99
		238
Industrial (0.9%)
1,500	General Electric	62	~
1,300	ProLogis	93
		155
Insurance (0.6%)
700	American International Group	44
2,000	Arthur J. Gallagher	53
		97
Lodging (0.2%)
800	Host Hotels & Resorts	18
100	LaSalle Hotel Properties	4
100	Starwood Hotels & Resorts Worldwide	6
		28
Office (2.3%)
600	Alexandria Real Estate Equities	62
800	BioMed Realty Trust	19
600	Boston Properties	65
2,550	Brookfield Asset Management Class A	104
2,350	Brookfield Properties	59
700	Corporate Office Properties Trust	29
500	SL Green Realty	60
		398
Office - Industrial (0.3%)
1,200	Digital Realty Trust	53
Oil & Gas (1.0%)
2,000	Hugoton Royalty Trust	49
1,700	Sasol Limited ADR	86
400	Schlumberger Ltd.	39	~
		174

See Notes to Schedule of Investments 57

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Oil Services (0.4%)
2,000	Canadian Oil Sands Trust	$74
Pharmaceutical (0.3%)
800	Johnson & Johnson	52
Real Estate (0.3%)
800	AMB Property	52
Regional Malls (1.4%)
1,700	Kimco Realty	71
500	Macerich Co.	43
400	Simon Property Group	42
1,400	Taubman Centers	82
		238
Self Storage (1.0%)
1,000	Extra Space Storage	16
1,600	Public Storage	129
400	Sovran Self Storage	19
		164
Software (0.4%)
2,000	Microsoft Corp.	74
Specialty (0.3%)
1,500	Corrections Corporation of America	42	*
Technology (0.5%)
1,400	Dupont Fabros Technology	30	*
1,500	Microchip Technology	50
		80
Utilities (3.3%)
1,500	California Water Service Group	67
2,500	Duke Energy	48
900	FPL Group	62
1,000	National Fuel Gas	48	~
750	National Grid ADR	61
1,100	New Jersey Resources	54
1,900	NSTAR	67
1,500	PNM Resources	38
5,700	United Utilities	86
2,000	Xcel Energy	45
		576
	Total Common Stocks (Cost $3,251)	3,680
Convertible Preferred Stocks (0.9%)
500	Chesapeake Energy, Ser. D	53
1,000	New York Community Capital Trust V	50
1,200	Sovereign Capital Trust IV	49
	Total Convertible Preferred Stocks (Cost $153)	152

PRINCIPAL AMOUNT (000's omitted)		MARKET VALUE† (000's omitted)
Convertible Bonds (2.6%)
$50	American Tower Corp., Notes, 5.00%, due 2/15/10, Moody's Rating Ba1, S&P Rating BB+	$50
75	Edwards Lifesciences Corp., Debentures, 3.88%, due 5/15/33	77	^
50	Euronet Worldwide, Inc., Debentures, 3.50%, due 10/15/15, S&P Rating B+	53
50	Invitrogen Corp., Senior Unsecured Notes, 3.25%, due 6/15/25	57	^
50	Ivax Corp., Senior Subordinated Notes, 4.50%, due 5/15/08	52	^
50	NII Holdings, Inc., Senior Unsecured Notes, 3.13%, due 6/15/12	48	^
60	St. Jude Medical, Inc., Debentures, 2.80%, due 12/15/35	60	^
50	Vishay Intertechnology, Inc., Subordinated Notes, 3.63%, due 8/1/23, Moody's Rating B3, S&P Rating B+	50
	Total Convertible Bonds (Cost $433)	447

See Notes to Schedule of Investments 58

PRINCIPAL AMOUNT		RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (3.4%)
$545	U.S. Treasury Notes, 4.38%, due 8/15/12	TSY	TSY	$552	ØØ
40	U.S. Treasury Notes, 4.13%, due 5/15/15	TSY	TSY	39
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $578)			591
U.S. Government Agency Securities (0.9%)
70	Fannie Mae, Notes, 5.38%, due 7/15/16	AGY	AGY	72
75	Freddie Mac, Notes, 5.13%, due 7/15/12	AGY	AGY	77
	Total U.S. Government Agency Securities (Cost $149)			149
Mortgage-Backed Securities (12.8%)
Fannie Mae (10.8%)
38	Pass-Through Certificates, 4.50%, due 8/1/18 & 10/1/18	AGY	AGY	37
1,237	Pass-Through Certificates, 5.00%, due 11/1/17 – 5/1/37	AGY	AGY	1,191	ØØ
50	Pass-Through Certificates, Notes, 5.50%, due 10/1/37	AGY	AGY	49
421	Pass-Through Certificates, 5.50%, due 9/1/16 – 6/1/37	AGY	AGY	416
86	Pass-Through Certificates, 6.00%, due 3/1/18 – 9/1/33	AGY	AGY	88
63	Pass-Through Certificates, 6.50%, due 11/1/13 – 9/1/32	AGY	AGY	65
22	Pass-Through Certificates, 7.00%, due 7/1/17 & 7/1/29	AGY	AGY	23
4	Pass-Through Certificates, 7.50%, due 12/1/32	AGY	AGY	4
				1,873
Freddie Mac (1.9%)
17	Pass-Through Certificates, 4.50%, due 8/1/18	AGY	AGY	17
59	Pass-Through Certificates, 5.00%, due 5/1/18 & 8/1/33	AGY	AGY	57
115	Pass-Through Certificates, 5.50%, due 9/1/17 – 8/1/33	AGY	AGY	115
86	Pass-Through Certificates, 6.00%, due 4/1/17 – 12/1/33	AGY	AGY	88
41	Pass-Through Certificates, 6.50%, due 3/1/16 – 1/1/32	AGY	AGY	41
6	Pass-Through Certificates, 7.00%, due 6/1/32	AGY	AGY	6
				324
Government National Mortgage Association (0.1%)
7	Pass-Through Certificates, 6.50%, due 7/15/32	AGY	AGY	8
6	Pass-Through Certificates, 7.00%, due 8/15/32	AGY	AGY	6
				14
	Total Mortgage-Backed Securities (Cost $2,231)			2,211
Corporate Debt Securities (37.3%)
Aerospace (0.4%)
55	L-3 Communications Corp., Guaranteed Senior Unsecured Subordinated Notes, 7.63%, due 6/15/12	Ba3	BB+	55
15	L-3 Communications Corp., Guaranteed Senior Unsecured Subordinated Notes, 6.13%, due 7/15/13	Ba3	BB+	15
				70
Airlines (0.3%)
51	Continental Airlines, Inc., Pass-Through Certificates, 9.80%, due 4/1/21	Ba1	BB+	54

See Notes to Schedule of Investments 59

PRINCIPAL AMOUNT		RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
Apparel/Textiles (0.2%)
$25	Levi Strauss & Co., Senior Unsubordinated Notes, 9.75%, due 1/15/15	B2	B+	$26
Auto Loans (2.2%)
125	Ford Motor Credit Co., Bonds, 7.38%, due 2/1/11	B1	B	118	ØØ
50	Ford Motor Credit Co., Notes, 7.80%, due 6/1/12	B1	B	47	ØØ
195	General Motors Acceptance Corp., Notes, 6.88%, due 9/15/11	Ba1	BB+	180
45	General Motors Acceptance Corp., Unsecured Notes, 7.00%, due 2/1/12	Ba1	BB+	41
				386
Auto Parts & Equipment (0.3%)
17	Goodyear Tire & Rubber Co., Senior Notes, 8.63%, due 12/1/11	Ba3	B	18
25	Goodyear Tire & Rubber Co., Senior Notes, 9.00%, due 7/1/15	Ba3	B	27
				45
Automotive (0.4%)
70	DaimlerChrysler N.A. LLC, Guaranteed Notes, 8.00%, due 6/15/10	A3	BBB+	75
Banks (1.3%)
40	Bank of America Corp., Unsecured Subordinated Notes, 6.80%, due 3/15/28	Aa2	AA-	42
20	Bank One Corp., Unsecured Subordinated Notes, 7.88%, due 8/1/10	Aa3	A+	21
70	Deutsche Bank AG, Senior Unsecured Notes, 5.38%, due 10/12/12	Aa1	AA	71
85	Wachovia Corp., Senior Medium-Term Notes, Ser. G, 5.70%, due 8/1/13	Aa3	AA-	86
				220
Beverages (0.3%)
45	Coca-Cola Enterprises, Inc., Unsecured Debentures, 6.95%, due 11/15/26	A3	A	50
5	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	Ba3	BB-	5
				55
Building & Construction (0.0%)
10	K. Hovnanian Enterprises, Senior Notes, 8.63%, due 1/15/17	Ba3	BB-	8	È
Chemicals (0.4%)
10	Chemtura Corp., Guaranteed Notes, 6.88%, due 6/1/16	Ba2	BB+	10
25	Hexion US Finance Corp., Guaranteed Notes, 9.75%, due 11/15/14	B3	B	27
35	MacDermid, Inc., Senior Subordinated Notes, 9.50%, due 4/15/17	Caa1	CCC+	33	ñ
				70
Consumer/Commercial/Lease Financing (0.2%)
35	Residential Capital LLC, Guaranteed Notes, 6.00%, due 2/22/11	Ba1	BBB-	26
Diversified Financial Services (3.7%)
70	American Express Co., Senior Unsecured Notes, 6.15%, due 8/28/17	A1	A+	71
75	Associates Corp. NA, Senior Notes, 6.25%, due 11/1/08	Aa1	AA	76
75	Bear Stearns Co., Senior Unsubordinated Notes, 5.35%, due 2/1/12	A1	A+	74
85	Citigroup, Inc., Senior Notes, 4.13%, due 2/22/10	Aa1	AA	83
45	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, Ser. A, 6.00%, due 6/15/12	Aaa	AAA	47
60	Goldman Sachs Group, Inc., Unsecured Notes, 4.13%, due 1/15/08	Aa3	AA-	60	ØØ
100	HSBC Finance Corp., Senior Unsecured Notes, 4.63%, due 1/15/08	Aa3	AA-	100
125	JP Morgan Chase & Co., Senior Notes, 3.63%, due 5/1/08	Aa2	AA-	124	ØØ
				635

See Notes to Schedule of Investments 60

PRINCIPAL AMOUNT		RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
Electric (0.9%)
$100	Dominion Resources, Inc., Notes, 4.13%, due 2/15/08	Baa2	BBB	$100
55	Exelon Generation Co., LLC, Senior Unsecured Notes, 6.20%, due 10/1/17	A3	BBB+	55
				155
Electric - Generation (1.2%)
30	AES Corp., Senior Notes, 8.00%, due 10/15/17	B1	B	30	ñ
20	AES Corp., Senior Notes, 7.75%, due 10/15/15	B1	B	20	ñ
45	Dynegy-Roseton Danskamme, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	Ba3	B	45
10	Edison Mission Energy, Senior Unsecured Notes, 7.50%, due 6/15/13	B1	BB-	10
45	Edison Mission Energy, Senior Notes, 7.63%, due 5/15/27	B1	BB-	43	ñ
45	Mirant Americas Generation, Inc., Senior Unsecured Notes, 8.30%, due 5/1/11	Caa1	B-	46
15	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 2/1/16	B1	B	15
				209
Electric - Integrated (0.5%)
80	Energy Future Holdings, Guaranteed Notes, 10.88%, due 11/1/17	B3	CCC+	81	ñ
Electronics (0.8%)
70	Freescale Semiconductor, Inc., Guaranteed Notes, 9.13%, due 12/15/14	B1	B	63
75	NXP BV Funding LLC, Guaranteed Notes, 9.50%, due 10/15/15	B3	B	71
				134
Energy-Exploration & Production (1.1%)
5	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 1/15/16	Ba2	BB	5
100	Chesapeake Energy Corp., Guaranteed Notes, 7.50%, due 9/15/13	Ba2	BB	103
30	Forest Oil Corp., Guaranteed Senior Unsecured Notes, 7.75%, due 5/1/14	B1	B+	30
50	XTO Energy, Inc., Senior Unsecured Notes, 6.75%, due 8/1/37	Baa2	BBB	54
				192
Environmental (0.1%)
15	Allied Waste North America, Inc., Secured Notes, Ser. B, 5.75%, due 2/15/11	B1	BB+	15
Food & Drug Retailers (0.3%)
25	Rite Aid Corp., Senior Unsecured Notes, 8.63%, due 3/1/15	Caa1	CCC+	22
35	Rite Aid Corp., Guaranteed Notes, 9.50%, due 6/15/17	Caa1	CCC+	33	ñ
				55
Forestry/Paper (0.2%)
20	Bowater, Inc., Debentures, 9.00%, due 8/1/09	B3	B	20
10	Graphic Packaging Int'l, Inc., Guaranteed Notes, 8.50%, due 8/15/11	B2	B-	10
				30
Gaming (1.2%)
30	Chukchansi Economic Development Authority, Senior Notes, 8.00%, due 11/15/13	B2	BB-	30	ñ
35	Fontainebleau Las Vegas Holdings LLC, Second Mortgage, 10.25%, due 6/15/15	Caa1	CCC+	33	ñ
20	Majestic Star LLC, Senior Unsecured Notes, 9.75%, due 1/15/11	Caa1	CCC	17
35	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	B3	B	39	ñ
35	San Pasqual Casino, Notes, 8.00%, due 9/15/13	B2	B+	35	ñ
30	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.38%, due 6/15/15	B3	B	30	ñ
20	Station Casinos, Inc., Senior Unsecured Notes, 7.75%, due 8/15/16	Ba2	B+	20

See Notes to Schedule of Investments 61

PRINCIPAL AMOUNT		RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
$5	Station Casinos, Inc., Senior Unsecured Subordinated Notes, 6.88%, due 3/1/16	Ba3	B	$4
				208
Gas Distribution (1.2%)
15	AmeriGas Partners L.P., Senior Unsecured Notes, 7.25%, due 5/20/15	B1		15
25	El Paso Natural Gas Co., Bonds, 8.38%, due 6/15/32	Baa3	BB	29
25	Ferrellgas Partners L.P., Senior Unsecured Notes, 8.75%, due 6/15/12	B2	B-	26
70	Kinder Morgan, Inc., Senior Unsecured Notes, 6.50%, due 9/1/12	Ba2	BB-	69
25	Kinder Morgan, Inc., Guaranteed Notes, 5.70%, due 1/5/16	Ba2	BB-	23
42	Regency Energy Partners L.P., Guaranteed Notes, 8.38%, due 12/15/13	B1	B	44
				206
Government (0.4%)
75	Province of Ontario, Senior Unsubordinated Unsecured Notes, 5.50%, due 10/1/08	Aa1	AA	76
Health Services (2.7%)
10	Bausch & Lomb, Inc., Senior Unsecured Notes, 9.88%, due 11/1/15	Caa1	B-	10	ñ
10	Community Health Systems, Inc., Guaranteed Notes, 8.88%, due 7/15/15	B3	B-	10	ñ
70	HCA, Inc., Secured Notes, 9.63%, due 11/15/16	B2	BB-	74
60	HCA, Inc., Secured Notes, 9.25%, due 11/15/16	B2	BB-	63
45	LVB Acquisition Merger, Inc., Guaranteed Notes, 10.38%, due 10/15/17	B3	B-	46	ñ
20	LVB Acquisition Merger, Inc., Guaranteed Notes, 11.63%, due 10/15/17	Caa1	B-	20	ñ
41	NMH Holdings, Inc., Senior Unsecured Floating Rate Notes, 12.82%, due 12/15/07	Caa2	CCC+	41	ñµ
35	Service Corp. Int'l, Senior Unsecured Notes, 7.38%, due 10/1/14	B1	BB-	36
25	Service Corp. Int'l, Senior Unsecured Notes, 6.75%, due 4/1/15	B1	BB-	25
20	Tenet Healthcare Corp., Senior Notes, 9.88%, due 7/1/14	Caa1	CCC+	18
35	US Oncology, Inc., Guaranteed Notes, 9.00%, due 8/15/12	B2	CCC+	35
30	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 6/1/10	Ba1	BB+	30
15	Ventas Realty L.P., Senior Notes, 6.63%, due 10/15/14	Ba1	BB+	15
25	Ventas Realty L.P., Guaranteed Notes, 7.13%, due 6/1/15	Ba1	BB+	26
10	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	Ba1	BB+	10
10	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 4/1/17	Ba1	BB+	10
				469
Hotels (0.3%)
45	Host Hotels & Resorts L.P., Secured Notes, 6.88%, due 11/1/14		BB	45
Industrial (0.5%)
85	CVS Caremark Corp., Senior Unsecured Notes, 6.25%, due 6/1/27	Baa2	BBB+	85
Insurance (0.3%)
45	American Int'l Group, Inc., Medium-Term Notes, Ser. G, 5.60%, due 10/18/16	Aa2	AA	45
Investments & Misc. Financial Services (0.4%)
50	Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13	Caa1	B-	48
20	Cardtronics, Inc., Senior Subordinated Notes, Ser. B, 9.25%, due 8/15/13	Caa1	B-	20	ñ
				68
Media (1.7%)
80	AOL Time Warner, Inc., Guaranteed Unsecured Notes, 6.88%, due 5/1/12	Baa2	BBB+	84
25	AOL Time Warner, Inc., Guaranteed Unsecured Notes, 7.70%, due 5/1/32	Baa2	BBB+	28
70	Comcast Corp., Guaranteed Notes, 6.30%, due 11/15/17	Baa2	BBB+	72

See Notes to Schedule of Investments 62

PRINCIPAL AMOUNT		RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
$120	News America, Inc., Guaranteed Notes, 6.20%, due 12/15/34	Baa2	BBB+	$117
				301
Media - Broadcast (1.2%)
75	CMP Susquehanna Corp., Guaranteed Notes, 9.88%, due 5/15/14	Caa1	CCC	69
20	Entercom Radio/Capital, Guaranteed Senior Unsecured Notes, 7.63%, due 3/1/14	B1	B	20
45	LIN Television Corp., Guaranteed Notes, 6.50%, due 5/15/13	B1	B-	43
20	LIN Television Corp., Guaranteed Notes, Ser. B, 6.50%, due 5/15/13	B1	B-	19
55	Univision Communications, Inc., Guaranteed Notes, 9.75%, due 3/15/15	B3	CCC+	54	ñ
5	Young Broadcasting, Inc., Guaranteed Senior Subordinated Notes, 10.00%, due 3/1/11	Caa1	CCC-	5
				210
Media - Cable (1.7%)
35	CCH I Holdings LLC, Secured Notes, 11.00%, due 10/1/15	Caa2	CCC	34
60	Charter Communications Operating LLC, Senior Notes, 8.38%, due 4/30/14	B2	B+	60	ñ
5	DirecTV Holdings LLC, Guaranteed Notes, 6.38%, due 6/15/15	Ba3	BB-	5
65	DirecTV Holdings LLC, Senior Notes, 8.38%, due 3/15/13	Ba3	BB-	68
25	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	Ba3	BB-	26
30	EchoStar DBS Corp., Guaranteed Notes, 7.00%, due 10/1/13	Ba3	BB-	31
60	EchoStar DBS Corp., Guaranteed Notes, 6.38%, due 10/1/11	Ba3	BB-	61
				285
Media - Diversified (0.1%)
25	Quebecor Media, Inc., Notes, 7.75%, due 3/15/16	B2	B	24	ñ
Media - Services (0.6%)
25	Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13	Ba3	B	25
35	WMG Acquisition Corp., Senior Subordinated Notes, 7.38%, due 4/15/14	B2	B	31
55	WMG Holdings Corp., Guaranteed Notes, Step-Up, 0.00%/9.50%, due 12/15/14	B2	B	41	**
				97
Metals/Mining Excluding Steel (1.1%)
35	Aleris Int'l, Inc., Guaranteed Notes, 9.00%, due 12/15/14	B3	B-	32
35	Aleris Int'l, Inc., Guaranteed Notes, 10.00%, due 12/15/16	Caa1	B-	31
35	Arch Western Finance Corp., Guaranteed Notes, 6.75%, due 7/1/13	B1	BB-	34
5	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.25%, due 4/1/15	Ba3	BB	5
25	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.38%, due 4/1/17	Ba3	BB	27
70	Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13	B2	B+	66
				195
Multi-National (0.2%)
35	Int'l Bank for Reconstruction & Development, Notes, 3.63%, due 5/21/13	Aaa	AAA	33
Non-Food & Drug Retailers (0.3%)
20	Claire's Stores, Inc., Guaranteed Notes, 9.63%, due 6/1/15	Caa1	CCC+	16	ñ
15	GSC Holdings Corp., Guaranteed Notes, 8.00%, due 10/1/12	Ba3	BB	16
20	Michaels Stores, Inc., Guaranteed Notes, 11.38%, due 11/1/16	Caa1	CCC	20	È
				52

See Notes to Schedule of Investments 63

PRINCIPAL AMOUNT		RATING§		VALUE†
(000's omitted)		Moody's	S&P	(000's omitted)
Oil & Gas (0.6%)
$50	Canadian Natural Resources Ltd., Unsecured Notes, 5.70%, due 5/15/17	Baa2	BBB	$50
55	ConocoPhillips Corp., Unsecured Notes, 8.75%, due 5/25/10	A1	A	60
				110
Packaging (1.2%)
115	Ball Corp., Guaranteed Unsecured Notes, 6.88%, due 12/15/12	Ba1	BB	117
20	Crown Americas LLC, Guaranteed Notes, 7.75%, due 11/15/15	B1	B	21
40	Graham Packaging Co., Inc., Guaranteed Notes, 9.88%, due 10/15/14	Caa1	CCC+	39
20	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 8.75%, due 11/15/12	Ba2	BB	21
				198
Pharmaceuticals (0.4%)
70	Astrazeneca PLC, Senior Unsubordinated Notes, 5.90%, due 9/15/17	A1	AA-	72
Printing & Publishing (1.2%)
15	Dex Media West LLC, Senior Unsecured Notes, Ser. B, 8.50%, due 8/15/10	Ba3	B	15
20	Dex Media West LLC, Guaranteed Notes, Ser. B, 9.88%, due 8/15/13	B1	B	21
25	Dex Media, Inc., Senior Disc. Notes, Step-Up, 0.00%/9.00%, due 11/15/13	B2	B	24	**
70	Idearc, Inc., Guaranteed Notes, 8.00%, due 11/15/16	B2	B+	70
30	R.H. Donnelley Corp., Senior Unsecured Notes, 6.88%, due 1/15/13	B3	B	28
10	R.H. Donnelley Corp., Senior Notes, 8.88%, due 10/15/17	B3	B	10	ñ
40	Reader's Digest Association, Inc., Senior Subordinated Notes, 9.00%, due 2/15/17	Caa1	CCC+	36	ñ
				204
Railroads (0.4%)
10	Kansas City Southern Mexico, Senior Notes, 7.38%, due 6/1/14	B2	B+	10	ñ
55	TFM SA de C.V., Senior Notes, 9.38%, due 5/1/12	B2		58
				68
Real Estate Dev. & Mgt. (0.4%)
60	American Real Estate Partners, L.P., Senior Notes, 8.13%, due 6/1/12	Ba3	BB+	61
20	Realogy Corp., Guaranteed Notes, 11.00%, due 4/15/14	Caa1	B-	16	ñ
				77
Restaurants (0.1%)
25	NPC Int'l, Inc., Guaranteed Notes, 9.50%, due 5/1/14	Caa1	B-	23
Retail (0.3%)
55	Target Corp., Senior Unsecured Notes, 7.50%, due 8/15/10	A1	A+	59
Software/Services (0.4%)
65	First Data Corp., Guaranteed Notes, 9.88%, due 9/24/15	B3	B-	62	ñ
Steel Producers/Products (0.5%)
30	Metals U.S.A. Holdings Corp., Senior Floating Rate Notes, 11.23%, due 1/2/08	Caa1	CCC	27	ñµ
25	Steel Dynamics, Inc., Senior Notes, 7.38%, due 11/1/12	Ba2	BB+	25	ñ
35	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	B3	B-	35
				87

See Notes to Schedule of Investments 64

PRINCIPAL AMOUNT			RATING§		VALUE†
(000's omitted)			Moody's	S&P	(000's omitted)
Support - Services (0.4%)
	$10	Aramark Corp., Guaranteed Notes, 8.50%, due 2/1/15	B3	B-	$10
	55	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	B2	B-	54	ñ
					64
Telecom - Integrated/Services (1.3%)
	30	Dycom Industries, Inc., Guaranteed Notes, 8.13%, due 10/15/15	Ba3	B+	30
	40	Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes, 8.63%, due 1/15/15	B2	B	41
	35	Qwest Corp., Notes, 8.88%, due 3/15/12	Ba1	BBB-	38
	30	Qwest Corp., Senior Unsecured Notes, 7.50%, due 10/1/14	Ba1	BBB-	31
	10	Qwest Corp., Senior Notes, 7.63%, due 6/15/15	Ba1	BBB-	11
	20	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	Ba3	BB-	21
	40	Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16	Ba3	BB-	43
					215
Telecom - Wireless (0.1%)
	15	Dobson Cellular Systems, Secured Notes, 8.38%, due 11/1/11	Ba2	B+	16
Telecommunications (0.8%)
	45	AT&T Wireless Services, Inc., Senior Unsubordinated Notes, 8.75%, due 3/1/31	A3	A	58	ØØ
	50	Motorola, Inc., Senior Unsecured Notes, 6.00%, due 11/15/17	Baa1	A-	49
	35	Sprint Nextel Corp., Unsecured Notes, 6.00%, due 12/1/16	Baa3	BBB	34
					141
Theaters & Entertainment (0.2%)
	30	AMC Entertainment, Inc., Guaranteed Notes, Ser. B, 8.63%, due 8/15/12	Ba3	B-	31
Transportation (0.3%)
	20	Norfolk Southern Corp., Senior Notes, 7.80%, due 5/15/27	Baa1	BBB+	23
	25	Norfolk Southern Corp., Senior Unsecured Notes, 6.00%, due 4/30/08	Baa1	BBB+	25
					48
		Total Corporate Debt Securities (Cost $6,364)			6,415
Foreign Government Securities^^ (19.9%)
JPY	12,000	Bank Nederlandse Gemeenten, Notes, 1.85%, due 11/7/16	Aaa	AAA	106
EUR	129	Belgium Kingdom, Bonds, 3.00%, due 3/28/10	Aa1	AA+	182	ØØ
EUR	85	Bundesobligation, 3.25%, due 4/17/09	Aaa	AAA	122
EUR	145	Bundesrepublik Deutschland, Bonds, 4.00%, due 7/4/16	Aaa	AAA	207
EUR	75	Bundesrepublik Deutschland, Bonds, 4.00%, due 1/4/37	Aaa	AAA	100
CAD	95	Canadian Government, Bonds, 4.00%, due 6/1/16	Aaa	AAA	98
JPY	20,000	Depfa ACS Bank, Medium-Term Notes, 1.65%, due 12/20/16	Aaa	AAA	171
JPY	14,000	Development Bank of Japan, Guaranteed Unsecured Bonds, 1.05%, due 6/20/23	Aaa	AA	106	ØØ
EUR	210	France Government, Bonds, 4.00%, due 10/25/13	Aaa	AAA	301	ØØ
JPY	27,000	Inter-American Development Bank, Unsecured Bonds, 1.90%, due 7/8/09	Aaa	AAA	238	ØØ
JPY	14,000	Japan Finance Corp. for Municipal Enterprise, Guaranteed Bonds, 1.35%, due 11/26/13	Aaa	AA	122	ØØ
JPY	11,000	KFW, Guaranteed Bonds, 2.60%, due 6/20/37	Aaa	AAA	97
DKK	243	Kingdom of Denmark, Bonds, 5.00%, due 11/15/13	Aaa	AAA	49
JPY	17,000	Quebec Province, Bonds, 1.60%, due 5/9/13		A+	149	ØØ
AUD	29	Queensland Treasury Corp., Guaranteed Bonds, 6.00%, due 6/14/11	Aaa	AAA	26
JPY	23,000	Republic of Austria, Senior Unsecured Unsubordinated Bonds, 3.75%, due 2/3/09	Aaa	AAA	206	ØØ
EUR	175	Republic of Germany, Bonds, 5.50%, due 1/4/31	Aaa	AAA	288

See Notes to Schedule of Investments 65

PRINCIPAL AMOUNT			RATING§		VALUE†
(000's omitted)			Moody's	S&P	(000's omitted)
JPY	19,000	Republic of Italy, Bonds, 1.80%, due 2/23/10	Aa2	A+	168	ØØ
EUR	225	Spain Government, Bonds, 5.00%, due 7/30/12	Aaa	AAA	$337	ØØ
GBP	43	UK Government, Bonds, 4.00%, due 9/7/16	Aaa	AAA	84	ØØ
GBP	76	UK Treasury, Bonds, 4.75%, due 6/7/10	Aaa	AAA	157	ØØ
GBP	57	UK Treasury, Bonds, 4.25%, due 3/7/36	Aaa	AAA	113
		Total Foreign Government Securities (Cost $3,266)			3,427
NUMBER OF SHARES
Short-Term Investments (0.7%)
	95,812	Neuberger Berman Prime Money Fund Trust Class			96	@
	28,441	Neuberger Berman Securities Lending Quality Fund, LLC			28	‡
		Total Short-Term Investments (Cost $124)			124	#
		Total Investments (99.9%) (Cost $16,549)			17,196	##
		Cash, receivables and other assets, less liabilities (0.1%)			25
		Total Net Assets (100.0%)			$17,221

See Notes to Schedule of Investments 66

Schedule of Investments Neuberger Berman Cash Reserves

PRINCIPAL AMOUNT		RATING§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
U.S. Government Agency Securities (2.0%)
$3,000	Federal Home Loan Bank, Bonds, 5.38%, due 4/9/08	AGY	AGY	$3,000
3,000	Federal Home Loan Bank, Bonds, 4.55%, due 11/5/08	AGY	AGY	3,000	Ø
	Total U.S. Government Agency Securities			6,000
Certificates of Deposit (3.8%)
5,000	HBOS Treasury Services NY, Yankee CD, 4.80%, due 7/30/08	P-1	A-1+	5,015
4,000	Natixis NY, Yankee CD, 4.72%, due 4/29/08	P-1	A-1+	4,000
2,000	Royal Bank of Canada NY, Yankee CD, 5.38%, due 11/14/07	P-1	A-1+	2,000
690	Unicredito Italiano NY, Yankee CD, 5.30%, due 11/21/07	P-1	A-1	690
	Total Certificates of Deposit			11,705
Floating Rate Certificates of Deposit (1.4%)µ
4,265	Fortis Bank NY, Floating Rate Yankee CD, 5.06%, due 11/13/07	P-1	A-1	4,264
Commercial Paper (57.6%)
Asset-Backed Securities (26.4%)
7,500	Amsterdam Funding, 5.05%, due 12/4/07	P-1	A-1	7,465
8,000	Atlantic Asset Securitization Corp., 5.05%, due 11/19/07	P-1	A-1	7,980
8,000	Chariot Funding LLC, 5.00%, due 12/14/07	P-1	A-1	7,952
7,500	CRC Funding LLC, 4.91%, due 1/10/08	P-1	A-1+	7,428
7,500	Crown Point Capital Co., 5.20%, due 11/5/07	P-1	A-1	7,496
6,125	Fairway Finance, 5.07%, due 11/21/07	P-1	A-1	6,108
2,000	Grampian Funding LLC, 5.21%, due 12/14/07	P-1	A-1+	1,987
1,000	Mont Blanc Capital Corp., 4.82%, due 11/8/07	P-1	A-1+	999
8,500	Old Line Funding LLC, 5.04% & 5.15%, due 11/5/07 & 12/14/07	P-1	A-1+	8,490
8,500	Thames Asset Securitization LLC, 4.80%, due 11/9/07	P-1	A-1	8,491	ñ
9,000	Thunder Bay Funding, Inc., 5.05% & 5.07%, due 12/3/07 & 12/17/07	P-1	A-1	8,950
7,500	Yorktown Capital, 5.05%, due 11/5/07	P-1	A-1+	7,496
				80,842
Automotive/Auto Manufacturing (0.2%)
725	American Honda Finance Corp., 5.25%, due 11/27/07	P-1	A-1	723
Banking/Domestic (8.4%)
5,500	Bank of America NA, 5.24%, due 11/16/07	P-1	A-1+	5,488
3,000	HSBC Bank USA, 5.20%, due 1/10/08	P-1	A-1+	2,970
450	ING America Insurance Holdings, 5.16%, due 1/4/08	P-1	A-1+	446
3,500	Merrill Lynch & Co., 4.57%, due 4/30/08	P-1	A-1	3,420
4,000	Morgan Stanley, 4.80% & 5.12%, due 2/1/08 & 4/28/08	P-1	A-1+	3,926
544	Scaldis Capital LLC, 5.24%, due 11/9/07	P-1	A-1+	543	ñ
9,000	UBS Finance LLC, 4.65% & 5.10%, due 1/7/08 & 1/29/08	P-1	A-1+	8,902
				25,695
Banking/Foreign (22.6%)
5,000	ABN AMRO North America Finance, Inc., 5.20%, due 11/30/07	P-1	A-1+	4,979
3,500	Bank of Ireland, 4.73% & 5.24%, due 11/8/07 & 2/4/08	P-1	A-1	3,462
8,000	Danske Corp., 4.98% - 5.25%, due 11/9/07 - 1/17/08	P-1	A-1+	7,972
3,000	Fairway Finance, 5.18%, due 11/2/07	P-1	A-1	3,000
4,500	Fortis Banque, 4.50%, due 5/1/08	P-1	A-1+	4,398
3,000	HBOS Treasury Services PLC, 5.25%, due 11/5/07	P-1	A-1+	2,998
4,000	Societe Generale NA, 5.22%, due 11/7/07	P-1	A-1+	3,996	ØØ
4,900	Societe Generale NA, 4.50% - 5.24%, due 11/15/07 - 6/2/08	P-1	A-1+	4,802

See Notes to Schedule of Investments 67

PRINCIPAL AMOUNT		RATING§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
$5,000	Solitaire Funding Corp., 5.20%, due 1/11/08	P-1	A-1+	$4,949
7,800	Svenska Handlesbanken Inc., 5.24%, due 11/6/07	P-1	A-1+	7,794
9,000	Swedbank Mortgage AB, 5.00% & 5.10%, due 1/11/08 & 1/22/08	P-1	A-1	8,903
5,300	Unicredito Italiano PLC, 4.86% & 4.95%, due 1/4/08	P-1	A-1	5,254
7,000	Westpac Bank, 4.66%, due 1/30/08	P-1	A-1+	6,918
				69,425
	Total Commercial Paper			176,685
Corporate Debt Securities (0.0%)
Financial Services (0.0%)
150	Monument Global Funding II, Notes, 3.85%, due 3/3/08	P-1	A-1+	149	ñ
Floating Rate Corporate Debt Securities (29.2%)µ
Asset-Backed Securities (7.1%)
5,000	Beta Finance, Inc., Guaranteed Floating Rate Medium-Term Notes, 4.56%, due 11/19/07	P-1	A-1+	5,000	ñ
2,800	Dorada Finance, Inc., Floating Rate Medium-Term Notes, 5.01%, due 11/1/07	P-1	A-1+	2,800	ñ
4,000	K2 (USA) LLC, Guaranteed Floating Rate Medium-Term Notes, 5.68%, due 12/10/07	P-1	A-1+	4,000	ñ
5,000	Links Finance LLC, Floating Rate Medium-Term Notes, 5.46%, due 11/26/07	P-1	A-1+	5,000	ñ
5,000	Tango Finance Corp., Floating Rate Medium-Term Notes, 4.87%, due 11/1/07	P-1	A-1+	5,000	ñ
				21,800
Automotive/Auto Manufacturing (0.3%)
1,000	BMW US Capital LLC, Guaranteed Floating Rate Notes, 5.11%, due 11/15/07			1,000	ñ
Banking/Domestic (1.6%)
5,000	Wachovia Bank NA, Senior Floating Rate Bank Notes, 4.98%, due 11/1/07	P-1	A-1	5,000
Banking/Foreign (10.8%)
5,000	Bank of Ireland, Unsecured Floating Rate Medium-Term Notes, 5.01%, due 11/19/07	P-1	A-1	5,000	ñ
2,000	DNB Norbank ASA, Floating Rate Medium-Term Notes, Ser. E, 5.55%, due 11/26/07	P-1	A-1	2,000
5,000	La Caixa, Unsubordinated Floating Rate Notes, 5.15%, due 1/23/08	P-1	A-1	5,000	ñ
5,000	Natexis Banque Populaires, Floating Rate Bonds, 5.11%, due 11/15/07	P-1	A-1+	5,000	ñ
5,000	Nationwide Building, Floating Rate Medium-Term Notes, 5.18%, due 11/7/07	P-1	A-1	5,000	ñ
5,000	Royal Bank of Canada, Floating Rate Medium-Term Notes, 5.12%, due 11/1/07	P-1	A-1+	5,000	ñ
3,000	Schreiber Capital Co., Floating Rate Bonds, 4.86%, due 11/1/07	P-1		3,000
3,000	Unicredito Italiano PLC, Guaranteed Floating Rate Medium-Term Notes, 5.14%, due 11/9/07	P-1	A-1	3,000	ñ
				33,000
Financial Services (9.4%)
5,000	American Express Bank FSB, Floating Rate Bank Notes, 5.05%, due 11/19/07	P-1	A-1	5,000
5,500	Bear Stearns Co., Inc., Floating Rate Medium-Term Notes, Ser. B, 5.49% & 5.56%, due 11/5/07 & 11/8/07	P-1	A-1	5,503
8,000	CIT Group, Inc., Senior Unsecured Floating Rate Medium-Term Notes, 5.73%, due 11/23/07	P-1	A-1	8,001
5,000	Merrill Lynch & Co., Senior Unsecured Floating Rate Notes, 5.18%, due 11/19/07	P-1	A-1+	5,000
5,370	Morgan Stanley, Senior Floating Rate Medium-Term Notes, Ser. F, 5.33%, due 1/18/08	P-1	A-1	5,370
				28,874
	Total Floating Rate Corporate Debt Securities			89,674

See Notes to Schedule of Investments 68

PRINCIPAL AMOUNT		RATING§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Promissory Notes (3.3%)
$10,000	Goldman Sachs Promissory Notes, 5.37%, due 11/1/07	P-1	A-1+	$10,000	µ
Repurchase Agreements (5.0%)
15,500	Bank of America Repurchase Agreement, 4.90%, due 11/1/07, dated 10/31/07, Maturity Value $15,502,110, Collateralized by $17,855,253, Freddie Mac, 5.50%, due 9/1/35 and $2,685,417, Fannie Mae, 5.50%, due 9/1/34 (Collateral Value $15,810,000)			15,500
	Total Investments (102.3%)			313,977
	Liabilities, less cash, receivables and other assets [(2.3%)]			(7,111)
	Total Net Assets (100.0%)			$306,866

See Notes to Schedule of Investments 69

Notes to Schedule of Investments

†   Investments in debt securities by Lehman Brothers Core Bond Fund ("Core Bond"), Lehman Brothers High Income Bond Fund ("High Income"), Lehman Brothers Municipal Securities Trust ("Municipal Securities Trust"), Lehman Brothers Short Duration Bond Fund ("Short Duration"), and Lehman Brothers Strategic Income Fund ("Strategic Income") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other debt securities requiring daily quotations, bid price quotations are obtained from principal market makers in those securities. Investments in equity securities are valued at the latest sale price where that price is readily available; equity securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by a fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Each Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Trustees of Lehman Brothers Income Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

††  Investment securities of Lehman Brothers Municipal Money Fund ("Municipal Money"), Lehman Brothers New York Municipal Money Fund ("New York Municipal Money"), and Neuberger Berman Cash Reserves ("Cash Reserves") are valued at amortized cost, which approximates U.S. federal income tax cost.

Notes to Schedule of Investments (cont'd)

#  At cost, which approximates market value.

##  At October 31, 2007, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond	$113,174	$546	$1,552	$(1,006)
High Income	367,588	3,750	7,414	(3,664)
Municipal Securities Trust	27,145	375	143	232
Short Duration	108,753	373	812	(439)
Strategic Income	16,671	849	324	525

@@  Municipal securities held by Municipal Money and New York Municipal Money are within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's or, where not rated, are determined by the fund's investment manager to be of comparable quality. Municipal securities held by Municipal Securities Trust are within the four highest rating categories assigned by a NRSRO or, where not rated, are determined by the fund's investment manager to be of comparable quality. Approximately 84%, 68% and 92% of the municipal securities held by Municipal Money, Municipal Securities Trust, and New York Municipal Money, respectively, have credit enhancement features backing them, which the funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the fund. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the funds the right to sell back the issue on the date specified.

‡‡  Where no rating appears from any NRSRO, the security is deemed unrated for purposes of Rule 2a-7 under the Investment Company Act of 1940, as amended. Each of these securities is an eligible security based on a comparable quality analysis performed by the fund's investment manager.

‡  Managed by an affiliate of Neuberger Berman Management Inc. ("Management") and could be deemed an affiliate of the fund (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the fund and because, at times, the fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

*  Security did not produce income during the last twelve months.

~  These securities were held in escrow at October 31, 2007, to cover the below listed outstanding call options written for Strategic Income:

Number of Shares	Securities and Options	Market Value of Options
400	Schlumberger Ltd. November 07 @ 85	$4,000
1,500	General Electric January 08 @ 45	1,000
1,000	National Fuel Gas January 08 @ 50	1,000
2,600	Fording Canadian Coal Trust January 08 @ 45	1,000

Notes to Schedule of Investments (cont'd)

^^  Principal amount is stated in the currency in which the security is denominated.

  AUD = Australian Dollar

  CAD = Canadian Dollar

  DKK = Danish Krone

  EUR = Euro

  GBP = British Pound

  JPY = Japanese Yen

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At October 31, 2007, these securities amounted to approximately $3,085,000 or 3.7% of net assets for Core Bond, approximately $81,658,000 or 22.1% of net assets for High Income, approximately $30,930,000 or 3.5% of net assets for Municipal Money, approximately $50,325,000 or 7.0% of net assets for New York Municipal Money, approximately $4,847,000 or 4.6% of net assets for Short Duration, approximately $948,000 or 5.5% of net assets for Strategic Income, and approximately $59,983,000 or 19.5% of net assets for Cash Reserves.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

ß  Security is guaranteed by the corporate or non-profit obligor.

Ø  All or a portion of this security was purchased on a when-issued basis. At October 31, 2007, these securities amounted to $29,516,000 for Core Bond and $3,000,000 for Cash Reserves, respectively.

ØØ  All or a portion of this security is segregated as collateral for when-issued purchase commitments, forward foreign  currency contracts and/or financial futures contracts.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2007.

**  Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

^  Not rated by a nationally recognized statistical rating organization.

§  Credit ratings are unaudited.

§§  Rated A- by Fitch Investors Services, Inc.

a  Security is subject to a guarantee provided by ABN AMRO Bank NV, backing 100% of the total principal.

c  Security is subject to a guarantee provided by Bank of America, backing 100% of the total principal.

d  Security is subject to a guarantee provided by Bank of New York, backing 100% of the total principal.

e  Security is subject to a guarantee provided by Bank of the West, backing 100% of the total principal.

g  Security is subject to a guarantee provided by Branch Banking & Trust Co., backing 100% of the total principal.

h  Security is subject to a guarantee provided by Bear Stearns, backing 100% of the total principal.

i  Security is subject to a guarantee provided by BNP Paribas, backing 100% of the total principal.

j  Security is subject to a guarantee provided by Calyon Bank, backing 100% of the total principal.

Notes to Schedule of Investments (cont'd)

k  Security is subject to a guarantee provided by Citibank, N.A., backing 100% of the total principal.

l  Security is subject to a guarantee provided by Citigroup Global Markets, backing 100% of the total principal.

m  Security is subject to a guarantee provided by Comerica Bank, backing 100% of the total principal.

n  Security is subject to a guarantee provided by Depfa Bank PLC, backing 100% of the total principal.

o  Security is subject to a guarantee provided by Deutsche Bank, backing 100% of the total principal.

p  Security is subject to a guarantee provided by Dexia Credit Locale de France, backing 100% of the total principal.

s  Security is subject to a guarantee provided by JP Morgan Chase, backing 100% of the total principal.

t  Security is subject to a guarantee provided by KBC Bank, backing 100% of the total principal.

u  Security is subject to a guarantee provided by Key Bank, backing 100% of the total principal.

x  Security is subject to a guarantee provided by Merrill Lynch Capital Markets, backing 100% of the total principal.

y  Security is subject to a guarantee provided by Morgan Stanley, backing 100% of the total principal.

bb  Security is subject to a guarantee provided by PNC Bank, backing 100% of the total principal.

cc  Security is subject to a guarantee provided by Societe Generale, backing 100% of the total principal.

ee  Security is subject to a guarantee provided by Svenska Handelsbank, backing 100% of the total principal.

hh  Security is subject to a guarantee provided by U.S. Bank, backing 100% of the total principal.

ii  Security is subject to a guarantee provided by Wachovia Bank & Trust Co., backing 100% of the total principal.

kk  Security is subject to a guarantee provided by Federal Home Loan Bank, backing 100% of the total principal.

mm  Security is subject to a guarantee provided by Westdeutsche Landesbank Girozentrale, backing 100% of the total principal.

nn  Security is subject to a guarantee provided by Royal Bank of Canada, backing 100% of the total principal.

Statements of Assets and Liabilities

Lehman Brothers Income Funds
(000's omitted except per share amounts)

	Core Bond Fund	High Income Bond Fund	Municipal Money Fund	Municipal Securities Trust
	October 31, 2007	October 31, 2007	October 31, 2007	October 31, 2007
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$109,116	$361,933	$864,492	$27,377
Affiliated issuers	3,052	1,991	—	—
Repurchase agreements	—	—	—	—
	112,168	363,924	864,492	27,377
Cash	—	820	820	141
Foreign currency	—	—	—	—
Dividends and interest receivable	609	8,038	6,559	408
Receivable for securities sold	8,552	7,025	651	—
Receivable for Fund shares sold	43	62	16	4
Receivable from administrator—net (Note B)	—	—	—	—
Receivable for securities lending income (Note A)	—	167	—	—
Prepaid expenses and other assets	—	5	19	—
Total Assets	121,372	380,041	872,557	27,930
Liabilities
Distributions payable	22	215	481	16
Options contracts written, at market value (Note A)	—	—	—	—
Net payable for forward foreign currency exchange contracts (Note C)	—	—	—	—
Due to custodian	—	—	—	—
Payable for collateral on securities loaned (Note A)	—	1,774	—	—
Payable for securities purchased	38,156	7,148	—	—
Payable for Fund shares redeemed	21	1,090	—	18
Payable to investment manager—net (Notes A & B)	—	152	181	6
Payable to administrator—net (Note B)	51	86	254	1
Payable for securities lending fees (Note A)	—	141	—	—
Payable for variation margin (Note A)	—	—	—	—
Accrued expenses and other payables	99	189	133	61
Total Liabilities	38,349	10,795	1,049	102
Net Assets at value	$83,023	$369,246	$871,508	$27,828
Net Assets consist of:
Paid-in capital	$84,870	$392,245	$871,488	$27,572
Undistributed net investment income (loss)	—	25	1	—
Distributions in excess of net investment income	(22)	—	—	—
Accumulated net realized gains (losses) on investments	(853)	(19,992)	19	24
Net unrealized appreciation (depreciation) in value of investments	(972)	(3,032)	—	232
Net Assets at value	$83,023	$369,246	$871,508	$27,828
Net Assets
Investor Class	$35,869	$369,246	$871,508	$27,828
Institutional Class	47,154	—	—	—
Trust Class	—	—	—	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	3,675	41,039	871,562	2,484
Institutional Class	4,826	—	—	—
Trust Class	—	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$9.76	$9.00	$1.00	$11.20
Institutional Class	9.77	—	—	—
Trust Class	—	—	—	—
†Securities on loan, at market value:
Unaffiliated issuers	$—	$1,720	$—	$—
*Cost of Investments:
Unaffiliated issuers	$110,088	$364,965	$864,492	$27,145
Affiliated issuers	3,052	1,991	—	—
Total cost of investments	$113,140	$366,956	$864,492	$27,145
Total cost of foreign currency	$—	$—	$—	$—

See Notes to Financial Statements 74

	New York Municipal Money Fund	Short Duration Bond Fund	Strategic Income Fund	Cash Reserves
	October 31, 2007	October 31, 2007	October 31, 2007	October 31, 2007
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$717,723	$106,084	$17,072	$298,477
Affiliated issuers	—	—	124	—
Repurchase agreements	—	2,230	—	15,500
	717,723	108,314	17,196	313,977
Cash	—	946	12	272
Foreign currency	—	—	17	—
Dividends and interest receivable	5,320	604	207	1,066
Receivable for securities sold	771	—	117	—
Receivable for Fund shares sold	—	36	—	391
Receivable from administrator—net (Note B)	—	—	37	—
Receivable for securities lending income (Note A)	—	—	1	—
Prepaid expenses and other assets	1	3	—	9
Total Assets	723,815	109,903	17,587	315,715
Liabilities
Distributions payable	355	34	—	475
Options contracts written, at market value (Note A)	—	—	7	—
Net payable for forward foreign currency exchange contracts (Note C)	—	—	72	—
Due to custodian	24	3	—	—
Payable for collateral on securities loaned (Note A)	—	—	28	—
Payable for securities purchased	—	3,037	153	8,000
Payable for Fund shares redeemed	—	145	—	132
Payable to investment manager—net (Notes A & B)	155	23	9	21
Payable to administrator—net (Note B)	125	4	—	72
Payable for securities lending fees (Note A)	—	—	1	—
Payable for variation margin (Note A)	—	50	—	—
Accrued expenses and other payables	15	109	96	149
Total Liabilities	674	3,405	366	8,849
Net Assets at value	$723,141	$106,498	$17,221	$306,866
Net Assets consist of:
Paid-in capital	$723,130	$122,788	$15,929	$306,917
Undistributed net investment income (loss)	—	480	55	4
Distributions in excess of net investment income	—	—	—	—
Accumulated net realized gains (losses) on investments	11	(16,639)	661	(55)
Net unrealized appreciation (depreciation) in value of investments	—	(131)	576	—
Net Assets at value	$723,141	$106,498	$17,221	$306,866
Net Assets
Investor Class	$723,141	$93,389	$—	$306,866
Institutional Class	—	—	17,005	—
Trust Class	—	13,109	216	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	723,130	10,230	—	306,917
Institutional Class	—	—	1,638	—
Trust Class	—	1,507	21	—
Net Asset Value, offering and redemption price per share
Investor Class	$1.00	$9.13	$—	$1.00
Institutional Class	—	—	10.38	—
Trust Class	—	8.70	10.38	—
†Securities on loan, at market value:
Unaffiliated issuers	$—	$—	$28	$—
*Cost of Investments:
Unaffiliated issuers	$717,723	$108,537	$16,425	$313,977
Affiliated issuers	—	—	124	—
Total cost of investments	$717,723	$108,537	$16,549	$313,977
Total cost of foreign currency	$—	$—	$16	$—

Statements of Operations

Lehman Brothers Income Funds
(000's omitted)

	CORE BOND FUND	HIGH INCOME BOND FUND	MUNICIPAL MONEY FUND	MUNICIPAL SECURITIES TRUST
	For the Year Ended October 31, 2007	For the Year Ended October 31, 2007	For the Year Ended October 31, 2007	For the Year Ended October 31, 2007
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$4,151	$38,366	$31,486	$1,271
Dividend income—unaffiliated issuers	—	4	—	—
Income from securities loaned—net (Note F)	—	261	—	—
Income from investments in affiliated issuers (Note F)	136	643	—	—
Foreign taxes withheld	(1)	(6)	—	—
Total income	$4,286	$39,268	$31,486	$1,271
Expenses:
Investment management fees (Note B)	200	2,263	2,031	75
Administration fees (Note B)	48	283	508	18
Administration fees (Note B):
Investor Class	75	990	1,779	62
Institutional Class	40	—	—	—
Trust Class	—	—	—	—
Distribution fees (Note B):
Investor Class	88	—	—	—
Trust Class	—	—	—	—
Shareholder servicing agent fees:
Investor Class	42	273	119	23
Institutional Class	11	—	—	—
Trust Class	—	—	—	—
Audit fees	21	44	37	43
Custodian fees (Note B)	84	195	187	25
Insurance expense	3	20	24	1
Legal fees	60	43	39	39
Registration and filing fees	59	57	220	26
Shareholder reports	70	128	82	12
Trustees' fees and expenses	24	25	25	24
Miscellaneous	5	29	35	3
Total expenses	830	4,350	5,086	351
Expenses reimbursed by administrator (Note B)	(125)	—	(51)	(154)
Management and administration fees waived (Notes A & B)	(200)	(10)	—	—
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(3)	(17)	(69)	(3)
Total net expenses	502	4,323	4,966	194
Net investment income (loss)	$3,784	$34,945	$26,520	$1,077
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on :
Sales of investment securities of unaffiliated issuers	268	6,088	19	24
Financial futures contracts	—	—	—	—
Option contracts written	—	—	—	—
Foreign currency	—	—	—	—
Net increase from payments by affiliates (Note B)	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(1,047)	(7,504)	—	(358)
Financial futures contracts	—	—	—	—
Option contracts	—	—	—	—
Foreign currency	—	—	—	—
Net gain (loss) on investments	(779)	(1,416)	19	(334)
Net increase (decrease) in net assets resulting from operations	$3,005	$33,529	$26,539	$743

See Notes to Financial Statements 76

	NEW YORK MUNICIPAL MONEY FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND	CASH RESERVES
	For the Year Ended October 31, 2007	For the Year Ended October 31, 2007	For the Year Ended October 31, 2007	For the Year Ended October 31, 2007
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$14,396	$6,019	$805	$21,871
Dividend income—unaffiliated issuers	—	—	132	—
Income from securities loaned—net (Note F)	—	—	4	—
Income from investments in affiliated issuers (Note F)	—	—	9	—
Foreign taxes withheld	—	—	(5)	—
Total income	$14,396	$6,019	$945	$21,871
Expenses:
Investment management fees (Note B)	970	287	114	407
Administration fees (Note B)	234	69	11	244
Administration fees (Note B):
Investor Class	817	211	—	855
Institutional Class	—	—	17	—
Trust Class	—	64	—	—
Distribution fees (Note B):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Shareholder servicing agent fees:
Investor Class	31	101	—	167
Institutional Class	—	—	22	—
Trust Class	—	21	1	—
Audit fees	16	46	49	37
Custodian fees (Note B)	76	97	118	99
Insurance expense	6	4	1	16
Legal fees	38	57	70	48
Registration and filing fees	6	54	64	74
Shareholder reports	15	34	30	52
Trustees' fees and expenses	24	24	24	24
Miscellaneous	9	11	3	21
Total expenses	2,242	1,080	524	2,044
Expenses reimbursed by administrator (Note B)	(382)	(259)	(360)	—
Management and administration fees waived (Notes A & B)	—	—	—	(81)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(53)	(3)	(1)	(5)
Total net expenses	1,807	818	163	1,958
Net investment income (loss)	$12,589	$5,201	$782	$19,913
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on :
Sales of investment securities of unaffiliated issuers	11	302	969	(11)
Financial futures contracts	—	108	—	—
Option contracts written	—	—	11	—
Foreign currency	—	(78)	(142)	—
Net increase from payments by affiliates (Note B)	—	6	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	—	179	(513)	—
Financial futures contracts	—	60	—	—
Option contracts	—	—	17	—
Foreign currency	—	28	(62)	—
Net gain (loss) on investments	11	605	280	(11)
Net increase (decrease) in net assets resulting from operations	$12,600	$5,806	$1,062	$19,902

Statements of Changes in Net Assets

Lehman Brothers Income Funds
(000's omitted)

	CORE BOND FUND		HIGH INCOME BOND FUND		MUNICIPAL MONEY FUND
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,784	$3,376	$34,945	$42,320	$26,520	$22,836
Net realized gain (loss) on investments	268	(643)	6,088	(16,526)	19	16
Net increase from payments by affiliates	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(1,047)	1,335	(7,504)	15,068	—	—
Net increase (decrease) in net assets resulting from operations	3,005	4,068	33,529	40,862	26,539	22,852
Distributions to Shareholders From:
Net investment income:
Investor Class	(1,605)	(1,386)	(34,830)	(42,445)	(26,520)	(22,836)
Institutional Class	(2,197)	(2,100)	—	—	—	—
Trust Class	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	(994)	—	—	(14)	—
Institutional Class	—	(1,396)	—	—	—	—
Total distributions to shareholders	(3,802)	(5,876)	(34,830)	(42,445)	(26,534)	(22,836)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	10,961	12,621	121,484	182,483	7,010,190	5,104,293
Institutional Class	30,887	4,949	—	—	—	—
Trust Class	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	2,190	2,061	31,864	38,915	19,030	10,110
Institutional Class	1,360	3,491	—	—	—	—
Trust Class	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(10,096)	(11,837)	(371,084)	(411,231)	(6,930,867)	(4,928,381)
Institutional Class	(29,846)	(10,298)	—	—	—	—
Trust Class	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	5,456	987	(217,736)	(189,833)	98,353	186,022
Net Increase (Decrease) in Net Assets	4,659	(821)	(219,037)	(191,416)	98,358	186,038
Net Assets:
Beginning of period	78,364	79,185	588,283	779,699	773,150	587,112
End of period	$83,023	$78,364	$369,246	$588,283	$871,508	$773,150
Undistributed net investment income (loss) at end of period	$—	$—	$25	$—	$1	$1
Distributions in excess of net investment income at end of period	$(22)	$(17)	$—	$(100)	$—	$—

See Notes to Financial Statements 78

	MUNICIPAL SECURITIES TRUST		NEW YORK MUNICIPAL MONEY FUND
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Period From December 19, 2006 (Commencement of Operations ) to October 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,077	$1,168	$12,589	$3,923
Net realized gain (loss) on investments	24	126	11	4
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(358)	86	—	—
Net increase (decrease) in net assets resulting from operations	743	1,380	12,600	3,927
Distributions to Shareholders From:
Net investment income:
Investor Class	(1,077)	(1,168)	(12,589)	(3,923)
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Net realized gain on investments:
Investor Class	(126)	(158)	(4)	—
Institutional Class	—	—	—	—
Total distributions to shareholders	(1,203)	(1,326)	(12,593)	(3,923)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	4,183	4,122	2,697,772	851,383
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	974	1,101	8,590	1,866
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Payments for shares redeemed:
Investor Class	(8,962)	(6,870)	(2,156,418)	(680,063)
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Net increase (decrease) from Fund share transactions	(3,805)	(1,647)	549,944	173,186
Net Increase (Decrease) in Net Assets	(4,265)	(1,593)	549,951	173,190
Net Assets:
Beginning of period	32,093	33,686	173,190	—
End of period	$27,828	$32,093	$723,141	$173,190
Undistributed net investment income (loss) at end of period	$—	$—	$—	$—
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Lehman Brothers Income Funds
(000's omitted)

	SHORT DURATION BOND FUND		STRATEGIC INCOME FUND
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$5,201	$6,264	$782	$855
Net realized gain (loss) on investments	332	(1,023)	838	870
Net increase from payments by affiliates	6	—	—	—
Change in net unrealized appreciation (depreciation) of investments	267	1,641	(558)	525
Net increase (decrease) in net assets resulting from operations	5,806	6,882	1,062	2,250
Distributions to Shareholders From:
Net investment income:
Investor Class	(4,916)	(6,508)	—	—
Institutional Class	—	—	(810)	(1,024)
Trust Class	(694)	(775)	(4)	—
Net realized gain on investments:
Institutional Class	—	—	(727)	(2,009)
Total distributions to shareholders	(5,610)	(7,283)	(1,541)	(3,033)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	7,481	18,507	—	—
Institutional Class	—	—	823	1,994
Trust Class	3,314	4,183	272	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	4,504	6,086	—	—
Institutional Class	—	—	913	1,980
Trust Class	673	744	4	—
Payments for shares redeemed:
Investor Class	(26,840)	(67,970)	—	—
Institutional Class	—	—	(4,654)	(8,985)
Trust Class	(7,510)	(8,420)	(60)	—
Net increase (decrease) from Fund share transactions	(18,378)	(46,870)	(2,702)	(5,011)
Net Increase (Decrease) in Net Assets	(18,182)	(47,271)	(3,181)	(5,794)
Net Assets:
Beginning of period	124,680	171,951	20,402	26,196
End of period	$106,498	$124,680	$17,221	$20,402
Undistributed net investment income (loss) at end of period	$480	$168	$55	$51
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

See Notes to Financial Statements 80

	CASH RESERVES
	Year Ended October 31, 2007	Year Ended October 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$19,913	$24,485
Net realized gain (loss) on investments	(11)	(33)
Net increase from payments by affiliates	—	—
Change in net unrealized appreciation (depreciation) of investments	—	—
Net increase (decrease) in net assets resulting from operations	19,902	24,452
Distributions to Shareholders From:
Net investment income:
Investor Class	(19,913)	(24,485)
Institutional Class	—	—
Trust Class	—	—
Net realized gain on investments:
Institutional Class	—	—
Total distributions to shareholders	(19,913)	(24,485)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	764,810	(796,495)
Institutional Class	—	—
Trust Class	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	11,724	14,143
Institutional Class	—	—
Trust Class	—	—
Payments for shares redeemed:
Investor Class	(1,075,515)	(684,710)
Institutional Class	—	—
Trust Class	—	—
Net increase (decrease) from Fund share transactions	(298,981)	125,928
Net Increase (Decrease) in Net Assets	(298,992)	125,895
Net Assets:
Beginning of period	605,858	479,963
End of period	$306,866	$605,858
Undistributed net investment income (loss) at end of period	$4	$4
Distributions in excess of net investment income at end of period	$—	$—

Notes to Financial Statements Income Funds

Note A—Summary of Significant Accounting Policies:

1  General: Lehman Brothers Core Bond Fund ("Core Bond"), Lehman Brothers High Income Bond Fund ("High Income") (formerly, Neuberger Berman High Income Bond Fund), Lehman Brothers Municipal Money Fund ("Municipal Money"), Lehman Brothers Municipal Securities Trust ("Municipal Securities Trust") (formerly, Neuberger Berman Municipal Securities Trust), Lehman Brothers New York Municipal Money Fund ("New York Municipal Money"), Lehman Brothers Short Duration Bond Fund ("Short Duration") (formerly, Neuberger Berman Limited Maturity Bond Fund), Lehman Brothers Strategic Income Fund ("Strategic Income") (formerly, Neuberger Berman Strategic Income Fund), and Neuberger Berman Cash Reserves ("Cash Reserves"), (individually a "Fund", collectively, the "Funds") are separate operating series of Lehman Brothers Income Funds (formerly, Neuberger Berman Income Funds), (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Seven funds offer Investor Class shares, two offer Institutional Class shares, and two offer Trust Class shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

  It is the policy of Municipal Money, New York Municipal Money, and Cash Reserves to maintain a continuous net asset value per share of $1.00; each of these Funds has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance each of these Funds will be able to maintain a stable net asset value per share. Each of these Funds complies with Rule 2a-7 of the 1940 Act.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following each Fund's Schedule of Investments.

3  Foreign currency translation: High Income, Short Duration and Strategic Income may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. For Strategic Income, dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions (for each Fund) and foreign currency transactions (for High Income, Short Duration and Strategic Income), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which Core Bond, High Income and Short Duration participated as a plaintiff. The amounts of such proceeds for the year ended October 31, 2007 were $315,630, $22,732 and $275,015 for Core Bond, High Income and Short Duration, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on October 31, 2007, permanent differences resulting primarily from different book and tax accounting for amortization of bond premium, paydown gains and losses, expiration of capital loss carryforwards, characterization of distributions, the tax character of the proceeds from the settlement of class action litigations, distribution redesignations, and foreign currency gains and losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

  The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006 were as follows:

	Distributions Paid From:
	Taxable Income		Tax-Exempt Income		Long-Term Capital Gain		Total
	2007	2006	2007	2006	2007	2006	2007	2006
Core Bond	$3,802,047	$5,576,922	$—	$—	$—	$298,651	$3,802,047	$5,875,573
High Income	34,829,808	42,445,085	—	—	—	—	34,829,808	42,445,085
Municipal Money	14,262	—	26,520,266	22,836,205	—	—	26,534,528	22,836,205
Municipal Securities Trust	388	309	1,076,787	1,167,212	125,933	157,909	1,203,108	1,325,430
New York Municipal Money	4,144	—	12,589,326	3,923,358	—	—	12,593,470	3,923,358
Short Duration	5,609,665	7,282,810	—	—	—	—	5,609,665	7,282,810
Strategic Income	981,159	1,828,375	—	—	559,884	1,204,793	1,541,043	3,033,168
Cash Reserves	19,912,605	24,484,476	—	—	—	—	19,912,605	24,484,476

As of October 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Core Bond	$—	$—	$—	$(1,021,217)	$(804,070)	$(1,825,287)
High Income	241,021	—	—	(3,663,807)	(19,360,314)	(22,783,100)
Municipal Money	13,845	482,289	5,377	—	—	501,511
Municipal Securities Trust	—	16,172	24,194	231,360	—	271,726
New York Municipal Money	10,506	394,644	211	—	—	405,361
Short Duration	514,177	—	—	(436,945)	(16,332,861)	(16,255,629)
Strategic Income	156,311	—	611,379	524,171	—	1,291,861
Cash Reserves	479,451	—	—	—	(55,883)	423,568

The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments, timing differences of wash sales, mark to market on certain foreign currency and futures contract transactions, capital loss carryforwards, amortization of bond premium, organization expenses and depletion basis adjustments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined on October 31, 2007, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2008	2009	2010	2011	2012	2013	2014	2015
Core Bond	$—	$—	$—	$—	$67,315	$736,755	$—	$—
High Income(1)	2,021,774	923,187	—	—	—	—	16,415,353	—
Short Duration(2)	7,177,986	456,883	—	—	2,468,731	3,168,736	2,244,689	815,836
Cash Reserves	—	—	—	—	—	10,879	33,043	11,961

(1)  Of the total capital loss carryforwards shown above for High Income, $2,944,961 was acquired on September 6, 2002 in the merger with Neuberger Berman High Yield Bond Fund. The use of these losses to offset future gains may be limited in a given year.

(2)  Of the total capital loss carryforwards shown above for Short Duration, $22,772 was acquired on February 9, 2001 in a tax-free reorganization. The use of these losses to offset future gains may be limited in a given year.

6  Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund (except Strategic Income) to declare distributions from net investment income on each business day; such distributions are paid monthly. Strategic Income generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Distributions from net realized capital gains, if any, are generally distributed in December. Distributions to shareholders are recorded on the ex-date.

Strategic Income invests a portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions received from REITs held by the Fund are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2007, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. For the year ended October 31, 2007, the character of distributions paid to shareholders is disclosed within the Statements of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of the Fund's distributions during the most recently completed fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

7  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

8  Financial futures contracts: Core Bond, High Income, Municipal Securities Trust, Short Duration, and Strategic Income may each buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

  For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

  During the year ended October 31, 2007, Core Bond, High Income, Municipal Securities Trust, and Strategic Income did not enter into any financial futures contracts. During the year ended October 31, 2007, Short Duration entered into financial futures contracts. At October 31, 2007, open positions in financial futures contracts were:

Expiration	Open Contracts	Position	Unrealized Appreciation
December 2007	120 U.S. Treasury Notes, 2 Year	Long	$89,285

At October 31, 2007, Short Duration had deposited $269,000 in Fannie Mae Whole Loan, 10.10%, due 6/25/44, in a segregated account to cover margin requirements on open futures contracts.

9  Forward foreign currency contracts: High Income, Short Duration, and Strategic Income may each enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of such contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund until the contractual settlement date. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

10  Call options: Premiums received by Strategic Income upon writing a covered call option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. The Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

Summary of written option transactions for Strategic Income for the year ended October 31, 2007:

	Number	Value When Written
Contracts outstanding 10/31/2006	13,500	$14,000
Contracts written	12,300	10,000
Contracts expired	(6,200)	(5,000)
Contracts exercised	(10,000)	(10,000)
Contracts closed	(4,100)	(5,000)
Contracts outstanding 10/31/2007	5,500	$4,000

11  Security lending: A third party, eSecLending, assists Core Bond, High Income, Short Duration and Strategic Income in conducting a bidding process to attempt to identify agents/principals that would pay a guaranteed amount to each Fund in consideration of that Fund entering into an exclusive securities lending arrangement. Pursuant to such arrangements, eSecLending currently acts as lending agent for these Funds. Currently, Core Bond and Short Duration are not guaranteed any particular level of income from the program. These arrangements will change for certain Funds as a result of an auction held on October 31, 2007.

Under the securities lending arrangements, Core Bond, High Income, Short Duration and Strategic Income each receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Each of these Funds may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC ("LBAM"), an affiliate of Management.

Net income from the applicable lending program represents the guaranteed amount, if applicable, plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the year ended October 31, 2007, the approximate amount of net income received by High Income and Strategic Income under the securities lending arrangements, which is reflected in the Statements of Operations under the caption "Income from securities loaned-net"; the approximate amount of income earned on cash collateral and guaranteed amounts; and the approximate amount of fees and expenses paid on securities loaned are as follows:

	Net Income	Amount earned on cash collateral and guaranteed amounts*	Fees and Expenses Paid
High Income	$260,895	$3,632,218	$3,371,323
Strategic Income	3,929	16,763	12,834

*  The amount of income earned on cash collateral and guaranteed amounts includes the following approximate amounts of interest income earned from Quality Fund:

Interest Income Earned From the Quality Fund
High Income	$3,327,576
Strategic Income	11,413

12  Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

13  Dollar rolls: Core Bond, High Income, Short Duration, and Strategic Income may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's net asset value and may be viewed as a form of leverage. There i s a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

14  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

15  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Funds may invest in a money market fund managed by Management or an affiliate. The Funds invest in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Funds invest in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended October 31, 2007, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the year ended October 31, 2007, income earned under this Arrangement is reflected in the Statements of Operations under the caption "Income from investments in affiliated issuers." For the year ended October 31, 2007, management fees waived and income earned under this Arrangement were as follows:

	Management Fees Waived	Income Earned
Core Bond	$2,122	$135,411
High Income	9,901	643,053
Strategic Income	249	9,218

16  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

17  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except High Income, Strategic Income, and Cash Reserves) pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. High Income, Strategic Income, and Cash Reserves each pay Management a fee for investment management services at the annual rates of 0.48%, 0.60%, and 0.10%, respectively, of each Fund's average daily net assets. Management has voluntarily agreed to waive its management fee in the amount of 0.25% and 0.02% of the average daily net assets of Core Bond and Cash Reserves, respectively. Management may, at its sole discretion, terminate these agreements without notice to the Funds. For the year ended October 31, 2007, such waived fees amounted to $199,806 and $81,391 for Core Bond and Cash Reserves, respectively.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, each Fund's Investor Class pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, and the Trust Class of Short Duration and Strategic Income pays Management an administration fee at the annual rate of 0.44% and 0.34%, respectively, of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually undertaken to reimburse operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

Class	Contractual Expense Limitation(1)		Expiration	Contractual Reimbursement from Management for the Year Ended October 31, 2007
Core Bond Investor Class	0.85%		10/31/17	$68,273
Core Bond Institutional Class	0.45%		10/31/17	54,868
High Income Investor Class	1.00%		10/31/10	—
Municipal Money Investor Class	0.59%		10/31/10	50,949
Municipal Securities Trust Investor Class	0.65%		10/31/10	153,618
New York Municipal Money Investor Class	0.59	%(2)	10/31/10	—
Short Duration Investor Class	0.70%		10/31/10	204,360
Short Duration Trust Class	0.80%		10/31/10	54,550
Strategic Income Institutional Class	0.85%		10/31/17	356,257
Strategic Income Trust Class	1.10%		10/31/10	3,394
Cash Reserves Investor Class	0.65%		10/31/10	—

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  Effective January 17, 2007, Management voluntarily agreed to waive certain expenses of the Investor Class of New York Municipal Money, so that the total annual Operating Expenses of the Fund are limited to 0.47% of the average daily net assets. For the year ended October 31, 2007, such voluntarily waived fees amounted to $382,406.

  The Investor Classes of Core Bond, High Income, Municipal Money, Municipal Securities Trust, New York Municipal Money, Short Duration and Cash Reserves, the Institutional Classes of Core Bond and Strategic Income, and the Trust Classes of Short Duration and Strategic Income have each agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their respective expense limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended October 31, 2007, there was no reimbursement to Management. At October 31, 2007, contingent liabilities to Management under the agreement were as follows:

	Expiring in
	2008		2009	2010	Total
Core Bond Investor Class	$51,691	(1)	$119,159	$68,273	$239,123
Core Bond Institutional Class	91,826	(1)	98,223	54,868	244,917
Municipal Money Investor Class	—		193,464	50,949	244,413
Municipal Securities Trust Investor Class	157,589		176,704	153,618	487,911
New York Municipal Money Investor Class	—		123,196	—	123,196
Short Duration Investor Class	145,616		144,034	204,360	494,010
Short Duration Trust Class	49,486		47,206	54,550	151,242
Strategic Income Institutional Class	297,154		336,211	356,257	989,622
Strategic Income Trust Class	—		—	3,394	3,394

(1)  Certain amounts expire during the period as a result of the change in year end.

Management, Neuberger, a member firm of the New York Stock Exchange, and LBAM, are wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. LBAM, as the sub-adviser to High Income, Municipal Money, Municipal Securities Trust, Short Duration, and Cash Reserves, and Neuberger as sub-adviser to Strategic Income, are retained by Management to furnish it with investment recommendations and research information without added cost to each Fund it sub-advises. LBAM, as sub-adviser to Core Bond and New York Municipal, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of LBAM. Several individuals who are officers and/or Trustees of the Trust are also employees of LBAM and Neuberger and/or Management.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management receives no compensation therefore and no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from the Core Bond Investor Class and the Strategic Income Trust Class under their Plans, as described below.

For Core Bond's Investor Class and Strategic Income's Trust Class, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan", collectively, the "Plans") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Core Bond Investor Class' average daily net assets and 0.10% of Strategic Income Trust Class' average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

For the year ended October 31, 2007, Short Duration recorded a capital contribution from Management in the amount of $6,457. This amount was paid in connection with losses outside the Fund's direct control incurred in the disposition of foreign currency contracts. Management does not normally make payments for losses incurred in the disposition of foreign currency contracts.

Strategic Income has entered into a commission recapture program, which enables the Fund to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Funds. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended October 31, 2007, the impact of this arrangement on Strategic Income was a reduction of expenses of $720.

Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2007, the impact of this arrangement was a reduction of expenses of $2,607, $16,759, $68,538, $2,958, $52,704, $2,629, $343, and $4,998 for Core Bond, High Income, Municipal Money, Municipal Securities Trust, New York Municipal Money, Short Duration, Strategic Income, and Cash Reserves, respectively.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) for the year ended October 31, 2007 were as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$360,433,974	$59,192,340	$377,653,076	$33,848,889
High Income	—	698,698,298	—	866,596,147
Municipal Securities Trust	—	2,629,630	—	7,404,785
Short Duration	11,498,558	47,632,533	14,911,781	58,490,165
Strategic Income	5,010,922	13,310,834	5,570,155	15,967,989

All securities transactions for Municipal Money, New York Municipal Money, and Cash Reserves were short-term.

During the year ended October 31, 2007, Strategic Income had entered into various contracts to deliver currencies at specified future dates. At October 31, 2007, open contracts were as follows:

Buy	Contracts to Deliver	In Exchange For	Settlement Date	Value	Net Unrealized Appreciation/ (Depreciation)
British Pound	202,000	$407,030	12/13/07	$419,066	$12,036
Euro	273,000	383,069	12/13/07	395,178	12,109
Sell	Contracts to Deliver	In Exchange For	Settlement Date	Value	Net Unrealized Appreciation/ (Depreciation)
Australian Dollar	29,000	$23,983	12/13/07	$26,811	$(2,828)
British Pound	374,000	758,501	12/13/07	775,894	(17,393)
Canadian Dollar	102,000	97,795	12/13/07	107,416	(9,621)
Danish Krone	268,000	49,784	12/13/07	52,045	(2,261)
Euro	1,354,000	1,873,340	12/13/07	1,959,964	(86,624)
Japanese Yen	158,600,000	1,405,323	12/13/07	1,382,709	22,614

During the year ended October 31, 2007, brokerage commissions on securities transactions for Strategic Income amounted to $11,208, of which Neuberger received $410, Lehman Brothers received $1,810, and other brokers received $8,988.

Note D—Fund Share Transactions:

  Share activity for the years ended October 31, 2007 and October 31, 2006 was as follows:

	For the Year Ended October 31, 2007				For the Year Ended October 31, 2006
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold		Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed		Total
Core Bond:
Investor Class	3,171	139	(3,072)	238	1,293		210		(1,208)		295
Institutional Class	1,120	223	(1,029)	314	505		356		(1,046)		(185)
High Income:
Investor Class	13,237	3,483	(40,442)	(23,722)	20,191		4,309		(45,459)		(20,959)
Municipal Money:
Investor Class	7,010,190	19,030	(6,930,867)	98,353	5,104,293		10,110		(4,928,381)		186,022
Municipal Securities Trust:
Investor Class	371	87	(799)	(341)	365		98		(611)		(148)
New York Municipal Money:
Investor Class	2,697,772	8,590	(2,156,418)	549,944	851,383	(1)(2)	1,866	(1)	(680,063	)(1)	173,186 (1)
Short Duration:
Investor Class	821	495	(2,947)	(1,631)	2,040		670		(7,473)		(4,763)
Trust Class	382	78	(866)	(406)	483		86		(971)		(402)
Strategic Income:
Institutional Class	79	89	(446)	(278)	188		195		(870)		(487)
Trust Class(3)	26	1	(6)	21	—		—		—		—
Cash Reserves:
Investor Class	764,810	11,724	(1,075,515)	(298,981)	796,495		14,143		(684,710)		125,928

(1)  Period from December 19, 2005 (Commencement of operations) to October 31, 2006.

(2)  Includes initial capitalization of $10 on December 19, 2005.

(3)  Period from April 2, 2007 to October 31, 2007.

Note E—Line of Credit:

At October 31, 2007, Core Bond, High Income, Short Duration and Strategic Income were participants in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time.

On May 25, 2007 Municipal Money, New York Municipal Money and Cash Reserves became participants in a single committed, unsecured $300,000,000 line of credit with State Street and Bank of New York, as agent, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.375% per annum. A commitment fee of 0.075% per annum of the unused available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $300,000,000 at any particular time.

On September 27, 2007 Municipal Money, New York Municipal Money and Cash Reserves became participants in a single uncommitted, unsecured $150,000,000 line of credit with State Street, as lender, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.375% per annum. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time.

The Funds had no loans outstanding pursuant to these lines of credit at October 31, 2007. During the year ended October 31, 2007, the Funds did not utilize these lines of credit.

Note F—Investments In Affiliates:

Core Bond:
Name of Issuer	Balance of Shares Held October 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2007	Value October 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	2,881,459	52,909,747	52,739,591	3,051,615	$3,051,615	$135,411
High Income:
Name of Issuer	Balance of Shares Held October 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2007	Value October 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	19,447,504	497,767,939	516,998,615	216,828	$216,828	$643,053
Neuberger Berman Securities Lending Quality Fund, LLC**	47,300,231	352,555,377	398,082,047	1,773,561	1,773,561	3,327,576
Total					$1,990,389	$3,970,629

Strategic Income:
Name of Issuer	Balance of Shares Held October 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2007	Value October 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	100,979	8,061,226	8,066,393	95,812	$95,812	$9,218
Neuberger Berman Securities Lending Quality Fund, LLC**	60,751	1,555,288	1,587,598	28,441	28,441	11,413
Total					$124,253	$20,631

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board Members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by LBAM, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission has permitted investment companies to delay implementation of FIN 48. Each Fund will have until April 30, 2008 to implement FIN 48. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Funds' financial position or results of operations.

Financial Highlights

Lehman Brothers Core Bond Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class

	Year Ended October 31,		Period from October 1, 2005 to October 31,		Year Ended September 30,
	2007	2006	2005		2005‡‡	2004ÿ	2003§§
Net Asset Value, Beginning of Period	$9.85	$10.09	$10.21		$10.51	$10.80	$10.72
Income From Investment Operations:
Net Investment Income (Loss)	.44 @	.41 @	.03	@	.31 @	.23	.28
Net Gains or Losses on Securities (both realized and unrealized)	(.09)	.09	(.12)		(.04)	.11	.24
Total From Investment Operations	.35	.50	(.09)		.27	.34	.52
Less Distributions From:
Net Investment Income	(.44)	(.43)	(.03)		(.31)	(.23)	(.28)
Net Capital Gains	—	(.31)	—		(.26)	(.40)	(.16)
Total Distributions	(.44)	(.74)	(.03)		(.57)	(.63)	(.44)
Net Asset Value, End of Period	$9.76	$9.85	$10.09		$10.21	$10.51	$10.80
Total Return††	+3.67%	+5.21%	(.87	)%**	+2.64%	+3.29%	+5.01%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$35.9	$33.9	$31.7		$31.2	$26.0	$26.1
Ratio of Gross Expenses to Average Net Assets#	.85%	.86%	.85	%*	.86%	.85%	.85%
Ratio of Net Expenses to Average Net Assets	.85%‡	.85%‡	.85	%*‡	.85%‡	.85%	.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.51%	4.22%	3.51	%*	3.03%	2.21%	2.63%
Portfolio Turnover Rate	404%	399%	34	%**	462%	390%	343%

See Notes to Financial Highlights 94

Financial Highlights

Institutional Class

	Year Ended October 31,		Period from October 1, 2005 to October 31,		Year Ended September 30,
	2007	2006	2005		2005‡‡	2004ÿ	2003§§
Net Asset Value, Beginning of Period	$9.86	$10.11	$10.22		$10.52	$10.81	$10.73
Income From Investment Operations
Net Investment Income (Loss)	.48 @	.45 @	.03	@	.33 @	.28	.33
Net Gains or Losses on Securities (both realized and unrealized)	(.09)	.08	(.11)		(.02)	.11	.24
Total From Investment Operations	.39	.53	(.08)		.31	.39	.57
Less Distributions From:
Net Investment Income	(.48)	(.47)	(.03)		(.35)	(.28)	(.33)
Net Capital Gains	—	(.31)	—		(.26)	(.40)	(.16)
Total Distributions	(.48)	(.78)	(.03)		(.61)	(.68)	(.49)
Net Asset Value, End of Period	$9.77	$9.86	$10.11		$10.22	$10.52	$10.81
Total Return††	+4.08%	+5.52%	(.73	)%**	+3.05%	+3.72%	+5.43%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$47.2	$44.5	$47.5		$48.5	$233.6	$215.5
Ratio of Gross Expenses to Average Net Assets#	.45%	.46%	.45	%*	.45%	.45%	.45%
Ratio of Net Expenses to Average Net Assets	.45%‡	.45%‡	.45	%*‡	.45%‡	.45%	.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.91%	4.60%	3.91	%*	3.17%	2.61%	3.04%
Portfolio Turnover Rate	404%	399%	34	%**	462%	390%	343%

See Notes to Financial Highlights 95

Financial Highlights

Lehman Brothers High Income Bond Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class

	Year Ended October 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$9.08	$9.10	$9.54	$9.25	$8.81
Income From Investment Operations:
Net Investment Income (Loss)@	.68	.59	.55	.58	.60
Net Gains or Losses on Securities (both realized and unrealized)	(.08)	(.02)	(.44)	.29	.44
Total From Investment Operations	.60	.57	.11	.87	1.04
Less Distributions From:
Net Investment Income	(.68)	(.59)	(.55)	(.58)	(.60)
Net Asset Value, End of Year	$9.00	$9.08	$9.10	$9.54	$9.25
Total Return††	+6.73%	+6.53%	+1.17%	+9.68%	+12.14%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$369.2	$588.3	$779.7	$813.2	$519.7
Ratio of Gross Expenses to Average Net Assets#	.92%	.90%	.91%	.90%	.90%
Ratio of Net Expenses to Average Net Assets	.92%‡	.89%‡	.91%	.90%	.90%§
Ratio of Net Investment Income (Loss) to Average Net Assets	7.41%	6.52%	5.88%	6.16%	6.54%
Portfolio Turnover Rate	153%	136%	63%	79%	148%

See Notes to Financial Highlights 96

Financial Highlights

Lehman Brothers Municipal Money Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class

	Year Ended October 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$.9998	$.9998	$.9998	$.9998	$.9998
Income From Investment Operations:
Net Investment Income (Loss)	.0313	.0276	.0158	.0051	.0050
Net Gains or Losses on Securities	.0001	.0000	—	—	—
Total From Investment Operations	.0314	.0276	.0158	.0051	.0050
Less Distributions From:
Net Investment Income	(.0313)	(.0276)	(.0158)	(.0051)	(.0050)
Net Capital Gains	(.0000)	—	—	—	—
Total Distributions	(.0313)	(.0276)	(.0158)	(.0051)	(.0050)
Net Asset Value, End of Year	$.9999	$.9998	$.9998	$.9998	$.9998
Total Return††	+3.18%	+2.80%	+1.59%	+.51%	+.50%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$871.5	$773.2	$587.1	$426.1	$410.9
Ratio of Gross Expenses to Average Net Assets#	.59%	.59%	.60%	.61%	.61%
Ratio of Net Expenses to Average Net Assets	.59%‡	.59%‡	.60%	.61%	.61%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.13%	2.81%	1.62%	.51%	.50%

See Notes to Financial Highlights 97

Financial Highlights

Lehman Brothers Municipal Securities Trust

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class

	Year Ended October 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$11.36	$11.33	$11.81	$11.86	$11.80
Income From Investment Operations:
Net Investment Income (Loss)@	.41	.40	.40	.40	.40
Net Gains or Losses on Securities (both realized and unrealized)	(.12)	.08	(.41)	(.00)	.12
Total From Investment Operations	.29	.48	(.01)	.40	.52
Less Distributions From:
Net Investment Income	(.41)	(.40)	(.40)	(.40)	(.40)
Net Capital Gains	(.04)	(.05)	(.07)	(.05)	(.06)
Total Distributions	(.45)	(.45)	(.47)	(.45)	(.46)
Net Asset Value, End of Year	$11.20	$11.36	$11.33	$11.81	$11.86
Total Return††	+2.61%	+4.38%	(.09)%	+3.43%	+4.50%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$27.8	$32.1	$33.7	$37.1	$42.3
Ratio of Gross Expenses to Average Net Assets#	.66%	.66%	.66%	.65%	.65%
Ratio of Net Expenses to Average Net Assets‡	.65%	.65%	.66%	.65%	.65%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.61%	3.56%	3.44%	3.40%	3.37%
Portfolio Turnover Rate	9%	28%	16%	8%	12%

See Notes to Financial Highlights 98

Financial Highlights

Lehman Brothers New York Municipal Money Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class

	Year Ended October 31, 2007	Period from December 19, 2005^ to October 31 2006
Net Asset Value, Beginning of Period	$1.0000	$1.0000
Income From Investment Operations:
Net Investment Income (Loss)	.0322	.0249
Net Gains or Losses on Securities	.0000	.0000
Total From Investment Operations	.0322	.0249
Less Distributions From:
Net Investment Income	(.0322)	(.0249)
Net Capital Gains	(.0000)	—
Total Distributions	(.0322)	(.0249)
Net Asset Value, End of Period	$1.0000	$1.0000
Total Return††	+3.27%	+2.51	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$723.1	$173.2
Ratio of Gross Expenses to Average Net Assets#	.48%	.55	%*
Ratio of Net Expenses to Average Net Assets‡	.46%	.54	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.22%	2.94	%*

See Notes to Financial Highlights 99

Financial Highlights

Lehman Brothers Short Duration Bond Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class

	Year Ended October 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$9.11	$9.13	$9.41	$9.61	$9.65
Income From Investment Operations:
Net Investment Income (Loss)@	.41	.35	.25	.24	.28
Net Gains or Losses on Securities (both realized and unrealized)	.06	.03	(.18)	(.11)	.03
Total From Investment Operations	.47	.38	.07	.13	.31
Less Distributions From:
Net Investment Income	(.45)	(.40)	(.35)	(.33)	(.35)
Net Asset Value, End of Year	$9.13	$9.11	$9.13	$9.41	$9.61
Total Return††	+5.24%	+4.28%	+.77%	+1.43%	+3.23%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$93.4	$108.1	$151.8	$162.6	$199.4
Ratio of Gross Expenses to Average Net Assets#	.70%	.71%	.71%	.70%	.70%
Ratio of Net Expenses to Average Net Assets‡	.70%	.70%	.70%	.70%	.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.54%	3.80%	2.75%	2.49%	2.88%
Portfolio Turnover Rate	53%	74%	166%	94%	129%

See Notes to Financial Highlights 100

Financial Highlights

Trust Class

	Year Ended October 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$8.68	$8.70	$8.97	$9.15	$9.20
Income From Investment Operations:
Net Investment Income (Loss)@	.39	.32	.23	.22	.26
Net Gains or Losses on Securities (both realized and unrealized)	.05	.03	(.17)	(.09)	.01
Total From Investment Operations	.44	.35	.06	.13	.27
Less Distributions From:
Net Investment Income	(.42)	(.37)	(.33)	(.31)	(.32)
Net Asset Value, End of Year	$8.70	$8.68	$8.70	$8.97	$9.15
Total Return††	+5.15%	+4.16%	+.64%	+1.44%	+3.00%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$13.1	$16.6	$20.1	$27.0	$36.5
Ratio of Gross Expenses to Average Net Assets#	.80%	.81%	.81%	.80%	.80%
Ratio of Net Expenses to Average Net Assets‡	.80%	.80%	.81%	.80%	.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.44%	3.69%	2.64%	2.38%	2.80%
Portfolio Turnover Rate	53%	74%	166%	94%	129%

See Notes to Financial Highlights 101

Financial Highlights

Lehman Brothers Strategic Income Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Institutional Class

	Year Ended October 31,				Period from July 11, 2003^ to October 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.65	$10.90	$10.72	$10.11	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	.43	.38	.37	.36	.10
Net Gains or Losses on Securities (both realized and unrealized)	.15	.65	.34	.69	.09
Total From Investment Operations	.58	1.03	.71	1.05	.19
Less Distributions From:
Net Investment Income	(.45)	(.46)	(.45)	(.44)	(.08)
Net Capital Gains	(.40)	(.82)	(.08)	—	—
Total Distributions	(.85)	(1.28)	(.53)	(.44)	(.08)
Net Asset Value, End of Period	$10.38	$10.65	$10.90	$10.72	$10.11
Total Return††	+5.64%	+10.34%	+6.68%	+10.65%	+1.95	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$17.0	$20.4	$26.2	$29.4	$23.6
Ratio of Gross Expenses to Average Net Assets#	.86%	.86%	.86%	.85%	.85	%*
Ratio of Net Expenses to Average Net Assets‡	.85%	.85%	.85%	.84%	.84	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	4.10%	3.66%	3.43%	3.44%	3.51	%*
Portfolio Turnover Rate	99%	111%	89%	85%	34	%**

See Notes to Financial Highlights 102

Financial Highlights

Trust Class

	Period from April 2, 2007^ to October 31, 2007
Net Asset Value, Beginning of Period	$10.39
Income From Investment Operations:
Net Investment Income (Loss)@	.24
Net Gains or Losses on Securities (both realized and unrealized)	(.02)
Total From Investment Operations	.22
Less Distributions From:
Net Investment Income	(.23)
Total Distributions	(.23)
Net Asset Value, End of Period	$10.38
Total Return††	+2.16	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$.2
Ratio of Gross Expenses to Average Net Assets#	1.11	%*
Ratio of Net Expenses to Average Net Assets‡	1.10	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.92	%*
Portfolio Turnover Rate	99	%^^

See Notes to Financial Highlights 103

Financial Highlights

Neuberger Berman Cash Reserves

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class

	Year Ended October 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Income From Investment Operations:
Net Investment Income (Loss)	.0488	.0441	.0239	.0056	.0066
Net Gains or Losses on Securities	(.0000)	(.0000)	(.0000)	.0000	.0000
Total From Investment Operations	.0488	.0441	.0239	.0056	.0066
Less Distributions From:
Net Investment Income	(.0488)	(.0441)	(.0239)	(.0056)	(.0066)
Net Capital Gains	—	—	—	(.0000)	—
Total Distributions	(.0488)	(.0441)	(.0239)	(.0056)	(.0066)
Net Asset Value, End of Year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return††	+5.00%	+4.50%	+2.42%	+.57%	+.66%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$306.9	$605.9	$480.0	$481.2	$617.7
Ratio of Gross Expenses to Average Net Assets#	.48%	.45%	.49%	.63%	.59%
Ratio of Net Expenses to Average Net Assets	.48%‡	.45%‡	.49%‡	.63%	.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.89%	4.45%	2.40%	.55%	.68%

See Notes to Financial Highlights 104

Notes to Financial Highlights Income Funds

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. For the year ended October 31, 2007, Management reimbursed Short Duration for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended October 31,		Period from October 1, 2005 to October 31,	Year Ended September 30,
	2007	2006	2005	2005
Core Bond Fund Investor Class	1.30%	1.46%	1.58%	1.05%
Core Bond Fund Institutional Class	.83%	.91%	1.05%	.55%

	Year Ended October 31,
	2007	2006	2005	2004	2003
Municipal Money Fund Investor Class	.59%	.61%	—	—	—
Municipal Securities Trust Investor Class	1.17%	1.19%	1.10%	1.06%	.98%
Short Duration Bond Fund Investor Class	.90%	.80%	.80%	.77%	.74%
Short Duration Bond Fund Trust Class	1.18%	1.06%	1.02%	.95%	.93%
Cash Reserves Investor Class	.50%	.47%	.51%	—	—
	Year Ended October 31,
	2007	2006	2005	2004	2003
High Income Bond Fund Investor Class	.92%	.90%	—	—	—

	Year Ended October 31, 2007	Period from December 19, 2005 to October 31, 2006
New York Municipal Money Fund Investor Class	.57%	.69%

Notes to Financial Highlights Income Funds (cont'd)

	Year Ended October 31,					Period from July 11, 2003 to October 31,
	2007		2006	2005	2004	2003
Strategic Income Fund Institutional Class	2.73%		2.29%	1.82%	1.72%	3.77%
Strategic Income Fund Trust Class	4.81	%(1)	—	—	—	—

(1)  Period from April 2, 2007 to October 31, 2007

§  After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended October 31, 2003
High Income Bond Fund Investor Class	.90%

^  The date investment operations commenced.

*  Annualized.

**  Not annualized.

@  The per share amounts which are shown for the periods ended October 31, 2003 and thereafter (September 30, 2005 and thereafter for Core Bond Fund) have been calculated based on the average number of shares outstanding during each fiscal period.

‡‡  Effective after the close of business on June 10, 2005, Management succeeded Ariel Capital Management, LLC, as the Fund's investment manager. The financial highlights for the year ended September 30, 2005 include the income and expenses attributable to the Ariel Premier Bond Fund for the period from October 1, 2004 through June 10, 2005 and the income and expenses of the Fund, thereafter.

ÿ  Audited by other auditors whose report dated November 15, 2004 expressed an unqualified opinion.

§§  Audited by other auditors whose report dated October 17, 2003 expressed an unqualified opinion.

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2007 for Strategic Income Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lehman Brothers Income Funds and Shareholders of:
Lehman Brothers High Income Bond Fund
Lehman Brothers Municipal Money Fund
Lehman Brothers Municipal Securities Trust
Lehman Brothers Short Duration Bond Fund
Lehman Brothers Strategic Income Fund
Neuberger Berman Cash Reserves

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lehman Brothers High Income Bond Fund (formerly Neuberger Berman High Income Bond Fund), Lehman Brothers Municipal Money Fund, Lehman Brothers Municipal Securities Trust (formerly Neuberger Berman Municipal Securities Trust), Lehman Brothers Short Duration Bond Fund (formerly Neuberger Berman Limited Maturity Bond Fund), Lehman Brothers Strategic Income Fund (formerly Neuberger Berman Strategic Income Fund), and Neuberger Berman Cash Reserves, seven of the series constituting the Lehman Brothers Income Funds (formerly Neuberger Berman Income Funds) (the "Trust"), as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above-mentioned series of Lehman Brothers Income Funds at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 14, 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Lehman Brothers Income Funds and
Shareholders of
Lehman Brothers Core Bond Fund
Lehman Brothers New York Municipal Money Fund

We have audited the accompanying statement of assets and liabilities of the Lehman Brothers Core Bond Fund and the Lehman Brothers New York Municipal Money Fund, each a series of the Lehman Brothers Income Funds (the "Trust"), including the schedules of investments, as of October 31, 2007, and the related statements of operations for the year then ended, and for the Lehman Brothers Core Bond Fund, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period then ended and for the period October 1, 2005 through October 31, 2005, and for the year ended September 30, 2005, and for the Lehman Brothers New York Municipal Money Fund, the statements of changes in net assets and the financial highlights for the year then ended and for the period December 19, 2005 (commencement of operations) to October 31, 2006. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Lehman Brothers Core Bond Fund for each of the two years in the period ended September 30, 2004 have been audited by other auditors, whose reports dated November 15, 2004 and October 17, 2003 expressed unqualified opinions on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lehman Brothers Core Bond Fund and the Lehman Brothers New York Municipal Money Fund, as of October 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
December 14, 2007

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Advisers

Lehman Brothers Asset Management LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

For Investor Class Shareholders Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Institutional Class, and Trust Class Shareholders Address correspondence to:

Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Attn: Institutional Services 800.366.6264

Legal Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustee and Officer Information

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of Lehman Brothers Income Funds (the "Trust"). All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Management Inc. ("Management"), Lehman Brothers Asset Management LLC ("LBAM") and Neuberger Berman, LLC ("Neuberger"). The Statement of Additional Information includes additional information about the Trustees and Officers and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee
Independent Trustees

John Cannon (77)	Trustee since 1994	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	59	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

Faith Colish (72)	Trustee since 2000	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	59	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee
Martha C. Goss (58)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	59	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

C. Anne Harvey (70)	Trustee since 2000	President, C.A. Harvey Associates since October 2001; formerly, Director, AARP, 1978 to December 2001.	59	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (80)	Trustee since 1993	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	59	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee
Michael M. Knetter (47)	Trustee since 2007	Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	59	Trustee, Northwestern Mutual Series Fund, Inc. since February 2007; Director, Wausau Paper since 2005; Director, Great Wolf Resorts since 2004.

Howard A. Mileaf (70)	Trustee since 2000	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	59	Director, Webfinancial Corporation (holding company) since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

George W. Morriss (60)	Trustee since 2007	Formerly, Executive Vice President and Chief Financial Officer, People's Bank (a financial services company), 1991 to 2001.	59	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.

Edward I. O'Brien (79)	Trustee since 2000	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	59	Director, Legg Mason, Inc. (financial services holding company) since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee
William E. Rulon (75)	Trustee since 1993	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants) until January 1997.	59	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Cornelius T. Ryan (76)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation since 1981.	59	None.

Tom D. Seip (57)	Trustee since 2000; Lead Independent Trustee beginning 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	59	Director, H&R Block, Inc. (financial services company) since May 2001; Chairman, Compensation Committee, H&R Block, Inc. since 2006; Director, America One Foundation since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee
Candace L. Straight (60)	Trustee since 1993	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	59	Director, Montpelier Re (reinsurance company) since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company) since 2004; Director, The Proformance Insurance Company (property and casualty insurance company) since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (63)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	59	None.

Jack L. Rivkin* (67)	President and Trustee since 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman Inc. (holding company) since 2002 and 2003, respectively; Managing Director and Chief Investment Officer, Neuberger, since December 2005 and 2003, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; Director and Chairman, Management since December 2002; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	59	Director, Dale Carnegie and Associates, Inc. (private company) since 1998; Director, Solbright, Inc. (private company) since 1998.

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee
Peter E. Sundman* (48)	Chairman of the Board and Trustee since 2000; Chief Executive Officer since 1999; President from 1999 to 2000	Executive Vice President, Neuberger Berman Inc. (holding company) since 1999; Head of Neuberger Berman Inc.'s Mutual Funds Business (since 1999) and Institutional Business (1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 1999; President and Director, Management since 1999; Managing Director, Neuberger since 2005; formerly, Executive Vice President, Neuberger, 1999 to December 2005; formerly, Principal, Neuberger, 1997 to 1999; formerly, Senior Vice President, Management, 1996 to 1999.	59	Director and Vice President, Neuberger & Berman Agency, Inc. since 2000; formerly, Director, Neuberger Berman Inc. (holding company), October 1999 to March 2003; Trustee, Frost Valley YMCA; Trustee, College of Wooster.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management, LBAM and/or Neuberger.

Information about the Officers of the Trust

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (46)	Anti-Money Laundering Compliance Officer since 2002	Senior Vice President, Neuberger since 2006; Deputy General Counsel, Neuberger since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Associate General Counsel, Neuberger, 1999 to 2004; Anti-Money Laundering Compliance Officer, sixteen registered investment companies for which Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (37)	Assistant Treasurer since 2005	Vice President, Neuberger since 2006; Employee, Management since 1997; Assistant Treasurer, sixteen registered investment companies for which Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Claudia A. Brandon (51)	Secretary since 1985	Senior Vice President, Neuberger since 2007; Vice President-Mutual Fund Board Relations, Management since 2000 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006 and Employee since 1999; Secretary, sixteen registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Robert Conti (51)	Vice President since 2000	Managing Director, Neuberger since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; Senior Vice President, Management since 2000; Vice President, sixteen registered investment companies for which Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Brian J. Gaffney (54)	Vice President since 2000	Managing Director, Neuberger since 1999; Senior Vice President, Management since 2000; Vice President, sixteen registered investment companies for which Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (56)	Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger since 2002; Deputy General Counsel and Assistant Secretary, Neuberger since 2001; Senior Vice President, Management since 2006; Secretary and General Counsel, Management since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), sixteen registered investment companies for which Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Sheila R. James (42)	Assistant Secretary since 2002	Assistant Vice President, Neuberger since 2007 and Employee since 1999; Assistant Secretary, sixteen registered investment companies for which Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Kevin Lyons (52)	Assistant Secretary since 2003	Employee, Neuberger since 1999; Assistant Secretary, sixteen registered investment companies for which Management acts as investment manager and administrator (nine since 2003, four since 2004, one since 2005 and two since 2006).

John M. McGovern (37)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002	Senior Vice President, Neuberger since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management since 1993; Treasurer and Principal Financial and Accounting Officer, sixteen registered investment companies for which Management acts as investment manager and administrator (fourteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (36)	Assistant Treasurer since 2005	Vice President, Neuberger since 2006; Employee, Management since 1995; Assistant Treasurer, sixteen registered investment companies for which Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Frederic B. Soule (61)	Vice President since 2000	Senior Vice President, Neuberger since 2003; formerly, Vice President, Neuberger, 1999 to 2002; Vice President, sixteen registered investment companies for which Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Chamaine Williams (36)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger since 2007; Chief Compliance Officer, Management since 2006; Senior Vice President, Lehman Brothers Inc. since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, sixteen registered investment companies for which Management acts as investment manager and administrator (fifteen since 2005 and one since 2006); Chief Compliance Officer, Lehman Brothers Asset Management Inc. since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC since 2003; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each Officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

For Lehman Brothers Strategic Income Fund 3.9% of the dividends distributed during the fiscal year ended October 31, 2007 qualifies for the dividends received deduction for corporate shareholders.

Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 2007. This information should not be used to complete your tax returns.

	U.S. Treasury Obligations	Other Direct U.S. Government Obligations	Other Indirect U.S. Government Obligations	Repurchase Agreements
Lehman Brothers High Income Bond Fund	0.0%	0.0%	0.0%	0.0%
Lehman Brothers Short Duration Bond Fund	0.0	0.0	7.3	2.0
Lehman Brothers Strategic Income Fund	2.9	0.6	10.7	0.6
Neuberger Berman Cash Reserves	0.0	0.9	0.3	6.0

In January 2008, you will receive information to be used in filing your 2007 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2007. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2007, the percentage representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax for the Lehman Brothers Municipal Securities Trust Fund is 99.96%.

For the fiscal year ended October 31, 2007, Lehman Brothers High Income Bond Fund and Lehman Brothers Strategic Income Fund designates $3,750 and $153,683, respectively, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding the Fund's distributions during the calendar year 2007 will be reported in conjunction with Form 1099DIV.

For the fiscal period ended October 31, 2007, the percentages representing the portion of distributions from net investment income, which are exempt from federal tax, other than alternative minimum tax are as follows:

Lehman Brothers Municipal Money Fund    100%
Lehman Brothers New York Municipal Money Fund  100%

Lehman Brothers Municipal Securities Trust and Lehman Brothers Strategic Income Fund hereby designate $125,933 and $559,884, respectively, as a capital gain distribution.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 27, 2007, the Board of Trustees of Lehman Brothers Income Funds ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") or Lehman Brothers Income Funds ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") between Management and each of Lehman Brothers Core Bond Fund, Lehman Brothers High Income Bond Fund, Lehman Brothers Municipal Money Fund, Lehman Brothers Municipal Securities Trust, Lehman Brothers New York Municipal Money Fund, Lehman Brothers Short Duration Bond Fund, Lehman Brothers Strategic Income Fund and Neuberger Berman Cash Reserves (each a "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Lehman Brothers Asset Management LLC ("LBAM") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and LBAM regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and LBAM. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and LBAM have time to respond t o any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and LBAM; (2) the performance of each Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses historically realized by Management and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of each Fund and the experience and staffing of the portfolio management and investment research personnel who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and LBAM's policies and practices regarding brokerage. The Board considered the quality of brokerage execution obtained by Management. The Board's

Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Lehman Brothers Inc. provides, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Funds. The Board also reviewed whether Management and LBAM used brokers to execute Fund transactions that provide research and other services to Management and LBAM, and the types of benefits potentially derived by Management, LBAM, the Funds and other clients of Management and LBAM from such services. In addition, the Board noted the positive compliance history of Management, as the firm has been free of significant compliance problems.

With respect to the performance of each Fund, the Board considered the performance of each Fund relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies to the Fund. The Board also considered performance in relation to the degree of risk undertaken by the portfolio manager(s).

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds and fall-out benefits likely to accrue to Management or LBAM or their affiliates from their relationship with each Fund. The Board also considered the profitability of Management and its affiliates from their association with each Fund.

The Board reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management or administration needs contributed to the management fee. In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for each class of each Fund. The Board noted that certain classes of certain Funds also have voluntary limits which further reduce Fund expenses. The Board noted that Management incurred a loss on Lehman Brothers Core Bond Fund, Lehman Brothers Municipal Securities Trust and Lehman Brothers Strategic Income Fund.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies to the Funds. The Board compared the fees charged to each Fund at various asset levels to the fees charged to any such funds or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and any such funds or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period and the trend in profit or loss over time. The Board also carefully examined Management's cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and LBAM could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory; that each Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the benefits accruing to each Fund.

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Investment manager: Neuberger Berman Management Inc.

Sub-advisers: Lehman Brothers Asset Management LLC
                         Neuberger Berman LLC

Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker/Dealer and Institutional Services: 800.366.6264 Web site: www.nb.com
Lehman Brothers New York Municipal Money Fund Inquiries:
888.556.9030 Web site: www.lehmanam.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0648 12/07

Lehman Brothers Tax-Free Money Fund

Lehman Brothers National Municipal Money Fund

Annual Report

October 31, 2007

Contents

THE FUNDS

Chairman's Letter	1

PORTFOLIO COMMENTARY/MATURITY DIVERSIFICATION

Lehman Brothers Tax-Free Money Fund	2

Lehman Brothers National Municipal Money Fund	2

Fund Expense Information	6

FINANCIAL STATEMENTS	8

FINANCIAL HIGHLIGHTS/PER SHARE DATA

Lehman Brothers Tax-Free Money Fund	16

Lehman Brothers National Municipal Money Fund	17

Reports of Independent Registered Public Accounting Firms	19

THE MASTER SERIES

SCHEDULE OF INVESTMENTS

Tax-Exempt Master Series	21

Municipal Master Series	34

FINANCIAL STATEMENTS	46

FINANCIAL HIGHLIGHTS

Tax-Exempt Master Series	52

Municipal Master Series	53

Reports of Independent Registered Public Accounting Firms	55

Directory	57

Trustees and Officers	58

Proxy Voting Policies and Procedures	66

Quarterly Portfolio Schedule	66

Notice to Shareholders	66

Board Consideration of the Management and Sub-Advisory Agreements	66

©2007 Lehman Brothers Asset Management LLC. All rights reserved.

Chairman's Letter

We are pleased to present to you the annual report for the Lehman Brothers Tax-Free Money Fund and the Lehman Brothers National Municipal Money Fund for the fiscal year ended October 31, 2007.

The Funds' investment objectives are simple and straightforward—seeking the highest available current income exempt from federal income tax through investment strategies consistent with the highest standards for safety and liquidity. Portfolio Co-Managers William Furrer and Kristian Lind employ strategies including active weighted average maturity management (positioning the portfolio in the most advantageous points on the yield curve), sector allocation (taking advantage of opportunistic pricing in the different sectors of the municipal securities markets) and, most importantly, security selection.

Over the many years that we have been investing in municipal money markets, we have developed an extensive national network of regional brokers who provide considerable assistance in identifying high quality, attractively priced securities. We also do our own internal credit analysis on every issue we invest in. We believe that our ongoing commitment to assessing the credit quality of potential investments will continue to reward our shareholders.

Sincerely,

Peter Sundman
Chairman of the Board
Lehman Brothers Income Funds

1

Lehman Brothers Tax-Free Money Fund
Lehman Brothers National Municipal Money Fund
Portfolio Commentary

In the fiscal year ended October 31, 2007, activity in the financial markets was largely uneventful until June, when investors appeared to begin contemplating the repercussions of rising subprime mortgage defaults and the ownership by financial institutions of subprime mortgage-backed securities. By July, it became clear to many investors that it was difficult to quantify financial companies' exposure and the credit markets nearly ground to a halt. A large infusion of capital from the Federal Reserve and two subsequent Fed Funds rate cuts totaling 75 basis points helped get the credit markets working again. However, toward the end of this 12-month reporting period, the market continued to experience turmoil as prominent financial companies took big write-downs on their subprime mortgage-backed securities holdings.

This difficult situation penalized the stock and corporate bond markets as investors fled to the safety of U.S. Treasuries and municipal money market funds. Because demand for short-term Treasuries was particularly robust, municipal money market funds provided relatively attractive after-tax returns.

Usually, interest rate cuts by the Federal Reserve would result in a steeper yield curve (with higher yields for longer maturity debt). As such, generally, our response would be to extend the Funds' weighted average maturities to lock in the higher yields on longer maturity securities. However, this time, the municipal money market yield curve remained inverted as variable rate demand notes (VRDNs) with one-day, one-week or one-month maturities yielded more than one-year municipal debt. Also, maintaining large allocations to VRDNs can help keep the Funds more liquid to meet any demands due to market uncertainties. As such, we maintained a large commitment to VRDNs, which is the primary reason the Funds' weighted average maturity declined over the course of fiscal 2007.

After coming to the credit markets' rescue in July and August, the Federal Reserve now finds itself in an extremely difficult situation. On the one hand, the extent of the damage of the subprime mortgage debacle on financial institutions and the economy is still difficult to assess. If things are worse than currently perceived, we believe the Fed will probably be forced to ease further. However, this would likely undermine the already shaky dollar. Also, with commodities prices (oil, agricultural products, gold and industrial materials) rising, additional rate cuts could further fan inflationary flames. We think the Fed will wait as long as possible before making its next move. In the interim, as long as VRDNs are priced so attractively, they will remain by far our largest positions and we will likely maintain the Funds' relatively short weighted-average maturities.

Lehman Brothers Tax-Free Money Fund1,2

For the fiscal year, the Lehman Brothers Tax-Free Money Fund Reserve Class posted a total return of 3.56%, surpassing the iMoneyNet Money Fund Report Tax-Free National Institutional Average's 3.36% return. The Fund's seven-day tax-equivalent current yield (taxable at the highest federal income tax bracket) decreased from 5.22% on October 31, 2006 to 5.11% on October 31, 2007. Its seven-day tax-equivalent effective yield (also taxable at the highest federal income tax bracket) went from 5.36% on October 31, 2006 to 5.24% on October 31, 2007. Current yield and effective yield more closely reflect current earnings than six-month or one-year figures.

MATURITY DIVERSIFICATION

(% by Maturity)
1 - 7 Days	85.6%
8 - 30 Days	2.2
31 - 90 Days	2.7
91 - 180 Days	2.8
181+ Days	6.7

2

Lehman Brothers National Municipal Money Fund1,2,3

For the fiscal year, the Lehman Brothers National Municipal Money Fund Reserve Class posted a total return of 3.68%, outpacing the iMoneyNet Money Fund Report Tax-Free National Institutional Average's 3.36% return. Over the course of the reporting period, the Fund's seven-day tax-equivalent current yield (taxable at the highest federal income tax bracket) decreased from 5.32% on October 31, 2006 to 5.28% on October 31, 2007. Its seven-day tax-equivalent effective yield (also taxable at the highest federal income tax bracket) went from 5.46% on October 31, 2006 to 5.42% on October 31, 2007. Current yield and effective yield more closely reflect current earnings than six-month or one-year figures.

MATURITY DIVERSIFICATION

(% by Maturity)
1 - 7 Days	86.9%
8 - 30 Days	0.3
31 - 90 Days	4.8
91 - 180 Days	1.5
181+ Days	6.5

Sincerely,

William J. Furrer and Kristian Lind
Portfolio Co-Managers

Performance data quoted represent past performance, which is no guarantee of future results. The investment return on an investment in a money market fund will fluctuate. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end visit www.lehmanam.com/publiccp/LAM/americas/cash_mgmt.html. The composition, industries and holdings of each Fund are subject to change.

An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

3

Endnotes

1  Neuberger Berman Management Inc. ("Management") has voluntarily agreed to reimburse or waive certain expenses of the Reserve Class of Lehman Brothers Tax-Free Money Fund and Lehman Brothers National Municipal Money Fund so that the total annual operating expenses of the Reserve Class of each Fund (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) are limited to 0.20% and 0.17% of average daily net assets, respectively. Absent such reimbursements or waivers, each Fund's yield would have been less. Management expects that, in the future, it may voluntarily reimburse or waive certain expenses of each Fund so that the total annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses are limited to 0.23% of average daily net assets. Management may, at its sole discretion, modify or terminate these voluntary commitments with notice to a Fund.

2  "Current yield" of a money market fund refers to the income generated by an investment in a Fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is not a guarantee of future results. Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35%, assuming that all of a Fund's income is exempt from federal income taxes.

3  A portion of the income of Lehman Brothers National Municipal Money Fund may be a tax preference item for purposes of the federal alternative minimum tax for certain investors.

4

Glossary of Indices

iMoneyNet Money Fund Report Tax-Free National Institutional Average:	Measures all national tax-free and municipal institutional funds. Portfolio holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes, Commercial Paper, Put Bonds—6 months or less, Put Bonds—over 6 months, AMT Paper, and Other Tax-Free holdings.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that investors cannot invest directly in any index. Data about the performance of the index are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in the above-described index.

5

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include each fund's proportionate share of expenses of its corresponding master series, administrative service fees and other expenses. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2007 and held for the entire period. The tables illustrate each fund's costs in two ways:

Actual Expenses and Performance:	The first section of the tables provide information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the tables provide information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

6

Expense Information as of 10/31/07 (Unaudited)

TAX-FREE MONEY FUND

Actual	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During the Period* 5/1/07 - 10/31/07	Expense Ratio
Reserve Class	$1,000.00	$1,018.00	$0.92	.18%
Hypothetical (5% annual return before expenses)**
Reserve Class	$1,000.00	$1,024.30	$0.92	.18%

NATIONAL MUNICIPAL MONEY FUND

Actual	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During the Period* 5/1/07 - 10/31/07	Expense Ratio
Reserve Class	$1,000.00	$1,018.50	$0.76	.15%
Hypothetical (5% annual return before expenses) **
Reserve Class	$1,000.00	$1,024.45	$0.77	.15%

*  Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Each fund's expense ratio includes its proportionate share of the expenses of its corresponding master series.

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

7

Statements of Assets and Liabilities

Lehman Brothers Income Funds
(000's omitted except per share amounts)

	TAX-FREE MONEY FUND	NATIONAL MUNICIPAL MONEY FUND
	October 31, 2007	October 31, 2007
Assets
Investment in corresponding Master Series, at value (Note A)	$1,754,218	$479,153
Interest receivable	1	4
Receivable from administrator—net (Note B)	—	13
Prepaid expenses and other assets	59	28
Total Assets	1,754,278	479,198
Liabilities
Distributions payable	850	—
Payable to administrator—net (Note B)	115	—
Accrued expenses and other payables	17	67
Total Liabilities	982	67
Net Assets at value	$1,753,296	$479,131
Net Assets consist of:
Paid-in capital	$1,753,274	$479,146
Distributions in excess of net investment income	(7)	—
Accumulated net realized gains (losses) on investments	29	(15)
Net Assets at value	$1,753,296	$479,131
Shares Outstanding ($.001 par value; unlimited shares authorized)
Reserve Class	1,753,274	479,146
Net Asset Value, offering and redemption price per share
Reserve Class	$1.00	$1.00

See Notes to Financial Statements 8

Statements of Operations

Lehman Brothers Income Funds
(000's omitted)

	TAX-FREE MONEY FUND	NATIONAL MUNICIPAL MONEY FUND
	For the Year Ended October 31, 2007	For the Year Ended October 31, 2007
Investment Income
Investment income from corresponding Master Series (Note A)	$10,215	$2,873
Expenses from corresponding Master Series (Notes A & B)	(186)	(81)
Net investment income from corresponding Master Series	10,029	2,792
Interest income—unaffiliated issuers	42,477	11,440
Total income	$52,506	$14,232
Expenses:
Investment management fees (Note B)	2,633	759
Administration fees (Note B)	1,146	304
Shareholder servicing agent fees	28	26
Audit fees	15	11
Custodian fees (Note B)	181	83
Insurance expense	30	8
Legal fees	36	39
Registration and filing fees	160	138
Shareholder reports	56	12
Trustees' fees and expenses	24	23
Miscellaneous	52	16
Total expenses	4,361	1,419
Investment management fees waived (Notes A & B)	(1,869)	(874)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(222)	(40)
Total net expenses	2,270	505
Net investment income (loss)	50,236	13,727
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss):
On sales of investment securities of unaffiliated issuers	23	(20)
From corresponding Master Series	6	5
Net gain (loss) on investments	29	(15)
Net increase (decrease) in net assets resulting from operations	$50,265	$13,712

See Notes to Financial Statements 9

Statements of Changes in Net Assets

Lehman Brothers Income Funds
(000's omitted)

	TAX-FREE MONEY FUND		NATIONAL MUNICIPAL MONEY FUND
	Year Ended October 31, 2007	Period from December 19, 2005 (Commencement of Operations) to October 31, 2006	Year Ended October 31, 2007	Period from December 19, 2005 (Commencement of Operations) to October 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$50,236	$17,837	$13,727	$4,618
Net realized gain (loss) on investments	29	52	(15)	16
Net increase (decrease) in net assets resulting from operations	50,265	17,889	13,712	4,634
Distributions to Shareholders From (Note A):
Net investment income	(50,243)	(17,837)	(13,727)	(4,618)
Net realized gain on investments	(52)	—	(16)	—
Total distributions to shareholders	(50,295)	(17,837)	(13,743)	(4,618)
From Fund Share Transactions (Note D):
Proceeds from shares sold	14,020,213	7,375,109	5,085,798	1,805,891
Proceeds from reinvestment of dividends and distributions	39,270	14,793	13,225	3,040
Payments for shares redeemed	(13,471,278)	(6,224,833)	(4,790,405)	(1,638,403)
Net increase (decrease) from Fund share transactions	588,205	1,165,069	308,618	170,528
Net Increase (Decrease) in Net Assets	588,175	1,165,121	308,587	170,544
Net Assets:
Beginning of period	1,165,121	—	170,544	—
End of period	$1,753,296	$1,165,121	$479,131	$170,544
Distributions in excess of net investment income at end of period	$(7)	$—	$—	$—

See Notes to Financial Statements 10

Notes to Financial Statements Income Funds

Note A—Summary of Significant Accounting Policies:

1  General: Lehman Brothers Tax-Free Money Fund ("Tax-Free Money") and Lehman Brothers National Municipal Money Fund ("National Municipal Money") (individually a "Fund", collectively, the "Funds") are separate operating series of Lehman Brothers Income Funds (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Funds offer Reserve Class shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  On September 10, 2007, each Fund converted from a single-fund structure to a "master-feeder" structure. Under the master feeder structure, rather than investing directly in securities, each Fund is a "feeder fund," meaning that it invests in a corresponding "master series." The master series in turn invests in securities, using the strategies as described in the Funds' prospectus.

  Each Fund seeks to achieve its investment objective by investing all of its net investable assets in a Master Series of Institutional Liquidity Trust (each a "Master Series," collectively, the "Master Series") that has an investment objective identical to, and a name similar to, that of each respective Fund. Tax-Free Money invests in Tax-Exempt Master Series (commencement of operations September 10, 2007). National Municipal Money invests in Municipal Master Series (commencement of operations September 10, 2007). The value of each Fund's investment in its corresponding Master Series reflects the Fund's proportionate interest in the net assets of its corresponding Master Series (92.42% for Tax-Free Money and 77.59% for National Municipal Money, at October 31, 2007). The performance of each Fund is directly affected by the performance of its corresponding Master Series. The financial statements of the Master Series, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

  The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

  It is the policy of the Funds to maintain a continuous net asset value per share of $1.00; each of the Funds has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance the Funds will be able to maintain a stable net asset value per share. Each of these Funds complies with Rule 2a-7 of the 1940 Act.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Fund valuation: Each Fund records its investment in its corresponding Master Series at value. Investment securities held by the corresponding Master Series are valued as indicated in the notes following the Master Series' Schedules of Investments. Prior to September 10, 2007, investments in securities were valued at amortized cost, which approximated U.S. federal income tax cost.

3  Securities transactions and investment income: Prior to September 10, 2007, the Fund recorded securities transactions on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, was recorded on the accrual basis. Realized gains and losses from securities transactions were recorded on the basis of identified cost and stated separately in the Statements of Operations.

4  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements

11

of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Master Series, timing differences and differing characterization of distributions made by each Fund as a whole.

  As determined on October 31, 2007, there were no permanent differences resulting primarily from different book and tax accounting for the Funds.

  The tax character of distributions paid during the year ended October 31, 2007 and the period ended October 31, 2006 were as follows:

			Distributions Paid From:
	Taxable Income		Tax-Exempt Income		Total
	2007	2006	2007	2006	2007	2006
Tax-Free Money	$51,582	$—	$50,242,930	$17,837,465	$50,294,512	$17,837,465
National Municipal Money	16,762	—	13,726,404	4,617,630	13,743,166	4,617,630

  As of October 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Loss Carryforwards and Deferrals	Total
Tax-Free Money	$29,078	$863,076	$—	$892,154
National Municipal Money	—	20,210	(14,295)	5,915

  The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments and organization expenses.

  To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined on October 31, 2007, each Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2015
Tax-Free Money	$—
National Municipal Money	14,295

5  Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investment in the Master Series. It is the policy of each Fund to declare distributions from net investment income on each business day; such distributions are paid monthly. Distributions from net realized capital gains, if any, are generally distributed in December. Distributions to shareholders are recorded on the ex-date.

6  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust, are allocated among the Funds and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the co mplex or series thereof can otherwise be made fairly.

  Each Fund bears its proportionate share of its corresponding Master Series' expenses.

12

7  Other: All net investment income and realized and unrealized capital gains and losses of a Master Series are allocated pro rata among its respective Fund and any other investors in the Master Series (including any other investment companies), if any.

8  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

  Each Fund retains Management as its administrator under an Administration Agreement. The Reserve Class of each Fund pays Management an administration fee at the annual rate of 0.08% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

  Prior to September 10, 2007, each Fund directly retained Management as its investment manager under a Management Agreement. For such investment management services, each Fund paid Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Effective September 11, 2007, each Fund indirectly pays for investment management services through its investment in the corresponding Master Series at the same annual rate of its average daily net assets (see Note B of Notes to Financial Statements of the Institutional Liquidity Trust). As a result of a waiver at the Master Series level, each Fund indirectly received a management fee waiver limiting the management fee to 0.08% of its average daily net assets from Septembe r 10, 2007 to October 31, 2007. The waiver resulted in a reduction of expenses borne by the Fund from its corresponding Master Series of $363,178 for Tax-Free Money and $126,245 for National Municipal Money (See Note B of Notes to Financial Statements of the Institutional Liquidity Trust).

  Prior to September 10, 2007, Lehman Brothers Asset Management, LLC ("LBAM"), as sub-adviser to the Funds, received a monthly fee paid by Management. These Funds did not pay a fee directly to LBAM for such services. During that time, LBAM was retained by Management to provide day-to-day investment management services. As investment manager, Management was responsible for overseeing the investment activities of LBAM.

  Management has voluntarily undertaken to reimburse and/or waive operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

Class	Voluntary Expense Limitation(1)		Investment Management and Administration Fees Waived for the Year Ended October 31, 2007	Voluntary Reimbursement from Management for the Year Ended October 31, 2007
Tax-Free Money Reserve Class	0.20	%(2)	$1,868,708	$—
National Municipal Money Reserve Class	0.17	%(2)	874,059	—

(1)  Expense limitation per annum of the class' average daily net assets. Management may, at its sole discretion, terminate this agreement with notice to each Fund.

(2)  Management expects that, in the future, it may voluntarily reimburse or waive certain expenses of each Fund so that the total annual Operating Expenses of each Fund are limited to 0.23% of average net assets.
13

  Management and LBAM are wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. Several individuals who are officers and/or trustees of the Trust are also employees of LBAM and/or Management.

  Each Fund also has a distribution agreement with Management. Management receives no compensation therefore and no commissions for sales or redemptions of shares of beneficial interest of the Funds.

  Each Fund (for the period November 1, 2006 to September 10, 2007) and effective September 11, 2007, the Master Series has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2007, the impact of this arrangement was a reduction of expenses of $324,702 and $73,657 for Tax-Free Money and National Municipal Money, respectively.

Note C—Investment Transactions:

  Prior to September 11, 2007, all securities transactions for Tax-Free Money and National Municipal Money were short-term.

  For the period September 11, 2007 to October 31, 2007, contributions and withdrawals in each Fund's investment in its corresponding Master Series were as follows:

(000's omitted)	Contributions	Withdrawals
Tax-Free Money	$3,080,286	$1,336,101
National Municipal Money	983,349	506,994

Note D—Fund Share Transactions:

  Share activity at $1.00 per share for the year ended October 31, 2007 and the period ended October 31, 2006 was as follows:

	For the Year Ended October 31, 2007				For the Period Ended October 31, 2006(1)
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold		Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Tax-Free Money:
Reserve Class	14,020,213	39,270	(13,471,278)	588,205	7,375,109	(2)	14,793	(6,224,833)	1,165,069
National Municipal Money:
Reserve Class	5,085,798	13,225	(4,790,405)	308,618	1,805,891	(2)	3,040	(1,638,403)	170,528

(1)  Period from December 19, 2005 (Commencement of operations) to October 31, 2006.

(2)  Includes initial capitalization of $10 on December 19, 2005.

14

Note E—Line of Credit:

  From May 25, 2007 to September 10, 2007, each Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street and Bank of New York, as agent, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.375% per annum. A commitment fee of 0.075% per annum of the unused available line of credit is charged, of which each Fund had agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there was no assurance that an individual Fund would have access to all or any part of the $300,000,000 at any particular time. During the period May 25, 2007 to September 10, 2007, the Funds did not utilize this line of credit. Effective September 11, 2007, each Master Series participates in this line of credit (See Note D of Notes to Financial Statements of the Master Series).

Note F—Recent Accounting Pronouncements:

  On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission has permitted investment companies to delay implementation of FIN 48. Each Fund has until March 31, 2008 to implement FIN 48. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

  In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Funds' financial position or results of operations.

Note G—Change in Year End:

  The Board of Trustees adopted a change in each Fund's fiscal year and tax year end date to March 31. This change is effective with the next fiscal period, which runs from November 1, 2007 to March 31, 2008.

15

Financial Highlights

Lehman Brothers Tax-Free Money Fund†

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Master Series' Financial Statements and notes thereto.

Reserve Class

	Year Ended October 31, 2007	Period from December 19, 2005^ to October 31, 2006
Net Asset Value, Beginning of Period	$1.0000	$1.0000
Income From Investment Operations:
Net Investment Income (Loss)	.0350	.0282
Net Gains or Losses on Securities	.0000	.0000
Total From Investment Operations	.0350	.0282
Less Distributions From:
Net Investment Income	(.0350)	(.0282)
Net Capital Gains	(.0000)	—
Total Distributions	(.0350)	(.0282)
Net Asset Value, End of Period	$1.0000	$1.0000
Total Return††@@	+3.56%	+2.86	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$1,753.3	$1,165.1
Ratio of Gross Expenses to Average Net Assets#	.19%	.19	%*
Ratio of Net Expenses to Average Net Assets‡	.18%	.17	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.51%	3.30	%*

See Notes to Financial Highlights 16

Financial Highlights

Lehman Brothers National Municipal Money Fund†

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Master Series' Financial Statements and notes thereto.

Reserve Class

	Year Ended October 31, 2007	Period from December 19, 2005^ to October 31, 2006
Net Asset Value, Beginning of Period	$1.0001	$1.0000
Income From Investment Operations:
Net Investment Income (Loss)	.0361	.0287
Net Gains or Losses on Securities	(.0000)	.0001
Total From Investment Operations	.0361	.0288
Less Distributions From:
Net Investment Income	(.0361)	(.0287)
Net Capital Gains	(.0001)	—
Total Distributions	(.0362)	(.0287)
Net Asset Value, End of Period	$1.0000	$1.0001
Total Return††@@	+3.68%	+2.90	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$479.1	$170.5
Ratio of Gross Expenses to Average Net Assets#	.17%	.17	%*
Ratio of Net Expenses to Average Net Assets‡	.16%	.16	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.61%	3.28	%*

See Notes to Financial Highlights 17

Notes to Financial Highlights Income Funds

†  The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Master Series' income and expenses (except for the period from December 19, 2005 to September 10, 2007 when each Fund was organized in a single-fund structure).

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost.

@@  Total return would have been lower if Management had not reimbursed and/or waived certain expenses (see Note B of Notes to Financial Statements of Income Funds).

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management (see Note B of Notes to Financial Statements of Income Funds). Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended October 31, 2007	Period from December 19, 2005 (Commencement of Operations) to October 31, 2006
Tax-Free Money Fund Reserve Class	.33%	.36%
National Municipal Money Fund Reserve Class	.42%	.53%

^  The date investment operations commenced.

*  Annualized.

**  Not annualized.

18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Lehman Brothers Income Funds and
Shareholders of
Lehman Brothers Tax-Free Money Fund

We have audited the accompanying statement of assets and liabilities of the Lehman Brothers Tax-Free Money Fund (formerly, Tax-Free Money Fund), a series of the Lehman Brothers Income Funds (the "Trust"), as of October 31, 2007, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period December 19, 2005 (commencement of operations) to October 31, 2006. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lehman Brothers Tax-Free Money Fund, as of October 31, 2007, and the result of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
December 14, 2007

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lehman Brothers Income Funds and Shareholders of Lehman Brothers National Municipal Money Fund:

We have audited the accompanying statement of assets and liabilities of Lehman Brothers National Municipal Money Fund (formerly, National Municipal Money Fund) (one of the series constituting Lehman Brothers Income Funds (formerly Neuberger Berman Income Funds) (the "Fund"), as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the period from December 19, 2005 (commencement of operations) to October 31, 2006, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lehman Brothers National Municipal Money Fund, a series of Lehman Brothers Income Funds, at October 31, 2007, the results of its operations for the year then ended, changes in its net assets for the year then ended and the period from December 19, 2005 (commencement of operations) to October 31, 2006, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 14, 2007

20

Schedule of Investments Tax-Exempt Master Series

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Alabama (0.3%)
$1,600	Gulf Shores Med. Clinic Board Rev. (Colonial Pinnacle MOB Proj.), Ser. 2007, (LOC: Regions Bank), 3.53%, due 11/1/07	P-1		$1,600	µß
1,245	Lee Co. Ind. Dev. Au. Rev. (Lifesouth Comm. Blood Ctr.), Ser. 2001, (LOC: SunTrust Bank), 3.31%, due 11/7/07	VMIG1		1,245	µß
3,100	Mobile IDB PCR Ref. (Alabama Pwr. Co. Proj.), Ser. 1994, 3.58%, due 11/1/07	VMIG1	A-1	3,100	µß
				5,945
Alaska (0.1%)
1,250	Alaska Ind. Dev. & Export Au. Rev., Ser. 2004, (FSA Insured), 3.51%, due 11/1/07	VMIG1		1,250	µi
Arizona (1.9%)
5,800	ABN Amro Munitops Cert. Trust Rev., Ser. 2005, (MBIA Insured), 3.50%, due 11/1/07	VMIG1		5,800	µa
19,545	Arizona Hlth. Fac. Au. Hosp. Sys. Rev., Ser. 2007, (LOC: Citigroup Global Markets), 3.51%, due 11/1/07	VMIG1		19,545	µ
10,000	Scottsdale Ind. Dev. Au. Hosp. Rev., Ser. 2006, (LOC: Citigroup Global Markets), 3.51%, due 11/1/07	VMIG1		10,000	µ
				35,345
Arkansas (0.9%)
11,500	ABN Amro Munitops Cert. Trust Rev., Ser. 2006, (FGIC Insured), 3.50%, due 11/1/07	VMIG1		11,500	ñµa
6,330	North Little Rock Residential Hsg. Fac. Board Multi-Family Rev. (Floaters), Ser. 2004, (LOC: Government National Mortgage Association), 3.58%, due 11/1/07	VMIG1		6,330	µr
				17,830
California (1.8%)
5,450	Austin Trust St. Cert., Ser. 2007-315, (LOC: State Street Bank & Trust Co.), 3.49%, due 11/1/07	VMIG1		5,450	µc
3,215	California Statewide Comm. Dev. Au. Rev. (Floaters), Ser. 2007-2089, (LOC: Wells Fargo Bank & Trust Co.), 3.53%, due 11/1/07	VMIG1		3,215	µ
9,050	Northern California Gas Au. Number 1 Gas Proj. Rev. (Floaters), Ser. 2007-55, (LOC: Goldman Sachs), 3.49%, due 11/1/07			9,050	µ
16,280	Puttable Floating Option Tax Exempt Receipts (Floaters), Ser. 2006, (LOC: Merrill Lynch Capital Markets), 3.65%, due 11/1/07			16,280	µ
				33,995

See Notes to Schedule of Investments 21

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Colorado (3.5%)
$4,300	Adams 12 Five Star Sch. (Putters), Ser. 2007-1728, (MBIA Insured), 3.50%, due 11/1/07	VMIG1		$4,300	µo
4,725	Broomfield Cert. Participation (Floaters), Ser. 2002-1643, (AMBAC Insured), 3.52%, due 11/1/07			4,725	µr
1,500	Central Platte Valley Metro. Dist., Ser. 2006, (LOC: BNP Paribas), 3.70%, due 12/1/07		A-1+	1,500	µ
9,875	Colorado Ed. & Cultural Fac. Au. Rev. (Colorado Christian Univ. Proj.), Ser. 2004, (LOC: Evangelical Christian Credit Union), 3.48%, due 11/1/07		A-1+	9,875	µßw
3,625	Colorado Ed. & Cultural Fac. Au. Rev. (Emmanuel Sch. Religion Proj.), Ser. 2006, (LOC: AmSouth Bank), 3.48%, due 11/1/07	VMIG1		3,625	µß
5,350	Commerce City Northern Infrastructure Gen. Imp. Dist. G.O., Ser.2006, (LOC: U.S. Bank), 3.48%, due 11/1/07		A-1+	5,350	µ
20,000	Dawson Ridge Metro. Dist. Number 1 (Merlots), Ser. 2007-D03, (LOC: Wachovia Bank & Trust Co.), 3.40%, due 11/7/07	VMIG1		20,000	µ
5,040	Denver City & Co. Arpt. Rev. (Floaters), Ser. 2006-63TP, (FGIC Insured), 3.49%, due 11/1/07			5,040	µm
7,485	Deutsche Bank Spears/Lifers Trust Var. St. (Colorado Health Facs. Au.), Ser. 2007-132, (LOC: Deutsche Bank), 3.73%, due 11/1/07			7,485	µ
5,405	Summit Co. Sch. Dist. G.O., Ser. 2004, (FSA Insured), 3.51%, due 11/1/07	VMIG1		5,405	µi
				67,305
Delaware (0.7%)
12,585	New Castle Co. Delaware Student Hsg. Rev. (University Courtyard Apts.), Ser. 2005, (LOC: Bank of New York), 3.49%, due 11/1/07	VMIG1		12,585	µß
District of Columbia (0.3%)
2,085	District of Columbia G.O. (Merlots), Ser. 2001-A127, (MBIA Insured), 3.34%, due 11/7/07		A-1+	2,085	µv
2,235	District of Columbia Rev. Ref. (Maret Sch., Inc.), Ser. 2003, (LOC: SunTrust Bank), 3.26%, due 11/7/07	VMIG1		2,235	µß
1,435	District of Columbia Wtr. & Swr. Au. Pub. Util. Rev. (Floaters), Ser. 2006, (FSA Insured), 3.49%, due 11/1/07			1,435	µl
				5,755
Florida (4.7%)
3,250	Alachua Co. Hlth. Fac. Au. Continuing Care Rev. (Oak Hammock Univ. Proj. A), Ser. 2002, 3.58%, due 11/1/07	VMIG1		3,250	µß
9,045	Alachua Co. Sch. Board Cert. Participation, Ser. 2004, (AMBAC Insured), 3.52%, due 11/1/07	VMIG1	A-1+	9,045	µd
14,080	Broward Co. Professional Sports Fac. Tax Rev. (Floaters), Ser. 2007-1939, (AMBAC Insured), 3.50%, due 11/1/07			14,080	µs
7,700	Deutsche Bank Spears/Lifers Trust Var. St. Rev. (Manatee Co.), Ser. 2007-243, (MBIA Insured), 3.50%, due 11/1/07		A-1+	7,700	µk
2,755	Eclipse Funding Trust (Solar Eclipse-Palm Bay Sales), Ser. 2006-0136, (FSA Insured), 3.49%, due 11/1/07		A-1+	2,755	µu
8,980	Eclipse Funding Trust (Solar Eclipse-Winter Haven Utils. Sys.), Ser. 2006-0054, (MBIA Insured), 3.49%, due 11/1/07		A-1+	8,980	ñµu
2,690	Florida St. Board of Ed. Muni. Sec. Trust Receipts, Ser. 2003-SGA138, (MBIA Insured), 3.32%, due 11/7/07		A-1+	2,690	µt
6,000	Martin Co. PCR (Florida Pwr. & Lt. Proj.), Ser. 2000, 3.59%, due 11/1/07	VMIG1	A-1	6,000	µß
1,000	Miami-Dade Co. Sch. Board Cert. Participation (Putters), Ser. 2006-1317, (AMBAC Insured), 3.49%, due 11/1/07		A-1+	1,000	µo
1,000	Miami-Dade Co. Sch. Board Cert. Participation, (Eagle), Ser. 2006 A, (AMBAC Insured), 3.52%, due 11/1/07		A-1+	1,000	µh
8,610	Muni. Sec. Trust Cert. Rev., Ser. 2007-9068, (MBIA Insured), 3.50%, due 11/1/07		A-1	8,610	ñµe
9,030	Orlando Util. Commission Wtr. & Elec. Rev. (Floaters), Ser. 2006, (LOC: Dexia Credit Locale de France), 3.52%, due 11/1/07			9,030	µ
15,355	Puttable Floating Option Tax Exempt Receipts (Floaters) (South Miami Hlth. Fac. Au.), Ser. 2007-1498, (LOC: Merrill Lynch Capital Markets), 3.58%, due 11/1/07		A-1	15,355	µ
				89,495

See Notes to Schedule of Investments 22

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Georgia (1.8%)
$7,555	Athens Area Fac. Corp. Cert. Participation, Ser. 2007, (LOC: Citibank, N.A.), 3.51%, due 11/1/07	VMIG1		$7,555	µ
3,135	De Kalb Co. Wtr. & Swr. Rev., Ser. 2006, (LOC: Citibank, N.A.), 3.51%, due 11/1/07	VMIG1		3,135	µ
500	Gwinnett Co. Dev. Au. Rev. (Greater Atlanta Christian), Ser. 1998, (LOC: SunTrust Bank), 3.44%, due 11/7/07			500	µß
2,500	Marietta Hsg. Au. Multi-Family Rev. (Franklin Walk Apts. Proj.), Ser. 1990, (LOC: Freddie Mac), 3.58%, due 11/1/07	VMIG1		2,500	µß
4,715	Muni. Elec. Au. Spec. Oblig., Ser. 1994-SGA1, (MBIA Insured), 3.32%, due 11/7/07		A-1+	4,715	µt
3,995	Puttable Floating Option Tax Exempt Receipts (Floaters), Ser. 2007-4174, (AMBAC Insured), 3.52%, due 11/1/07			3,995	µl
11,480	Richmond Co. Dev. Au. Rev., Ser. 2007-10025Z, (LOC: Citigroup Global Markets), 3.52%, due 11/1/07		A-1+	11,480	µ
				33,880
Illinois (6.9%)
8,050	Chicago Board Ed. (Floaters), Ser. 2006-3620, (AMBAC Insured), 3.49%, due 11/1/07			8,050	µl
7,145	Chicago O'Hare Int'l. Arpt. Rev., Ser. 2005, (FGIC Insured), 3.57%, due 11/1/07			7,145	µk
5,080	Chicago O'Hare Int'l. Arpt. Rev. (Floaters), Ser. 2007-1933, (FGIC Insured), 3.50%, due 11/1/07	VMIG1		5,080	µs
3,845	De Witt Ford Co. Comm. College Dist. Number 540 (Merlots), Ser. 2007-D13, (FSA Insured), 3.34%, due 11/7/07	VMIG1		3,845	µv
16,520	Deutsche Bank Spears/Lifers Trust Var. St. (Chicago Illinois Board), Ser. 2007-315, (FGIC Insured), 3.51%, due 11/1/07			16,520	µk
14,180	Deutsche Bank Spears/Lifers Trust Var. St. (Chicago Illinois Board), Ser. 2007-316, (FGIC Insured), 3.51%, due 11/1/07			14,180	µk
15,670	Deutsche Bank Spears/Lifers Trust Var. St. (Chicago), Ser. 2007-308, (FGIC Insured), 3.51%, due 11/1/07			15,670	µk
4,555	Deutsche Bank Spears/Lifers Trust Var. St. (Chicago), Ser. 2007-346, (FGIC Insured), 3.57%, due 11/1/07			4,555	µk
3,815	Deutsche Bank Spears/Lifers Trust Var. St. (Northern Illinois Muni.), Ser. 2007-320, (MBIA Insured), 3.50%, due 11/1/07			3,815	µk
8,000	Illinois Fin. Au. Rev. (Clare Oaks), Ser. 2006 D, (LOC: Sovereign Bank), 3.47%, due 11/1/07			8,000	µbß
1,900	Illinois Fin. Au. Rev. (IIT Research Institute), Ser. 2004, (LOC: Fifth Third Bank), 3.47%, due 11/1/07	VMIG1		1,900	µß
1,850	Illinois Fin. Au. Rev. (Lawrence Hall Youth Svcs.), Ser. 2006, (LOC: Fifth Third Bank), 3.45%, due 11/2/07	VMIG1		1,850	µß
5,000	Lake Co. Sch. Dist. Number 109 Deerfield Rev., Ser. 2006, (LOC: JP Morgan Chase), 3.28%, due 11/7/07	VMIG1		5,000	µ
4,000	Metro. Pier & Exposition Au. Hospitality Fac. Rev. (Floaters), Ser. 2006, (LOC: Dexia Credit Locale de France), 3.49%, due 11/1/07			4,000	µ
8,260	Muni. Sec. Trust Cert. G.O., Ser. 2007-347-A, (FSA Insured), 3.50%, due 11/1/07	VMIG1		8,260	ñµe
6,805	Muni. Sec. Trust Cert. G.O., Ser. 2007-3031-A, (FGIC Insured), 3.51%, due 11/1/07	VMIG1		6,805	ñµe
2,780	Quad Cities Reg. Econ. Dev. Au. Rev. (Two Rivers YMCA Proj.), Ser. 2002, (LOC: U.S. Bank), 3.63%, due 11/1/07		A-1+	2,780	µß
5,905	Reg. Trans. Au. G.O. (Floaters), Ser. 2006, (MBIA Insured), 3.58%, due 11/1/07			5,905	µl
8,445	Reg. Trans. Au. G.O. (Merlots), Ser. 2002-A24, (MBIA Insured), 3.34%, due 11/7/07	VMIG1		8,445	µd
				131,805

See Notes to Schedule of Investments 23

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Indiana (7.1%)
$8,055	ABN Amro Munitops Cert. Trust Rev., Ser. 2006, (AMBAC Insured), 3.50%, due 11/1/07			$8,055	ñµa
7,490	Bartholomew Cons. Sch. Corp. Ind. Tax Anticipation Warrants, Ser. 2007, 4.00%, due 12/31/07			7,494
5,085	Carmel Clay Parks Bldg. Corp. (Putters), Ser. 2004-539, (MBIA Insured), 3.50%, due 11/1/07		A-1+	5,085	µo
6,000	Carmel Clay Sch. Tax Anticipation Warrants, Ser. 2007, 3.90%, due 12/28/07			6,001
13,885	Carmel Redev. Au. Lease Rental Rev. (Floaters), Ser. 2006-1275, (LOC: Morgan Stanley), 3.50%, due 11/1/07		A-1+	13,885	µ
2,065	Carmel Redev. Au. Lease Rental Rev. (Putters), Ser. 2006-1503, (LOC: JP Morgan Chase), 3.50%, due 11/1/07		A-1+	2,065	µ
6,860	Columbus Renovation Sch. Bldg. Corp. (Floaters), Ser. 2005, (MBIA Insured), 3.58%, due 11/1/07		A-1+	6,860	µr
11,530	Eclipse Funding Trust (Solar Eclipse-Hamilton Southeastern Indiana), Ser. 2007-0006, (FSA Insured), 3.50%, due 11/1/07		A-1+	11,530	µu
7,000	Eclipse Funding Trust (Solar Eclipse-IPS Multi-Sch. Bldg. Corp. Ltd.), Ser. 2007-0026, (MBIA Insured), 3.49%, due 11/1/07		A-1+	7,000	µu
3,990	Eclipse Funding Trust (Solar Eclipse-Wayne Township Marion), Ser. 2006-0015, (FGIC Insured), 3.49%, due 11/1/07		A-1+	3,990	ñµu
3,300	Hamilton Southeastern Sch. Warrants, Ser. 2007, 3.80%, due 12/31/07			3,300
2,500	Indiana Bond Bank Rev. (Adv. Fdg. Prog. Notes), Ser. 2007 A, (LOC: Bank of New York), 4.25%, due 1/31/08		SP-1+	2,504
14,600	Indiana Hlth. & Ed. Fac. Fin. Au. Hosp. Rev. (Floyd Mem. Hosp. & Hlth. Proj.), Ser. 2006, (LOC: National City Bank), 3.63%, due 11/1/07		A-1	14,600	µß
4,000	Indiana Hlth. & Ed. Fac. Fin. Au. Hosp. Rev. (Harrison Co. Hosp. Proj.), Ser. 2005, (LOC: JP Morgan Chase), 3.58%, due 11/1/07		A-1+	4,000	µß
5,320	Indiana Hlth. & Ed. Fac. Fin. Au. Hosp. Rev. (Schneck Mem. Hosp. Proj.), Ser. 2006 B, (LOC: Fifth Third Bank), 3.58%, due 11/1/07		A-1+	5,320	µß
2,935	Indiana Trans. Fin. Au. Hwy. Rev., Ser. 2003, (FSA Insured), 3.51%, due 11/1/07		A-1+	2,935	µi
6,620	Indianapolis Loc. Pub. Imp. Bond Bank (Putters), Ser. 2007-2120, (MBIA Insured), 3.55%, due 11/1/07	VMIG1		6,620	µo
5,000	Indianapolis Loc. Pub. Imp. Bond Bank Ltd. Recourse Notes, Ser. 2007 E, 4.25%, due 10/2/08		SP-1+	5,024
4,420	Lafayette Sewage Works Rev. (Merlots), Ser. 2006 D08, (FGIC Insured), 3.34%, due 11/7/07		A-1+	4,420	µv
2,000	Logansport Comm. Sch. Corp. TANS, Ser. 2007, 4.00%, due 12/31/07			2,001
2,085	Puttable Floating Option Tax Exempt Receipts, Ser. 2007-212, (XLCA Insured), 3.58%, due 11/1/07			2,085	µr
5,720	Univ. Southern Indiana Rev., Ser. 2004, (AMBAC Insured), 3.51%, due 11/1/07	VMIG1		5,720	µi
4,745	Wayne Township Marion Co. Sch. Bldg. Corp. (Merlots), Ser. 2006-D02, (FGIC Insured), 3.34%, due 11/7/07		A-1+	4,745	µv
				135,239

See Notes to Schedule of Investments 24

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Iowa (1.9%)
$6,840	Ankeny G.O. BANS, Ser. 2006 A, 4.10%, due 6/1/08	MIG1		$6,841
4,255	Austin Trust Various Sts. (Iowa Din Au.), Ser. 2007-1011, (LOC: Bank of America), 3.53%, due 11/1/07		A-1+	4,255	µ
3,905	Iowa Fin. Au. Private College Rev. (Morningside College Proj.), Ser. 2007, (LOC: U.S. Bank), 3.63%, due 11/1/07		A-1+	3,905	µ
3,500	Iowa Fin. Au. Private College Rev. (Morningside College Proj.), Ser. 2006, (LOC: U.S. Bank), 3.63%, due 11/1/07		A-1+	3,500	µß
430	Iowa Fin. Au. Rev. (Private Sch. Fac. Rev. Kuemper Proj.), Ser. 1998, (LOC: Allied Irish Bank), 3.63%, due 11/1/07			430	µß
1,340	Iowa Higher Ed. Loan Au. Rev. (Private College Des Moines Proj.), Ser. 2004, (LOC: Allied Irish Bank), 3.63%, due 11/1/07	VMIG1	A-1+	1,340	µß
285	Iowa Higher Ed. Loan Au. Rev. (Private College Des Moines Proj.), Ser. 2003, (LOC: Allied Irish Bank), 3.63%, due 11/1/07	VMIG1		285	µß
5,545	Iowa Higher Ed. Loan Au. Rev. (Private College Wartburg Proj.), Ser. 2000, (LOC: American Trust & Savings), 3.63%, due 11/1/07	VMIG1		5,545	µß
3,535	Iowa Higher Ed. Loan Au. Rev. (Univ. of Dubuque), Ser. 2007 C, 4.50%, due 5/20/08		SP-1	3,549	ß
1,860	Iowa Higher Ed. Loan Au. Rev. RANS, Ser. 2007 B, 4.91%, due 5/20/08		SP-1	1,871	ß
4,125	Mason City IDR (SUPERVALU, Inc. Proj.), Ser. 1994, (LOC: Wachovia Bank & Trust Co.), 3.42%, due 11/7/07			4,125	µß
				35,646
Kansas (2.3%)
6,145	Junction City G.O. Temporary Notes, Ser. 2007 C, 5.00%, due 6/1/08			6,180
3,865	Shawnee Co. Temporary Notes, Ser. 2007-2, 3.70%, due 10/1/08	MIG1		3,866
13,135	Wyandotte Co. Kansas City Unified G.O. Gov't. Muni. Temp. Notes, Ser. 2007 III, 3.55%, due 4/1/08	MIG1		13,135
20,200	Wyandotte Co. Kansas City Unified G.O. Gov't. Muni. Temp. Notes, Ser. 2007 V, 3.55%, due 11/1/08	MIG1		20,200
				43,381
Kentucky (1.3%)
12,300	Kentucky Rural Wtr. Fin. Corp. Pub. Proj. Rev. (Construction Notes), Ser. 2007 A-1, 3.65%, due 4/1/09 Putable 4/1/08	MIG1		12,300	µ
9,990	Muni. Sec. Trust Cert. Rev., Ser. 2002-9027, (FSA Insured), 3.50%, due 11/1/07		A-1	9,990	ñµe
3,530	Simpson Co. Hosp. Rev. (Med. Ctr. Franklin, Inc.), Ser. 2006, (LOC: Branch Banking & Trust Co.), 3.48%, due 11/1/07			3,530	µß
				25,820
Louisiana (0.3%)
5,365	Jefferson Sales Tax Dist. Spec. Sales Tax Rev., Ser. 2005, (AMBAC Insured), 3.57%, due 11/1/07			5,365	µk
Maryland (2.9%)
30,215	JP Morgan Chase & Co. (Putters), Ser. 2007-1941P, (LOC: JP Morgan Chase), 3.54%, due 11/1/07			30,215	µ
15,815	JP Morgan Chase & Co. (Putters), Ser. 2007-1684P, (LOC: JP Morgan Chase), 3.64%, due 11/1/07			15,815	µ
7,000	Maryland St. Comm. Dev. Admin. Dept. Hsg. & Comm. Dev. (Residential), Ser. 2006 Q, 3.59%, due 12/14/07	MIG1		7,000
1,300	Washington Suburban Sanitation Dist. BANS, Ser. 2003 A, (LOC: Landesbank Hessen-Thveringen Girozentrale), 3.20%, due 11/7/07	VMIG1		1,300	µ
				54,330

See Notes to Schedule of Investments 25

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Massachusetts (1.7%)
$10,495	Deutsche Bank Spears/Lifers Trust Var. St., Ser. 2007-129, (LOC: Deutsche Bank), 3.73%, due 11/1/07			$10,495	µ
6,400	Massachusetts St. Dev. Fin. Agcy. Rev. (Suffolk Univ.), Ser. 2005 A, (LOC: JP Morgan Chase), 3.34%, due 11/7/07	VMIG1		6,400	µß
9,470	Worcester G.O. BANS, Ser. 2006 A, 4.00%, due 11/8/07	MIG1		9,470
6,300	Worcester Reg. Trans. Au. RANS, Ser. 2007, 4.00%, due 6/27/08			6,302
				32,667
Michigan (1.7%)
11,675	Detroit City Sch. Dist. G.O. (Floaters), Ser. 2006-3519, (FSA Insured), 3.49%, due 11/1/07			11,675	µl
3,955	Detroit Sewage Disp. Rev. (Putters), Ser. 2006-1453, (FGIC Insured), 3.50%, due 11/1/07		A-1+	3,955	µo
2,400	Eastern Michigan Univ. Rev., Ser. 2001, (FGIC Insured), 3.58%, due 11/1/07		A-1+	2,400	µl
3,775	Grand Rapids Hsg. Corp. Rev. (Floaters), Ser. 2005-3152, (FHA Insured), 3.58%, due 11/1/07		A-1	3,775	µ
1,840	Hartland Cons. Sch. Dist. G.O. (Floaters), Ser. 2005-1204, (LOC: Morgan Stanley), 3.50%, due 11/1/07	VMIG1		1,840	µ
5,000	Muni. Sec. Trust Cert. G.O., Ser. 2006-7012A, (FSA Insured), 3.50%, due 11/1/07	VMIG1		5,000	ñµe
3,000	Waterford Sch. Dist. G.O. (St. Aid Anticipation Notes), Ser. 2006, 3.85%, due 11/30/07			3,001
				31,646
Minnesota (1.7%)
6,532	Arden Hills Hsg. & Hlth. Care Fac. Rev. (Presbyterian Homes), Ser. 1999 A, (LOC: U.S. Bank), 3.63%, due 11/1/07		A-1+	6,532	µß
11,905	Deutsche Bank Spears/Lifers Trust Var. St. (Roseville), Ser. 2007-134, (LOC: Deutsche Bank), 3.71%, due 11/1/07			11,905	µ
1,000	Mankato Multi-Family Rev. Hsg. (Highland), Ser. 1997, (LOC: LaSalle National Bank), 3.63%, due 11/1/07		A-1+	1,000	µß
3,950	Mankato Rev. (Bethany Lutheran College), Ser. 2000 B, (LOC: Wells Fargo & Co.), 3.58%, due 11/1/07		A-1+	3,950	µß
7,485	Minneapolis & St. Paul Metro. Apts. Commission Arpt. Rev. (Merlots), Ser. 2000 ZZ, (FGIC Insured), 3.34%, due 11/7/07	VMIG1		7,485	µv
935	Roseville Private Sch. Fac. Rev. (Northwestern College Proj.), Ser. 2002, (LOC: Marshall & Ilsley), 3.63%, due 11/1/07	VMIG1		935	µß
				31,807
Mississippi (0.1%)
2,900	Mississippi Bus. Fin. Corp. Rev. (Hattiesburg Clinic), Ser. 2006, (LOC: AmSouth Bank), 3.49%, due 11/1/07	VMIG1		2,900	µß

See Notes to Schedule of Investments 26

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Missouri (3.8%)
$9,435	ABN Amro Munitops Cert. Trust Rev., Ser. 2004-35, (FGIC Insured), 3.50%, due 11/1/07	VMIG1		$9,435	µa
4,440	Deutsche Bank Spears/Lifers Trust Var. St., Ser. 2007-124, (LOC: Deutsche Bank), 3.73%, due 11/1/07		A-1+	4,440	µ
2,000	Kansas City Ind. Dev. Au. Rev. (Ewing Marion Kaufman Foundation), Ser. 2001, 3.58%, due 11/1/07		A-1+	2,000	µß
1,500	Missouri St. Dev. Fin. Board Infrastructure Fac. Rev. (St. Louis Convention Ctr.), Ser. 2000 C, (LOC: U.S. Bank), 3.63%, due 11/1/07		A-1+	1,500	µ
11,650	Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (Christian Brothers), Ser. 2002 A, (LOC: Commerce Bank N.A.), 3.63%, due 11/1/07		A-1	11,650	µß
5,015	Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (Drury College), Ser. 1999, (LOC: Bank of America), 3.63%, due 11/1/07	VMIG1		5,015	µß
185	Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (Drury Univ.), Ser. 2003, (LOC: Bank of America), 3.63%, due 11/1/07	VMIG1		185	µß
5,500	Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (Kansas City Art Institute), Ser. 2005, (LOC: Commerce Bank N.A.), 3.63%, due 11/1/07		A-1	5,500	µß
1,800	Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (St. Louis Univ.), Ser. 1999 B, (LOC: Bank of America), 3.61%, due 11/1/07	VMIG1	A-1+	1,800	µß
3,565	Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (St. Louis Univ.), Ser. 2002, (LOC: U.S. Bank), 3.61%, due 11/1/07	VMIG1		3,565	µß
3,800	Missouri St. Hlth. & Ed. Fac. Au. Hlth. Fac. Rev. (Bethesda Hlth. Group), Ser. 2001 A, (LOC: U.S. Bank), 3.58%, due 11/1/07	VMIG1		3,800	µß
900	Missouri St. Hlth. & Ed. Fac. Au. Hlth. Fac. Rev. (Lutheran Sr. Svcs.), Ser. 2000, (LOC: U.S. Bank), 3.26%, due 11/7/07	VMIG1		900	µß
1,230	Missouri St. Hlth. & Ed. Fac. Au. Hlth. Fac. Rev. (St. Francis Med. Ctr.), Ser. 1996 A, (LOC: Bank of America), 3.58%, due 11/1/07		A-1+	1,230	µß
2,075	Missouri St. Pub. Utils. Comm. Rev. Construction Notes, Ser. 2007, 4.75%, due 9/1/08	MIG1		2,091
4,130	Muni. Sec. Trust Cert. Rev., Ser. 2007-336A, (AMBAC Insured), 3.50%, due 11/1/07	VMIG1		4,130	ñµe
11,125	OFallon Cert. Participation (Floaters), Ser. 2002-1396, (MBIA Insured), 3.52%, due 11/1/07	VMIG1		11,125	µr
3,950	St. Louis Ind. Dev. Au. Ind. Rev. (Schnuck Markets, Inc.), Ser. 1985, (LOC: U.S. Bank), 3.50%, due 11/1/07	P-1		3,950	µß
				72,316
Montana (0.2%)
2,745	Montana St. Board of Investments Rev. (Muni. Fin. Cons. Act-Intercap), Ser. 1994, 3.85%, due 3/1/09 Putable 3/1/08	VMIG1		2,745	µ
2,000	Montana St. Board of Investments Rev. (Muni. Fin. Cons. Act-Intercap), Ser. 2000, 3.85%, due 3/1/25 Putable 3/1/08	VMIG1		2,000	µ
				4,745
Nebraska (0.3%)
5,215	Central Plains Energy Proj. Rev. (Nebgas Proj.), Ser. 2007-E09, (LOC: Wachovia Bank & Trust Co.), 3.34%, due 11/7/07		A-1+	5,215	µ

See Notes to Schedule of Investments 27

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Nevada (1.6%)
$1,900	ABN Amro Munitops Cert. Trust Rev., Ser. 2006, (MBIA Insured), 3.50%, due 11/1/07	VMIG1		$1,900	ñµa
1,065	Clark Co. Sch. Dist. (Merlots), Ser. 2006-D12, (AMBAC Insured), 3.34%, due 11/7/07		A-1+	1,065	µv
10,000	Henderson Hlth. Care Fac. Rev., Ser. 2007, (LOC: Citibank, N.A.), 3.51%, due 11/1/07	VMIG1		10,000	µ
9,660	JP Morgan Chase & Co. (Putters), Ser. 2006-1633P, (LOC: JP Morgan Chase), 3.64%, due 11/1/07			9,660	µ
3,300	Nevada St. G.O. (Floaters), Ser. 2000-344, (FGIC Insured), 3.50%, due 11/1/07	VMIG1		3,300	µs
4,265	Nevada Sys. Higher Ed. Univ. Rev. (Floaters), Ser. 2005-1240, (AMBAC Insured), 3.50%, due 11/1/07		A-1+	4,265	µs
				30,190
New Hampshire (1.1%)
3,200	Cheshire Co. G.O. TANS, Ser. 2007, 3.75%, due 12/27/07			3,200
7,000	Merrimack Co. G.O. TANS, Ser. 2007, 4.05%, due 12/28/07			7,001
4,000	Merrimack Co. G.O. TANS, Ser. 2007, 4.25%, due 12/28/07			4,003
800	New Hampshire Hlth. & Ed. Fac. Au. Rev. (Seacoast Hospice), Ser. 2006, (LOC: Citizens Bank), 3.53%, due 11/1/07			800	µ
5,400	Strafford Co. G.O. TANS, Ser. 2007, 3.75%, due 12/31/07			5,400
				20,404
New Jersey (1.4%)
4,900	Allamuchy Township Board Ed. G.O. Temporary Notes, Ser. 2007, 4.00%, due 3/14/08			4,905
3,289	Highlands G.O. BANS, Ser. 2007, 4.00%, due 1/30/08			3,291
14,200	Hoboken G.O. BANS, Ser. 2007, 3.90%, due 9/12/08			14,212
4,840	New Jersey Econ. Dev. Au. Econ. Dev. Rev. (Comm. Options Inc. Proj.), Ser. 2007, (LOC: Wachovia Bank & Trust Co.), 3.50%, due 11/1/07			4,840	µß
				27,248
New York (0.6%)
1,900	Muni. Sec. Trust Cert., Ser. 2001, (LOC: Bear Stearns), 3.57%, due 11/1/07	VMIG1		1,900	ñµ
4,970	New York City Transitional Fin. Au. Rev., Ser. 2002-2A, (LOC: Dexia Credit Locale de France), 3.50%, due 11/1/07	VMIG1	A-1+	4,970	µ
4,515	New York G.O., Ser. 2004 H1, (LOC: Bank of New York), 3.50%, due 11/1/07	VMIG1	A-1+	4,515	µ
495	Sales Tax Asset Receivable Corp., Ser. 2006, (AMBAC Insured), 3.50%, due 11/1/07	VMIG1		495	µh
				11,880
North Carolina (0.5%)
1,990	Cabarrus Co. Cert. Participation, Ser. 2003-4520, (AMBAC Insured), 3.51%, due 11/1/07		A-1+	1,990	µi
2,485	Eclipse Funding Trust (Solar Eclipse-Union Co.), Ser. 2006-0155, (AMBAC Insured), 3.49%, due 11/1/07		A-1+	2,485	µu
3,600	North Carolina Med. Care Comm. Hlth. Care Fac. Rev. (Sisters of Mercy Svcs. Corp.), Ser. 2007, (LOC: Branch Banking & Trust Co.), 3.48%, due 11/1/07	VMIG1		3,600	µß
1,270	Puttable Floating Option Tax Exempt Receipts (Floaters), Ser. 2000, (LOC: Merrill Lynch Capital Markets), 3.63%, due 11/1/07		A-1	1,270	µ
				9,345

See Notes to Schedule of Investments 28

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Ohio (4.3%)
$1,010	Clermont Co. Econ. Dev. Rev. (John Q Hammons Proj.), Ser. 1989, (LOC: Fifth Third Bank), 2.00%, due 5/1/12 Putable 11/1/07			$1,010	µß
3,455	Cleveland-Cuyahoga Co. Port Au. Ed. Fac. Rev. (Laurel Sch. Proj.), Ser. 2004, (LOC: Key Bank), 3.51%, due 11/1/07			3,455	µß
3,850	Deerfield Township G.O. BANS, Ser. 2006, 3.61%, due 11/29/07	MIG1		3,850
4,750	Hamilton G.O. BANS, Ser. 2007, 4.00%, due 9/11/08			4,760
1,100	Licking Co. Career & Technology Ed. Ctrs. G.O. BANS (Sch. Fac. Construction), Ser. 2007, 4.50%, due 9/10/08			1,107
3,500	Lucas Co. G.O. Purp. Imp. Notes, Ser. 2007-1, 4.00%, due 9/18/08	MIG1	SP-1+	3,510
4,660	Marysville G.O. BANS, Ser. 2007, 4.13%, due 6/5/08	MIG1		4,672
3,500	Marysville Tax Increment Fin. Rev. (Coleman's Crossing Rd.), Ser. 2007, (LOC: Fifth Third Bank), 4.25%, due 9/11/08			3,515
6,650	Muni. Sec. Trust Cert. G.O., Ser. 2001-133A, (FSA Insured), 3.49%, due 11/1/07		A-1	6,650	ñµe
2,830	Ohio St. G.O., Ser. 2005-7508, (LOC: Citibank, N.A.), 3.51%, due 11/1/07	VMIG1		2,830	µ
3,200	Ohio Univ. Gen. Receipts Athens BANS, Ser. 2007, 4.25%, due 1/16/08	MIG1		3,204
3,000	Richland Co. G.O. BANS (Correctional Fac.), Ser. 2007, 4.50%, due 2/21/08			3,007
660	Sidney City Sch. Dist. G.O. BANS (Energy Construction), Ser. 2006, 4.28%, due 11/29/07			660
1,200	Sidney City Sch. Dist. G.O. BANS (Sch. Construction), Ser. 2006, 4.07%, due 11/29/07			1,200
4,850	Stark Co. Port Au. Econ. Dev. Rev. (Vision FC LLC Proj.), Ser. 2007, (LOC: Fifth Third Bank), 3.47%, due 11/2/07			4,850	µ
19,500	Union Township Tax Increment Rev. BANS, Ser. 2007, 4.25%, due 9/17/08	MIG1		19,607
3,000	Univ. of Cincinnati Gen. Receipts Bonds BANS, Ser. 2007 C, 4.50%, due 1/24/08	MIG1	SP-1+	3,006
1,485	Univ. of Toledo Gen. Receipts Bonds, Ser. 2002, (FGIC Insured), 3.58%, due 11/1/07	VMIG1	A-1+	1,485	µu
7,300	Univ. of Toledo Gen. Receipts Bonds, Ser. 2001-SGA125, (FGIC Insured), 3.30%, due 11/7/07		A-1+	7,300	µt
2,330	Wickliffe BANS (Capital Improvements), Ser. 2007, 4.25%, due 12/6/07			2,331
				82,009
Oklahoma (1.5%)
5,995	Hulbert Econ. Dev. Au. Econ. Dev. Rev., Ser. 2007-301, (LOC: Bank of America), 3.52%, due 11/1/07	VMIG1		5,995	µ
22,000	Tulsa Co. Ind. Au. Cap. Imp. Rev., Ser. 2003 A, (LOC: Bank of America), 3.70%, due 5/15/17 Putable 11/15/07		A-1+	22,000	µ
				27,995
Oregon (0.7%)
1,000	Multnomah Co. Higher Ed. Rev. (Concordia Univ. Portland Proj.), Ser. 1999, (LOC: Key Bank), 3.63%, due 11/1/07	VMIG1		1,000	µß
6,315	Oregon Sch. Boards Assoc. Short-Term Borrowing Prog. Cert. Participation, Ser. 2007 A, 3.80%, due 5/30/08			6,315
5,545	Oregon St. Homeowner Rev. (Floaters), Ser. 2006-229, (LOC: Lloyd's Bank), 3.53%, due 11/1/07	VMIG1		5,545	µ
				12,860
Pennsylvania (3.3%)
14,125	Butler Co. Gen. Au. Rev. (Hampton Township Sch. Dist. Proj.), Ser. 2007, (FSA Insured), 3.46%, due 11/1/07			14,125	µv
12,270	Deutsche Bank Spears/Lifers Trust Var. St., Ser. 2007-247, (AMBAC Insured), 3.49%, due 11/1/07		A-1+	12,270	µk
2,115	Lawrence Co. Ind. Dev. Au. Rev. (Villa Maria Proj.), Ser. 2003, (LOC: Allied Irish Bank), 3.47%, due 11/1/07	VMIG1		2,115	µß
7,700	Muni. Sec. Trust Cert. Rev., Ser. 2007-7065, (AMBAC Insured), 3.50%, due 11/1/07	VMIG1		7,700	ñµe
21,530	Pennsylvania Econ. Dev. Fin. Au. Rev. (Merlots), Ser. 2007-F01, (LOC: Wachovia Bank & Trust Co.), 3.34%, due 11/7/07		A-1+	21,530	µ
5,000	St. Pub. Sch. Bldg. Au. Sch. Rev., Ser. 2006-566, (FSA Insured), 3.51%, due 11/1/07	VMIG1		5,000	µh
				62,740

See Notes to Schedule of Investments 29

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Puerto Rico (0.9%)
$2,900	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev. (Floater), Ser. 2007-1984, (LOC: Morgan Stanley), 3.50%, due 11/1/07		A-1+	$2,900	µ
13,500	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev. (Floaters), Ser. 2007-2019, (LOC: Morgan Stanley), 3.50%, due 11/1/07		A-1+	13,500	µ
				16,400
South Carolina (2.5%)
3,700	Charleston Ed. Excellence Fin. Corp. Rev., Ser. 2006-515, (LOC: Citibank, N.A.), 3.51%, due 11/1/07			3,700	µ
23,385	Greenville Co. Sch. Dist. Installment Purchase Ref. Rev. (Floaters), Ser. 2004-982, (LOC: Morgan Stanley), 3.50%, due 11/1/07		A-1+	23,385	µ
4,505	Jasper Co. Rev. BANS, Ser. 2007, 3.85%, due 7/1/08			4,505
1,300	Macon Trust Var. St., Ser. 2007-303, (LOC: Bank of America), 3.52%, due 11/1/07	VMIG1		1,300	µ
5	Muni. Sec. Trust Cert. Rev., Ser. 2007-293A, (FSA Insured), 3.50%, due 11/1/07	VMIG1		5	ñµe
4,685	Three Rivers Solid Waste Au. Solid Waste Disp. Fac. Rev. BANS, Ser. 2007, 3.75%, due 6/1/08		SP-1+	4,685
9,365	Western Carolina Reg. Sewer Au. Sewer Sys. Rev., Ser. 2007-11123, (FSA Insured), 3.51%, due 11/1/07		A-1+	9,365	µh
				46,945
South Dakota (0.3%)
3,000	South Dakota St. Hlth. & Ed. Fac. Au. Rev. (Rapid City Regional Hosp.), Ser. 2003, (MBIA Insured), 3.58%, due 11/1/07	VMIG1		3,000	µßu
3,600	Watertown IDR (SUPERVALU, Inc. Proj.), Ser. 1994, (LOC: Wachovia Bank & Trust Co.), 3.42%, due 11/7/07			3,600	µß
				6,600
Tennessee (2.4%)
600	Blount Co. Pub. Bldg. Au. (Gov't. Pub. Imp.), Ser. 2001 A-2F, (AMBAC Insured), 3.62%, due 11/1/07	VMIG1		600	µy
500	Blount Co. Pub. Bldg. Au. (Local Gov't. Pub. Imp.), Ser. 2001 A-1-D, (AMBAC Insured), 3.62%, due 11/1/07	VMIG1		500	µy
1,400	Memphis-Shelby Co. IDB Rev. (Medical Group, Inc.), Ser. 1999, (LOC: SunTrust Bank), 3.46%, due 11/1/07	P-1		1,400	µß
7,450	Metro. Gov't. Nashville & Davidson Co. IDB Multi-Family Hsg. Rev. (Spinnaker), Ser. 2002, (LOC: Fannie Mae), 3.30%, due 11/7/07		A-1+	7,450	µß
3,250	Sevier Co. Pub. Bldg. Au. (Pub. Construction Notes Proj.), Ser. 2007-A6, 3.80%, due 4/1/10 Putable 4/1/08	MIG1		3,250	µ
450	Sevier Co. Pub. Bldg. Au. Rev. (Local Gov't. Pub. Imp.), Ser. 2002 (AMBAC Insured), 3.62%, due 11/1/07	VMIG1		450	µo
14,785	Tennessee Energy Acquisition Corp. Gas Rev. (Floaters), Ser. 2007-2020, (LOC: Morgan Stanley), 3.55%, due 11/1/07	VMIG1		14,785	µ
3,355	Tennessee Energy Acquisition Corp. Gas Rev. (Floaters), Ser. 2006-3646, (LOC: Merrill Lynch Capital Markets), 3.58%, due 11/1/07			3,355	µ
14,135	Tennessee Energy Acquisition Corp. Gas Rev. (Putters), Ser. 2007-2251, (LOC: JP Morgan Chase), 3.53%, due 11/1/07	VMIG1		14,135	µ
				45,925
Texas (18.0%)
11,675	ABN Amro Munitops Cert. Trust Rev., Ser. 2006-30, (PSF Insured), 3.50%, due 11/1/07	VMIG1		11,675	ñµa
6,105	Aledo Independent Sch. Dist. (Floaters), Ser. 2005-2769, (PSF Insured), 3.58%, due 11/1/07			6,105	µr
6,345	Austin Convention Enterprises, Inc. Convention Ctr. (Putters), Ser. 2006-1614, (XLCA Insured), 3.50%, due 11/1/07		A-1+	6,345	µo
7,945	Austin Hsg. Fin. Corp. Multi-Family Hsg. Rev. (Merlots), Ser. 2007-G02, (LOC: Bank of New York), 3.34%, due 11/7/07		A-1+	7,945	µ

See Notes to Schedule of Investments 30

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
$4,600	Austin Wtr. & Wastewater Sys. Rev. (Merlots), Ser. 2006-D10, (FSA Insured), 3.34%, due 11/7/07		A-1+	$4,600	µv
10,565	BB&T Muni. Trust Var. St. (Floaters), Ser. 2007-2010, (LOC: Branch Banking & Trust Co.), 3.49%, due 11/1/07	VMIG1		10,565	µ
3,005	BB&T Muni. Trust Var. St. (Floaters), Ser. 2007-2036, (LOC: Branch Banking & Trust Co.), 3.51%, due 11/1/07	VMIG1		3,005	µ
5,360	Beaumont G.O., Ser. 2006-2223, (CIFG Insured), 3.51%, due 11/1/07	VMIG1		5,360	µi
27,500	Deutsche Bank Spears/Lifers Trust Var. St., Ser. 2007-292, (LOC: Deutsche Bank), 3.53%, due 11/1/07		A-1+	27,500	µ
6,795	Dickinson Independent Sch. Dist. (Putters), Ser. 2007-1518B, (PSF Insured), 3.50%, due 11/1/07	VMIG1		6,795	µo
2,970	Dickinson Independent Sch. Dist. (Putters), Ser. 2007-1517B, (PSF Insured), 3.50%, due 11/1/07	VMIG1		2,970	µo
4,700	Eclipse Funding Trust (Solar Eclipse-Houston Independent Sch.), Ser. 2006-0019, (FSA Insured), 3.49%, due 11/1/07	VMIG1		4,700	ñµu
3,200	El Paso Independent Sch. Dist. (Putters), Ser. 2007-2230, (PSF Insured), 3.50%, due 11/1/07	VMIG1	A-1+	3,200	µo
4,345	Frenship Independent Sch. Dist. (Floaters), Ser. 2005, (PSF Insured), 3.58%, due 11/1/07			4,345	µk
6,480	Harris Co. Hlth. Fac. Dev. Corp. Rev. (Putters), Ser. 2005-1018, (LOC: JP Morgan Chase), 3.49%, due 11/1/07	VMIG1	A-1+	6,480	µ
1,370	Hidalgo Co. G.O. (Merlots), Ser. 2007-C03, (FSA Insured), 3.34%, due 11/7/07		A-1+	1,370	µd
7,780	Keller Ind. Sch. Dist. G.O. (ABN Amro Munitops Cert. Trust), Ser. 2006-30, (PSF Insured), 3.50%, due 11/1/07	VMIG1		7,780	ñµa
5,270	Lufkin Hlth. Fac. Dev. Corp. Hlth. Sys. Ref. Rev. (Mem. Hlth. Sys. East Texas), Ser. 1998, 5.70%, due 2/15/28 Pre-Refunded 2/15/08			5,450	ß
15,585	Lufkin Hlth. Fac. Dev. Corp. Hlth. Sys. Ref. Rev. (Memorial Hlth. Sys.), Ser. 2005 A, (LOC: Allied Irish Bank PLC), 3.61%, due 11/1/07		A-1	15,585	µß
9,935	McKinney Independent Sch. Dist. (Floaters), Ser. 2006-26TP, (PSF Insured), 3.49%, due 11/1/07			9,935	µx
8,990	Muni. Sec. Trust Cert. G.O., Ser. 2000-9005A, (FSA Insured), 3.50%, due 11/1/07		A-1	8,990	ñµe
7,995	Muni. Sec. Trust Cert. G.O., Ser. 2007-312A, (LOC: Bear Stearns), 3.50%, due 11/1/07	VMIG1		7,995	ñµe
9,520	Muni. Sec. Trust Cert. G.O., Ser. 2007-315A, (FSA Insured), 3.50%, due 11/1/07	VMIG1		9,520	ñµe
3,775	Muni. Sec. Trust Cert. G.O., Ser. 2006-279A, (PSF Insured), 3.51%, due 11/1/07	VMIG1		3,775	ñµe
14,860	Muni. Sec. Trust Cert. G.O., Ser. 2007-338A, (PSF Insured), 3.51%, due 11/1/07	VMIG1		14,860	ñµe
8,450	Muni. Sec. Trust Cert. G.O., Ser. 2007-3082A, (MBIA Insured), 3.60%, due 11/1/07	VMIG1		8,450	ñµe
29,740	Munitops II Trust, Ser. 2007-63, (PSF Insured), 3.50%, due 11/1/07			29,740	µc
22,695	Munitops II Trust, Ser. 2007-67, (PSF Insured), 3.50%, due 11/1/07			22,695	ñµc
5,750	Puttable Floating Option Tax Exempt Receipts, Ser. 2007, (MBIA Insured), 3.58%, due 11/1/07			5,750	µr
8,190	Puttable Floating Option Tax Exempt Receipts (Lampasasa), Ser. 2007-4309, (PSF Insured), 3.52%, due 11/1/07			8,190	µr
9,230	Puttable Floating Option Tax Exempt Receipts (Leander Sch. Dist.), Ser. 2007-256, (PSF Insured), 3.53%, due 11/1/07			9,230	µr
5,105	San Antonio Wtr. Rev., Ser. 2006-7028, (MBIA Insured), 3.51%, due 11/1/07	VMIG1		5,105	µi
20,525	Texas Muni. Gas Acquisition & Supply Corp. II Gas Supply Rev., Ser. 2007-10014, (LOC: Dexia Credit Locale de France), 3.58%, due 11/1/07		A-1+	20,525	µ
24,745	Texas St. Turnpike Au. Central Turnpike Sys. Rev., Ser. 2007-10041, (AMBAC Insured), 3.51%, due 11/1/07		A-1+	24,745	µi
7,241	Texas St. Turnpike Au. Central Turnpike Sys. Rev. (Floaters), Ser. 2006-1408, (AMBAC Insured), 3.50%, due 11/1/07		A-1+	7,241	µs
3,520	Univ. of Texas Univ. Rev., Ser. 2007-1080, (LOC: Citigroup Global Markets), 3.51%, due 11/1/07	VMIG1		3,520	µ
				342,041

See Notes to Schedule of Investments 31

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Utah (0.8%)
$4,800	Central Wtr. Conservancy Dist. G.O., Ser. 1998 E, (AMBAC Insured), 3.31%, due 11/7/07	VMIG1	A-1+	$4,800	µp
2,950	Lehi Elec. Util. Rev., Ser. 2005, (FSA Insured), 3.37%, due 11/7/07			2,950	µl
8,500	Utah Trans. Au. Sales Tax Rev. (Floaters), Ser. 2007-63Z, (MBIA Insured), 3.50%, due 11/1/07			8,500	µm
				16,250
Vermont (0.2%)
3,400	Vermont Ed. & Hlth. Bldg. Fin. Agcy. Rev. (Middlebury College Proj.), Ser. 2002 B, 3.58%, due 11/1/32 Putable 11/1/07			3,400	µ
195	Vermont Ed. & Hlth. Bldg. Fin. Agcy. Rev. (Northeastern Hosp.), Ser. 2004 A, (LOC: TD Banknorth N.A.), 3.55%, due 11/1/07	VMIG1		195	µß
				3,595
Virginia (3.0%)
26,280	BB&T Muni. Trust Var. St. (Floaters), Ser. 2007-1002, (LOC: Branch Banking & Trust Co.), 3.61%, due 11/1/07	VMIG1		26,280	µ
15,265	BB&T Muni. Trust Var. St. (Floaters), Ser. 2007-1004, (LOC: Branch Banking & Trust Co.), 3.61%, due 11/1/07	VMIG1		15,265	µ
7,500	ABN Amro Munitops. Cert. Trust Rev., Ser. 2005-48, (LOC: ABN Amro Bank N.V.), 3.50%, due 11/1/07	VMIG1		7,500	ñµ
7,050	BB&T Muni. Trust Var. St. (Floaters), Ser. 2007-1006, (LOC: Branch Banking & Trust Co.), 3.61%, due 11/1/07	VMIG1		7,050	µ
				56,095
Washington (3.9%)
6,865	Deutsche Bank Spears/Lifers Trust Var. St. (Everett Hsg.), Ser. 2007-131, (LOC: Deutsche Bank), 3.73%, due 11/1/07			6,865	µ
3,700	Everett Pub. Fac. Dist. Proj. Rev., Ser. 2007, (LOC: Dexia Credit Locale de France), 3.63%, due 11/1/07		A-1+	3,700	µ
4,622	King Co. Swr. Rev. (Floaters), Ser. 2005-1091, (FSA Insured), 3.50%, due 11/1/07			4,622	µs
5,335	Muni. Sec. Trust Cert. G.O., Ser. 2007-301A, (AMBAC Insured), 3.50%, due 11/1/07			5,335	ñµe
12,335	NJB Prop. Lease Rev., Ser. 2007, (LOC: Citigroup Global Markets), 3.51%, due 11/1/07		A-1+	12,335	µ
3,175	Pierce Co. Sch. Dist. Number 010 Tacoma G.O. (Floaters), Ser. 2005-3316, (FSA Insured), 3.58%, due 11/1/07	VMIG1		3,175	µr
2,607	Port of Seattle Rev. (Floaters), Ser. 2002-739D, (FGIC Insured), 3.50%, due 11/1/07		A-1+	2,607	µs
7,240	Port of Seattle Rev. (Floaters), Ser. 2006-3499, (XLCA Insured), 3.52%, due 11/1/07			7,240	µr
7,745	Seattle Museum Dev. Au. Spec. Oblig. Rev. (Merlots), Ser. 2005-D03, (LOC: Wachovia Bank & Trust Co.), 3.34%, due 11/7/07		A-1+	7,745	µ
17,000	Washington St. Hlth. Care Fac. Au. Rev. (Swedish Hlth. Svcs.), Ser. 2006, (LOC: Citibank, N.A.), 3.34%, due 11/7/07	VMIG1	A-1+	17,000	µß
1,000	Washington St. Hsg. Fin. Commission Non-Profit Rev. (St. Vincent de Paul Proj.), Ser. 2000 A, (LOC: Wells Fargo Bank & Trust Co.), 3.44%, due 11/1/07		A-1+	1,000	µß
1,800	Washington St. Hsg. Fin. Commission Non-Profit Rev. (Tacoma Art Museum Proj.), Ser. 2002, (LOC: Northern Trust Co.), 3.63%, due 11/1/07	VMIG1		1,800	µß
				73,424

See Notes to Schedule of Investments 32

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Wisconsin (4.0%)
$3,000	Antigo Unified Sch. Dist. TRANS, Ser. 2006, 3.85%, due 11/1/07			$3,000
1,560	Appleton Waterworks Rev., Ser. 2007-A, (MBIA Insured), 4.00%, due 1/1/08			1,561
19,310	Eclipse Funding Trust Var. St. (Solar Eclipse-Wisconsin St.), Ser. 2007-0004, (FSA Insured), 3.50%, due 11/1/07		A-1+	19,310	µu
6,500	Muni. Sec. Trust Cert. Rev., Ser. 2007-335, (LOC: Bear Stearns), 3.50%, due 11/1/07	VMIG1		6,500	ñµ
4,250	New Richmond Sch. Dist. BANS, Ser. 2007, 4.13%, due 6/6/08	MIG1		4,255
3,000	Wisconsin Sch. Dist. Cash Flow Management Prog. Cert. Participation, Ser. 2006 B, 4.25%, due 11/1/07	MIG1		3,000
500	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Alverno College Proj.), Ser. 1997, (LOC: Allied Irish Bank), 3.63%, due 11/1/07	VMIG1		500	µß
4,125	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Blood Ctr.), Ser. 1994 A, (LOC: Marshall & Ilsley), 3.29%, due 11/7/07		A-1	4,125	µß
3,145	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Concordia Univ. of Wisconsin, Inc. Proj.), Ser. 2006, (LOC: Marshall & Ilsley), 3.54%, due 11/1/07			3,145	µß
3,175	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Edgewood College), Ser. 2006, (LOC: U.S. Bank), 3.63%, due 11/1/07		A-1+	3,175	µß
8,090	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Floaters), Ser. 2003-858, (MBIA Insured), 3.52%, due 11/1/07			8,090	µp
12,100	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Fort Healthcare Inc.), Ser. 2007 A, (LOC: JP Morgan Chase), 3.61%, due 11/1/07		A-1+	12,100	µß
1,390	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Gundersen Lutheran), Ser. 2000 A, (FSA Insured), 3.58%, due 11/1/07		A-1+	1,390	µßl
1,400	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Lutheran College Proj.), Ser. 2003, (LOC: U.S. Bank), 3.63%, due 11/1/07		A-1+	1,400	µß
3,100	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Prohealth Inc.), Ser. 2001 B, (AMBAC Insured), 3.58%, due 11/1/07	VMIG1	A-1+	3,100	µoß
935	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Riverview Hosp. Assoc.), Ser. 2001, (LOC: U.S. Bank), 3.63%, due 11/1/07		A-1+	935	µß
				75,586
	Total Investments (99.2%)			1,883,799
	Cash, receivables and other assets, less liabilities (0.8%)			14,359
	Total Net Assets (100.0%)			$1,898,158

See Notes to Schedule of Investments 33

Schedule of Investments Municipal Master Series

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Alabama (0.2%)
$988	Birmingham Pub. Park & Rec. Board Rev., Ser. 1997, (LOC: AmSouth Bank), 3.58%, due 11/1/07			$988	µß
Arizona (1.5%)
8,995	RBC Muni. Prod., Inc. Trust Var. St. Rev. (Floater Cert.), Ser. 2007 C-6, (LOC: Royal Bank of Canada), 3.57%, due 11/1/07	VMIG1		8,995	µ
Arkansas (1.4%)
8,560	Morgan Keegan Muni. Prod., Inc. Var. St. Trust Receipts, Ser. 2006 D, (LOC: IXIS Funding Corp.), 3.57%, due 11/1/07		A-1+	8,560	µq
California (5.6%)
1,335	California Statewide Comm. Dev. Corp. Rev. (RL Group LLC), Ser. 1998 C, (LOC: Mellon 1st Business Bank), 3.40%, due 11/7/07			1,335	µß
5,000	Contra Costa Co. Multi-Family Hsg. Rev. (Pleasant Hill BART Transit), Ser. 2006 A, 3.95%, due 4/15/46 Putable 12/20/07			5,002	ß
1,605	Deutsche Bank Spears/Lifers Trust Var. St. Rev., Ser. 2007-386, (FGIC Insured), 3.63%, due 11/1/07			1,605	µk
22,010	Deutsche Bank Spears/Lifers Trust Var. St. Rev., Ser. 2007-116, (LOC: Deutsche Bank), 3.71%, due 11/1/07			22,010	µ
4,890	Puttable Floating Option Tax Exempt Receipts (Floaters), Ser. 2006, (LOC: Merrill Lynch Capital Markets), 3.65%, due 11/1/07			4,890	µ
				34,842
Colorado (1.5%)
1,000	Central Platte Valley Metro. Dist., Ser. 2006, (LOC: BNP Paribas), 3.70%, due 12/1/07		A-1+	1,000	µ
2,225	Colorado Hsg. & Fin. Au. Econ. Dev. Rev. (Kapteyn-Murnane Labs Inc.), Ser. 2007, (LOC: Wells Fargo Bank & Trust Co.), 3.63%, due 11/1/07			2,225	µ
4,110	Deutsche Bank Spears/Lifers Trust Var. St. Rev., Ser. 2007, (MBIA Insured), 3.52%, due 11/1/07		A-1+	4,110	µk
1,995	El Paso Co. Single Family Mtge. Rev. (Merlots), Ser. 2007 C44, (LOC: Government National Mortgage Association), 3.39%, due 11/7/07	VMIG1		1,995	µd
				9,330
Delaware (0.1%)
450	Delaware St. Econ. Dev. Au. Multi-Family Rev. (Sch. House Proj.), Ser. 1985, (LOC: HSBC Bank), 3.40%, due 11/7/07	VMIG1		450	µ
District of Columbia (1.8%)
5,000	Metro. Washington DC Arpts. Au. Sys. Rev. (Merlots), Ser. 2007-B01, (FGIC Insured), 3.39%, due 11/7/07		A-1+	5,000	µv
6,000	Metro. Washington DC Arpts. Au. Sys. Rev. (Merlots), Ser. 2007-C96, (MBIA Insured), 3.39%, due 11/7/07		A-1+	6,000	µd
				11,000

See Notes to Schedule of Investments 34

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Florida (4.3%)
$2,400	Deutsche Bank Spears/Lifers Trust Var. St. Rev., Ser. 2007-351, (AMBAC Insured), 3.57%, due 11/1/07		A-1+	$2,400	µk
5,505	Deutsche Bank Spears/Lifers Trust Var. St. Rev., Ser. 2007, (MBIA Insured), 3.57%, due 11/1/07			5,505	µk
3,250	Florida Dev. Fin. Corp. IDR (4504 30th Street West LLC Proj.), Ser. 2007, (LOC: Branch Banking & Trust Co.), 3.58%, due 11/1/07			3,250	µ
960	Ocean Hwy. & Port Au. Rev., Ser. 1990, (LOC: Wachovia Bank & Trust Co.), 3.40%, due 11/7/07	VMIG1	A-1+	960	µ
690	Orange Co. Hsg. Fin. Au. Multi-Family Rev., Ser. 2000 E, (LOC: Bank of America), 3.44%, due 11/7/07	VMIG1		690	µß
1,090	Orange Co. Hsg. Fin. Au. Multi-Family Rev. (Putters), Ser. 2005-1179, (LOC: JP Morgan Chase), 3.55%, due 11/1/07	VMIG1		1,090	µ
12,815	Puttable Floating Option Tax Exempt Receipts (Floaters), Ser. 2007-1497, (LOC: Merrill Lynch Capital Markets), 3.73%, due 11/1/07		A-1	12,815	µ
				26,710
Georgia (4.2%)
1,000	Atlanta Arpt. Rev. (Merlots), Ser. 2004 C14, (FSA Insured), 3.39%, due 11/7/07	VMIG1		1,000	µv
4,000	Atlanta Arpt. Rev. (Merlots), Ser. 2000 CCC, (FGIC Insured), 3.39%, due 11/7/07	VMIG1		4,000	µv
1,800	Atlanta Urban Residential Fin. Au. Multi-Family Hsg. Rev. (Capitol Gateway Apts.), Ser. 2005, (LOC: Bank of America), 3.54%, due 11/1/07		A-1+	1,800	µß
355	Canton Hsg. Au. Multi-Family Rev. (Canton Mill Lofts Proj.), Ser. 1999, (LOC: Branch Banking &Trust Co.), 3.58%, due 11/1/07		A-1+	355	µß
2,450	Carroll Co. Dev. Au. Rev. (Royal Metal Prod., Inc. Proj.), Ser. 2007, (LOC: Branch Banking & Trust Co.), 3.58%, due 11/1/07	VMIG1		2,450	µß
2,000	Cartersville Dev. Au. IDR (Bliss & Laughlin), Ser. 1988, (LOC: Bank of America), 3.59%, due 11/1/07			2,000	µß
7,900	Cobb Co. Hsg. Au. Multi-Family Hsg. Rev. (Woodchase Village Apts. Proj.), Ser. 2003, (LOC: Regions Bank), 3.55%, due 11/1/07	VMIG1		7,900	µß
1,015	Douglas Co. Dev. Au. IDR (Whirlwind Steel Bldg.), Ser. 1997, (LOC: JP Morgan Chase), 3.73%, due 11/1/07			1,015	µß
2,405	Gordon Co. Dev. Au. IDR (Nance Carpet & Rug, Inc. Proj.), Ser. 2006, (LOC: Branch Banking & Trust Co.), 3.58%, due 11/1/07			2,405	µß
1,035	Gwinnett Co. Dev. Au. IDR (Color Image Inc. Proj.), Ser. 1999, (LOC: SouthTrust Bank), 3.58%, due 11/1/07			1,035	µß
2,250	Jasper Co. Dev. Au. IDR (PermaTherm, Inc. Proj.), Ser. 2007, (LOC: Branch Banking & Trust Co.), 3.58%, due 11/1/07			2,250	µß
				26,210
Idaho (4.3%)
14,115	Idaho Hsg. & Fin. Assoc. Single Family Mtge. Rev., Ser. 2007-11192, (LOC: Citibank, N.A.), 3.59%, due 11/1/07	VMIG1		14,115	µ
12,695	Puttable Floating Option Tax Exempt Receipts (Floaters), Ser. 2007-4049, (LOC: Merrill Lynch Capital Markets), 3.61%, due 11/1/07	VMIG1		12,695	µ
				26,810

See Notes to Schedule of Investments 35

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Illinois (12.8%)
$2,440	Aurora IDR (FIS Aurora Invest LLC Proj.), Ser. 2001 A, (LOC: National City Bank), 3.56%, due 11/1/07			$2,440	µß
10,570	Aurora Single Family Mtge. Rev., Ser. 2007-10213, (LOC: Government National Mortgage Association), 3.59%, due 11/1/07		A-1+	10,570	µi
7,395	Aurora Single Family Mtge. Rev. (Merlots), Ser. 2007 E04, (LOC: Government National Mortgage Association), 3.39%, due 11/7/07		A-1+	7,395	µd
2,900	Aurora Single Family Mtge. Rev. (Merlots), Ser. 2007 C55, (LOC: Government National Mortgage Association), 3.39%, due 11/7/07		A-1+	2,900	µd
4,500	Chicago Enterprise Zone Rev. (J & A LLC Proj.), Ser. 2002, (LOC: Charter One Bank), 3.56%, due 11/1/07			4,500	µ
2,920	Chicago IDR (Evans Food Prod. Co. Proj.), Ser. 1998, (LOC: LaSalle National Bank), 3.55%, due 11/1/07		A-1+	2,920	µ
1,160	Chicago Multi-Family Hsg. Rev. (Churchview Supportive Living Fac.), Ser. 2003, (LOC: Harris Trust & Savings Bank), 3.58%, due 11/1/07	VMIG1		1,160	µß
7,245	Chicago O'Hare Int'l. Arpt. Rev. (Putters), Ser. 2005-844Z, (MBIA Insured), 3.55%, due 11/1/07		A-1+	7,245	µo
2,500	Chicago Single Family Mtge. Rev., Ser. 2007 2F, (LOC: Government National Mortgage Association), 3.93%, due 7/1/08			2,500	[f]
4,000	Chicago Single Family Mtge. Rev., Ser. 2007 2D, (LOC: Government National Mortgage Association), 3.95%, due 7/1/08			4,000	[j]
2,011	Decatur Park Dist. G.O., Ser. 2007 B, 4.25%, due 12/15/07			2,012
1,639	Dundee Township Park Dist. G.O., Ser. 2006, 4.35%, due 12/1/07			1,640
1,400	Elgin IDR (Bailey Dev. LLC Proj.), Ser. 1996 A, (LOC: LaSalle National Bank), 3.60%, due 11/1/07		A-1+	1,400	µß
1,500	Elmhurst IDR (Randall Mfg. Prod. Proj.), Ser. 2002, (LOC: LaSalle National Bank), 3.63%, due 11/1/07		A-1+	1,500	µß
4,150	Illinois Dev. Fin. Au. IDR (Amtex Steel, Inc. Proj.), Ser. 1999, (LOC: LaSalle National Bank), 3.55%, due 11/1/07		A-1+	4,150	µß
700	Illinois Dev. Fin. Au. IDR (Florence Corp. Proj.), Ser. 1997, (LOC: Bank One), 3.73%, due 11/1/07			700	µß
915	Illinois Dev. Fin. Au. IDR (JVM LLC Proj.), Ser. 2001, (LOC: Fifth Third Bank), 3.56%, due 11/1/07			915	µß
4,570	Illinois Dev. Fin. Au. IDR (Trim-Rite Food Corp. Proj.), Ser. 2000, (LOC: Fifth Third Bank), 3.54%, due 11/2/07			4,570	µß
700	Illinois Dev. Fin. Au. Rev. (American Academy), Ser. 2001, (LOC: Bank One), 3.55%, due 11/1/07			700	µß
500	Illinois Fin. Au. IDR (E Kinast Proj.), Ser. 2005 A, (LOC: JP Morgan Chase), 3.73%, due 11/1/07			500	µß
3,400	Illinois Fin. Au. IDR (Injection Plastic Corp.), Ser. 2006 A, (LOC: Wachovia Bank & Trust Co.), 3.43%, due 11/7/07			3,400	µß
1,000	Illinois Fin. Au. IDR (Meyer Ind. LLC Proj.), Ser. 2006, (LOC: Fifth Third Bank), 3.56%, due 11/1/07			1,000	µß
930	Illinois Fin. Au. IDR (Transparent Container Proj.), Ser. 2004, (LOC: Bank One), 3.59%, due 11/1/07	VMIG1		930	µß
7,500	Illinois Fin. Au. Rev. (Reliable Materials Proj.), Ser. 2006, (LOC: Marshall & Ilsley), 3.44%, due 11/7/07		A-1	7,500	µß
2,620	Upper Illinois River Valley Dev. Au. IDR (Advanced Drainage Sys.), Ser. 2002, (LOC: National City Bank), 3.56%, due 11/1/07			2,620	µß
				79,167

See Notes to Schedule of Investments 36

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Indiana (5.1%)
$2,000	Bartholomew Cons. Sch. Corp. Ind. Tax Anticipation Warrants, Ser. 2007, 4.00%, due 12/31/07			$2,001
2,680	Concord Comm. Sch. Tax Anticipation Warrants, Ser. 2007, 3.90%, due 12/31/07			2,681
2,970	Crawfordsville Econ. Dev. Ref. Rev. (Pedcor Investments-Shady), Ser. 1993, (LOC: Federal Home Loan Bank), 3.55%, due 11/1/07	VMIG1		2,970	µß
3,540	Elkhart Co. Econ. Dev. Rev. (Carriage, Inc. Proj.), Ser. 2006, (LOC: National City Bank), 3.56%, due 11/1/07			3,540	µ
585	Elkhart Co. Econ. Dev. Rev. (Pinnacle Bldg. Sys. Corp.), Ser. 1999, (LOC: Bank One Indiana N.A.), 3.58%, due 11/7/07			585	µß
1,400	Hamilton Southeastern Sch. Warrants, Ser. 2007, 3.80%, due 12/31/07			1,400
500	Hammond Econ. Dev. Rev. (A.M. Castle & Co. Proj.), Ser. 1994, (LOC: Bank of America), 3.73%, due 11/1/07			500	µß
3,695	Indiana St. Fin. Au. Wtr. Fac. Rev., Ser. 2006-111, (AMBAC Insured), 3.53%, due 11/1/07	VMIG1	A-1+	3,695	µc
2,650	Johnson Co. Tax Anticipation Warrants, Ser. 2007, 4.35%, due 12/31/07			2,653
970	Kendallville Econ. Dev. Rev. (Metal Shred Ind. Proj.), Ser. 2006, (LOC: Fifth Third Bank), 3.54%, due 11/2/07			970	µß
1,890	Kokomo Econ. Dev. Rev. (Village Comm. Partners IV Proj.), Ser. 1995, (LOC: Federal Home Loan Bank), 3.55%, due 11/1/07	VMIG1		1,890	µß
1,069	La Porte Co. Econ. Dev. Rev. (Pedcor Investments-Woodland Crossing Apt.), Ser. 1994, (LOC: Federal Home Loan Bank), 3.56%, due 11/1/07	VMIG1		1,069	µß
2,600	La Porte Co. Econ. Dev. Rev. (Van Air Proj.), Ser. 2007, (LOC: LaSalle National Bank), 3.60%, due 11/1/07			2,600	µß
1,087	Noblesville Econ. Dev. Rev. (Princeton Lakes Apts. Proj.), Ser. 2003 B, (LOC: Federal Home Loan Bank), 3.57%, due 11/1/07		A-1+	1,087	µ
1,105	North Vernon Econ. Dev. Rev. (Oak Meadows Apt. Proj.), Ser. 1995, (LOC: Federal Home Loan Bank), 3.40%, due 11/7/07		A-1+	1,105	µß
2,150	Spencer Owen Comm. Schs. Tax Anticipation Warrants, Ser. 2007, 3.90%, due 12/31/07			2,150
500	Tippecanoe Co. Econ. Dev. Ref. Rev. (Lafayette Venetian Blind), Ser. 2004, (LOC: PNC Bank), 3.56%, due 11/1/07			500	µß
				31,396
Iowa (1.5%)
400	Mason City IDR (SUPERVALU, Inc. Proj.), Ser. 1994, (LOC: Wachovia Bank & Trust Co.), 3.42%, due 11/7/07			400	µß
6,315	Muni. Sec. Trust Cert. G.O., Ser. 2007 7042A, (LOC: Government National Mortgage Association), 3.55%, due 11/1/07	VMIG1		6,315	ñµe
2,215	Sergeant Bluff IDR (Sioux City Brick & Tile Proj.), Ser.1996, (LOC: U.S. Bank), 3.59%, due 11/1/07			2,215	µß
				8,930
Kansas (0.6%)
3,925	Junction City G.O., Ser. 2007 A, 5.00%, due 6/1/08			3,947

See Notes to Schedule of Investments 37

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Kentucky (2.3%)
$200	Bardstown Ind. Rev. (JAV Invt. LLC Proj.), Ser. 2001, (LOC: Bank One Michigan), 3.73%, due 11/1/07			$200	µß
2,790	Boone Co. Ind. Bldg. Rev. (Benda-Lutz Corp. Proj.), Ser. 2005, (LOC: Fifth Third Bank), 3.54%, due 11/2/07			2,790	µß
2,700	Boone Co. Ind. Bldg. Rev. (Kiswel, Inc. Proj.), Ser. 2007, (LOC: Branch Banking & Trust Co.), 3.58%, due 11/1/07	VMIG1		2,700	µß
2,665	Fort Mitchell Ind. Bldg. Rev. (Grandview/Hemmer Proj.), Ser. 1986, (LOC: PNC Bank), 3.90%, due 2/1/08			2,665	µ
4,000	Fulton Co. Ind. Bldg. Rev. (Burke-Parsons-Bowlby Corp.), Ser. 2006, (LOC: Branch Banking & Trust Co.), 3.58%, due 11/1/07			4,000	µß
1,800	Lexington-Fayette Urban Co. Arpt. Corp. Rev. Ref. (1st Mtg.), Ser. 1998 C, (MBIA Insured), 3.63%, due 11/1/07	VMIG1		1,800	µl
315	Trimble Co. Econ. Dev. Rev. (Synthetic Materials Proj.), Ser. 2000, (LOC: Citizens Bank), 3.60%, due 11/1/07			315	µß
				14,470
Louisiana (1.9%)
300	Ascension Parish Rev. (BASF Corp. Proj.), Ser. 1998, 3.69%, due 11/1/07	P-1		300	µß
1,000	Calcasieu Parish Pub. Trust Au. Gulf Opportunity Zone Rev. (Delta Equine Ctr. LLC Proj.), Ser. 2007, (LOC: Branch Banking & Trust Co.), 3.58%, due 11/1/07			1,000	µß
4,940	Deutsche Bank Spears/Lifers Trust Var. St., Ser. 2007-137, (LOC: Deutsche Bank), 3.71%, due 11/1/07			4,940	µ
3,310	Louisiana HFA Single Family Mtge. Rev. (Floaters), Ser. 2006-1566, (LOC: Depfa Bank), 3.55%, due 11/1/07		A-1+	3,310	µs
2,000	Louisiana Local Gov't. Env. Facs. & Comm. Dev. Rev. (SRL Holdings LLC Proj.), Ser. 2007, (LOC: Branch Banking & Trust Co.), 3.58%, due 11/1/07			2,000	µß
				11,550
Maine (1.1%)
6,000	Maine St. Hsg. Au. Mtge. Purchase Bonds, Ser. 2007 F, 3.85%, due 11/15/34 Putable 9/22/08	VMIG1	A-1+	6,000
500	Westbrook Rev. (Corriveau-Routhier, Inc. Proj.), Ser. 1986, (LOC: Fleet National Bank), 3.90%, due 12/15/07			500	µß
				6,500
Maryland (1.8%)
1,660	Howard Co. IDR (Preston CT Ltd. Partnership), Ser. 1986, (LOC: SunTrust Bank), 3.70%, due 11/1/07		A-1+	1,660	µ
9,280	Maryland St. Comm. Dev. Admin. Dept. Hsg. & Comm. Dev., Ser. 2007 2078, (LOC: Wells Fargo Bank), 3.55%, due 11/1/07	VMIG1		9,280	µ
				10,940
Massachusetts (1.4%)
3,000	Cape Cod Reg. Transit Au. RANS, Ser. 2007, 4.00%, due 7/31/08			3,001
2,400	Greater Attleboro-Taunton Reg. Transit Au. RANS, Ser. 2007, 4.00%, due 8/22/08			2,402
1,150	Massachusetts St. HFA, Ser. 2005 A, (FSA Insured), 3.85%, due 6/1/08			1,150
1,975	Massachusetts St. Ind. Fin. Agcy. Rev. (Sr. Living Fac.-Forge Hill Proj.), Ser. 1998, 6.75%, due 4/1/30 Pre Refunded 4/1/08			2,044	ß
				8,597

See Notes to Schedule of Investments 38

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Michigan (1.1%)
$1,000	ABN Amro Munitops Cert. Trust Rev., Ser. 2004-2, (LOC: Government National Mortgage Association), 3.54%, due 11/1/07	VMIG1		$1,000	µa
5,600	Michigan St. Hsg. Dev. Au. Ltd. Oblig. Multi-Family Hsg. Rev. (Benton Harbor Proj.), Ser. 2006, (LOC: Fifth Third Bank), 4.35%, due 6/1/41 Putable 7/1/08	VMIG1		5,604	ß
				6,604
Minnesota (1.6%)
100	Blaine IDR (SUPERVALU, Inc. Proj.), Ser. 1993, (LOC: Wachovia Bank & Trust Co.), 3.42%, due 11/7/07			100	µß
5,600	Dakota Co. Comm. Dev. Agcy. Multi-Family Hsg. Rev. (Brentwood Hills Apts. Proj.), Ser. 2003 A, (LOC: LaSalle National Bank), 3.68%, due 11/1/07	VMIG1		5,600	µß
2,415	Plymouth Multi-Family Hsg. Ref. Rev. (At the Lake Apts. Proj.), Ser. 2004, (LOC: Freddie Mac), 3.53%, due 11/1/07	VMIG1		2,415	µß
280	Roseville Private Sch. Fac. Rev. (Northwestern College Proj.), Ser. 2002, (LOC: Marshall & Ilsley), 3.63%, due 11/1/07	VMIG1		280	µß
500	Rush City IDR (Plastech Corp. Proj.), Ser. 1999, (LOC: U.S. Bank), 3.73%, due 11/1/07			500	µ
1,155	St. Paul Hsg. & Redev. Au. Rev. (Goodwill/Easter Seals Proj.), Ser. 2000, (LOC: U.S. Bank), 3.64%, due 11/1/07			1,155	µß
100	Woodbury Private Sch. Fac. Rev. (St. Ambrose Proj.), Ser. 1999, (LOC: U.S. Bank), 3.47%, due 11/7/07			100	µß
				10,150
Missouri (0.8%)
1,000	Clayton Ind. Dev. Au. Ind. Ref. Rev. (Bailey Court Proj.), Ser. 1989, (LOC: Commerce Bank N.A.), 3.58%, due 11/1/07		A-1	1,000	µ
300	Hannibal Ind. Dev. Au. Ind. Rev. (Buckhorn Rubber Prods. Proj.), Ser. 1995, (LOC: JP Morgan Chase), 3.73%, due 11/1/07			300	µß
100	Jefferson Co. Ind. Dev. Au. Ind. Rev. (GHF Holdings LLC Proj.), Ser. 1994, (LOC: LaSalle National Bank), 3.73%, due 11/1/07			100	µß
4,000	Missouri St. Env. Imp. & Energy Res. Au. Env. Imp. Rev. (UtiliCorp United, Inc. Proj.), Ser. 1993, (LOC: Citibank, N.A.), 3.58%, due 11/7/07	P-1	A-1+	4,000	µß
				5,400
Montana (1.9%)
9,965	Montana St. Board Hsg. (Merlots), Ser. 2007-H11, (LOC: Wachovia Bank & Trust Co.), 3.39%, due 11/7/07		A-1+	9,965	µ
2,000	Montana St. Board of Investments Rev. (Muni. Fin. Cons. Act-Intercap), Ser. 1994, 3.85%, due 3/1/09 Putable 3/1/08	VMIG1		2,000	µ
				11,965
Nebraska (0.1%)
400	Norfolk IDR Ref. (SUPERVALU, Inc. Proj.), Ser. 1994, (LOC: Wachovia Bank & Trust Co.), 3.42%, due 11/7/07			400	µß
Nevada (0.2%)
1,495	Clark Co. IDR (Floaters), Ser. 2007-1843, (AMBAC Insured), 3.50%, due 11/1/07		A-1+	1,495	µs

See Notes to Schedule of Investments 39

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
New Hampshire (0.7%)
$1,200	Cheshire Co. G.O. TANS, Ser. 2007, 3.75%, due 12/27/07			$1,200
1,500	Merrimack Co. G.O. TANS, Ser. 2007, 4.25%, due 12/28/07			1,501
1,660	New Hampshire St. Hsg. Fin. Au. Multi-Family Rev. (Floaters), Ser. 2006-3438, (LOC: Merrill Lynch Capital Markets), 3.61%, due 11/1/07	VMIG1		1,660	µ
				4,361
New Jersey (1.4%)
7,665	New Jersey Econ. Dev. Au. Econ. Dev. Rev. (Stamato Realty LLC Proj.), Ser. 2001, (LOC: Comerica Bank), 3.65%, due 11/1/07			7,665	µß
705	New Jersey Econ. Dev. Au. Econ. Dev. Rev. (Wearbest SIL-TEX Mills Proj.), Ser. 2000, (LOC: Bank of New York), 3.45%, due 11/7/07			705	µß
				8,370
New Mexico (1.5%)
225	Las Cruces IDR (Parkview Metal Prod. Proj.), Ser. 1997, (LOC: America National Bank & Trust Co.), 3.73%, due 11/1/07			225	µß
9,045	New Mexico Ed. Assist. Foundation (Merlots), Ser. 2002-A26, (LOC: Wachovia Bank & Trust Co.), 3.39%, due 11/7/07	VMIG1		9,045	µ
				9,270
New York (0.3%)
1,806	Rev. Bond Cert. Ser. Trust Var. St., (Sterling Park), Ser. 2006-6, (AIG Insured), 3.65%, due 11/1/07			1,806	µ
North Carolina (0.9%)
1,550	Iredell Co. Ind. Fac. & Poll. Ctrl. Fin. Au. Ind. Rev. (Riley Technologies Proj.), Ser. 2006, (LOC: Branch Banking & Trust Co.), 3.58%, due 11/1/07			1,550	µß
2,000	Lincoln Co. Ind. Fac. & Poll. Ctrl. Fin. Au. Rev. Ind. Dev. (Sabo USA, Inc. Proj.), Ser. 2007, (LOC: LaSalle National Bank), 3.58%, due 11/1/07	VMIG1		2,000	µß
1,675	North Carolina HFA, Ser. 2002, (LOC: Citibank, N.A.), 3.59%, due 11/1/07	VMIG1		1,675	µ
				5,225
North Dakota (0.3%)
800	Bismarck IDR Ref. (SUPERVALU, Inc. Proj.), Ser. 1995, (LOC: Wachovia Bank & Trust Co.), 3.42%, due 11/7/07			800	µß
1,000	North Dakota HFA Rev. (Fin. Prog. Home Mtge.), Ser. 2004 B, (LOC: KBC Bank N.V.), 3.32%, due 11/7/07	VMIG1		1,000	µ
				1,800
Ohio (2.1%)
1,750	American Muni. Pwr. BANS (Montpelier Proj.), Ser. 2007, 3.95%, due 7/3/08			1,750
2,060	American Muni. Pwr. BANS (Shelby Proj.), Ser. 2006, 3.70%, due 11/15/07			2,060
1,775	Marion Co. IDR (Mid Ohio Packaging Co. Proj.), Ser. 1995, (LOC: JP Morgan Chase), 3.61%, due 11/1/07			1,775	µ
1,910	Marysville Wtr. & Swr. G.O. BANS, Ser. 2007, 4.50%, due 1/24/08			1,914
1,800	Revenue Bond Cert. Ser. Trust Var. St. (Park Trails), Ser. 2007-3 (AIG Insured), 3.65%, due 11/1/07			1,800	ñµ
115	Trumbull Co. IDR (UTD Steel Svc., Inc. Proj.), Ser. 2000, (LOC: JP Morgan Chase), 3.88%, due 11/1/07			115	µß
1,445	Vandalia Land Acquisition G.O. BANS, Ser. 2007, 3.88%, due 8/22/08			1,445
1,155	Warren Co. IDR (PAC Mfg. Proj.), Ser. 2000, (LOC: Bank of America), 3.68%, due 11/1/07		A-1+	1,155	µß
946	Wood Co. IDR (Reclamation Technologies), Ser. 2006, (LOC: National City Bank), 3.56%, due 11/1/07			946	µß
				12,960

See Notes to Schedule of Investments 40

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Oregon (0.1%)
$705	Marion Co. Hsg. Au. Rev. (Residence at Marian), Ser. 1997, (LOC: U.S. Bank), 3.63%, due 11/1/07		A-1+	$705	µß
Pennsylvania (4.0%)
3,900	Allegheny Co. Residential Fin. Au. Single Family Mtge. Rev., Ser. 2004 PP, (LOC: Government National Mortgage Association), 3.50%, due 11/1/07	VMIG1		3,900	[z]
4,525	Blair Co. Ind. Dev. Au. Rev. (NCP, Inc. Proj.), Ser. 2002, (LOC: NPC Bank), 3.56%, due 11/1/07			4,525	µ
4,000	Crawford Co. Ind. Dev. Au. Rev. (Acutec Precision), Ser. 2007, (LOC: National City Bank), 3.56%, due 11/1/07			4,000	µß
3,200	Fayette Co. Ind. Dev. Au. IDR (Coastal Lumber Co. Proj.), Ser. 2006, (LOC: Branch Banking & Trust Co.), 3.58%, due 11/1/07			3,200	µß
2,805	Lackawanna Co. Ind. Dev. Au. Rev. (Material Technology Proj.), Ser. 2006, (LOC: Wachovia Bank & Trust Co.), 3.60%, due 11/1/07			2,805	µß
3,425	Montgomery Co. Ind. Dev. Au. Rev. (RAF Pennsburg Proj.), Ser. 2006 A, (LOC: Wachovia Bank & Trust Co.), 3.55%, due 11/1/07	VMIG1		3,425	µß
3,000	Pennsylvania Econ. Dev. Fin. Au. Econ. Dev. Rev., Ser. 1995 D7, (LOC: PNC Bank), 3.52%, due 11/1/07			3,000	µ
				24,855
Rhode Island (0.2%)
1,080	Rhode Island St. Ind. Facs. Corp. IDR (Precision Turned Components Proj.), Ser. 2000, (LOC: Bank of America), 3.45%, due 11/7/07		A-1+	1,080	µß
South Carolina (2.7%)
2,775	Jasper Co. BANS, Ser. 2007, 4.25%, due 2/15/08			2,778
3,000	South Carolina Jobs Econ. Dev. Au. Econ. Dev. Rev. (Advanced Composite Materials), Ser. 2007, (LOC: National Bank of South Carolina), 3.55%, due 11/1/07			3,000	µ
1,000	South Carolina Jobs Econ. Dev. Au. Econ. Dev. Rev. (Blue Ridge Log Cabins LLC), Ser. 2007, (LOC: Branch Banking & Trust Co.), 3.58%, due 11/1/07	VMIG1		1,000	µß
1,985	South Carolina Jobs Econ. Dev. Au. Econ. Dev. Rev. (DCS Diversified Coating), Ser. 2002, (LOC: Branch Banking & Trust Co.), 3.58%, due 11/1/07	VMIG1		1,985	µß
500	South Carolina Jobs Econ. Dev. Au. Econ. Dev. Rev. (Mancor Ind., Inc. Proj.), Ser. 1999, (LOC: PNC Bank), 3.56%, due 11/1/07			500	µß
4,125	South Carolina Jobs Econ. Dev. Au. Econ. Dev. Rev. (Woodhead LLC Proj.), Ser. 2007 A, (LOC: Columbus Bank & Trust), 3.53%, due 11/1/07			4,125	µß
50	South Carolina Jobs Econ. Dev. Au. IDR (Florence RHF Hsg. Proj.), Ser. 1987 A, (LOC: Wachovia Bank & Trust Co.), 3.60%, due 11/7/07			50	µß
3,420	Three Rivers Solid Waste Au. Solid Waste Disposal Fac. Ref. Rev. BANS, Ser. 2007, 3.72%, due 1/15/08		SP-1+	3,420
				16,858
South Dakota (0.0%)
125	Watertown IDR (SUPERVALU, Inc. Proj.), Ser. 1994, (LOC: Wachovia Bank & Trust Co.), 3.42%, due 11/7/07			125	µß
80	Watertown IDR Ref. (Ramkota, Inc. Proj.), Ser. 1993, (LOC: U.S. Bank), 3.64%, due 11/1/07			80	µß
				205

See Notes to Schedule of Investments 41

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Tennessee (3.5%)
$3,785	Franklin Co. Ind. Dev. Board IDR (Zanini Proj.), Ser. 2005 B, (LOC: Regions Bank), 3.57%, due 11/1/07	VMIG1		$3,785	µß
11,410	Morgan Keegan Muni. Prod. Inc. Var. St. Rev., Ser. 2007 F, (LOC: BNP Paribas), 3.57%, due 11/1/07		A-1+	11,410	µ
2,110	Rutherford Co. IDB IDR (Tenn. Farmers Coop. Proj.), Ser. 1999, (LOC: AMSouth Bank), 3.58%, due 11/1/07			2,110	µß
3,200	Shelby Co. Hlth., Ed. & Hsg. Fac. Board Multi-Family Hsg. Rev. (Lexington), Ser. 2005 A, (LOC: Fannie Mae), 3.63%, due 11/1/07	VMIG1		3,200	µ
300	Stewart Co. IDB Rev. (Synthetic Materials Proj.), Ser. 1999 A, (LOC: Citizens Bank), 3.60%, due 11/1/07			300	µß
730	Stewart Co. IDB Rev. (Synthetic Materials Proj.), Ser. 1999 C, (LOC: Citizens Bank), 3.60%, due 11/1/07			730	µß
				21,535
Texas (12.1%)
4,660	Alliance Arpt. Au. Inc. Spec. Fac. Rev. (Floaters), Ser. 2007-2088, (LOC: Wells Fargo & Co.), 3.58%, due 11/1/07		A-1+	4,660	µ
615	Bell Co. Hlth. Fac. Dev. Corp. Rev. (Hlth. Fac. Baptist Care, Inc.), Ser. 1998, (LOC: Broadway National Bank), 3.68%, due 11/1/07	VMIG1		615	µßg
5,625	Bexar Co. Hsg. Fin. Corp. Multi-Family Hsg. Rev., Ser. 2007-749CE, (LOC: Citigroup Global Markets), 3.63%, due 11/1/07	VMIG1		5,625	µ
20,000	Brazos River Harbor Navigation Dist. Brazoria Co. Rev. (BASF Corp. Proj.), Ser. 2001, 3.63%, due 11/7/07		A-1+	20,000	µß
1,300	Dallas Fort Worth Int'l Arpt. Rev. (Putters), Ser. 2004-385, (FGIC Insured), 3.55%, due 11/1/07	VMIG1	A-1+	1,300	µo
5,095	Dallas Fort Worth Int'l Arpt. Rev. (Putters), Ser. 2007-2236, (XLCA Insured), 3.55%, due 11/1/07	VMIG1		5,095	µo
5,140	Deutsche Bank Spears/Lifers Trust Var. St., Ser. 2007-366, (AMBAC Insured), 3.57%, due 11/1/07		A-1+	5,140	µk
1,600	Haltom City Ind. Dev. Corp. Rev. (Molded Prod. Co. Proj.), Ser. 1995, (LOC: Bank of America), 3.45%, due 11/7/07		A-1+	1,600	µß
4,200	McAllen Ind. Dev. Au. Rev. (Ridge Sharyland), Ser. 2000, 5.46%, due 11/1/07			4,263	µ
9,000	Port of Houston Au. Harris Co. (Putters), Ser. 2007-2173, (MBIA Insured), 3.55%, due 11/1/07		A-1+	9,000	µo
1,200	Port of Port Arthur Navigation Dist. Rev. (Fina Oil & Chemical Co. Proj.), Ser. 1998, 3.64%, due 11/1/07	VMIG1		1,200	µß
8,200	Tarrant Co. Hsg. Fin. Corp. Rev. (Floaters), Ser. 2007-2050, (LOC: Government National Mortgage Association), 3.55%, due 11/1/07		A-1+	8,200	µs
7,970	Victory Street Pub. Fac. Corp. Multi-Family Rev., Ser. 2007-832CE, (LOC: Citigroup Global Markets), 3.63%, due 11/1/07	VMIG1		7,970	µ
				74,668
Vermont (1.0%)
6,000	Vermont HFA Multi. Purp. Notes, Ser. 2007 D, (LOC: Calyon Bank), 3.85%, due 9/25/08			6,000

See Notes to Schedule of Investments 42

PRINCIPAL AMOUNT	SECURITY@@	RATING‡‡§		VALUE††
(000's omitted)		Moody's	S&P	(000's omitted)
Virginia (3.4%)
$2,500	Amherst Co. Econ. Dev. Au. IDR (Englands Stove Works Proj.), Ser. 2007, (LOC: Branch Banking & Trust Co.), 3.58%, due 11/1/07			$2,500	µß
7,050	BB&T Muni. Trust Var. St. (Floaters), Ser. 2007-1006, (LOC: Branch Banking & Trust Co.), 3.61%, due 11/1/07	VMIG1		7,050	µ
2,210	Southampton Co. Ind. Dev. Au. Rev. (Feridies Proj.), Ser. 2006, (LOC: Branch Banking & Trust Co.), 3.58%, due 11/1/07			2,210	µß
3,000	Sussex Co. Ind. Dev. Au. IDR (McGill Env. Sys.), Ser. 2007, (LOC: Branch Banking & Trust Co.), 3.58%, due 11/1/07	VMIG1		3,000	µß
2,865	Tazewell Co. Ind. Dev. Au. Rev. (Jennmar Corp., Inc.), Ser. 2007, (LOC: PNC Bank), 3.56%, due 11/1/07			2,865	µß
1,865	Virginia St. Hsg. Dev. Au. Commonwealth Mtge. (Merlots), Ser. 2006 C07, (LOC: Bank of New York), 3.39%, due 11/7/07		A-1+	1,865	µ
1,380	Wythe Co. Ind. Dev. Au. Rev. (Klockner-Pentaplast of America), Ser. 1989, (LOC: Bayerische Hypo-und Vereinsbank AG), 3.59%, due 11/1/07			1,380	µß
				20,870
Washington (1.2%)
7,395	Washington St. Hsg. Fin. Commission Multi-Family Hsg. Rev., Ser. 2007-10003CE, (LOC: Citigroup Global Markets), 3.63%, due 11/1/07	VMIG1		7,395	µ
300	Washington St. Hsg. Fin. Commission Non-Profit Rev. (Tacoma Art Museum Proj.), Ser. 2002, (LOC: Northern Trust Co.), 3.63%, due 11/1/07	VMIG1		300	µß
				7,695
Wisconsin (4.9%)
2,000	Antigo Unified Sch. Dist.TRANS, Ser. 2007, 3.60%, due 10/30/08			2,001
425	Elkhorn IDR (Lanco Precision Plus Proj.), Ser. 1999, (LOC: Bank One), 3.58%, due 11/7/07			425	µß
19,945	Puttable Floating Option Tax Exempt Receipts (Floaters), Ser. 2007-4391, (LOC: Dexia Credit Locale de France), 3.57%, due 11/1/07	VMIG1		19,945	µ
1,800	Superior IDR (AMSOIL Inc. Proj.), Ser. 2007, (LOC: Wells Fargo Bank & Trust Co.), 3.53%, due 11/1/07		A-1+	1,800	µ
6,000	Whitehall IDR (Whitehall Specialties), Ser. 2007, (LOC: JP Morgan Chase), 3.59%, due 11/1/07			6,000	µß
200	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Meriter Hosp., Inc. Proj.), Ser. 2002, (LOC: Marshall & Ilsley), 3.63%, due 11/1/07		A-1	200	µß
				30,371
	Total Investments (99.4%)			614,040
	Cash, receivables and other assets, less liabilities (0.6%)			3,520
	Total Net Assets (100.0%)			$617,560

See Notes to Schedule of Investments 43

Notes to Schedule of Investments Institutional Liquidity Trust

††  Investment securities are valued at amortized cost, which approximates U.S. federal income tax cost.

@@  Municipal securities held by Tax-Exempt Master Series and Municipal Master Series are within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's or, where not rated, are determined by the master series' investment manager to be of comparable quality. Approximately 87% and 91% of the municipal securities held by Tax-Exempt Master Series and Municipal Master Series, respectively, have credit enhancement features backing them, which the funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the fund. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the funds the right to sell back the issue on the date specified.

‡‡  Where no rating appears from any NRSRO, the security is deemed unrated for purposes of Rule 2a-7 under the Investment Company Act of 1940, as amended. Each of these securities is an eligible security based on a comparable quality analysis performed by the Master Series' investment manager.

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At October 31, 2007, these securities amounted to approximately $213,250,000 or 11.2% of net assets for Tax-Exempt Master Series and approximately $8,115,000 or 1.3% of net assets for Municipal Master Series.

ß  Security is guaranteed by the corporate or non-profit obligor.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2007.

§  Credit ratings are unaudited.

a  Security is subject to a guarantee provided by ABN AMRO Bank NV, backing 100% of the total principal.

b  Security is subject to a guarantee provided by Banco Santander, backing 100% of the total principal.

c  Security is subject to a guarantee provided by Bank of America, backing 100% of the total principal.

d  Security is subject to a guarantee provided by Bank of New York, backing 100% of the total principal.

e  Security is subject to a guarantee provided by Bear Stearns, backing 100% of the total principal.

f  Security is subject to a guarantee provided by Calyon Bank, backing 100% of the total principal.

g  Security is subject to a guarantee provided by Chase Bank, backing 100% of the total principal.

h  Security is subject to a guarantee provided by Citibank, N.A., backing 100% of the total principal.

i  Security is subject to a guarantee provided by Citigroup Global Markets, backing 100% of the total principal.

j  Security is subject to a guarantee provided by Depfa Bank PLC, backing 100% of the total principal.

k  Security is subject to a guarantee provided by Deutsche Bank, backing 100% of the total principal.

l  Security is subject to a guarantee provided by Dexia Credit Locale de France, backing 100% of the total principal.

m  Security is subject to a guarantee provided by Goldman Sachs, backing 100% of the total principal.

o  Security is subject to a guarantee provided by JP Morgan Chase, backing 100% of the total principal.

44

Notes to Schedule of Investments Institutional Liquidity Trust (cont'd)

p  Security is subject to a guarantee provided by Landesbank Hessen-Thveringen Girozentrale, backing 100% of the total principal.

q  Security is subject to a guarantee provided by Lloyd's Bank, backing 100% of the total principal.

r  Security is subject to a guarantee provided by Merrill Lynch Capital Markets, backing 100% of the total principal.

s  Security is subject to a guarantee provided by Morgan Stanley, backing 100% of the total principal.

t  Security is subject to a guarantee provided by Societe Generale, backing 100% of the total principal.

u  Security is subject to a guarantee provided by U.S. Bank, backing 100% of the total principal.

v  Security is subject to a guarantee provided by Wachovia Bank & Trust Co., backing 100% of the total principal.

w  Security is subject to a guarantee provided by Wescorp Credit Union, backing 100% of the total principal.

x  Security is subject to a guarantee provided by Wells Fargo Bank & Trust Co., backing 100% of the total principal.

y  Security is subject to a guarantee provided by KBC Bank, backing 50% of the total principal and Landesbank Baden-Wurttemberg, backing 50% of the total principal.

z  Security is subject to a guarantee provided by PNC Bank, backing 100% of the total principal.

45

Statements of Assets and Liabilities

Institutional Liquidity Trust
(000's omitted)

	TAX-EXEMPT MASTER SERIES	MUNICIPAL MASTER SERIES
	October 31, 2007	October 31, 2007
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$1,883,799	$614,040
Interest receivable	16,234	4,005
Receivable for securities sold	8,685	8,979
Prepaid expenses and other assets	184	32
Total Assets	1,908,902	627,056
Liabilities
Due to custodian	10,595	9,429
Payable to investment manager—net (Note B)	149	52
Accrued expenses and other payables	—	15
Total Liabilities	10,744	9,496
Net Assets Applicable to investors' beneficial interests	$1,898,158	$617,560
Net Assets consist of:
Paid-in capital	$1,898,158	$617,560
*Cost of investments:
Unaffiliated issuers	$1,883,799	$614,040

See Notes to Financial Statements 46

Statements of Operations

Institutional Liquidity Trust
(000's omitted)

	TAX-EXEMPT MASTER SERIES	MUNICIPAL MASTER SERIES
	Period from September 10, 2007 (Commencement of Operations) to October 31, 2007	Period from September 10, 2007 (Commencement of Operations) to October 31, 2007
Investment Income
Income:
Interest income—unaffiliated issuers (Note A)	$10,784	$3,484
Expenses:
Investment management fees (Note B)	618	228
Audit fees	11	32
Custodian fees (Note B)	54	30
Legal fees	1	1
Rating agency fees	1	1
Trustees' fees and expenses	4	4
Miscellaneous	3	—
Total expenses	692	296
Investment management fees waived (Note B)	(383)	(153)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(111)	(45)
Total net expenses	198	98
Net investment income	$10,586	$3,386
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	5	6
Net increase (decrease) in net assets resulting from operations	$10,591	$3,392

See Notes to Financial Statements 47

Statements of Changes in Net Assets

Institutional Liquidity Trust
(000's omitted)

	TAX-EXEMPT MASTER SERIES	MUNICIPAL MASTER SERIES
	Period from September 10, 2007 (Commencement of Operations) to October 31, 2007	Period from September 10, 2007 (Commencement of Operations) to October 31, 2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$10,586	$3,386
Net realized gain (loss) on investments	5	6
Net increase (decrease) in net assets resulting from operations	10,591	3,392
Transactions in Investors' Beneficial Interest:
Contributions	3,250,661	1,154,509
Withdrawals	(1,363,094)	(540,341)
Net increase (decrease) from transactions in investors' beneficial interest	1,887,567	614,168
Net Increase (Decrease) in Net Assets	1,898,158	617,560
Net Assets:
Beginning of period	—	—
End of period	$1,898,158	$617,560

See Notes to Financial Statements 48

Notes to Financial Statements Institutional Liquidity Trust

Note A—Summary of Significant Accounting Policies:

1  General: Tax-Exempt Master Series and Municipal Master Series (individually a "Master Series," collectively, the "Master Series") are separate operating series of Institutional Liquidity Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated October 1, 2004. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. Tax-Exempt Master Series and Municipal Master Series each had no operations until September 10, 2007 other than matters relating to its organization.

  Other investment companies sponsored by Neuberger Berman Management Inc. ("Management"), the Master Series' investment manager, whose financial statements are not presented herein, also invest in the Master Series.

  The assets of each Master Series belong only to that Master Series, and the liabilities of each Master Series are borne solely by that Master Series and no other series of the Trust.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Master Series' Schedule of Investments.

3  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

4  Income tax information: Each Master Series intends to comply with the requirements of the Internal Revenue Code. Each Master Series also intends to conduct their operations so that each of its investors that are regulated investment companies and invest substantially all of their net investable assets therein will be able to qualify as such. Each Master Series will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax.

5  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Master Series are charged to that Master Series. Expenses of the Trust that are not directly attributed to a Master Series are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Master Series or the Trust, are allocated among the Master Series and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

6  Repurchase agreements: Each Master Series may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Master Series requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Master Series to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Master Series monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Master Series under each such repurchase agreement.

49

7  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees and Other Transactions with Affiliates:

  Each Master Series retains Management as its investment manager under a Management Agreement. For such investment management services, each Master Series pays Management a fee at the annual rate of 0.25% of the first $500 million of average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Management contractually agreed to waive its management fee, limiting the management fee to 0.08% of each Master Series' average daily net assets. For the period ended October 31, 2007, such waived fees amounted to $383,486 for Tax-Exempt Master Series and $153,107 for Municipal Master Series, respectively.

  Management and Lehman Brothers Asset Management LLC ("LBAM"), the sub-adviser to the Master Series, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. LBAM is retained by Management to provide day-to-day investment management services. LBAM, as sub-adviser to each Master Series, receives a monthly fee paid by Management, based on an annual rate of each Master Series' average daily net assets. The Master Series do not pay a fee directly to LBAM for such services. As investment adviser, Management is responsible for overseeing the investment activities of LBAM. Several individuals who are officers and/or trustees of the Trust are also employees of LBAM and/or Management.

  Each Master Series has an expense offset arrangement in connection with its custodian contract. For the period ended October 31, 2007, the impact of this arrangement was a reduction of expenses of $110,670 and $44,585 for Tax-Exempt Master Series and Municipal Master Series, respectively.

Note C—Securities Transactions:

  All securities transactions for Tax-Exempt Master Series and Municipal Master Series were short-term.

Note D—Line of Credit:

  At commencement of operations, the Master Series became a participant in a single committed, unsecured $300,000,000 line of credit with State Street Bank and Trust Company ("State Street") and Bank of New York, as agent, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.375% per annum. A commitment fee of 0.075% per annum of the unused available line of credit is charged, of which the Master Series has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Master Series will have access to all or any part of the $300,000,000 at any particular time.

  On September 27, 2007 the Master Series became a participant in a single uncommitted, unsecured $150,000,000 line of credit with State Street, as lender, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.375% per annum. Because several investment companies participate, there is no assurance that an individual Master Series will have access to all or any part of the $150,000,000 at any particular time.

50

  The Master Series had no loans outstanding pursuant to either line of credit at October 31, 2007. During the period ended October 31, 2007, the Master Series did not utilize either line of credit.

Note E—Recent Accounting Pronouncement:

  In September 2006, Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Master Series' financial position or results or operations.

Note F—Change in Year End:

  The Board of Trustees adopted a change in each Master Series' fiscal year and tax year end date to March 31. This change is effective with the next fiscal period, which runs from November 1, 2007 to March 31, 2008.

51

Financial Highlights

Tax-Exempt Master Series

	Period from September 10, 2007^ to October 31, 2007
Ratios to Average Net Assets:
Gross Expenses#	.13	%*
Net Expenses‡	.09	%*
Net Investment Income (Loss)	3.61	%*
Total Return†@@	+.52	%**
Net Assets, End of Period (in millions)	$1,898.2

See Notes to Financial Highlights 52

Financial Highlights

Municipal Master Series

	Period from September 10, 2007^ to October 31, 2007
Ratios to Average Net Assets:
Gross Expenses#	.18	%*
Net Expenses‡	.13	%*
Net Investment Income (Loss)	3.63	%*
Total Return†@@	+.52	%**
Net Assets, End of Period (in millions)	$617.6

See Notes to Financial Highlights 53

Notes to Financial Highlights Institutional Liquidity Trust

#  The Master Series is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

Period Ended October 31, 2007(1)
Tax-Exempt Master Series	0.22%
Municipal Master Series	0.30%

  (1)  Period from September 10, 2007 (commencement of operations) to October 31, 2007.

†  Total return for the Master Series has been calculated based on the total return for the feeder funds that invest all of their net investable assets in the Master Series. Total return assumes all distributions were reinvested and adjusted for the difference in expenses as set forth in the Notes to the Financial Statements of the feeder funds. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted.

@@  Total return would have been lower had Management not waived a portion of the investment management fee.

^  The date investment operations commenced.

*  Annualized.

**  Not annualized.

54

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Institutional Liquidity Trust and Owners of Beneficial Interest of Tax-Exempt Master Series

We have audited the accompanying statement of assets and liabilities of Tax-Exempt Master Series (the "Portfolio"), a series of Institutional Liquidity Trust, including the schedule of investments, as of October 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period September 10, 2007 (commencement of operations) to October 31, 2007. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Exempt Master Series as of October 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the period from September 10, 2007 to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
December 14, 2007

55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Institutional Liquidity Trust and Owners of Beneficial Interest of Municipal Master Series:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Municipal Master Series (one of the series constituting Institutional Liquidity Trust) (the "Portfolio"), as of October 31, 2007, and the related statements of operations and changes in net assets, and the financial highlights for the period from September 10, 2007 (commencement of operations) to October 31, 2007. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Municipal Master Series, a portfolio of Institutional Liquidity Trust, at October 31, 2007, the results of its operations, the changes in its net assets, and its financial highlights for the period from September 10, 2007 (commencement of operations) to October 31, 2007, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 14, 2007

56

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
888.556.9030

Sub-Adviser

Lehman Brothers Asset Management LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

57

Trustee and Officer Information

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of Lehman Brothers Income Funds (the "Trust"). All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Management Inc. ("Management"), Lehman Brothers Asset Management LLC ("LBAM") and Neuberger Berman, LLC ("Neuberger"). The Statement of Additional Information includes additional information about the Trustees and Officers and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee
Independent Trustees
John Cannon (77)	Trustee since 1994	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	59	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

Faith Colish (72)	Trustee since 2000	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	59	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

58

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee
Martha C. Goss (58)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	59	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

C. Anne Harvey (70)	Trustee since 2000	President, C.A. Harvey Associates since October 2001; formerly, Director, AARP, 1978 to December 2001.	59	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (80)	Trustee since 1993	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	59	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

59

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee
Michael M. Knetter (47)	Trustee since 2007	Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	59	Trustee, Northwestern Mutual Series Fund, Inc. since February 2007; Director, Wausau Paper since 2005; Director, Great Wolf Resorts since 2004.

Howard A. Mileaf (70)	Trustee since 2000	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	59	Director, Webfinancial Corporation (holding company) since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

George W. Morriss (60)	Trustee since 2007	Formerly, Executive Vice President and Chief Financial Officer, People's Bank (a financial services company), 1991 to 2001.	59	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.

Edward I. O'Brien (79)	Trustee since 2000	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	59	Director, Legg Mason, Inc. (financial services holding company) since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

60

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee
William E. Rulon (75)	Trustee since 1993	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants) until January 1997.	59	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Cornelius T. Ryan (76)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation since 1981.	59	None.

Tom D. Seip (57)	Trustee since 2000; Lead Independent Trustee beginning 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	59	Director, H&R Block, Inc. (financial services company) since May 2001; Chairman, Compensation Committee, H&R Block, Inc. since 2006; Director, America One Foundation since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

61

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee
Candace L. Straight (60)	Trustee since 1993	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	59	Director, Montpelier Re (reinsurance company) since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company) since 2004; Director, The Proformance Insurance Company (property and casualty insurance company) since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (63)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	59	None.

Jack L. Rivkin* (67)	President and Trustee since 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman Inc. (holding company) since 2002 and 2003, respectively; Managing Director and Chief Investment Officer, Neuberger, since December 2005 and 2003, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; Director and Chairman, Management since December 2002; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	59	Director, Dale Carnegie and Associates, Inc. (private company) since 1998; Director, Solbright, Inc. (private company) since 1998.

62

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee
Peter E. Sundman* (48)	Chairman of the Board and Trustee since 2000; Chief Executive Officer since 1999; President from 1999 to 2000	Executive Vice President, Neuberger Berman Inc. (holding company) since 1999; Head of Neuberger Berman Inc.'s Mutual Funds Business (since 1999) and Institutional Business (1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 1999; President and Director, Management since 1999; Managing Director, Neuberger since 2005; formerly, Executive Vice President, Neuberger, 1999 to December 2005; formerly, Principal, Neuberger, 1997 to 1999; formerly, Senior Vice President, Management, 1996 to 1999.	59	Director and Vice President, Neuberger & Berman Agency, Inc. since 2000; formerly, Director, Neuberger Berman Inc. (holding company), October 1999 to March 2003; Trustee, Frost Valley YMCA; Trustee, College of Wooster.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management, LBAM and/or Neuberger.

63

Information about the Officers of the Trust

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (46)	Anti-Money Laundering Compliance Officer since 2002	Senior Vice President, Neuberger since 2006; Deputy General Counsel, Neuberger since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Associate General Counsel, Neuberger, 1999 to 2004; Anti-Money Laundering Compliance Officer, sixteen registered investment companies for which Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (37)	Assistant Treasurer since 2005	Vice President, Neuberger since 2006; Employee, Management since 1997; Assistant Treasurer, sixteen registered investment companies for which Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Claudia A. Brandon (51)	Secretary since 1985	Senior Vice President, Neuberger since 2007; Vice President-Mutual Fund Board Relations, Management since 2000 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006 and Employee since 1999; Secretary, sixteen registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Robert Conti (51)	Vice President since 2000	Managing Director, Neuberger since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; Senior Vice President, Management since 2000; Vice President, sixteen registered investment companies for which Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Brian J. Gaffney (54)	Vice President since 2000	Managing Director, Neuberger since 1999; Senior Vice President, Management since 2000; Vice President, sixteen registered investment companies for which Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (56)	Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger since 2002; Deputy General Counsel and Assistant Secretary, Neuberger since 2001; Senior Vice President, Management since 2006; Secretary and General Counsel, Management since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), sixteen registered investment companies for which Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

64

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Sheila R. James (42)	Assistant Secretary since 2002	Assistant Vice President, Neuberger since 2007 and Employee since 1999; Assistant Secretary, sixteen registered investment companies for which Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Kevin Lyons (52)	Assistant Secretary since 2003	Employee, Neuberger since 1999; Assistant Secretary, sixteen registered investment companies for which Management acts as investment manager and administrator (nine since 2003, four since 2004, one since 2005 and two since 2006).

John M. McGovern (37)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002	Senior Vice President, Neuberger since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management since 1993; Treasurer and Principal Financial and Accounting Officer, sixteen registered investment companies for which Management acts as investment manager and administrator (fourteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (36)	Assistant Treasurer since 2005	Vice President, Neuberger since 2006; Employee, Management since 1995; Assistant Treasurer, sixteen registered investment companies for which Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Frederic B. Soule (61)	Vice President since 2000	Senior Vice President, Neuberger since 2003; formerly, Vice President, Neuberger, 1999 to 2002; Vice President, sixteen registered investment companies for which Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Chamaine Williams (36)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger since 2007; Chief Compliance Officer, Management since 2006; Senior Vice President, Lehman Brothers Inc. since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, sixteen registered investment companies for which Management acts as investment manager and administrator (fifteen since 2005 and one since 2006); Chief Compliance Officer, Lehman Brothers Asset Management Inc. since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC since 2003; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each Officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

65

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-888-556-9030 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-888-556-9030 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Master Series with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-888-556-9030 (toll-free).

Notice to Shareholders (Unaudited)

For the fiscal year ended October 31, 2007, the percentages representing the portion of distributions from net investment income, which are exempt from federal tax, other than alternative minimum tax are as follows:

Tax-Free Money Fund	100%
National Municipal Money Fund	100%

Board Consideration of the Management and Sub-Advisory Agreements

Lehman Brothers Tax-Free Money Fund and Lehman Brothers National Municipal Money Fund (each, a "Feeder Portfolio") do not have their own management and sub-advisory agreements. Instead, each Feeder Portfolio invests all of its net investable assets in Tax-Exempt Master Series and Municipal Master Series, respectively, which are series of Institutional Liquidity Trust (each, a "Master Series"). At a meeting held on September 27, 2007, the Board of Trustees of Institutional Liquidity Trust ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") or Institutional Liquidity Trust ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") between Management and Institutional Liquidity Trust, on behalf of each Master Series. The term "Fund" is used throughout this section to refer to each Feeder Portfolio or its corresponding Master Series, as appropriate.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Lehman Brothers Asset Management LLC ("LBAM") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and LBAM regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and LBAM. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and LBAM have time to respond t o any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and LBAM; (2) the performance of each Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services

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provided; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of each Fund and the experience and staffing of the portfolio management and investment research personnel who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. In addition, the Board noted the positive compliance history of Management, as the firm has been free of significant compliance problems.

With respect to the performance of each Fund, the Board considered the previous performance of Management in managing each of Lehman Brothers Tax-Free Money Fund and Lehman Brothers National Municipal Money Fund prior to its investment of all of its net investable assets in a Master Series. The Board considered such performance relative to each Fund's benchmark and a peer group of investment companies pursuing broadly similar strategies to the Fund. The Board also considered performance in relation to the degree of risk undertaken by the portfolio managers.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds and fall-out benefits likely to accrue to Management or LBAM or their affiliates from their relationship with each Fund.

The Board reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for the Funds.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies to the Funds. The Board compared the fees charged to each Fund at various asset levels to the fees charged to such funds. The Board considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and such other funds and determined that the differences in fees were consistent with the management and other services provided.

The Board considered the potential for economies of scale in relation to the services Management provides to each Fund. The Board considered that each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate levels.

The Board did not review profitability data from Management for Tax-Exempt Master Series and Municipal Master Series because each Fund has been operating for less than a year, but considered Management's profitability for each of Lehman Brothers Tax-Free Money Fund and Lehman Brothers National Municipal Money Fund prior to its investment of all of its net investable assets in a Master Series. The Board also carefully examined Management's cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and LBAM could be expected to provide a high level of service to each Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the expected benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the expected benefits accruing to each Fund.

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Investment manager: Neuberger Berman Management Inc.

Sub-adviser: Lehman Brothers Asset Management LLC

Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
888.556.9030
Web site: www.lehmanam.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0679 12/07

Item 2. Code of Ethics

The Board of Trustees (“Board”) of Lehman Brothers Income Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-03802 (filed on July 10, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, Howard Mileaf, and George Morriss. Ms. Goss, Mr. Mileaf and Mr. Morriss are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

The financial information provided below is that of the Registrant, Lehman Brothers Income Funds.  This N-CSR relates only to Lehman Brothers Core Bond Fund, Lehman Brothers High Income Bond Fund, Lehman Brothers Municipal Money Fund, Lehman Brothers Municipal Securities Trust, Lehman Brothers New York Municipal Money Fund, Lehman Brothers National Municipal Money Fund, Lehman Brothers Short Duration Fund, Lehman Brothers Strategic Income Fund, Lehman Brothers Tax-Free Money Fund and Neuberger Berman Cash Reserves (collectively, the “Funds”).  Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Lehman Brothers Core Bond Fund, Lehman Brothers New York Municipal Money Fund and Lehman Brothers Tax-Free Money Fund.  Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to all other series of the Registrant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $225,000 and $216,000 for the fiscal years ended 2006 and 2007, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $44,900 and $38,700 for the fiscal years ended 2006 and 2007, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

 (c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $71,000 and $63,600 for the fiscal years ended 2006 and 2007, respectively.  The nature of the services provided was tax compliance, tax advice and tax planning.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2006 and 2007, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $6,600 and $6,400 for the fiscal years ended 2006 and 2007, respectively.  The nature of the services provided comprised tax compliance, tax advice and tax planning.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2006 and 2007, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

 (d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

 (e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

 (f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $71,000 and $63,600 for the fiscal years ended 2006 and 2007, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $475,000 and $425,000 for the fiscal years ended 2006 and 2007, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $6,600 and $6,400 for the fiscal years ended 2006 and 2007, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Registrant.

Item 6. Schedule of Investments

The complete schedule of investments for each series is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-3802 (filed July 10, 2006).

(a)(2)

The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)

Not applicable to the Registrant.

(b)

The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LEHMAN BROTHERS INCOME FUNDS

By: /s/ Peter E. Sundman

Peter E. Sundman

Chief Executive Officer

Date: January 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Peter E. Sundman

Peter E. Sundman

Chief Executive Officer

Date: January 3, 2008

By: /s/ John M. McGovern

John M. McGovern

Treasurer and Principal Financial

and Accounting Officer

Date: January 3, 2008